UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08767

UBS Series Funds

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2024

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

UBS Liquid Assets Government Fund

Annual Report  |  April 30, 2024

UBS Liquid Assets Government Fund

June 18, 2024

Dear Shareholder,

We present you with the annual report for UBS Liquid Assets Government Fund (the “Fund”) for the 12-months ended April 30, 2024 (the “reporting period”).

Performance

The US Federal Reserve (the “Fed”) raised the federal funds rate twice during the reporting period, with the last hike in July 2023 pushing it to a range between 5.25% and 5.50%. The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed’s actions, see below.) As a result, the yields on short-term investments moved higher—as did the Fund’s yield—during the reporting period.

The seven-day current yield for the Fund was 5.31% on April 30, 2024, versus 4.86% on April 30, 2023. (For more information on the Fund’s performance, refer to “Yields and characteristics at a glance” on page 4.)

UBS Liquid Assets Government Fund

Investment goal:

Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

Portfolio Managers:

Robert Sabatino

David J. Walczak

UBS Asset Management (Americas) LLC

Commencement:

February 14, 2000

Dividend payments:

Monthly

An interview with Portfolio Manager Robert Sabatino

Q.	How would you describe the economic environment during the reporting period?
A.

Despite several headwinds, the US economy continued to expand during the reporting period. Persistent inflation, monetary tightening, and several geopolitical issues were some of the challenges facing the economy. Despite these factors, the economy was resilient. Looking back, second and third quarter 2023 US annualized gross domestic product (“GDP”) growth was 2.1% and 4.9%, respectively. GDP then expanded 3.4% during the fourth quarter of the year. The Commerce Department’s preliminary estimate for first quarter 2024 annualized GDP growth was 1.6%.

Q.	How did the Fed react to the economic environment?
A.

With US inflation remaining persistent, the Fed continued to raise the federal funds rate during the first half of the reporting period. From March 2022 (prior to the beginning of the reporting period) through July 2023, the Fed raised rates 11 times—pushing the federal funds rate to a range between 5.25% and 5.50%—the highest level in 22 years. Since that time, the central bank kept rates on hold and investors have pushed back the expected timing for when the Fed may start lowering rates.

Q.	How did you position the Fund over the fiscal year?
A.

We tactically adjusted the Fund’s weighted average maturity (“WAM”)—which is the weighted average maturity of the securities in the portfolio—throughout the 12-month review period. When the reporting period began, the Fund had a WAM of nine days. At the end of the period on April 30, 2024, the Fund’s WAM was 12 days.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.

At the individual portfolio holding level, we maintained a high level of diversification over the period, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid.

Q.	What types of securities did you emphasize over the period?
A.

Several adjustments were made to the Fund’s sector positioning during the 12-month period. We eliminated the Fund’s exposure to US government agency obligations. In contrast, we meaningfully increased the Fund’s exposures to US Treasury obligations and repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

1

UBS Liquid Assets Government Fund

Q.	What factors do you believe will affect the Fund over the coming months?
A.

We continue to closely monitor the economic environment. With inflation currently higher than the Fed’s 2% target, it is unclear when the central bank may begin cutting rates. Against this backdrop, we expect to continue managing the Fund with a focus on risk and liquidity.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver

President—UBS Series Funds

UBS Liquid Assets Government Fund

Executive Director

UBS Asset Management (Americas) LLC

David J. Walczak

Portfolio Manager—UBS Series Funds

UBS Liquid Assets Government Fund

Managing Director

UBS Asset Management (Americas) LLC

Robert Sabatino

Portfolio Manager—UBS Series Funds

UBS Liquid Assets Government Fund

Managing Director

UBS Asset Management (Americas) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended April 30, 2024. The views and opinions in the letter were current as of June 18, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

UBS Liquid Assets Government Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees (unless waived) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs–for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The example does not reflect any program fees (e.g., ACCESSSM program fees, Resource Management Account® (RMA®) program fees) as these are external to the Fund and relate to the particular program chosen by the investor.

	Beginning account value November 1, 2023	Ending account value April 30, 2024[1]	Expenses paid during period 11/01/23 to 04/30/24[2]	Expense ratio during the period

Actual	$1,000.00	$1,026.90	$0.25	0.05%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.61	0.25	0.05

[1]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

3

UBS Liquid Assets Government Fund

Yields and characteristics at a glance—April 30, 2024 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.31%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.45
Seven-day current yield before fee waivers and/or expense reimbursements[1]	5.29
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	5.43
Weighted average maturity[2]	12 days

Portfolio composition[3]
Repurchase agreements	75.9%
U.S. Treasury obligations	25.6
Liabilities in excess of other assets	(1.5)
Total	100.0%

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the Fund cannot guarantee it will do so. An investment in the Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the Fund’s sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	The portfolio is actively managed and its composition will vary over time.
[3]	Weightings represent percentages of the Fund’s net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

4

UBS Liquid Assets Government Fund

Portfolio of investments—April 30, 2024

	Face Amount	Value
U.S. Treasury obligations—25.6%
U.S. Treasury Bills
5.250% due 07/05/24[1]	$11,000,000	$10,899,801
5.286% due 06/27/24[1]	11,000,000	10,911,523
5.312% due 06/04/24[1]	11,000,000	10,946,497
5.340% due 06/20/24[1]	10,000,000	9,928,750
5.343% due 05/14/24[1]	11,000,000	10,979,424
5.349% due 05/21/24[1]	11,000,000	10,968,314
5.349% due 05/28/24[1]	12,000,000	11,953,335
5.353% due 05/02/24[1]	12,000,000	11,998,263
5.364% due 05/07/24[1]	11,000,000	10,990,467
5.369% due 07/11/24[1]	11,000,000	10,886,647
5.374% due 05/16/24[1]	10,000,000	9,978,208
5.374% due 05/23/24[1]	11,000,000	10,964,843
5.374% due 06/27/24[1]	11,000,000	10,908,911
5.375% due 07/05/24[1]	11,000,000	10,896,126
5.379% due 05/09/24[1]	11,000,000	10,987,203
5.380% due 06/18/24[1]	11,000,000	10,923,513
5.380% due 06/25/24[1]	11,000,000	10,912,359
5.384% due 06/06/24[1]	11,000,000	10,942,360
5.389% due 06/20/24[1]	11,000,000	10,919,868
5.391% due 07/02/24[1]	11,000,000	10,901,015
5.395% due 06/13/24[1]	11,000,000	10,931,021
5.395% due 07/18/24[1]	11,000,000	10,874,875
5.395% due 08/01/24[1]	11,000,000	10,854,021
5.400% due 05/30/24[1]	11,000,000	10,953,435
5.400% due 07/25/24[1]	11,000,000	10,863,516
Total U.S. Treasury obligations (cost—$273,274,295)		273,274,295

	Face Amount	Value
Repurchase agreements—75.9%
Repurchase agreement dated 04/30/24 with Mitsubishi UFJ Securities America, Inc., 5.320% due 05/01/24, collateralized by $438,517,284 Federal Home Loan Mortgage Corp., obligations, 1.000% to 7.000% due 12/01/24 to 01/01/54 and $288,065,295 Federal National Mortgage Association obligations, 1.000% to 6.500% due 01/25/30 to 11/25/53; (value—$255,000,000); proceeds: $250,036,944	$250,000,000	$250,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $454,221,800 U.S. Treasury Inflation Index Note, 0.125% due 07/15/26 and $13,015,900 U.S. Treasury Note, 0.500% due 10/31/27; (value—$572,238,610); proceeds: $561,100,750	561,018,000	561,018,000
Total repurchase agreements (cost—$811,018,000)		811,018,000
Total investments (cost—$1,084,292,295 which approximates cost for federal income tax purposes)—101.5%		1,084,292,295

Liabilities in excess of other assets—(1.5)%		(15,620,190)
Net assets—100.0%		$1,068,672,105

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
U.S. Treasury obligations	$—	$273,274,295	$—	$273,274,295
Repurchase agreements	—	811,018,000	—	811,018,000
Total	$—	$1,084,292,295	$—	$1,084,292,295

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]	Rates shown reflect yield at April 30, 2024.

See accompanying notes to financial statements.

5

UBS Liquid Assets Government Fund

Statement of assets and liabilities

April 30, 2024

Assets:
Investments, at value (cost—$273,274,295)	$273,274,295
Repurchase agreements (cost—$811,018,000)	811,018,000
Total investments in securities, at value (cost—$1,084,292,295)	1,084,292,295
Cash	141
Receivable for interest	119,695
Other assets	33,620
Total assets	1,084,445,751

Liabilities:
Payable for investments purchased	10,854,021
Dividends payable to shareholders	4,764,592
Accrued expenses and other liabilities	155,033
Total liabilities	15,773,646
Net assets	$1,068,672,105

Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,068,670,879
Distributable earnings (accumulated losses)	1,226
Net assets	$1,068,672,105
Shares outstanding	1,068,667,316
Net asset value per share	$1.00

See accompanying notes to financial statements.

6

UBS Liquid Assets Government Fund

Statement of operations

For the year ended April 30, 2024
Investment income:
Interest	$54,637,179
Expenses:
Investment advisory and administration fees	204,568
Transfer agency fees	84,207
Custody and fund accounting fees	38,272
Trustees’ fees	26,164
Professional services fees	113,557
Printing and shareholder report fees	50,713
Federal and state registration fees	69,019
Insurance expense	7,494
Other expenses	70,682
Total expenses	664,676
Fee waivers by investment advisor and administrator	(204,568)
Net expenses	460,108
Net investment income (loss)	54,177,071
Net realized gain (loss)	13,399
Net increase (decrease) in net assets resulting from operations	$54,190,470

See accompanying notes to financial statements.

7

UBS Liquid Assets Government Fund

Statement of changes in net assets

	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$54,177,071	$29,722,501
Net realized gain (loss)	13,399	(8,582)
Net increase (decrease) in net assets resulting from operations	54,190,470	29,713,919
Total distributions	(54,177,071)	(29,723,779)
Net increase (decrease) in net assets from beneficial interest transactions	80,552,669	(30,655,353)
Net increase (decrease) in net assets	80,566,068	(30,665,213)
Net assets:

Beginning of year	988,106,037	1,018,771,250
End of year	$1,068,672,105	$988,106,037

See accompanying notes to financial statements.

8

UBS Liquid Assets Government Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.053	0.030	0.001	0.001	0.017
Net realized and unrealized gain (loss)	0.000 [1]	(0.000)[1]	(0.000)[1]	—	0.000 [1]
Net increase (decrease) from operations	0.053	0.030	0.001	0.001	0.017
Dividends from net investment income	(0.053)	(0.030)	(0.001)	(0.001)	(0.017)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	—	—	—
Total dividends and distributions	(0.053)	(0.030)	(0.001)	(0.001)	(0.017)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	5.42%	2.97%	0.05%	0.15%	1.75%
Ratios to average net assets:
Expenses before fee waivers	0.06%	0.07%	0.07%	0.07%	0.07%
Expenses after fee waivers	0.04%	0.04%	0.04%	0.04%	0.04%
Net investment income (loss)	5.30%	2.97%	0.05%	0.14%	1.90%
Supplemental data:
Net assets, end of year (000’s)	$1,068,672	$988,106	$1,018,771	$1,099,849	$1,012,980

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements.

9

UBS Liquid Assets Government Fund

Notes to financial statements

Organization and significant accounting policies

UBS Liquid Assets Government Fund (the “Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Series Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with seventeen series. The financial statements for the other series of the Trust are not included herein.

UBS Asset Management (Americas) LLC (“UBS AM”) is the investment advisor and administrator for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), the Fund has adopted a policy to operate as a “government money market fund”. Under Rule 2a-7, a “government money market fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a “government money market fund”, the Fund values its investments at amortized cost unless UBS AM, as the valuation designee appointed by the Fund’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

10

UBS Liquid Assets Government Fund

Notes to financial statements

Constant net asset value per share—The Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Fund has adopted a policy to operate as a “government money market fund” and as such the Fund is permitted to seek to maintain a stable price per share.

Liquidity fee—By operating as a “government money market fund”, the Fund is exempt from requirements that permit the imposition of a liquidity fee. While the Board may elect to subject the Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Fund’s investment strategies and limitations may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

11

UBS Liquid Assets Government Fund

Notes to financial statements

Investment advisor and administrator and other transactions with affiliates

The Board has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS AM, under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS AM an investment advisory and administration fee, which is accrued daily and paid monthly. Where the services are provided directly by UBS AM or an affiliate, the fee will be limited to reimbursement of UBS AM’s direct advisory/administrative costs and expenses and will exclude any profit or overhead charges. Where UBS AM arranges for an unaffiliated person to provide services, the Fund will reimburse UBS AM for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge will be included or the Fund will pay the service provider directly. UBS AM has advised the Fund that for the period ended April 30, 2024, its direct advisory/administrative costs and expenses approximate an annual rate of 0.02% of the average daily net assets of the Fund. These expenses are estimated amounts in addition to other expenses of the Fund. To the extent such fees are not waived, UBS AM periodically will review Fund expenses in an effort to confirm that only direct costs and expenses are paid to UBS AM by the Fund.

For the period ended April 30, 2024, UBS AM waived its entire fee for its direct advisory/administrative costs and expenses; such amount is not subject to future recoupment.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended April 30,
	2024	2023
Shares sold	$5,713,444,274	$5,210,367,904
Shares repurchased	(5,685,037,232)	(5,266,774,011)
Dividends reinvested	52,145,627	25,750,754
Net increase (decrease) in beneficial interest	$80,552,669	$(30,655,353)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended April 30, 2024 and April 30, 2023 was ordinary income in the amount of $54,177,071 and $29,723,779, respectively.

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
$4,765,818	$—	$—	$—	$(4,764,592)	$1,226

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. At April 30, 2024, the Fund has no capital loss carryforwards.

During the fiscal year ended April 30, 2024, the Fund utilized $9,153 of short term capital loss carryforwards.

12

UBS Liquid Assets Government Fund

Notes to financial statements

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, remains subject to examination by the Internal Revenue Service and state taxing authorities.

13

UBS Liquid Assets Government Fund

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of UBS Liquid Assets Government Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS Liquid Assets Government Fund (the “Fund”) (one of the funds constituting UBS Series Funds (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting UBS Series Funds) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

14

Liquid Assets Government Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. These reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information

Pursuant to Sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Fund designates $54,176,964 of ordinary income distributions paid as qualified interest income for the fiscal year ended April 30, 2024.

15

UBS Liquid Assets Government Fund

Board approval of investment advisory agreement (unaudited)

At a meeting of the board of UBS Series Funds (the “Trust”) on February 21, 2024, the members of the board, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, considered the approval of the novation and restatement of the investment advisory and administration contract (the “Contract”) between UBS Asset Management (Americas) Inc. (“UBS AM”) and the Trust, on behalf of UBS Liquid Assets Government Fund (the “Fund”).

Management discussed with the board its proposal to reorganize UBS AM from a Delaware corporation to a Delaware limited liability company and to change its name to UBS Asset Management (Americas) LLC. Management stated that UBS AM is proposing that the Contract be novated and restated at the time of the closing of the reorganization to reflect UBS AM’s new name and form of organization. UBS AM represented, and the board considered, that there was expected to be no change to: (i) the advisory fee or any other amounts to be paid by the Fund; (ii) the nature, extent, and quality of the services to be provided by UBS AM; (iii) fund performance; (iv) the costs of the services to be provided and profits to be realized by UBS AM and its affiliates from the relationship with the Fund; (v) the realization of economies of scale as the Fund grows; or (vi) any other benefits derived or to be derived by UBS AM from the relationship with the Fund.

The board, including a majority of the Independent Trustees, approved the novation and restatement of the Contract. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve the novation and restatement of the Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process.

16

UBS Liquid Assets Government Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 64 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); Since September 2023 (Chair of the Board of Trustees)	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None
Richard R. Burt; 77 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 84 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

17

UBS Liquid Assets Government Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (33 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 until 2023) and Tech and Energy Transition Corporation (from 2021 until 2023).
David R. Malpass; 68 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Mr. Malpass served as President of the World Bank Group (from 2019 until 2023.) Prior to that, he served as US Treasury Undersecretary for International Affairs (from 2017 until 2019) (Mr. Malpass also had previously served as a trustee of the funds (from 2014 until 2017), when he entered public service.)	Mr. Malpass is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government’s development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

[1]	Each trustee holds office for an indefinite term.

18

UBS Liquid Assets Government Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 55	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) and senior manager of fund accounting—US (previously named product control and investment support) at UBS AM and/or UBS AM (US) (“UBS AM—Americas region”). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 9 portfolios) for which Credit Suisse Asset Management, LLC had served as investment advisor or manager prior to its merger into UBS AM, and for which UBS AM assumed such responsibilities effective May 1, 2024 (since February 2024)
Franklin P. Dickson[4]; 45	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 46	Vice President	Since 2015	Ms. DiPaolo is an executive director (since 2020) (prior to which she was a director from 2008 until 2020) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM—Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 60	Vice President	Since 2017	Mr. Grande is a managing director, head of the municipal fixed income team (since 2020); formerly he was co-head from 2017 until 2020) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary[4]; 56	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Leesa Merrill[3]; 45	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since 2023) (prior to which she was a director (from 2014 until 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Ryan Nugent[2]; 46	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), senior portfolio manager (since 2020) (prior to which he was a portfolio manager (since 2005)) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Robert Sabatino[3]; 50	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.

19

UBS Liquid Assets Government Fund

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders[3]; 58	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey[3]; 39	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since 2023) (prior to which he was an executive director from 2019 until 2023) and Secretary and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel with UBS Business Solutions US LLC (from 2017 through 2022) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 40	Vice President	Since 2016	Mr. Walczak is a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 62	Vice President and Secretary	Since 1998 (Vice President) and since 2019 (Secretary)	Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022), (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

[1]	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.
[3]	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[4]	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

20

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Investment Advisor and Administrator

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2024. All rights reserved.

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

S131

Limited Purpose Cash Investment Fund

Annual Report  |  April 30, 2024

Limited Purpose Cash Investment Fund

June 18, 2024

Dear Shareholder,

We present you with the annual report for Limited Purpose Cash Investment Fund (the “Fund”) for the 12-months ended April 30, 2024 (the “reporting period”).

Performance

The US Federal Reserve (the “Fed”) raised the federal funds rate twice during the reporting period, with the last hike in July 2023 pushing it to a range between 5.25% and 5.50%. The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed’s actions, see below.) As a result, the yields on short-term investments moved higher—as did the Fund’s yield—during the reporting period.

The seven-day current yield for the Fund as of April 30, 2024 was 5.33%, versus 4.74%, on April 30, 2023 (after fee waivers/expense reimbursements). (For more information on the Fund’s performance, refer to “Yields and characteristics at a glance” on page 4.)

Limited Purpose Cash Investment Fund

Investment goal:

Maximum current income consistent with liquidity and the preservation of capital

Portfolio Managers:

Robert Sabatino

David J. Walczak

UBS Asset Management (Americas) LLC

Commencement:

April 11, 2017

Dividend payments:

Monthly

An interview with Portfolio Manager Robert Sabatino

Q.	How would you describe the economic environment during the reporting period?
A.

Despite several headwinds, the US economy continued to expand during the reporting period. Persistent inflation, monetary tightening, and several geopolitical issues were some of the challenges facing the economy. Despite these factors, the economy was resilient. Looking back, second and third quarter 2023 US annualized gross domestic product (“GDP”) growth was 2.1% and 4.9%, respectively. GDP then expanded 3.4% during the fourth quarter of the year. The Commerce Department’s preliminary estimate for first quarter 2024 annualized GDP growth was 1.6%.

Q.	How did the Fed react to the economic environment?
A.

With US inflation remaining persistent, the Fed continued to raise the federal funds rate during the first half of the reporting period. From March 2022 (prior to the beginning of the reporting period) through July 2023, the Fed raised rates 11 times—pushing the federal funds rate to a range between 5.25% and 5.50%—the highest level in 22 years. Since that time, the central bank kept rates on hold and investors have pushed back the expected timing for when the Fed may start lowering rates.

Q.	How did you position the Fund over the reporting period?
A.

We tactically adjusted the Fund’s weighted average maturity (“WAM”)—which is the weighted average maturity of the securities in its portfolio—during the reporting period. The Fund’s weighted average maturity (WAM) was seven days when the reporting period began. At period end on April 30, 2024, it was 31 days.

Q.	What types of securities did the Fund emphasize?
A.

At the security level, we significantly increased the Fund’s exposure to US Treasury obligations. In contrast, we meaningfully reduced its allocation to repurchase agreements and eliminated its exposure to US government agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Limited Purpose Cash Investment Fund

Q.	What factors do you believe will affect the Fund over the coming months?
A.

We continue to closely monitor the economic environment. With inflation currently higher than the Fed’s 2% target, it is unclear when the central bank may begin cutting rates. Against this backdrop, we expect to continue managing the Fund with a focus on risk and liquidity.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver

President—UBS Series Funds

Limited Purpose Cash Investment Fund

Executive Director

UBS Asset Management (Americas) LLC

Robert Sabatino

Portfolio Manager—UBS Series Funds

Limited Purpose Cash Investment Fund

Managing Director

UBS Asset Management (Americas) LLC

David J. Walczak

Portfolio Manager—UBS Series Funds

Limited Purpose Cash Investment Fund

Managing Director

UBS Asset Management (Americas) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended April 30, 2024. The views and opinions in the letter were current as of June 18, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Website at www.ubs.com/am-us.

Limited Purpose Cash Investment Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for the Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

	Beginning account value November 1, 2023	Ending account value April 30, 2024[1]	Expenses paid during period 11/01/23 to 04/30/24[2]	Expense ratio during the period

Actual	$1,000.00	$1,026.70	$0.30	0.06%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.57	0.30	0.06

[1]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

Limited Purpose Cash Investment Fund

Yields and characteristics at a glance—April 30, 2024 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.33%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.47
Seven-day current yield before fee waivers and/or expense reimbursements[1]	5.27
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	5.41
Weighted average maturity[2]	31 days

Portfolio composition[3]
U.S. Treasury obligations	56.4%
Repurchase agreements	42.4
Other assets in excess of liabilities	1.2
Total	100.0%

You could lose money by investing in the Fund. Because the price of shares of the Fund will fluctuate, when you sell your shares in the Fund, your shares may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares under certain circumstances. An investment in the Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the Fund’s sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	The portfolio is actively managed and its composition will vary over time.
[3]	Weightings represent percentages of the Fund’s net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

Limited Purpose Cash Investment Fund

Portfolio of investments—April 30, 2024

	Face Amount	Value
U.S. Treasury obligations: 56.4%
U.S. Treasury Bills
5.174% due 07/18/24[1]	$45,000,000	$44,487,394
5.185% due 08/01/24[1]	45,000,000	44,396,106
5.222% due 07/25/24[1]	45,000,000	44,442,010
5.250% due 07/05/24[1]	43,000,000	42,591,231
5.308% due 08/22/24[1]	24,000,000	23,606,120
5.308% due 09/12/24[1]	26,000,000	25,497,240
5.312% due 06/04/24[1]	46,000,000	45,770,505
5.313% due 09/05/24[1]	25,000,000	24,539,757
5.313% due 09/26/24[1]	56,000,000	54,803,996
5.329% due 10/10/24[1]	56,000,000	54,695,900
5.334% due 10/03/24[1]	55,000,000	53,773,347
5.340% due 08/29/24[1]	25,000,000	24,564,313
5.340% due 09/19/24[1]	54,000,000	52,900,728
5.343% due 05/14/24[1]	44,000,000	43,916,122
5.349% due 05/21/24[1]	45,000,000	44,868,319
5.349% due 05/28/24[1]	45,000,000	44,822,138
5.353% due 05/02/24[1]	45,000,000	44,993,411
5.364% due 05/07/24[1]	43,000,000	42,962,171
5.364% due 08/06/24[1]	55,000,000	54,221,609
5.367% due 10/17/24[1]	54,000,000	52,686,870
5.369% due 07/11/24[1]	56,000,000	55,419,062
5.370% due 07/30/24[1]	57,000,000	56,252,587
5.372% due 10/24/24[1]	54,000,000	52,633,800
5.374% due 05/16/24[1]	40,000,000	39,912,250
5.374% due 05/23/24[1]	47,000,000	46,848,347
5.374% due 06/27/24[1]	56,000,000	55,532,726
5.375% due 07/05/24[1]	55,000,000	54,477,156
5.375% due 07/16/24[1]	53,000,000	52,413,199
5.377% due 10/31/24[1]	56,000,000	54,529,696
5.379% due 05/09/24[1]	47,000,000	46,944,872
5.380% due 06/18/24[1]	47,000,000	46,669,903
5.380% due 06/25/24[1]	47,000,000	46,621,046
5.384% due 06/06/24[1]	51,000,000	50,730,592
5.389% due 06/20/24[1]	54,000,000	53,604,375
5.391% due 07/02/24[1]	49,000,000	48,555,313
5.395% due 06/13/24[1]	52,000,000	51,672,209
5.395% due 07/18/24[1]	54,000,000	53,384,872
5.395% due 08/01/24[1]	56,000,000	55,248,488
5.396% due 08/13/24[1]	58,000,000	57,120,333
5.400% due 05/30/24[1]	49,000,000	48,791,784
5.400% due 07/25/24[1]	54,000,000	53,330,412
5.404% due 06/06/24[1]	50,000,000	49,735,875
5.406% due 08/27/24[1]	55,000,000	54,053,091
5.446% due 05/23/24[1]	78,000,000	77,748,320
5.457% due 05/30/24[1]	78,000,000	77,668,554
5.479% due 05/09/24[1]	51,000,000	50,940,180
5.489% due 05/16/24[1]	78,000,000	77,828,887
5.543% due 05/02/24[1]	52,000,000	51,992,386
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363% due 05/01/24[2]	22,000,000	22,000,393
3 mo. Treasury money market yield + 0.140%, 5.466% due 05/01/24[2]	345,000,000	345,123,958

	Face Amount	Value
U.S. Treasury obligations—(concluded)
3 mo. Treasury money market yield + 0.150%, 5.476% due 05/01/24[2]	$55,000,000	$54,993,245
3 mo. Treasury money market yield + 0.200%, 5.526% due 05/01/24[2]	197,000,000	197,184,686
3 mo. Treasury money market yield + 0.245%, 5.571% due 05/01/24[2]	158,000,000	158,300,843
U.S. Treasury Notes, 0.625%, due 10/15/24	24,000,000	23,490,937
Total U.S. Treasury obligations (cost—$3,186,208,839)		3,186,293,664

Repurchase agreements: 42.4%
Repurchase agreement dated 04/30/24 with Bank of America, 5.310% due 05/01/24, collateralized by $125,811,780 Federal Home Loan Mortgage Corp., obligations, 2.500% to 7.000% due 03/01/26 to 02/01/54, $456,041,785 Federal National Mortgage Association obligations, 2.000% to 7.000% due 08/01/26 to 04/01/54; (value—$204,000,000); proceeds: $200,029,500	200,000,000	200,000,000
Repurchase agreement dated 04/30/24 with Bank of America, 5.300% due 05/01/24, collateralized by $10,430,800 U.S. Treasury Bond, 3.000% due 05/15/47, $730,361,600 U.S. Treasury Notes, 0.500% to 4.625% due 06/30/27 to 04/30/31 and $245,089,200 U.S. Treasury Bond Principal Strips, Zero Coupon due 08/15/28 to 08/15/48; (value—$822,120,017); proceeds: $ 806,118,661	806,000,000	806,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $613,825,600 U.S. Treasury Inflation Index Note, 0.125% to 0.250% due 10/15/24 to 01/15/25 and $655,494,900 U.S. Treasury Notes, zero coupon due 10/17/24; (value—$1,414,740,003); proceeds: $1,387,204,583	1,387,000,000	1,387,000,000
Total repurchase agreements (cost—$2,393,000,000)		2,393,000,000
Total investments (cost—$5,579,208,839 which approximates cost for federal income tax purposes)—98.8%		5,579,293,664

Other assets in excess of liabilities—1.2%		66,682,071
Net assets—100.0%		$5,645,975,735

Limited Purpose Cash Investment Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Fund’s investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
U.S. Treasury obligations	$—	$3,186,293,664	$—	$3,186,293,664
Repurchase agreements	—	2,393,000,000	—	2,393,000,000
Total	$—	$5,579,293,664	$—	$5,579,293,664

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]	Rates shown reflect yield at April 30, 2024.
[2]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

See accompanying notes to financial statements.

Limited Purpose Cash Investment Fund

Statement of assets and liabilities

April 30, 2024

Assets:
Investments, at value (cost—$3,186,208,839)	$3,186,293,664
Repurchase agreements, at value (cost—$2,393,000,000)	2,393,000,000
Total investments in securities, at value (cost—$5,579,208,839)	5,579,293,664
Cash	200,256,892
Receivable for interest	478,012
Total assets	5,780,028,568

Liabilities:
Payable for investments purchased	109,794,564
Dividends payable to shareholders	24,051,263
Payable to affiliate	207,006
Total liabilities	134,052,833
Net assets	$5,645,975,735

Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	5,646,107,056
Distributable earnings (accumulated losses)	(131,321)
Net assets	$5,645,975,735
Shares outstanding	5,648,456,137
Net asset value per share	$0.9996

See accompanying notes to financial statements.

Limited Purpose Cash Investment Fund

Statement of operations

For the year ended April 30, 2024
Investment income:
Interest	$271,414,177
Expenses:
Investment advisory and administration fees	6,033,889
Trustees’ fees	56,197
Total expenses	6,090,086
Fee waivers and/or expense reimbursements by investment manager and administrator	(3,045,043)
Net expenses	3,045,043
Net investment income (loss)	268,369,134
Net realized gain (loss)	(632)
Net change in unrealized appreciation (depreciation)	(232,561)
Net realized and unrealized gain (loss)	(233,193)
Net increase (decrease) in net assets resulting from operations	$268,135,941

See accompanying notes to financial statements.

Limited Purpose Cash Investment Fund

Statement of changes in net assets

	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 268,369,134	$ 151,060,950
Net realized gain (loss)	(632)	(204,501)
Net change in unrealized appreciation (depreciation)	(232,561)	1,005,397
Net increase (decrease) in net assets resulting from operations	268,135,941	151,861,846
Total distributions	(268,369,134)	(151,060,950)
Net increase (decrease) in net assets from beneficial interest transactions	110,865,197	284,590,717
Net increase (decrease) in net assets	110,632,004	285,391,613
Net assets:

Beginning of year	5,535,343,731	5,249,952,118
End of year	$5,645,975,735	$5,535,343,731

See accompanying notes to financial statements.

Limited Purpose Cash Investment Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$0.9996	$0.9995	$0.9997	$1.0008	$0.9999
Net investment income (loss)	0.0529	0.0292	0.0004	0.0014	0.0179
Net realized and unrealized gain (loss)	0.0000 [1]	0.0001	(0.0002)	(0.0010)	0.0009
Net increase (decrease) from operations	0.0529	0.0293	0.0002	0.0004	0.0188
Dividends from net investment income	(0.0529)	(0.0292)	(0.0004)	(0.0014)	(0.0179)
Distributions from net realized gains	—	—	(0.0000)[1]	(0.0001)	—
Total dividends and distributions	(0.0529)	(0.0292)	(0.0004)	(0.0015)	(0.0179)
Net asset value, end of year	$0.9996	$0.9996	$0.9995	$0.9997	$1.0008
Total investment return[2]	5.36%	2.91%	0.02%	0.04%	1.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses after fee waivers and/or expense reimbursements	0.06%	0.06%	0.04%	0.06%	0.06%
Net investment income (loss)	5.29%	2.92%	0.04%	0.13%	1.84%
Supplemental data:
Net assets, end of year (000’s)	$5,645,976	$5,535,344	$5,249,952	$3,216,549	$3,309,628

[1]	Amount represents less than $0.00005 or $(0.00005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements.

Limited Purpose Cash Investment Fund

Notes to financial statements

Organization and significant accounting policies

Limited Purpose Cash Investment Fund (the “Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Series Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with seventeen series. The financial statements for the other series of the Trust are not included herein. The Fund commenced operations on April 11, 2017.

UBS Asset Management (Americas) LLC (“UBS AM”) is the investment advisor and administrator for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

This Fund is privately offered, and its shares are not registered under the Securities Act of 1933, as amended (“1933 Act”).

The following is a summary of significant accounting policies:

Valuation of investments—Consistent with Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), the net asset value of the Fund is calculated using market-based values, and the price of its shares fluctuate.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Floating net asset value per share fund—Consistent with Rule 2a-7, the Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and expects that its share price will fluctuate.

Limited Purpose Cash Investment Fund

Notes to financial statements

On occasion, it is possible that the end of day accounting net asset value (“NAV”) per share of a floating NAV fund (“FNAV”), as reported in a shareholder report, for example, may differ from the transactional NAV per share (used for purposes of processing purchases and redemptions); while this is not expected to occur with great frequency, it may happen should certain factors align on a given business day. The final end-of-day NAV per share for accounting and financial statement reporting purposes is designed to reflect all end-of-day accounting activities, which may include, but are not limited to, income and expense accruals, dividend and distribution reinvestments as well as final share activity; such items are factored into the Fund after the last transactional NAV per share is calculated on a given day (normally, the transactional NAV per share is calculated as of 3 pm, Eastern time, as explained in the Fund’s offering document).

Liquidity fee—Consistent with Rule 2a-7, the Fund’s Board of Trustees (the “Board”) is permitted to impose a liquidity fee on redemptions from the Fund under certain circumstances. Liquidity fees would reduce the amount a shareholder receives upon redemption of its shares. The Fund retains the liquidity fees for the benefit of remaining shareholders. For the period ended April 30, 2024, the Board of the Fund did not impose any liquidity fees.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Fund’s investment strategies and limitations, may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Limited Purpose Cash Investment Fund

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with affiliates

The Fund’s Board of Trustees has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS AM, under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS AM an investment advisory and administration fee, which is accrued daily and paid monthly. UBS AM’s contract fee for the advisory and administration services it provides to the Fund is 0.12% of the Fund’s average daily net assets. At April 30, 2024, UBS AM is owed $478,654 by the Fund, representing investment advisory and administration fees.

The Fund and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees so that the total ordinary operating expenses of the Fund through August 31, 2024, do not exceed 0.06%. The fee waiver agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s contract with UBS AM. For the period ended April 30, 2024, UBS AM waived $3,045,043 in investment advisory and administration fees; such amount is not subject to future recoupment. At April 30, 2024, UBS AM owed the Fund $271,648 in fee waivers. The amount owed by or (owed to) UBS AM is shown at a net level on the statement of assets and liabilities.

In exchange for these fees, UBS AM has agreed to bear all of the Fund’s expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the Fund, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the Fund’s independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that the independent trustees’ fees and expenses will be 0.01% or less of the Fund’s average daily net assets, and that the amount disclosed in the paragraph above for accrued advisory and administration fees is net of independent trustees’ fees and expenses previously paid. At April 30, 2024, UBS AM did not owe the Fund any additional reductions in management fees for independent trustees’ fees and expenses.

UBS AM may also voluntarily waive fees/reimburse expenses in the event that Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the period ended April 30, 2024, the Fund did not have this additional waiver.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, for which the NAV per share has fluctuated, were as follows:

	For the year ended April 30, 2024		For the year ended April 30, 2023
	Shares	Amount	Shares	Amount
Shares sold	20,694,364,197	$20,686,325,389	20,377,062,354	$20,365,680,142
Shares repurchased	(20,728,071,064)	(20,720,225,053)	(20,168,013,213)	(20,156,575,651)
Dividends reinvested	144,818,836	144,764,861	75,523,751	75,486,226
Net increase (decrease)	111,111,969	$110,865,197	284,572,892	$284,590,717

Limited Purpose Cash Investment Fund

Notes to financial statements

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended April 30, 2024 and April 30, 2023, was ordinary income in the amount of $268,369,134 and $151,060,950, respectively.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation (depreciation) consisted of:

Gross unrealized appreciation	$435,917
Gross unrealized depreciation	(351,092)
Net unrealized appreciation (depreciation)	84,825

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	Undistributed long- term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
$24,051,263	$—	$(216,146)	$84,825	$(24,051,263)	$(131,321)

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. At April 30, 2024, the Fund had capital loss carryforwards of $216,146 in short term capital losses.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024 the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

The Board of Trustees of the Trust approved the conversion of the Fund to operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Conversion”). As a result, the Fund will adopt a new investment policy to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” by cash or government securities. The Conversion will become effective on or about August 27, 2024.

Limited Purpose Cash Investment Fund

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of Limited Purpose Cash Investment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Limited Purpose Cash Investment Fund (the “Fund”) (one of the funds constituting UBS Series Funds (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting UBS Series Funds) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

15

Limited Purpose Cash Investment Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. These reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Fund makes portfolio holdings and other information available to shareholders at the following internet address: www.lpcif.com.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the fund designates $268,364,772 of ordinary income distributions paid as qualified interest income for the fiscal year ended April 30, 2024.

16

Limited Purpose Cash Investment Fund

Board approval of management contract (unaudited)

At a meeting of the board of UBS Series Funds (the “Trust”) on February 21, 2024, the members of the board, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment to the management contract (the “Contract”) between UBS Asset Management (Americas) Inc. (“UBS AM”) and the Trust, on behalf of Limited Purpose Cash Investment Fund (the “Fund”).

Management discussed with the board its proposal to reorganize UBS AM from a Delaware corporation to a Delaware limited liability company and to change its name to UBS Asset Management (Americas) LLC. Management stated that UBS AM is proposing that the Contract be amended at the time of the closing of the reorganization to reflect UBS AM’s new name and form of organization. UBS AM represented, and the board considered, that there was expected to be no change to: (i) the advisory fee or any other amounts to be paid by the Fund; (ii) the nature, extent, and quality of the services to be provided by UBS AM; (iii) fund performance; (iv) the costs of the services to be provided and profits to be realized by UBS AM and its affiliates from the relationship with the Fund; (v) the realization of economies of scale as the Fund grows; or (vi) any other benefits derived or to be derived by UBS AM from the relationship with the Fund.

The board, including a majority of the Independent Trustees, approved the amendment to the Contract. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve the amendment to the Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process.

17

Limited Purpose Cash Investment Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s SEC Registration Statement—Part B, as amended, contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 64 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); since September 2023 (Chair of the Board of Trustees)	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None
Richard R. Burt, 77 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 84 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

18

Limited Purpose Cash Investment Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (33 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 to June 2023) and Tech and Energy Transition Corporation (2021 to March 2023).
David R. Malpass; 68 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Mr. Malpass served as President of the World Bank Group (from 2019 until 2023.) Prior to that, he served as US Treasury Undersecretary for International Affairs (from 2017 until 2019) Mr. Malpass also had previously served as a trustee of the funds (from 2014 until 2017), when he entered public service.	Mr. Malpass is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government’s development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

[1]	Each trustee holds office for an indefinite term.

19

Limited Purpose Cash Investment Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 56	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) at UBS Asset Management (Americas) LLC and/or UBS Asset Management (US) Inc. (“UBS AM—Americas region”). Ms. Bubloski is a vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM had served as investment advisor or manager prior to its merger into UBS AM, and for which UBS AM assumed such responsibilities effective May 1, 2024 (since February 2024).
Mark E. Carver2; 60	President	Since October 2023	Mr. Carver is an executive director and senior member of UBS AM’s Americas Products team (since rejoining UBS AM in 2022). In addition to his fund board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM’s strategic product alignment with UBS Financial Services Inc. Mr. Carver previously served in the role of president of the funds from 2010 to 2018 before moving to a senior product role at UBS Financial Services Inc. until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson[4]; 45	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 46	Vice President	Since 2015	Ms. DiPaolo is an executive director (since 2020) (prior to which she was a director from 2008 until 2020) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM—Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 60	Vice President	Since 2017	Mr. Grande is a managing director, head of the municipal fixed income team (since 2020); formerly he was co-head from 2017 until 2020) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary[4]; 56	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Leesa Merrill[3]; 45	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since 2023) (prior to which she was a director (from 2014 until 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

20

Limited Purpose Cash Investment Fund

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Ryan Nugent[2]; 46	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), senior portfolio manager (since 2020) (prior to which he was a portfolio manager (since 2005)) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Robert Sabatino[3]; 50	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 58	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey[3]; 39	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since 2023) (prior to which he was an executive director from 2019 until 2023) and Secretary and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel with UBS Business Solutions US LLC (from 2017 through 2022) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 40	Vice President	Since 2016	Mr. Walczak is a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 62	Vice President and Secretary	Since 1998 (Vice President) and since 2019 (Secretary)	Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022), (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

[1]	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.
[3]	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[4]	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

21

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Investment Advisor and Administrator

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

Placement Agent

UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an offering document.

© UBS 2024. All rights reserved.

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

UBS RMA Government Money Market Fund

Annual Report  |  April 30, 2024

UBS RMA Government Money Market Fund

June 18, 2024

Dear Shareholder,

We present you with the annual report for UBS RMA Government Money Market Fund (the “Fund”) for the 12-months ended April 30, 2024 (the “reporting period”).

Performance

The US Federal Reserve (the “Fed”) raised the federal funds rate twice during the reporting period, with the last hike in July 2023 pushing it to a range between 5.25% and 5.50%. The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed’s actions, see below.) As a result, the yields on short-term investments moved higher—as did the Funds’ yields—during the reporting period.

The seven-day current yield for the Fund as of April 30, 2024 was 4.61%, versus 4.25% on April 30, 2023. (For more information on the Fund’s performance, refer to “Yields and characteristics at a glance” on page 4.)

UBS RMA Government Money Market Fund

Investment goal:

Maximum current income consistent with liquidity and the preservation of capital.

Portfolio Managers:

Robert Sabatino

David J. Walczak

UBS Asset Management (Americas) LLC

Commencement:

June 24, 2016

Dividend payments:

Monthly

An interview with Portfolio Manager Robert Sabatino

Q.	How would you describe the economic environment during the reporting period?
A.

Despite several headwinds, the US economy continued to expand during the reporting period. Persistent inflation, monetary tightening, and several geopolitical issues were some of the challenges facing the economy. Despite these factors, the economy was resilient. Looking back, second and third quarter 2023 US annualized gross domestic product (“GDP”) growth was 2.1% and 4.9%, respectively. GDP then expanded 3.4% during the fourth quarter of the year. The Commerce Department’s preliminary estimate for first quarter 2024 annualized GDP growth was 1.6%.

Q.	How did the Fed react to the economic environment?
A.

With US inflation remaining persistent, the Fed continued to raise the federal funds rate during the first half of the reporting period. From March 2022 (prior to the beginning of the reporting period) through July 2023, the Fed raised rates 11 times—pushing the federal funds rate to a range between 5.25% and 5.50%—the highest level in 22 years. Since that time, the central bank kept rates on hold and investors have pushed back the expected timing for when the Fed may start lowering rates.

Q.	How did you position the Fund over the reporting period?
A.

The Fund is a “feeder fund,” investing all of its assets in a “master fund,” namely Government Master Fund. We tactically adjusted Government Master Fund’s weighted average maturity (“WAM”)—which is the weighted average maturity of the securities in its portfolio—throughout the reporting period. The Fund’s WAM was six days when the reporting period began. At period end on April 30, 2024, it was 35 days.

Q.	What types of securities did the Government Master Fund emphasize?
A.

Over the review period, we significantly increased the Government Master Fund’s exposure to US Treasury obligations. Conversely, we meaningfully reduced its allocation to repurchase agreements and, to a lesser extent, US government agency obligations. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

1

UBS RMA Government Money Market Fund

Q.	What factors do you believe will affect the Fund over the coming months?
A.

We continue to closely monitor the economic environment. With inflation currently higher than the Fed’s 2% target, it is unclear when the central bank may begin cutting rates. Against this backdrop, we expect to continue managing the Fund with a focus on risk and liquidity.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President—UBS Series Funds UBS RMA Government Money Market Fund Executive Director UBS Asset Management (Americas) LLC	David J. Walczak Portfolio Manager—UBS Series Funds UBS RMA Government Money Market Fund Managing Director UBS Asset Management (Americas) LLC

Robert Sabatino Portfolio Manager—UBS Series Funds UBS RMA Government Money Market Fund Managing Director UBS Asset Management (Americas) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended April 30, 2024. The views and opinions in the letter were current as of June 18, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Website at www.ubs.com/am-us.

2

UBS RMA Government Money Market Fund

Understanding your Fund’s expenses1 (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees (non-12b-1 fees) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Fund is a “feeder fund” that invests in a corresponding “master fund,” the expense information below reflects the combined effect of the two levels of expenses and not just those imposed directly at the feeder fund level.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The examples do not reflect Resource Management Account® (RMA®) Program, Business Services Account BSA® Program or other program fees as these are external to the Fund and relate to those programs.

	Beginning account value November 1, 2023	Ending account value April 30, 2024[2]	Expenses paid during period 11/01/23 to 04/30/24[3]	Expense ratio during the period
Actual	$1,000.00	$1,023.60	$3.47	0.69%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.43	3.47	0.69

[1]	The expenses for the Fund reflect the expenses of the corresponding master fund in which it invests in addition to its own direct expenses.
[2]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[3]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

3

UBS RMA Government Money Market Fund

Yields and characteristics at a glance—April 30, 2024 (unaudited)

UBS RMA Government Money Market Fund

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	4.61%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	4.71
Seven-day current yield before fee waivers and/or expense reimbursements[1]	4.61
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	4.71
Weighted average maturity[2]	35 days

You could lose money by investing in UBS RMA Government Money Market Fund. Although the related money market master fund seeks to preserve the value of your investment so that the shares of UBS RMA Government Money Market Fund are at $1.00 per share, the related money market master fund cannot guarantee it will do so. An investment in UBS RMA Government Money Market Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS RMA Government Money Market Fund’s sponsor is not required to reimburse UBS RMA Government Money Market Fund for losses, and you should not expect that the fund’s sponsor will provide financial support to UBS RMA Government Money Market Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]

Yields will fluctuate and reflect fee waivers, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

4

UBS RMA Government Money Market Fund

Statement of assets and liabilities

April 30, 2024

Assets:
Investment in Government Master Fund (“Master Fund”), at value (cost—$811,850,544, which approximates cost for federal income tax purposes)	$811,850,544
Other assets	97,438
Total assets	811,947,982

Liabilities:
Dividends payable to shareholders	3,289,068
Payable to affiliate	95,648
Accrued expenses and other liabilities	546,819
Total liabilities	3,931,535

Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	808,053,198
Distributable earnings (accumulated losses)	(36,751)
Net assets	$808,016,447
Net asset value per share	$1.00

See accompanying notes to financial statements and the attached Master Trust financial statements.

5

UBS RMA Government Money Market Fund

Statement of operations

For the year ended April 30, 2024
Investment income:
Interest income allocated from Master Fund	$45,336,708
Expenses allocated from Master Fund	(847,341)
Net investment income allocated from Master Fund	44,489,367
Expenses:
Administration fees	822,165
Service fees	2,112,802
Transfer agency and related services fees	1,451,160
Accounting fees	8,257
Trustees’ fees	43,405
Professional fees	81,843
Reports and notices to shareholders	197,654
State registration fees	131,573
Insurance fees	6,307
Other expenses	21,676
Total expenses	4,876,842
Net investment income (loss)	39,612,525
Net increase (decrease) in net assets resulting from operations	$39,612,525

See accompanying notes to financial statements and the attached Master Trust financial statements.

6

UBS RMA Government Money Market Fund

Statement of changes in net assets

	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$39,612,525	$20,849,111
Net increase (decrease) in net assets resulting from operations	39,612,525	20,849,111
Total distributions	(39,612,525)	(20,849,111)
Net increase (decrease) in net assets from beneficial interest transactions	(37,509,224)	(198,065,448)
Net increase (decrease) in net assets	(37,509,224)	(198,065,448)
Net assets:

Beginning of year	845,525,671	1,043,591,119
End of year	$808,016,447	$845,525,671

See accompanying notes to financial statements and the attached Master Trust financial statements.

7

UBS RMA Government Money Market Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.047	0.025	0.000 [1]	0.000 [1]	0.013
Net realized and unrealized gain (loss)	—	—	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.047	0.025	0.000 [1]	0.000 [1]	0.013
Dividends from net investment income	(0.047)	(0.025)	(0.000)[1]	(0.000)[1]	(0.013)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions and return of capital	(0.047)	(0.025)	(0.000)[1]	(0.000)[1]	(0.013)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	4.73%	2.52%	0.01%	0.02%	1.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.68%	0.64%	0.58%	0.59%	0.51%
Expenses after fee waivers and/or expense reimbursements[3]	0.68%	0.57%	0.08%	0.16%	0.50%
Net investment income (loss)[3]	4.69%	2.47%	0.01%	0.01%	1.65%
Supplemental data:
Net assets, end of year (000’s)	$808,016	$845,526	$1,043,591	$1,281,776	$694,940

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

8

UBS RMA Government Money Market Fund

Notes to financial statements

Organization and significant accounting policies

UBS RMA Government Money Market Fund (“RMA Government Fund” or the “Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Series Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with seventeen series. The financial statements for the other series of the Trust are not included herein.

RMA Government Fund is a “feeder fund” that invests substantially all of its assets in a “master fund”—Government Master Fund (the “Master Fund”, a diversified series of Master Trust, an open-end investment company registered with the SEC under the 1940 Act). The feeder fund and its respective Master Fund have the same investment objectives. RMA Government Fund commenced operations on June 24, 2016.

UBS Asset Management (Americas) LLC (“UBS AM”) is the investment advisor and administrator for the Master Fund and the administrator for the Fund. UBS Asset Management (US) Inc. (“UBS AM—US”) serves as principal underwriter for the Fund. UBS AM and UBS AM—US are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The performance of the Fund is directly affected by the performance of the Master Fund. The value of such investment reflects the Fund’s proportionate interest in the net assets of the Master Fund (3.48% at April 30, 2024).

All of the net investment income and realized and unrealized gains and losses from investment activities of the Master Fund are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Master Fund (e.g., other feeder funds) at the time of such determination. The financial statements of the Master Fund, including the Portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund’s financial statements. The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—The Fund records its investment in the Master Fund at fair value. Securities held by the Master Fund are valued as indicated in the Master Fund’s Notes to financial statements, which are included elsewhere in this report.

Constant net asset value per share—RMA Government Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund and the Master Fund have adopted certain investment, portfolio valuation and dividend/

9

UBS RMA Government Money Market Fund

Notes to financial statements

distribution policies in an attempt to enable the Fund to do so. RMA Government Fund and the Master Fund have each adopted a policy to operate as a “government money market fund”. Under Rule 2a-7 of the 1940 Act, a “government money market fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) (either directly or through a related master portfolio). As a “government money market fund”, RMA Government Fund is permitted to seek to maintain a stable price per share.

Liquidity fee—By operating as a “government money market fund”, RMA Government Fund is exempt from requirements that permit the imposition of a liquidity fee. While the Fund’s Board of Trustees (the “Board”) may elect to subject RMA Government Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Master Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Administrator

UBS AM serves as administrator to the Fund pursuant to an Administration Agreement approved by the Trust’s board. In accordance with the Administration Agreement, the Fund pays UBS AM an administration fee, which is accrued daily and paid monthly, at the below annual rate, as a percentage of the Fund’s average daily net assets:

Fund	Administration fee
RMA Government Money Market Fund	0.10%

At April 30, 2024, the Fund owed UBS AM $95,648 for administrative services

Shareholder services plan

UBS AM—US is the principal underwriter and distributor of the Fund’s shares. Under the shareholder services plan, UBS AM—US is entitled to a monthly shareholder servicing fee, payable by the Fund, at the below annual rate, as a percentage of the Fund’s average daily net assets:

Fund	Shareholder servicing fee
RMA Government Money Market Fund	0.25%

At April 30, 2024, the Fund owed UBS AM—US $181,949 for shareholder servicing fees.

UBS AM and UBS AM—US may voluntarily undertake to waive fees, including in the event that Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the period ended April 30, 2024, UBS AM and UBS AM—US did not voluntarily waive fees and/or reimburse expenses.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and was compensated for these services by BNY Mellon, not the Fund. For the period ended April 30, 2024, UBS Financial Services Inc. received from BNY Mellon, not the Fund, total delegated services fees of $748,235.

10

UBS RMA Government Money Market Fund

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended April 30,
	2024	2023
Shares sold	$21,506,210,819	$23,723,952,037
Shares repurchased	(21,580,128,210)	(23,938,798,654)
Dividends reinvested	36,408,167	16,781,169
Net increase (decrease) in share outstanding	$(37,509,224)	$(198,065,448)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows:

	2024
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
RMA Government Money Market Fund	$39,612,525	$—	$39,612,525

	2023
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
RMA Government Money Market Fund	$20,849,111	$—	$20,849,111

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
	$3,279,960	$—	$—	$—	$(3,316,711)	$(36,751)

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. As of April 30, 2024, the Fund had no net capital loss carryforward.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, remains subject to examination by the Internal Revenue Service and state taxing authorities.

11

UBS RMA Government Money Market Fund

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of UBS RMA Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS RMA Government Money Market Fund (the “Fund”) (one of the funds constituting UBS Series Funds (the “Trust”)), as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting UBS Series Funds) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

12

UBS RMA Government Money Market Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund and Master Fund file their complete schedules of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. These reports on Form N-MFP are available on the SEC’s Website at http://www.sec.gov. The Fund and Master Fund make portfolio holdings information available to shareholders on UBS’s Website at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (and corresponding Master Fund’s) (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Website (http://www.sec.gov).

Other tax information

Pursuant to Sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Fund designates $39,612,525 of ordinary income distributions paid as qualified interest income for the fiscal year ended April 30, 2024.

13

Master Trust

Annual Report  |  April 30, 2024

Includes:

•	Government Master Fund

Government Master Fund

Understanding a Master Fund’s expenses (unaudited)

(Note: The expense information provided in this section is relevant for direct investors in the Master Fund. Investors in the related “feeder funds” should instead focus on separate expense examples relevant to the particular feeder funds; the expense examples for the feeder funds will reflect their proportionate share of the Master Fund’s expenses.)

As an owner of a Master Fund, an investor such as a feeder fund incurs ongoing costs, including management fees and other Master Fund expenses. This example is intended to help you understand a Master Fund investor’s ongoing costs (in dollars) of investing in a Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below for the Master Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Master Fund provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for the Master Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

	Beginning account value November 1, 2023	Ending account value April 30, 2024	Expenses paid during period 11/01/23 to 04/30/24[1]	Expense ratio during the period

Actual	$1,000.00	$1,000.00	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

[1]	Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one–half year period).

Government Master Fund

Government Master Fund

Characteristics
Weighted average maturity[1]	35 days

Portfolio composition
U.S. Treasury obligations	57.3%
Repurchase agreements	35.1
U.S. government agency obligations	8.0
Liabilities in excess of other assets	(0.4)
Total	100.0%

You could lose money by investing in a money market fund. Although Government Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Government Master Fund cannot guarantee it will do so. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to a money market fund, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

Government Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. government agency obligations—8.0%
Federal Farm Credit Banks Funding Corp.
Secured Overnight Financing Rate + 0.090%, 5.410%, due 05/01/24[1]	$22,000,000	$22,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.105%, 5.425%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.120%, 5.440%, due 05/01/24[1]	33,000,000	33,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	53,000,000	53,000,000
Secured Overnight Financing Rate + 0.130%, 5.450%, due 05/01/24[1]	150,500,000	150,500,000
Secured Overnight Financing Rate + 0.135%, 5.455%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.140%, 5.460%, due 05/01/24[1]	86,000,000	86,001,197
Secured Overnight Financing Rate + 0.150%, 5.470%, due 05/01/24[1]	109,000,000	109,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	156,000,000	156,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	263,000,000	263,000,000
Secured Overnight Financing Rate + 0.165%, 5.485%, due 05/01/24[1]	61,000,000	61,000,000
3 mo. Treasury money market yield + 0.160%, 5.486%, due 05/01/24[1]	40,000,000	40,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	24,000,000	24,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	58,000,000	58,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	60,000,000	60,000,000
Federal Home Loan Banks
Secured Overnight Financing Rate + 0.055%, 5.375%, due 05/01/24[1]	93,000,000	93,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	90,000,000	90,000,000
Secured Overnight Financing Rate + 0.115%, 5.435%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	142,000,000	142,000,000
Total U.S. government agency obligations (cost—$1,871,501,197)		1,871,501,197

U.S. Treasury obligations—57.3%
U.S. Treasury Bills
5.174% due 07/18/24[2]	204,000,000	201,801,050
5.185% due 08/01/24[2]	204,000,000	201,401,153
5.222% due 07/25/24[2]	201,000,000	198,617,592
5.250% due 07/05/24[2]	205,000,000	203,132,649
5.286% due 06/27/24[2]	101,000,000	100,187,624
5.308% due 08/22/24[2]	110,000,000	108,239,083

	Face amount	Value
U.S. Treasury obligations—(continued)
5.308% due 09/12/24[2]	$111,000,000	$108,892,850
5.312% due 06/04/24[2]	212,000,000	210,968,856
5.313% due 09/05/24[2]	111,000,000	109,000,967
5.313% due 09/26/24[2]	243,000,000	237,900,105
5.329% due 10/10/24[2]	248,000,000	242,286,080
5.334% due 10/03/24[2]	243,000,000	237,637,969
5.340% due 06/20/24[2]	185,000,000	183,681,875
5.340% due 08/29/24[2]	109,000,000	107,136,100
5.340% due 09/19/24[2]	231,000,000	226,358,633
5.343% due 05/14/24[2]	206,000,000	205,614,666
5.349% due 05/21/24[2]	202,000,000	201,418,128
5.349% due 05/28/24[2]	202,000,000	201,214,473
5.353% due 05/02/24[2]	204,000,000	203,970,477
5.364% due 05/07/24[2]	206,000,000	205,821,467
5.364% due 08/06/24[2]	261,000,000	257,343,100
5.367% due 10/17/24[2]	232,000,000	226,385,632
5.369% due 07/11/24[2]	248,000,000	245,444,394
5.370% due 07/30/24[2]	244,000,000	240,824,950
5.372% due 10/24/24[2]	232,000,000	226,147,413
5.374% due 05/16/24[2]	200,000,000	199,564,167
5.374% due 05/23/24[2]	220,000,000	219,296,856
5.374% due 06/27/24[2]	243,000,000	240,987,757
5.375% due 07/05/24[2]	243,000,000	240,705,337
5.375% due 07/16/24[2]	230,000,000	227,470,256
5.377% due 10/31/24[2]	235,000,000	228,863,693
5.379% due 05/09/24[2]	221,000,000	220,742,903
5.380% due 06/18/24[2]	215,000,000	213,505,033
5.380% due 06/25/24[2]	215,000,000	213,287,017
5.384% due 06/06/24[2]	222,000,000	220,836,720
5.389% due 06/20/24[2]	231,000,000	229,317,229
5.391% due 07/02/24[2]	216,000,000	214,056,300
5.395% due 06/13/24[2]	221,000,000	219,614,146
5.395% due 07/18/24[2]	232,000,000	229,361,000
5.395% due 08/01/24[2]	235,000,000	231,881,354
5.396% due 08/13/24[2]	246,000,000	242,283,213
5.400% due 05/30/24[2]	218,000,000	217,077,164
5.400% due 07/25/24[2]	232,000,000	229,121,428
5.404% due 06/06/24[2]	204,000,000	202,941,240
5.404% due 06/13/24[2]	202,000,000	200,747,768
5.406% due 08/27/24[2]	232,000,000	228,015,271
5.446% due 05/23/24[2]	288,000,000	287,079,520
5.457% due 05/30/24[2]	311,000,000	309,687,234
5.479% due 05/09/24[2]	190,000,000	189,777,911
5.489% due 05/16/24[2]	287,000,000	286,369,796
5.543% due 05/02/24[2]	194,000,000	193,971,331
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363% due 05/01/24[1]	329,000,000	328,958,484
3 mo. Treasury money market yield + 0.140%, 5.466% due 05/01/24[1]	522,000,000	521,945,760
3 mo. Treasury money market yield + 0.150%, 5.476% due 05/01/24[1]	232,000,000	232,000,000
3 mo. Treasury money market yield + 0.200%, 5.526% due 05/01/24[1]	449,000,000	449,103,334
3 mo. Treasury money market yield + 0.245%, 5.571% due 05/01/24[1]	699,000,000	699,315,892

Government Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Notes
0.625% due 10/15/24	$101,000,000	$99,029,858
0.750% due 11/15/24	51,000,000	49,823,643
1.500% due 10/31/24	101,000,000	99,266,770
1.500% due 11/30/24	51,000,000	49,946,352
Total U.S. Treasury obligations (cost—$13,357,379,023)		13,357,379,023

Repurchase agreements—35.1%
Repurchase agreement dated 03/31/22 with Mitsubishi UFJ Securities Americas, Inc., 5.310% due 06/04/24, collateralized by $10,394,671 Federal Home Loan Mortgage Corp., obligations, 3.500% to 6.000% due 09/01/38 to 08/01/52 and $269,122,672 Federal National Mortgage Association obligations, 2.500% to 6.000% due 12/01/24 to 05/01/53; (value—$102,000,000); proceeds: $111,224,750[3]	100,000,000	100,000,000
Repurchase agreement dated 02/01/23 with J.P. Morgan Securities LLC, 5.330% due 05/07/24, collateralized by $701,165,489 Federal National Mortgage Association obligations, 1.500% to 6.500% due 11/01/32 to 04/01/54; (value—$204,000,000); proceeds: $213,443,444[3]	200,000,000	200,000,000
Repurchase agreement dated 04/30/24 with Mitsubishi UFJ Securities Americas, Inc., 5.320% due 05/01/24, collateralized by $318,823 Federal Home Loan Mortgage Corp., obligations, 2.500% to 4.500% due 12/01/46 to 05/01/52, $405,272,836 Federal National Mortgage Association obligations, 2.000% to 6.500% due 12/01/24 to 05/01/54 and $129,968,035 Government National Mortgage Association obligations, 1.000% to 6.500% due 01/20/39 to 01/20/54; (value—$280,500,000); proceeds: $275,040,639	275,000,000	275,000,000
Repurchase agreement dated 09/19/23 with J.P. Morgan Securities LLC, 5.440% due 07/29/24, collateralized by $806,868,126 Federal Home Loan Mortgage Corp., obligations, zero coupon to 4.840% due 01/25/38 to 01/25/55, $1,171,532,611 Federal National Mortgage Association obligations, zero coupon to 5.500% due 03/25/33 to 11/25/53 and $2,129,834,372 Government National Mortgage Association obligations, zero coupon to 5.000% due 06/20/43 to 03/16/64; (value—$309,000,000); proceeds: $310,154,667[3]	300,000,000	300,000,000

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Toronto-Dominion Bank, 5.320% due 05/01/24, collateralized by $476,580,146 Federal Home Loan Mortgage Corp. obligations, 1.500% to 5.845% due 02/15/27 to 10/15/52, $1,101,970,558 Federal National Mortgage Association obligations, 1.000% to 6.500% due 05/25/30 to 09/25/53 and $353,380,522 Government National Mortgage Association obligations, 2.500% to 7.500% due 07/16/32 to 03/20/54; (value—$408,000,000); proceeds: $400,059,111	$400,000,000	$400,000,000
Repurchase agreement dated 04/30/24 with J.P. Morgan Securities LLC, 5.320% due 05/01/24, collateralized by $1,072,455,184 Federal National Mortgage Association obligations, 2.000% to 7.047% due 12/01/34 to 04/01/59; (value—$510,000,000); proceeds: $500,073,889	500,000,000	500,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $2,478,949,800 U.S. Treasury Bills, zero coupon due 06/04/24 to 06/25/24, $199,421,200 U.S. Treasury Inflation Index Note, 0.625% due 01/15/26 and $3,919,423,900 U.S. Treasury Notes, 0.250% to 5.000% due 10/31/25 to 12/31/25; (value—$6,541,260,211); proceeds: $6,413,945,918	6,413,000,000	6,413,000,000
Total repurchase agreements (cost—$8,188,000,000)		8,188,000,000
Total investments (cost—$23,416,880,220 which approximates cost for federal income tax purposes)—100.4%		23,416,880,220

Liabilities in excess of other assets—(0.4)%		(93,409,649)
Net assets—100.0%		$23,323,470,571

Government Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
U.S. government agency obligations	$—	$1,871,501,197	$—	$1,871,501,197
U.S. Treasury obligations	—	13,357,379,023	—	13,357,379,023
Repurchase agreements	—	8,188,000,000	—	8,188,000,000
Total	$—	$23,416,880,220	$—	$23,416,880,220

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]	Rates shown reflect yield at April 30, 2024.
[3]

Investment has a put feature, which allows the Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

Government Master Fund

Statement of assets and liabilities

April 30, 2024

Assets:
Investments, at value (cost—$15,228,880,220)	$15,228,880,220
Repurchase agreements (cost—$8,188,000,000)	8,188,000,000
Total investments in securities, at value (cost—$23,416,880,220)	23,416,880,220
Cash	350,137,338
Receivable for interest	19,083,948
Total assets	23,786,101,506

Liabilities:
Payable for investments purchased	460,745,047
Payable to affiliate	1,885,888
Total liabilities	462,630,935
Net assets, at value	$23,323,470,571

See accompanying notes to financial statements.

Government Master Fund

Statement of operations

For the year ended April 30, 2024
Investment income:
Interest	$1,069,906,354
Expenses:
Investment advisory and administration fees	19,897,456
Trustees’ fees	94,008
Total expenses	19,991,464
Net expenses	19,991,464
Net investment income (loss)	1,049,914,890
Net increase (decrease) in net assets resulting from operations	$1,049,914,890

See accompanying notes to financial statements.

Government Master Fund

Statement of changes in net assets

	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$1,049,914,890	$420,330,073
Net increase (decrease) in net assets resulting from operations	1,049,914,890	420,330,073
Net increase (decrease) in net assets from beneficial interest transactions	3,038,590,921	14,516,957,059
Net increase (decrease) in net assets	4,088,505,811	14,937,287,132
Net assets:

Beginning of year	19,234,964,760	4,297,677,628
End of year	$23,323,470,571	$19,234,964,760

See accompanying notes to financial statements.

Government Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.04%	0.06%	0.10%	0.10%
Net investment income (loss)	5.25%	3.78%	0.02%	0.09%	1.75%
Supplemental data:
Total investment return[1]	5.39%	3.14%	0.03%	0.08%	1.74%
Net assets, end of year (000’s)	$23,323,471	$19,234,965	$4,297,678	$8,822,693	$17,762,675

[1]

The total investment return for the Master Fund is calculated using geometric average return. The Master Fund issues ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

Government Master Fund

Notes to financial statements

Organization and significant accounting policies

Government Master Fund (the “Master Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Master Trust, an open-end management investment company organized as a Delaware statutory trust on June 12, 2007. Government Master Fund commenced operations on June 24, 2016.

UBS Asset Management (Americas) LLC (“UBS AM”) is the investment advisor and administrator for the Master Funds. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Master Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Master Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments

Under Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), Government Master Fund has adopted a policy to operate as a “government money market fund”. Under Rule 2a-7, a “government money market fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a “government money market fund”, Government Master Fund values its investments at amortized cost unless UBS AM, as the valuation designee appointed by Master Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by Government Master Fund is performed in an effort to ensure that amortized cost approximates market value.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the “VC”) to assist with its designated responsibilities as valuation designee with respect to the Master Fund’s portfolio of investments. The types of investments for which such fair value pricing may be necessary include, but are not limited to: investments of an issuer that has entered into a restructuring; fixed-income investments that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; investments that are restricted as to transfer or resale; illiquid investments; and investments for which the prices or values available do not, in the judgment of the VC, represent current

Government Master Fund

Notes to financial statements

market value. The need to fair value the Master Fund’s portfolio of investments may also result from low trading volume in foreign markets or thinly traded investments. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold.

The Master Fund’s portfolio holdings may also consist of shares of other investment companies in which the Master Fund invests. The value of each such open-end investment company will generally be its net asset value at the time a Master Fund’s beneficial interests are priced. Pursuant to the Master Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies and/or investments in investment companies without publicly published prices are also valued at the daily net asset value. Each investment company generally values investments in a manner as described in that investment company’s prospectus or similar documents.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Master Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Master Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Master Fund’s Portfolio of investments.

Liquidity fee—By operating as a “government money market fund”, Government Master Fund is exempt from requirements that permit the imposition of a liquidity fee. While the Board may elect to subject Government Master Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—Government Master Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Government Master Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both Government Master Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, Government Master Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a fund’s investment strategies and limitations may require Government Master Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, Government Master Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Government Master Fund

Notes to financial statements

Government Master Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

Government Master Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. Government Master Fund may engage in repurchase agreements as part of normal investing strategies.

Under certain circumstances, Government Master Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having Government Master Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Concentration of risk—The ability of the issuers of the debt securities held by the Master Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investment advisor and administrator

UBS AM serves as the investment advisor and administrator to the Master Fund pursuant to an investment advisory and administration contract (“Management Contract”) approved by the Board. In accordance with the Management Contract, the Master Fund pays UBS AM an investment advisory and administration fee (“management fee”), which is accrued daily and paid monthly, at the below annual rates, as a percentage of the Master Fund’s average daily net assets:

Average daily net assets	Annual rate
Up to $30 billion	0.1000%
In excess of $30 billion up to $40 billion	0.0975
In excess of $40 billion up to $50 billion	0.0950
In excess of $50 billion up to $60 billion	0.0925
Over $60 billion	0.0900

At April 30, 2024, the Master Fund owed UBS AM for investment advisory and administration services, net of waivers (if any), as follows:

Fund	Net amount owed to UBS AM
Government Master Fund	$1,885,888

In exchange for these fees, UBS AM has agreed to bear all of the Master Fund’s expenses other than taxes, extraordinary costs and the cost of securities purchased and sold by the Master Fund, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the Master Fund’s independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be 0.01% or less of the Master Fund’s average daily net assets. At April 30, 2024, UBS AM did not owe the Master Fund any additional reductions in management fees for independent trustees’ fees and expenses.

Government Master Fund

Notes to financial statements

In addition, UBS AM may voluntarily undertake to waive fees. This additional undertaking is voluntary and not contractual and may be terminated at any time. During the period ended April 30, 2024, the Master Fund did not incur this additional waiver.

Beneficial interest transactions

Government Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$56,516,921,636	$52,020,553,397
Withdrawals	(53,478,330,715)	(37,503,596,338)
Net increase (decrease) in beneficial interest	$3,038,590,921	$14,516,957,059

Federal tax status

Government Master Fund is considered a non-publicly traded partnership for federal income tax purposes under the Internal Revenue Code; therefore, no federal tax provision is necessary. As such, each investor in the Master Fund is treated as owning its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Master Fund. UBS AM intends that the Master Fund’s assets, income and distributions will be managed in such a way that an investor in the Master Fund will be able to continue to qualify as a regulated investment company by investing its net assets through the Master Fund.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Master Fund has conducted an analysis and concluded, as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Master Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the period ended April 30, 2024, the Master Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Government Master Fund

Report of independent registered public accounting firm

To the Interestholders and the Board of Trustees of Government Master Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Master Fund (the “Fund”) (one of the funds constituting Master Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Master Trust) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

Government Master Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Master Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. The Master Fund’s reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Master Fund makes portfolio holdings information available to interestholders (and investors in the related feeder funds) on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Master Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Master Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Master Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Master Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Government Master Fund

Board approval of management contract (unaudited)

At a meeting of the board of Master Trust (the “Trust”) on February 21, 2024, the members of the board, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, considered the approval of the novation and restatement of the management contract between UBS Asset Management (Americas) Inc. (“UBS AM”) and the Trust (the “Management Contract”).

Management discussed with the board its proposal to reorganize UBS AM from a Delaware corporation to a Delaware limited liability company and to change its name to UBS Asset Management (Americas) LLC. Management stated that UBS AM is proposing that the Management Contract be novated and restated at the time of the closing of the reorganization to reflect UBS AM’s new name and form of organization. UBS AM represented, and the board considered, that there was expected to be no change to: (i) the advisory fee or any other amounts to be paid by the Trust; (ii) the nature, extent, and quality of the services to be provided by UBS AM; (iii) fund performance; (iv) the costs of the services to be provided and profits to be realized by UBS AM and its affiliates from the relationship with the Trust; or (v) the realization of economies of scale as the Trust grows; or (vi) any other benefits derived or to be derived by UBS AM from the relationship with the Trust.

The board, including a majority of the Independent Trustees, approved the novation and restatement of the Management Contract. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve the novation and restatement of the Management Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process.

UBS RMA Government Money Market Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 64 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); Since September 2023 (Chair of the Board of Trustees)	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None
Richard R. Burt; 77 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 84 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS RMA Government Money Market Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (33 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 until 2023) and Tech and Energy Transition Corporation (from 2021 until 2023).
David R. Malpass; 68 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Mr. Malpass served as President of the World Bank Group (from 2019 until 2023.) Prior to that, he served as US Treasury Undersecretary for International Affairs (from 2017 until 2019) (Mr. Malpass also had previously served as a trustee of the funds (from 2014 until 2017), when he entered public service.)	Mr. Malpass is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government’s development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

[1]	Each trustee holds office for an indefinite term.

UBS RMA Government Money Market Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 55	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) and senior manager of fund accounting—US (previously named product control and investment support) at UBS AM and/or UBS AM (US) (“UBS AM—Americas region”). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 9 portfolios) for which Credit Suisse Asset Management, LLC had served as investment advisor or manager prior to its merger into UBS AM, and for which UBS AM assumed such responsibilities effective May 1, 2024 (since February 2024)
Franklin P. Dickson[4]; 45	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 46	Vice President	Since 2015	Ms. DiPaolo is an executive director (since 2020) (prior to which she was a director from 2008 until 2020) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM—Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 60	Vice President	Since 2017	Mr. Grande is a managing director, head of the municipal fixed income team (since 2020); formerly he was co-head from 2017 until 2020) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary[4]; 56	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting— US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Leesa Merrill[3]; 45	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until March 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Ryan Nugent[2]; 46	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), senior portfolio manager (since 2020) (prior to which he was a portfolio manager (since 2005)) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.

UBS RMA Government Money Market Fund

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Robert Sabatino[3]; 50	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 58	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey[3]; 39	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since March 2023) (prior to which he was an executive director from 2019 until March 2023) and Secretary and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel with UBS Business Solutions US LLC (from 2017 through 2022) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 40	Vice President	Since 2016	Mr. Walczak is a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 62	Vice President and Secretary	Since 1998 (Vice President) and since 2019 (Secretary)	Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022), (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

[1]	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.
[3]	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[4]	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Administrator (and Manager for Government Master Fund)

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

Principal Underwriter (for the feeder fund)

UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2024. All rights reserved.

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019-6028

S1676

UBS Institutional/Reserves Funds

Annual Report  |  April 30, 2024

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Government Institutional Fund
•	UBS Select Treasury Institutional Fund
•	UBS Select 100% US Treasury Institutional Fund
•	UBS Prime Reserves Fund
•	UBS Tax-Free Reserves Fund

UBS Institutional/Reserves Funds

June 18, 2024

Dear Shareholder,

We present you with the annual report for the UBS Institutional/Reserves Series of Funds, namely UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select 100% US Treasury Institutional Fund, UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund (the “Funds”) for the 12-months ended April 30, 2024 (or since commencement for UBS Select 100% US Treasury Institutional Fund) (the “reporting period”).

Performance

The US Federal Reserve (“the Fed”) raised the federal funds rate twice during the reporting period, with the last hike in July 2023 pushing it to a range between 5.25% and 5.50%. The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed’s actions, see below.) As a result, the yields on short-term investments moved higher—as did the most of the Funds’ yields—during the reporting period.

The seven-day current yields for the Funds (after fee waivers/expense reimbursements, if any) were as follows:

•	UBS Select Prime Institutional Fund: 5.29% on April 30, 2024, versus 4.89% on April 30, 2023.

•	UBS Select Government Institutional Fund: 5.21% on April 30, 2024, versus 4.72% on April 30, 2023.

•	UBS Select Treasury Institutional Fund: 5.20% on April 30, 2024, versus 4.72% on April 30, 2023.

•	UBS Select 100% US Treasury Institutional Fund: 5.14% on April 30, 2024.

•	UBS Prime Reserves Fund: 5.31% on April 30, 2024, versus 4.89% on April 30, 2023.

•	UBS Tax-Free Reserves Fund: 3.34% on April 30, 2024, versus 3.39% on April 30, 2023.

For detailed information on the Funds’ performance, refer to “Yields and characteristics at a glance” on pages 7-9.

An interview with the Portfolio Managers

Q.	How would you describe the economic environment during the reporting period?
A.

Despite several headwinds, the US economy continued to expand during the reporting period. Persistent inflation, monetary tightening, and several geopolitical issues were some of the challenges facing the economy. Despite these factors, the economy was resilient. Looking back, second and third quarter 2023 US annualized gross domestic

UBS Select Prime Institutional Fund

UBS Select Government Institutional Fund

UBS Select Treasury Institutional Fund

UBS Select 100% US Treasury Institutional Fund

UBS Prime Reserves Fund

Investment goals

(all five Funds):

Maximum current income consistent with liquidity and capital preservation

Portfolio Managers:

Robert Sabatino

David J. Walczak

UBS Asset Management (Americas) LLC

Commencement:

UBS Select Prime Institutional Fund—August 10, 1998;

UBS Select Government Institutional Fund—July 26, 2016;

UBS Select Treasury Institutional Fund—March 23, 2004;

UBS Prime Reserves Fund—January 19, 2016; UBS Select 100% US Treasury Institutional Fund—March 13, 2024

Dividend payments:

Monthly

UBS Tax-Free Reserves Fund

Investment goal:

Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital

Portfolio Manager:

Lisa M. DiPaolo

UBS Asset Management

(Americas) LLC

Commencement:

August 28, 2007

Dividend payments:

Monthly

1

UBS Institutional/Reserves Funds

product (“GDP”) growth was 2.1% and 4.9%, respectively. GDP then expanded 3.4% during the fourth quarter of the year. The Commerce Department’s preliminary estimate for first quarter 2024 annualized GDP growth was 1.6%.

Q.	How did the Fed react to the economic environment?
A.

With US inflation remaining persistent, the Fed continued to raise the federal funds rate during the first half of the reporting period. From March 2022 (prior to the beginning of the reporting period) through July 2023, the Fed raised rates 11 times—pushing the federal funds rate to a range between 5.25% and 5.50%—the highest level in 22 years. Since that time, the central bank kept rates on hold and investors have pushed back the expected timing for when the Fed may start lowering rates.

Q.	Given that the Funds are “feeder funds,” how were the portfolios in which they invest managed during the reporting period?
A.

Each fund is a “feeder fund,” investing all of its assets in “Master Funds”—the Prime Master Fund, the 100% US Treasury Master Fund, the Government Master Fund, the Treasury Master Fund, the Prime CNAV Master Fund, and the Tax-Free Master Fund. As always, quality and liquidity remained paramount in our management process for the Master Funds.

•

For the Prime Master Fund in which UBS Select Prime Institutional Fund invests, we tactically adjusted its weighted average maturity (“WAM”)—which is the weighted average maturity of the securities in the portfolio—throughout the 12-month review period. When the reporting period began, the Prime Master Fund had a WAM of 12 days. By the end of the period on April 30, 2024, the Prime Master Fund’s WAM was 15 days.

At the security level, we increased the Prime Master Fund’s exposure to repurchase agreements and, to some extent, time deposits. Conversely, we decreased its allocations to certificates of deposit and commercial paper. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

•

The WAM for the Government Master Fund in which UBS Select Government Institutional Fund invests was six days when the reporting period began. Over the review period, the WAM was adjusted, and at period-end on April 30, 2024, it was 35 days. At the security level, we significantly increased the Government Master Fund’s exposure to US Treasury obligations. Conversely, we meaningfully reduced its allocation to repurchase agreements and, to a lesser extent, US government agency obligations.

•

The WAM for the Treasury Master Fund in which UBS Select Treasury Institutional Fund invests was three days when the reporting period began. Over the review period, the WAM was adjusted, and at period-end it was 36 days. At the security level, we significantly increased the Treasury Master Fund’s exposure to US Treasury obligations and meaningfully reduced its exposure to repurchase agreements.

•

The WAM for the Prime CNAV Master Fund in which UBS Prime Reserves Fund invests was 13 days when the reporting period began. We tactically adjusted its WAM, and at the end of the reporting period the Prime CNAV Master Fund’s WAM was 17 days. Over the review period, we increased the Prime CNAV Master Fund’s exposure to repurchase agreements. Conversely, we decreased its exposure to commercial paper and to lesser extents, certificates of deposit.

•

The WAM for the Tax-Free Master Fund in which UBS Tax-Free Reserves Fund invests was seven days when the reporting period began. We tactically adjusted the Tax-Free Master Fund’s WAM based on market conditions and seasonality factors within the tax-exempt market. At the end of the reporting period its WAM was five days. Over the review period, we slightly increased the Tax-Free Master Fund’s allocation to municipal bonds and modestly reduced its exposure to tax-exempt commercial paper.

2

UBS Institutional/Reserves Funds

•	The WAM for the UBS Select 100% US Treasury Institutional Fund was tactically adjusted for the period from its inception through April 30, 2024, and ended the review period at 40 days.

Q.	What factors do you believe will affect the Funds over the coming months?
A.

We continue to closely monitor the economic environment. With inflation currently higher than the Fed’s 2% target, it is unclear when the central bank may begin cutting rates. Against this backdrop, we expect to continue managing the Funds with a focus on risk and liquidity.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

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UBS Institutional/Reserves Funds

Sincerely,

Mark E. Carver

President—UBS Series Funds

UBS Select Prime Institutional Fund

UBS Select 100% US Treasury Institutional Fund

UBS Select Government Institutional Fund

UBS Select Treasury Institutional Fund

UBS Prime Reserves Fund

UBS Tax-Free Reserves Fund

Executive Director

UBS Asset Management

(Americas) LLC

Robert Sabatino

Portfolio Manager—

UBS Select Prime Institutional Fund

UBS Select 100% US Treasury Institutional Fund

UBS Select Government Institutional Fund

UBS Select Treasury Institutional Fund

UBS Prime Reserves Fund

Managing Director

UBS Asset Management

(Americas) LLC

Lisa DiPaolo Portfolio Manager— UBS Tax-Free Reserves Fund Executive Director UBS Asset Management (Americas) LLC

David J. Walczak

Portfolio Manager—

UBS Select Prime Institutional Fund

UBS Select 100% US Treasury Institutional Fund

UBS Select Government Institutional Fund

UBS Select Treasury Institutional Fund

UBS Prime Reserves Fund

Managing Director

UBS Asset Management

(Americas) LLC

This letter is intended to assist shareholders in understanding how the Funds performed during the 12-month period ended April 30, 2024. The views and opinions in the letter were current as of June 18, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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UBS Institutional/Reserves Funds

Understanding your Fund’s expenses1 (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since each Fund is a “feeder fund” that invests in a corresponding “master fund,” the expense information below reflects the combined effect of the two levels of expenses and not just those imposed directly at the feeder fund level.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

5

UBS Institutional/Reserves Funds

Understanding your Fund’s expenses1 (unaudited)  (concluded)

	Beginning account value November 1, 2023[4]	Ending account value April 30, 2024[2]	Expenses paid during period 11/01/23 to 04/30/24[3,4]	Expense ratio during the period
UBS Select Prime Institutional Fund

Actual	$1,000.00	$1,026.80	$0.91	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.97	0.91	0.18

UBS Select Government Institutional Fund

Actual	$1,000.00	$1,026.20	$0.91	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.97	0.91	0.18

UBS Treasury Institutional Fund

Actual	$1,000.00	$1,026.10	$0.91	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.97	0.91	0.18

UBS Select 100% US Treasury Institutional Fund

Actual	$1,000.00	$1,006.90	$0.24	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.97	0.91	0.18

UBS Prime Reserves Fund

Actual	$1,000.00	$1,027.00	$0.91	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.97	0.91	0.18

UBS Tax-Free Reserves Fund

Actual	$1,000.00	$1,015.70	$0.90	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.97	0.91	0.18

[1]	The expenses for the Funds reflect the expenses of the corresponding master funds in which they invest in addition to their own direct expenses.
[2]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[3]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).
[4]

UBS Select 100% US Treasury Institutional Fund commenced operations on March 13, 2024. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 49 divided by 366 (to reflect the inception period from March 13, 2024 to April 30, 2024). Hypothetical expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

6

UBS Institutional/Reserves Funds

Yields and characteristics at a glance—April 30, 2024 (unaudited)

UBS Select Prime Institutional Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.29%
Seven-day effective yield after fee waivers[1]	5.43
Seven-day current yield before fee waivers[1]	5.29
Seven-day effective yield before fee waivers[1]	5.43
Weighted average maturity[2]	15 days

You could lose money by investing in UBS Select Prime Institutional Fund. Because the price of interests in the related money market master fund will fluctuate, when you sell your shares of UBS Select Prime Institutional Fund your shares of UBS Select Prime Institutional Fund may be worth more or less than what you originally paid for them. The related money market master fund may impose a fee upon sale of your shares of UBS Select Prime Institutional Fund under certain circumstances. An investment in UBS Select Prime Institutional Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Select Prime Institutional Fund’s sponsor is not required to reimburse UBS Select Prime Institutional Fund for losses, and you should not expect that the fund’s sponsor will provide financial support to UBS Select Prime Institutional Fund at any time, including during periods of market stress.

UBS Select Government Institutional Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.21%
Seven-day effective yield after fee waivers[1]	5.35
Seven-day current yield before fee waivers[1]	5.21
Seven-day effective yield before fee waivers[1]	5.35
Weighted average maturity[2]	35 days

You could lose money by investing in UBS Select Government Institutional Fund. Although the related money market master fund seeks to preserve the value of your investment so that the shares of UBS Select Government Institutional Fund are at $1.00 per share, the related money market master fund cannot guarantee it will do so. An investment in UBS Select Government Institutional Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Select Government Institutional Fund’s sponsor has no legal obligation to provide financial support to UBS Select Government Institutional Fund, and you should not expect that the funds’ sponsor will provide financial support to UBS Select Government Institutional Fund at any time.

Table footnotes are on page 9

Not FDIC insured. May lose value. No bank guarantee.

7

UBS Institutional/Reserves Funds

Yields and characteristics at a glance—April 30, 2024 (unaudited) (continued)

UBS Select Treasury Institutional Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.20%
Seven-day effective yield after fee waivers[1]	5.33
Seven-day current yield before fee waivers[1]	5.20
Seven-day effective yield before fee waivers[1]	5.33
Weighted average maturity[2]	36 days

UBS Select 100% US Treasury Institutional Fund*

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.14%
Seven-day effective yield after fee waivers[1]	5.27
Seven-day current yield before fee waivers[1]	2.08
Seven-day effective yield before fee waivers[1]	2.10
Weighted average maturity[2]	40 days

Table footnotes are on page 9.

You could lose money by investing in UBS Select Treasury Institutional Fund and UBS Select 100% US Treasury Institutional Fund. Although the related money market master funds seek to preserve the value of your investment so that the shares of UBS Select Treasury Institutional Fund and UBS Select 100% US Treasury Institutional Fund are at $1.00 per share, the related money market master funds cannot guarantee they will do so. An investment in UBS Select Treasury Institutional Fund and UBS Select 100% US Treasury Institutional Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Select Treasury Institutional Fund’s sponsor and UBS Select 100% US Treasury Institutional Fund’s sponsor is not required to reimburse UBS Select Treasury Institutional Fund and UBS Select 100% US Treasury Institutional Fund for losses, and you should not expect that the funds’ sponsor will provide financial support to UBS Select Treasury Institutional Fund and UBS Select 100% US Treasury Institutional Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

8

UBS Institutional/Reserves Funds

Yields and characteristics at a glance—April 30, 2024 (unaudited) (concluded)

UBS Prime Reserves Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.31%
Seven-day effective yield after fee waivers[1]	5.46
Seven-day current yield before fee waivers[1]	5.31
Seven-day effective yield before fee waivers[1]	5.46
Weighted average maturity[2]	17 days

UBS Tax-Free Reserves Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	3.34%
Seven-day effective yield after fee waivers[1]	3.40
Seven-day current yield before fee waivers[1]	3.34
Seven-day effective yield before fee waivers[1]	3.40
Weighted average maturity[2]	5 days

Investments in UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund are intended to be limited to accounts beneficially owned by natural persons. UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund reserve the right to repurchase shares in any accounts that are not beneficially owned by natural persons.

You could lose money by investing in UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund. Although the related money market master funds seek to preserve the value of your investment so that the shares of UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund are at $1.00 per share, the related money market master funds cannot guarantee they will do so. The related money market master funds may impose a fee upon sale of your shares of UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund under certain circumstances. An investment in UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Prime Reserves Fund’s sponsor and UBS Tax-Free Reserves Fund’s sponsor is not required to reimburse UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund for losses, and you should not expect that the funds’ sponsor will provide financial support to UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

*	Commenced operations on March 13, 2024.
[1]

Yields will fluctuate and reflect fee waivers, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

9

UBS Institutional/Reserves Funds

Statement of assets and liabilities

April 30, 2024

	UBS Select Prime Institutional Fund	UBS Select Government Institutional Fund	UBS Select Treasury Institutional Fund
Assets:
Investments in Master Fund, at cost (which approximates cost for federal income tax purposes)	$11,082,858,261	$7,457,245,984	$17,778,116,794
Investments in Master Fund, at value	11,081,341,864	7,457,245,984	17,778,116,794
Other assets	—	806	—
Total assets	11,081,341,864	7,457,246,790	17,778,116,794

Liabilities:
Dividends payable to shareholders	48,033,221	33,942,068	76,512,903
Payable to affiliate	674,471	446,486	1,135,270
Accrued expenses and other liabilities	1,439	—	7,443
Total liabilities	48,709,131	34,388,554	77,655,616
Net assets	$11,032,632,733	$7,422,858,236	$17,700,461,178
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	11,034,188,718	7,422,858,500	17,700,461,181
Distributable earnings (accumulated losses)	(1,555,985)	(264)	(3)
Net assets	$11,032,632,733	$7,422,858,236	$17,700,461,178
Shares outstanding	11,032,428,986	7,422,868,214	17,700,461,498
Net asset value per share	$ 1.0000	$ 1.00	$ 1.00

See accompanying notes to financial statements and the attached Master Trust financial statements.

10

UBS Institutional/Reserves Funds

Statement of assets and liabilities

April 30, 2024

	UBS Select 100% US Treasury Institutional Fund	UBS Prime Reserves Fund	UBS Tax-Free Reserves Fund
Assets:
Investments in Master Fund, at cost (which approximates cost for federal income tax purposes)	$8,365,726	$7,389,174,046	$603,726,723
Investments in Master Fund, at value	8,365,726	7,389,174,046	603,726,723
Receivable from affiliate	19,726	—	—
Deferred offering costs	54,988	—	—
Total assets	8,440,440	7,389,174,046	603,726,723

Liabilities:
Dividends payable to shareholders	35,373	32,454,672	1,668,850
Payable to affiliate	—	464,134	18,862
Payable to custodian	1,700	—	—
Accrued expenses and other liabilities	23,656	6,186	5,278
Total liabilities	60,729	32,924,992	1,692,990
Net assets	$8,379,711	$7,356,249,054	$602,033,733
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	8,379,711	7,356,273,348	602,033,535
Distributable earnings (accumulated losses)	—	(24,294)	198
Net assets	$8,379,711	$7,356,249,054	$602,033,733
Shares outstanding	8,379,711	7,356,273,332	602,033,791
Net asset value per share	$ 1.00	$ 1.00	$ 1.00

See accompanying notes to financial statements and the attached Master Trust financial statements.

11

UBS Institutional/Reserves Funds

Statement of operations

For the year ended April 30, 2024

	UBS Select Prime Institutional Fund	UBS Select Government Institutional Fund	UBS Select Treasury Institutional Fund
Investment income:
Interest income allocated from Master Fund	$521,368,579	$357,926,360	$809,879,280
Expenses allocated from Master Fund	(9,460,589)	(6,684,401)	(15,099,617)
Net investment income allocated from Master Fund	511,907,990	351,241,959	794,779,663
Expenses:
Administration fees	7,499,444	5,292,429	12,037,859
Trustees’ fees	57,673	43,409	75,114
Net expenses	7,557,117	5,335,838	12,112,973
Net investment income (loss)	504,350,873	345,906,121	782,666,690
Net realized gain (loss) allocated from Master Fund	—	—	—
Net change in unrealized appreciation (depreciation) allocated from Master Fund	(853,886)	—	—
Net increase (decrease) in net assets resulting from operations	503,496,987	345,906,121	782,666,690

See accompanying notes to financial statements and the attached Master Trust financial statements.

12

UBS Institutional/Reserves Funds

Statement of operations

For the year ended April 30, 2024

	UBS Select 100% US Treasury Institutional Fund[1]	UBS Prime Reserves Fund	UBS Tax-Free Reserves Fund
Investment income:
Interest income allocated from Master Fund	$59,848	$366,778,726	$19,432,939
Expenses allocated from Master Fund	(1,117)	(6,658,901)	(576,386)
Net investment income allocated from Master Fund	58,731	360,119,825	18,856,553
Expenses:
Administration fees	893	5,269,845	438,584
Transfer agency fees and related services	188	—	—
Accounting fees	1,700	—	—
Trustees’ fees	1,000	44,115	21,929
Professional fees	17,149	—	—
Reports and notices to shareholders	4,572	—	—
Offering costs	4,005	—	—
Other expenses	3,758	—	—
Total expenses	33,265	5,313,960	460,513
Less: Fee waivers and/or expense reimbursements by administrator/distributor	(32,371)	—	—
Net expenses	894	5,313,960	460,513
Net investment income (loss)	57,837	354,805,865	18,396,040
Net realized gain (loss) allocated from Master Fund	—	228	10
Net change in unrealized appreciation (depreciation) allocated from Master Fund	—	—	—
Net increase (decrease) in net assets resulting from operations	57,837	354,806,093	18,396,050

[1]	For the period from March 13, 2024 (commencement of operations) to April 30, 2024.

See accompanying notes to financial statements and the attached Master Trust financial statements.

13

UBS Institutional/Reserves Funds

Statement of changes in net assets

April 30, 2024

	UBS Select Prime Institutional Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 504,350,873	$ 184,698,341
Net realized gain (loss) allocated from Master Fund	—	(33,272)
Net change in unrealized appreciation (depreciation) allocated from Master Fund	(853,886)	507,431
Net increase (decrease) in net assets resulting from operations	503,496,987	185,172,500
Total distributions	(504,350,468)	(184,698,832)
Net increase (decrease) in net assets from beneficial interest transactions	3,608,843,685 [1]	4,643,458,523
Net increase (decrease) in net assets	3,607,990,204	4,643,932,191
Net assets:

Beginning of year	7,424,642,529	2,780,710,338
End of year	$11,032,632,733	$7,424,642,529

	UBS Select Government Institutional Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 345,906,121	$ 122,303,466
Net realized gain (loss) allocated from Master Fund	—	—
Net change in unrealized appreciation (depreciation) allocated from Master Fund	—	—
Net increase (decrease) in net assets resulting from operations	345,906,121	122,303,466
Total distributions	(345,906,121)	(122,303,466)
Net increase (decrease) in net assets from beneficial interest transactions	1,655,734,907	4,083,885,835
Net increase (decrease) in net assets	1,655,734,907	4,083,885,835
Net assets:

Beginning of year	5,767,123,329	1,683,237,494
End of year	$7,422,858,236	$5,767,123,329

[1]	Includes $850,776,516 attributed to the Plan of Reorganization pursuant to which UBS Select Prime Series II Institutional Fund transferred its assets to UBS Select Prime Institutional Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

14

UBS Institutional/Reserves Funds

Statement of changes in net assets

April 30, 2024

	UBS Select Treasury Institutional Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 782,666,690	$ 293,967,577
Net realized gain (loss) allocated from Master Fund	—	231,592
Net increase (decrease) in net assets resulting from operations	782,666,690	294,199,169
Total distributions	(782,895,505)	(293,967,577)
Net increase (decrease) in net assets from beneficial interest transactions	3,581,115,949	6,526,477,344
Net increase (decrease) in net assets	3,580,887,134	6,526,708,936
Net assets:

Beginning of year	14,119,574,044	7,592,865,108
End of year	$17,700,461,178	$14,119,574,044

UBS Select 100% US Treasury Institutional Fund
For the period from March 13, 2024[1] to April 30, 2024
From operations:

Net investment income (loss)	$ 57,837
Net realized gain (loss) allocated from Master Fund	—
Net increase (decrease) in net assets resulting from operations	57,837
Total distributions	(57,837)
Net increase (decrease) in net assets from beneficial interest transactions	8,379,711
Net increase (decrease) in net assets	8,379,711
Net assets:

Beginning of period	—
End of period	$8,379,711

[1]	Commencement of operations.

See accompanying notes to financial statements and the attached Master Trust financial statements.

15

UBS Institutional/Reserves Funds

Statement of changes in net assets

April 30, 2024

	UBS Prime Reserves Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 354,805,865	$ 127,101,712
Net realized gain (loss) allocated from Master Fund	228	(24,553)
Net increase (decrease) in net assets resulting from operations	354,806,093	127,077,159
Total distributions	(354,805,865)	(127,101,711)
Net increase (decrease) in net assets from beneficial interest transactions	1,948,768,300	4,371,386,911
Net increase (decrease) in net assets	1,948,768,528	4,371,362,359
Net assets:

Beginning of year	5,407,480,526	1,036,118,167
End of year	$7,356,249,054	$5,407,480,526

	UBS Tax-Free Reserves Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$18,396,040	$10,479,702
Net realized gain (loss) allocated from Master Fund	10	22
Net increase (decrease) in net assets resulting from operations	18,396,050	10,479,724
Total distributions	(18,396,040)	(10,479,785)
Net increase (decrease) in net assets from beneficial interest transactions	11,458,363	(42,137,199)
Net increase (decrease) in net assets	11,458,373	(42,137,260)
Net assets:

Beginning of year	590,575,360	632,712,620
End of year	$602,033,733	$590,575,360

See accompanying notes to financial statements and the attached Master Trust financial statements.

16

UBS Select Prime Institutional Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$ 1.0001	$ 0.9999	$ 1.0003	$ 1.0005	$ 1.0001
Net investment income (loss)	0.0533	0.0314	0.0004	0.0009	0.0182
Net realized and unrealized gain (loss)	(0.0001)	0.0002	(0.0004)	(0.0002)	0.0004
Net increase (decrease) from operations	0.0532	0.0316	0.0000 [1]	0.0007	0.0186
Dividends from net investment income	(0.0533)	(0.0314)	(0.0004)	(0.0009)	(0.0182)
Distributions from net realized gains	—	—	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]
Total dividends and distributions	(0.0533)	(0.0314)	(0.0004)	(0.0009)	(0.0182)
Net asset value, end of year	$ 1.0000	$ 1.0001	$ 0.9999	$ 1.0003	$ 1.0005
Total investment return[2]	5.39%	3.14%	0.00%	0.07%	1.88%
Ratios to average net assets:
Expenses before fee waivers /Trustees’ fees reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers /Trustees’ fees reimbursements[3]	0.18%	0.18%	0.16%	0.18%	0.18%
Net investment income (loss)[3]	5.34%	3.60%	0.03%	0.11%	1.83%
Supplemental data:
Net assets, end of year (000’s)	$11,032,633	$7,424,643	$2,780,710	$5,193,492	$9,334,162

[1]	Amount represents less than $0.00005 or $(0.00005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

17

UBS Select Government Institutional Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.052	0.030	0.000 [1]	0.000 [1]	0.016
Net realized and unrealized gain (loss)	—	—	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.052	0.030	0.000 [1]	0.000 [1]	0.016
Dividends from net investment income	(0.052)	(0.030)	(0.000)[1]	(0.000)[1]	(0.016)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.052)	(0.030)	(0.000)[1]	(0.000)[1]	(0.016)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return[2]	5.25%	2.98%	0.02%	0.04%	1.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers and/or expense reimbursements[3]	0.18%	0.12%	0.07%	0.15%	0.18%
Net investment income (loss)[3]	5.19%	3.65%	0.02%	0.04%	1.46%
Supplemental data:
Net assets, end of year (000’s)	$7,422,858	$5,767,123	$1,683,237	$2,825,954	$5,817,145

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

18

UBS Treasury Institutional Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.052	0.029	0.000 [1]	0.000 [1]	0.016
Net realized and unrealized gain (loss)	—	(0.000)[1]	—	—	0.000 [1]
Net increase (decrease) from operations	0.052	0.029	0.000 [1]	0.000 [1]	0.016
Dividends from net investment income	(0.052)	(0.029)	(0.000)[1]	(0.000)[1]	(0.016)
Distributions from net realized gains	(0.000)[1]	—	—	—	(0.000)[1]
Total dividends and distributions	(0.052)	(0.029)	(0.000)[1]	(0.000)[1]	(0.016)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return[2]	5.23%	2.91%	0.03%	0.04%	1.62%
Ratios to average net assets:
Expenses before fee waivers /Trustees’ fees reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers /Trustees’ fees reimbursements[3]	0.18%	0.18%	0.07%	0.13%	0.18%
Net investment income (loss)[3]	5.17%	3.19%	0.03%	0.05%	1.47%
Supplemental data:
Net assets, end of year (000’s)	$17,700,461	$14,119,574	$7,592,865	$10,472,327	$13,354,479

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

19

UBS Select 100% US Treasury Institutional Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

For the period from March 13, 2024[1] to April 30, 2024
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.007
Net realized and unrealized gain (loss)	—
Net increase (decrease) from operations	0.007
Dividends from net investment income	(0.007)
Distributions from net realized gains	—
Total dividends and distributions	(0.007)
Net asset value, end of period	$1.00
Total investment return[2]	0.69%
Ratios to average net assets:
Expenses before fee waivers /Trustees’ fees reimbursements[3]	3.08%[4]
Expenses after fee waivers /Trustees’ fees reimbursements[3]	0.18%[4]
Net investment income (loss)[3]	5.18%[4]
Supplemental data:
Net assets, end of period (000’s)	$8,380

[1]	Commencement of operations.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[4]	Annualized.

See accompanying notes to financial statements and the attached Master Trust financial statements.

20

UBS Prime Reserves Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.053	0.031	0.000 [1]	0.001	0.018
Net realized and unrealized gain (loss)	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.053	0.031	0.000 [1]	0.001	0.018
Dividends from net investment income	(0.053)	(0.031)	(0.000)[1]	(0.001)	(0.018)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	—
Total dividends and distributions	(0.053)	(0.031)	(0.000)[1]	(0.001)	(0.018)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return[2]	5.40%	3.11%	0.04%	0.10%	1.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.15%	0.18%	0.18%
Net investment income (loss)[3]	5.34%	3.78%	0.03%	0.12%	1.77%
Supplemental data:
Net assets, end of year (000’s)	$7,356,249	$5,407,481	$1,036,118	$2,021,456	$3,830,044

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

21

UBS Tax-Free Reserves Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.032	0.018	0.000 [1]	0.000 [1]	0.011
Net realized and unrealized gain (loss)	0.000 [1]	(0.000)[1]	—	—	—
Net increase (decrease) from operations	0.032	0.018	0.000 [1]	0.000 [1]	0.011
Dividends from net investment income	(0.032)	(0.018)	(0.000)[1]	(0.000)[1]	(0.011)
Distributions from net realized gains	—	(0.000)[1]	—	—	—
Total dividends and distributions	(0.032)	(0.018)	(0.000)[1]	(0.000)[1]	(0.011)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return[2]	3.21%	1.72%	0.04%	0.01%	1.15%
Ratios to average net assets:
Expenses before fee waivers /Trustees’ fees reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers /Trustees’ fees reimbursements[3]	0.18%	0.18%	0.06%	0.12%	0.18%
Net investment income (loss)[3]	3.20%	1.73%	0.04%	0.01%	1.13%
Supplemental data:
Net assets, end of year (000’s)	$602,034	$590,575	$632,713	$673,846	$1,973,068

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

22

UBS Institutional/Reserves Funds

Notes to financial statements

Organization and significant accounting policies

UBS Select Prime Institutional Fund (“Prime Institutional Fund”), UBS Select Government Institutional Fund (“Government Institutional Fund”), UBS Select Treasury Institutional Fund (“Treasury Institutional Fund”), UBS Select 100% US Treasury Institutional Fund (“100% US Treasury Institutional Fund”), UBS Prime Reserves Fund (“Prime Reserves Fund), and UBS Tax-Free Reserves Fund (“Tax-Free Reserves Fund”) (each a “Fund”, collectively, the “Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Series Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with seventeen series. The financial statements for the other series of the Trust are not included herein.

Prime Institutional Fund, Government Institutional Fund, Treasury Institutional Fund, 100% US Treasury Institutional Fund, Prime Reserves Fund, and Tax-Free Reserves Fund are “feeder funds” that invest all of their investable assets in “master funds”—Prime Master Fund, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund, respectively (each a “Master Fund”, collectively, the “Master Funds” and each a diversified series of Master Trust, an open-end investment company registered with the SEC under the 1940 Act). The feeder funds and their respective Master Funds have the same investment objectives.

Prior to August 28, 2007, Prime Institutional Fund and Treasury Institutional Fund invested in securities directly. Effective August 28, 2007, Prime Institutional Fund and Treasury Institutional Fund invest substantially all of their assets in Prime Master Fund and Treasury Master Fund, respectively. Tax-Free Reserves Fund commenced operations on August 28, 2007. Prime Reserves Fund commenced operations on January 19, 2016. Government Institutional Fund commenced operations on July 26, 2016, and 100% US Treasury Institutional Fund commenced operations on March 13, 2024.

UBS Asset Management (Americas) LLC (“UBS AM”), (formerly, UBS Asset Management (Americas) Inc.), is the investment advisor and administrator for the Master Funds and the administrator for the feeder funds. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The performance of each Fund is directly affected by the performance of the corresponding Master Fund. The value of such investment reflects each Fund’s proportionate interest in the net assets of its corresponding Master Fund (52.50% for Prime Institutional Fund, 31.97% for Government Institutional Fund, 45.47% for Treasury Institutional Fund, 33.33% for 100% US Treasury Institutional Fund, 55.32% for Prime Reserves Fund, and 52.40% for Tax-Free Reserves Fund at April 30, 2024.)

All of the net investment income and realized and unrealized gains and losses from investment activities of each Master Fund are allocated pro rata, based on respective ownership interests, among the corresponding Fund and other investors in the Master Fund (e.g., other feeder funds) at the time of such determination. The financial statements of the Master Funds, including the Portfolio of investments, are included elsewhere in this report and should be read in connection with the Funds’ financial statements. The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be

23

UBS Institutional/Reserves Funds

Notes to financial statements

applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—Each Fund records its investment in its corresponding Master Fund at fair value. Securities held by the Master Funds are valued as indicated in the Master Funds’ Notes to financial statements, which are included elsewhere in this report.

Floating net asset value per share fund—Consistent with Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), Prime Institutional Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and expects that its share price will fluctuate.

On occasion, it is possible that the end of day accounting net asset value (“NAV”) per share of a floating NAV fund, such as Prime Institutional Fund, reported in a shareholder report, for example, may differ from the transactional NAV per share (used for purposes of processing purchases and redemptions); while this is not expected to occur with great frequency, it may happen should certain factors align on a given business day. The final end-of-day NAV per share for accounting and financial statement reporting purposes is designed to reflect all end-of-day accounting activities, which may include, but are not limited to, income and expense accruals, dividend and distribution reinvestments as well as final share activity; such items are factored into the Fund after the last transactional NAV per share is calculated on a given day (normally, the last transactional NAV per share is calculated as of 3 pm, Eastern time, as explained in the Fund’s prospectus).

Constant net asset value per share funds—Government Institutional Fund, Treasury Institutional Fund, 100% US Treasury Institutional Fund, Prime Reserves Fund, and Tax-Free Reserves Fund (collectively the “Constant NAV Funds”) attempt to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Constant NAV Funds will be able to maintain a stable net asset value of $1.00 per share. The Constant NAV Funds have adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable each to do so. Government Institutional Fund,Treasury Institutional Fund and 100% US Treasury Institutional Fund have adopted a policy to operate as “government money market funds”. Under Rule 2a-7, a “government money market fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As “government money market funds”, Government Institutional Fund,Treasury Institutional Fund and 100% US Treasury Institutional Fund, are permitted to seek to maintain a stable price per share. Prime Reserves Fund and Tax-Free Reserves Fund operate as “retail money market funds”. Under Rule 2a-7, a “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As “retail money market funds”, Prime Reserves Fund and Tax-Free Reserves Fund are permitted to seek to maintain a stable price per share.

Liquidity fee—Consistent with Rule 2a-7, Prime Institutional Fund, Prime Reserves Fund and Tax-Free Reserves Fund may be subject to the possible imposition of a liquidity fee under certain circumstances. Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund may impose a fee upon the sale of your shares of each related feeder fund. For the period ended April 30, 2024, Prime Institutional Fund, Prime Reserves Fund and Tax-Free Reserves Fund were not subject to any liquidity fees.

By operating as “government money market funds”, Government Institutional Fund, 100% US Treasury Institutional Fund and Treasury Institutional Fund are exempt from requirements that permit the imposition of a liquidity fee.

24

UBS Institutional/Reserves Funds

Notes to financial statements

While the Funds’ Board of Trustees (the “Board”) may elect to subject Government Institutional Fund, 100% US Treasury Institutional Fund and Treasury Institutional Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differ-ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Deferred offering costs—With respect to 100% US Treasury Institutional Fund, offering costs consist primarily of legal fees and other costs incurred with the Fund’s share offerings, the preparation of the Fund’s registration statement, and registration fees. Deferred offering costs are amortized over a period of 12 months.

Administrator

UBS AM serves as administrator to each Fund pursuant to an Administration Agreement approved by the Trust’s board. In accordance with the Administration Agreement, each Fund pays UBS AM an administration fee, which is accrued daily and paid monthly, at the below annual rate, as a percentage of each Fund’s average daily net assets:

Fund	Administration fee
Prime Institutional Fund	0.08%
Government Institutional Fund	0.08
Treasury Institutional Fund	0.08
100% US Treasury Institutional Fund	0.08
Prime Reserves Fund	0.08
Tax-Free Reserves Fund	0.08

At April 30, 2024, each Fund owed UBS AM for administrative services as follows:

Fund	Amount owed to UBS AM
Prime Institutional Fund	$674,471
Government Institutional Fund	446,486
Treasury Institutional Fund	1,135,270
100% US Treasury Institutional Fund	548
Prime Reserves Fund	464,134
Tax-Free Reserves Fund	18,862

In exchange for these fees, UBS AM has agreed to bear all of the Funds’, (with the exception of the 100% US Treasury Institutional Fund’s), expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the Funds, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the Funds’ independent trustees, it is contractually obligated to reduce its administration fee in an amount equal to those fees and expenses. UBS AM estimates that the independent trustees’ fees and expenses will be 0.01% or less of each Fund’s average daily net assets, and that the amounts disclosed in the table above for accrued administration fees are net of independent trustees’ fees and expenses previously paid. At April 30, 2024, UBS AM did not owe the Funds any additional reductions in administration fees for independent trustees’ fees and expenses.

25

UBS Institutional/Reserves Funds

Notes to financial statements

With respect to 100% US Treasury Institutional Fund, such Fund will bear all expenses not specifically assumed by UBS AM incurred in its operations and the offerings of its shares. This Fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund’s operating expenses through March 11, 2025 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.18%. The Fund has agreed to repay UBS AM for any waived management fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the Fund’s expenses in any of those three years to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

At April 30, 2024, UBS AM owed the Funds and for the period ended April 30, 2024, UBS was contractually obligated to waive, as follows, and such waived amounts are subject to future recoupment:

Fund	Amounts owed by UBS AM	Amounts waived by UBS AM
100% US Treasury Institutional Fund	$20,274	$32,371

In addition, UBS AM may voluntarily undertake to waive fees, including in the event that the Funds’ yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. At April 30, 2024, there were no amounts owed by UBS AM for this undertaking.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the periods ended April 30, 2024 and April 30, 2023 were as follows:

Prime Institutional Fund

	For the year ended April 30,
	2024			2023
	Shares	Amount		Shares	Amount
Shares sold	16,098,626,716	$16,100,737,375	[1]	13,783,612,753	$13,785,235,487
Shares repurchased	(12,945,976,112)	(12,947,668,832)		(9,285,215,972)	(9,286,337,079)
Dividends reinvested	455,723,931	455,775,142		144,538,696	144,560,115
Net increase (decrease)	3,608,374,535	$3,608,843,685		4,642,935,477	$4,643,458,523

[1]	Includes $850,776,516 attributed to the Plan of Reorganization pursuant to which UBS Select Prime Series II Institutional Fund transferred its assets to UBS Select Prime Institutional Fund.

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

Government Institutional Fund

	For the years ended April 30,
	2024	2023
Shares sold	$16,961,499,295	$19,356,432,665
Shares repurchased	(15,604,464,216)	(15,353,396,193)
Dividends reinvested	298,699,828	80,849,363
Net increase (decrease) in beneficial interest	$1,655,734,907	$4,083,885,835

26

UBS Institutional/Reserves Funds

Notes to financial statements

Treasury Institutional Fund

	For the years ended April 30,
	2024	2023
Shares sold	$43,822,153,339	$42,977,805,928
Shares repurchased	(40,920,375,062)	(36,658,383,872)
Dividends reinvested	679,337,672	207,055,288
Net increase (decrease) in beneficial interest	$3,581,115,949	$6,526,477,344

100% US Treasury Institutional Fund

For the period from March 13, 2024[1] to April 30, 2024
Shares sold	$8,357,247
Dividends reinvested	22,464
Net increase (decrease) in beneficial interest	$8,379,711
[1] Commencement of operations.

Prime Reserves Fund

	For the years ended April 30,
	2024	2023
Shares sold	$11,013,907,274	$10,413,568,805
Shares repurchased	(9,390,996,467)	(6,142,444,025)
Dividends reinvested	325,857,493	100,262,131
Net increase (decrease) in beneficial interest	$1,948,768,300	$4,371,386,911

Tax-Free Reserves Fund

	For the years ended April 30,
	2024	2023
Shares sold	$677,278,805	$1,102,126,859
Shares repurchased	(681,716,147)	(1,152,362,440)
Dividends reinvested	15,895,705	8,098,382
Net increase (decrease) in beneficial interest	$11,458,363	$(42,137,199)

Federal tax status

Each Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

27

UBS Institutional/Reserves Funds

Notes to financial statements

The tax character of distributions paid to shareholders by the Funds during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows:

	2024			2023
Fund	Tax-exempt income	Ordinary income	long- term realized capital gains	Tax-exempt income	Ordinary income	long- term realized capital gains
Prime Institutional Fund	$—	$504,350,468	$—	$—	$184,698,832	$—
Government Institutional Fund	—	345,906,121	—	—	122,303,466	—
Treasury Institutional Fund	—	782,666,690	228,815	—	293,967,577	—
100% US Treasury Institutional Fund	—	57,837	—	—	—	—
Prime Reserves Fund	—	354,805,865	—	—	127,101,711	—
Tax-Free Reserves Fund	18,396,040	—	—	10,479,712	22	51

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
Prime Institutional Fund	$—	$48,033,141	$—	$(39,508)	$(1,516,397)	$(48,033,221)	$(1,555,985)
Government Institutional Fund	—	33,941,803	—	—	—	(33,942,067)	(264)
Treasury Institutional Fund	—	76,512,900	—	—	—	(76,512,903)	(3)
100% US Treasury Institutional Fund	—	39,342	—	—	—	(39,342)	0
Prime Reserves Fund	—	32,454,704	—	(24,326)	—	(32,454,672)	(24,294)
Tax-Free Reserves Fund	1,669,038	10	—	—	—	(1,668,850)	198

Net capital losses recognized by the Funds may be carried forward indefinitely, and retain their character as short term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At April 30, 2023, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Prime Institutional Fund	$39,508	$—	$39,508
Prime Reserves Fund	24,326	—	24,326

During the fiscal year ended April 30, 2024, none of the Funds had capital loss carryforwards utilized.

At April 30, 2024, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

Fund	Distributable earnings (losses)	Beneficial interest
Prime Institutional Fund	$(6,236)	$6,236

The primary reason for this permanent difference is capital loss carryforwards from the target fund in a merger.

28

UBS Institutional/Reserves Funds

Notes to financial statements

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, and since inception for the 100% US Treasury Institutional Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Reorganization of Funds

Following the close of business on February 23, 2024, the Target Fund reorganized into the existing Destination Fund within the Trust. The reorganization into the existing Destination Fund was as follows:

Target Fund	Destination Fund
UBS Select Prime Series II Institutional Fund (formerly, UBS Select ESG Prime Institutional Fund)	UBS Select Prime Institutional Fund

Pursuant to an Agreement and Plan of Reorganization, the Target Fund transferred all of its property and assets to the corresponding Destination Fund. In exchange, the Destination Fund assumed all of the liabilities of the Target Fund and issued shares to that Target Fund, as described below. The reorganization was accomplished by a tax-free exchange of shares of the Target Fund for shares of the Destination Fund outstanding following the close of business on February 23, 2024. The allocated cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Feeder Fund’s allocated realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Fund	Fund Shares	Destination Fund	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
UBS Select Prime Series II Institutional Fund	850,811,455	UBS Select Prime Institutional Fund	850,776,516	850,776,516	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Fund shares outstanding on Reorganization Date.

The net assets of the Target Fund, including unrealized appreciation (depreciation), were combined with those of the Destination Fund. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
UBS Select Prime Series II Institutional Fund	(198,990)	850,776,517	UBS Select Prime Institutional Fund	10,710,592,853	11,561,369,369

Assuming the reorganizations had been completed as of the beginning of the annual reporting period of the relevant accounting and performance survivor, the pro forma results of operations for the period ended April 30, 2024 would have been as follows (unaudited):

Destination Fund	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
UBS Select Prime Institutional Fund	548,797,662	(1,220,579)	547,577,083

29

UBS Institutional/Reserves Funds

Notes to financial statements

Subsequent Event

The Board of Trustees (the “Board”) has approved the conversion of the Select Prime Institutional Fund (the “fund”) to act as a “retail money market fund” as defined by Rule 2a-7 under the investment Company Act of 1940, as amended. The fund’s conversion to a retail money market fund will not result in any change to the fund’s investment objective or principal investment strategies. As a result, investments in the fund will be limited to shareholder accounts beneficially owned by natural persons. The conversion is scheduled to take place after the close of business on August 16, 2024. The Board also approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the fund by UBS Prime Reserves Fund (the “Acquiring Fund”), also a series of the Trust and a retail money market fund. The Agreement and Plan of Reorganization sets forth the terms by which the fund will transfer its assets and liabilities in exchange for shares of the Acquiring Fund, followed by the distribution of shares of the Acquiring Fund to the shareholders of the fund and the complete liquidation of the fund (the “Reorganization”). The Reorganization is scheduled to take place on or about August 23, 2024.

30

UBS Institutional/Reserves Funds

Report of independent registered public accounting firm

To the Shareholders of UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Prime Reserves Fund, UBS Tax-Free Reserves Fund and UBS Select 100% US Treasury Institutional Fund and the Board of Trustees of UBS Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Prime Reserves Fund, UBS Tax-Free Reserves Fund and UBS Select 100% US Treasury Institutional Fund (collectively referred to as the “Funds”) (six of the funds constituting UBS Series Funds (the “Trust”)), as of April 30, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds comprising the Trust) at April 30, 2024, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting UBS Series Funds	Statement of operations	Statements of changes in net assets	Financial highlights
UBS Select Prime Institutional Fund UBS Select Treasury Institutional Fund UBS Tax-Free Reserves Fund UBS Prime Reserves Fund UBS Select Government Institutional Fund	For the year ended April 30, 2024	For each of the two years in the period ended April 30, 2024	For each of the five years in the period ended April 30, 2024
UBS Select 100% US Treasury Institutional Fund	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

31

UBS Institutional/Reserves Funds

Report of independent registered public accounting firm

evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

32

UBS Institutional/Reserves Funds

General information (unaudited)

Monthly portfolio holdings disclosure

The Funds and Master Funds file their complete schedules of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. These reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Funds and Master Funds make portfolio holdings information available to shareholders on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfunds. A more limited portfolio holdings report for each of Master Trust—Prime Master Fund (the master fund in which UBS Select Prime Institutional Fund invests), and Master Trust—Prime CNAV Master Fund (the master fund in which UBS Prime Reserves Fund invests) is available on a weekly basis at the same UBS Web address. Investors also may find additional information about the Funds at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Fund’s (and corresponding Master Fund’s) (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information

Pursuant to Sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Funds designate the following ordinary income distributions paid as qualified interest income and qualified short term capital gains for the fiscal year ended April 30, 2024:

Fund	Qualified interest income	Qualified short term capital gains
Prime Institutional Fund	$307,882,884	$—
Government Institutional Fund	345,906,121	—
Treasury Institutional Fund	607,426,031	—
100% US Treasury Institutional Fund	57,837	—
Prime Reserves Fund	125,246,901	—

33

Master Trust

Annual Report  |  April 30, 2024

Includes:

•	Prime Master Fund
•	Government Master Fund
•	Treasury Master Fund
•	100% US Treasury Master Fund
•	Prime CNAV Master Fund
•	Tax-Free Master Fund

Master Trust

Understanding a Master Fund’s expenses (unaudited)

(Note: The expense information provided in this section is relevant for direct investors in the Master Funds. Investors in the related “feeder funds” should instead focus on separate expense examples relevant to the particular feeder funds; the expense examples for the feeder funds will reflect their proportionate share of the corresponding Master Funds’ expenses.)

As an owner of a Master Fund, an investor such as a feeder fund incurs ongoing costs, including management fees and other Master Fund expenses. These examples are intended to help you understand a Master Fund investor’s ongoing costs (in dollars) of investing in a Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below for each Master Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Master Fund provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Master Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

Master Trust

Understanding a Master Fund’s expenses (unaudited) (concluded)

	Beginning account value November 1, 2023	Ending account value April 30, 2024	Expenses paid during period 11/01/23 to 04/30/24[1]	Expense ratio during the period

Prime Master Fund
Actual	$1,000.00	$1,027.50	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Government Master Fund
Actual	$1,000.00	$1,026.80	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Treasury Master Fund
Actual	$1,000.00	$1,026.50	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

100% US Treasury Master Fund[2]
Actual	$1,000.00	$1,007.00	$0.13	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Prime CNAV Master Fund
Actual	$1,000.00	$1,027.50	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Tax-Free Master Fund
Actual	$1,000.00	$1,016.20	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

[1]	Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one–half year period).
[2]

100% US Treasury Master Fund commenced operations on March 13, 2024. Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 49 divided by 366 (to reflect the inception period from March 13, 2024 to April 30, 2024). Hypothetical expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

Master Trust

Portfolio characteristics at a glance—April 30, 2024  (unaudited)

Prime Master Fund

Characteristics
Weighted average maturity[1]	15 days

Top five issuer breakdown by country or territory of origin[2]
United States	66.2%
Japan	6.1
Canada	5.6
United Kingdom	3.7
Sweden	3.2
Total	84.8%

Portfolio composition[2]
Repurchase agreements	53.9%
Commercial paper	35.0
Certificates of deposit	7.4
Time deposits	3.1
Other assets in excess of liabilities	0.6
Total	100.0%

You could lose money by investing in a money market fund. Because the price of interests in Prime Master Fund will fluctuate, when you sell your shares of each related feeder fund, your shares of the related feeder fund may be worth more or less than what you originally paid for them. Prime Master Fund may impose a fee upon sale of your shares of each related feeder fund under certain circumstances. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

Government Master Fund

Characteristics
Weighted average maturity[1]	35 days

Portfolio composition[2]
U.S. Treasury obligations	57.3%
Repurchase agreements	35.1
U.S. government agency obligations	8.0
Liabilities in excess of other assets	(0.4)
Total	100.0%

You could lose money by investing in a money market fund. Although Government Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Government Master Fund cannot guarantee it will do so. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

Treasury Master Fund

Characteristics
Weighted average maturity[1]	36 days

Portfolio composition[2]
U.S. Treasury obligations	62.4%
Repurchase agreements	38.7
Liabilities in excess of other assets	(1.1)
Total	100.0%

You could lose money by investing in a money market fund. Although Treasury Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Treasury Master Fund cannot guarantee it will do so. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

100% US Treasury Master Fund

Characteristics
Weighted average maturity[1]	40 days

Portfolio composition[2]
U.S. Treasury obligations	101.5%
Liabilities in excess of other assets	(1.5)
Total	100.0%

You could lose money by investing in a money market fund. Although 100% US Treasury Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, 100% US Treasury Master Fund cannot guarantee it will do so. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

Prime CNAV Master Fund

Characteristics
Weighted average maturity[1]	17 days

Top five issuer breakdown by country or territory of origin[2]
United States	55.4%
Japan	9.0
Canada	5.9
Netherlands	5.5
Sweden	5.2
Total	81.0%

Portfolio composition[2]
Commercial paper	40.6%
Repurchase agreements	39.3
Certificates of deposit	13.6
Time deposits	5.6
Other assets in excess of liabilities	0.9
Total	100.0%

Investments in the fund are intended to be limited to feeder funds with accounts beneficially owned by natural persons. Each feeder fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons.

You could lose money by investing in a money market fund. Although Prime CNAV Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Prime CNAV Master Fund cannot guarantee it will do so. Prime CNAV Master Fund may impose a fee upon sale of your shares of each related feeder fund under certain circumstances. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (concluded)

Tax-Free Master Fund

Characteristics
Weighted average maturity[1]	5 days

Portfolio composition[2]
Municipal bonds	94.9%
Tax-exempt commercial paper	4.6
Other assets in excess of liabilities	0.5
Total	100.0%

Investments in the fund are intended to be limited to feeder funds with accounts beneficially owned by natural persons. Each feeder fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons.

You could lose money by investing in a money market fund. Although Tax-Free Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Tax-Free Master Fund cannot guarantee it will do so. Tax-Free Master Fund may impose a fee upon sale of your shares of each related feeder fund under certain circumstances. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Certificates of deposit—7.4%
Banking-non-U.S.—7.0%
Bank of Nova Scotia
Secured Overnight Financing Rate + 0.630%, 5.950%, due 05/01/24[1]	$65,000,000	$65,050,063
Canadian Imperial Bank of Commerce 5.830%, due 05/13/24	88,000,000	88,010,383
Mitsubishi UFJ Trust & Banking Corp.
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	72,000,000	72,016,129
Mizuho Bank Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	100,000,000	100,018,112
5.800%, due 05/03/24	133,000,000	133,003,878
MUFG Bank Ltd.
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	95,000,000	95,016,178
Nordea Bank Abp
5.245%, due 08/01/24	52,000,000	51,971,127
5.900%, due 07/15/24	82,000,000	82,062,007
Oversea-Chinese Banking Corp. Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	36,000,000	36,004,061
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	77,000,000	77,010,474
Royal Bank of Canada
5.730%, due 05/09/24	97,000,000	97,007,333
Secured Overnight Financing Rate + 0.630%, 5.950%, due 05/01/24[1]	66,000,000	66,050,208
Skandinaviska Enskilda Banken AB
5.230%, due 08/30/24	103,000,000	102,924,697
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	45,000,000	45,007,632
Sumitomo Mitsui Banking Corp.
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1]	94,000,000	94,019,733
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	101,000,000	101,018,433
5.800%, due 05/03/24	83,000,000	83,002,329
Sumitomo Mitsui Trust Bank Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	100,000,000	100,010,717

		1,489,203,494

Banking-U.S.—0.4%
Cooperatieve Rabobank UA 5.900%, due 07/03/24	80,000,000	80,050,431

		80,050,431
Total Certificates of deposit (cost—$1,569,000,000)		1,569,253,925

Commercial paper—35.0%
Asset-backed-miscellaneous—13.0%
Antalis SA
5.400%, due 07/02/24[2]	52,000,000	51,506,689
5.410%, due 05/02/24[2]	26,000,000	25,992,312
5.410%, due 05/06/24[2]	34,000,000	33,969,805

	Face amount	Value
Commercial paper—(continued)
Asset-backed-miscellaneous—(continued)
5.410%, due 05/07/24[2]	$27,000,000	$26,972,017
5.430%, due 07/09/24[2]	64,000,000	63,325,096
5.430%, due 07/11/24[2]	45,050,000	44,561,298
Atlantic Asset Securitization LLC
5.340%, due 05/28/24[2]	63,000,000	62,737,044
5.350%, due 06/14/24[2]	46,000,000	45,688,063
5.440%, due 06/12/24[2]	46,000,000	45,702,329
5.514%, due 06/14/24[2]	8,000,000	7,945,750
5.606%, due 06/12/24[2]	8,000,000	7,948,231
Barton Capital SA
5.210%, due 07/29/24[2]	30,000,000	29,595,750
5.320%, due 05/03/24[2]	30,000,000	29,986,689
5.340%, due 05/13/24[2]	30,000,000	29,942,145
5.380%, due 06/14/24[2]	46,000,000	45,689,788
5.380%, due 07/16/24[2]	30,000,000	29,654,420
5.545%, due 06/14/24[2]	8,000,000	7,946,050
Cabot Trail Funding LLC
5.240%, due 06/18/24[2]	35,000,000	34,741,496
5.290%, due 06/27/24[2]	33,000,000	32,711,340
5.330%, due 06/20/24[2]	75,000,000	74,423,381
5.330%, due 08/08/24[2]	45,000,000	44,326,000
5.461%, due 06/27/24[2]	5,000,000	4,956,264
Cancara Asset Securitisation LLC 5.340%, due 05/14/24	30,000,000	29,937,440
Fairway Finance Co. LLC
5.450%, due 05/30/24[2]	37,000,000	36,833,808
5.450%, due 06/04/24[2]	36,000,000	35,811,292
5.450%, due 06/10/24[2]	23,000,000	22,858,716
5.606%, due 05/30/24[2]	7,000,000	6,968,558
5.610%, due 06/04/24[2]	6,000,000	5,968,549
5.615%, due 06/10/24[2]	4,000,000	3,975,429
Gotham Funding Corp.
5.340%, due 05/17/24[2]	70,000,000	69,823,241
5.340%, due 05/20/24[2]	69,000,000	68,794,827
5.350%, due 05/16/24[2]	75,000,000	74,821,811
5.360%, due 07/08/24[2]	24,000,000	23,752,382
5.400%, due 08/01/24[2]	50,000,000	49,303,326
Liberty Street Funding LLC
5.605%, due 05/08/24[2]	34,000,000	33,959,716
5.747%, due 05/08/24[2]	7,000,000	6,991,706
LMA-Americas LLC
5.340%, due 07/17/24[2]	15,000,000	14,824,695
5.340%, due 07/18/24[2]	30,000,000	29,644,917
5.380%, due 08/07/24[2]	50,000,000	49,258,215
5.400%, due 08/01/24[2]	50,000,000	49,303,585
5.450%, due 06/06/24[2]	26,400,000	26,253,417
5.450%, due 06/13/24[2]	23,000,000	22,848,069
5.470%, due 05/10/24[2]	29,000,000	28,956,931
5.480%, due 05/02/24[2]	59,000,000	58,982,553
5.480%, due 05/03/24[2]	60,000,000	59,973,379
5.530%, due 05/28/24[2]	26,600,000	26,488,354
5.613%, due 05/02/24[2]	10,000,000	9,997,043
5.613%, due 05/03/24[2]	11,000,000	10,995,119
5.618%, due 06/13/24[2]	4,000,000	3,973,577
5.687%, due 05/28/24[2]	5,000,000	4,979,014

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Commercial paper—(continued)
Asset-backed-miscellaneous—(concluded)
Nieuw Amsterdam Receivables Corp. BV
5.190%, due 07/25/24[2]	$19,000,000	$18,755,475
5.210%, due 07/25/24[2]	78,000,000	76,996,160
Old Line Funding LLC
5.440%, due 06/13/24	27,000,000	26,821,118
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	38,000,000	38,003,382
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	25,000,000	25,005,870
5.584%, due 06/10/24[2]	16,000,000	15,901,460
5.607%, due 06/13/24	4,000,000	3,973,499
Sheffield Receivables Co. LLC
5.325%, due 05/01/24[2]	89,000,000	88,986,844
5.330%, due 05/06/24[2]	90,000,000	89,920,071
5.330%, due 06/03/24[2]	60,000,000	59,695,058
5.330%, due 06/04/24[2]	58,000,000	57,696,534
5.350%, due 06/17/24[2]	45,000,000	44,676,720
5.360%, due 07/09/24[2]	55,000,000	54,422,856
Thunder Bay Funding LLC
5.360%, due 06/18/24	26,000,000	25,810,445
5.450%, due 06/12/24	50,000,000	49,680,227
5.527%, due 06/18/24	7,000,000	6,948,966
Versailles Commercial Paper LLC
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1,2]	75,000,000	75,006,544
Victory Receivables Corp.
5.330%, due 05/02/24[2]	71,000,000	70,979,005
5.350%, due 05/21/24[2]	74,000,000	73,768,885
5.400%, due 07/16/24[2]	53,000,000	52,389,475
5.400%, due 07/18/24[2]	53,000,000	52,373,539
5.400%, due 07/24/24[2]	100,000,000	98,727,755

		2,753,141,514

Banking-non-U.S.—21.3%
ANZ New Zealand International Ltd.
5.160%, due 07/29/24[2]	52,000,000	51,312,300
5.500%, due 08/20/24[2]	59,000,000	58,019,569
5.731%, due 08/20/24[2]	11,000,000	10,817,208
Australia & New Zealand Banking Group Ltd.
5.230%, due 07/15/24[2]	26,525,000	26,228,252
5.413%, due 07/15/24[2]	4,000,000	3,955,250
5.530%, due 08/09/24[2]	77,000,000	75,857,213
5.620%, due 05/10/24[2]	84,000,000	83,875,805
5.753%, due 08/09/24[2]	16,000,000	15,762,538
Bank of Montreal
5.450%, due 06/11/24	90,000,000	89,439,300
5.570%, due 05/16/24	84,000,000	83,801,468
5.616%, due 06/11/24	16,000,000	15,900,320
5.718%, due 05/16/24	17,000,000	16,959,821
Barclays Bank PLC
5.260%, due 09/12/24[2]	100,000,000	97,974,438
5.320%, due 07/09/24[2]	50,000,000	49,477,009
5.340%, due 06/05/24[2]	125,000,000	124,330,150
5.350%, due 05/02/24[2]	45,000,000	44,986,786
5.400%, due 07/25/24[2]	75,000,000	74,033,814

	Face amount	Value

Commercial paper—(continued)
Banking-non-U.S.—(continued)
Canadian Imperial Bank of Commerce
5.430%, due 06/05/24[2]	$85,000,000	$84,549,517
5.590%, due 06/05/24[2]	15,000,000	14,920,503
Cooperatieve Rabobank UA
5.100%, due 08/01/24	49,000,000	48,325,766
5.540%, due 05/07/24	46,000,000	45,952,729
5.679%, due 05/07/24	9,542,000	9,532,194
Dbs Bank Ltd. 5.370%, due 07/29/24[2]	75,000,000	74,000,625
DBS Bank Ltd.
5.310%, due 05/29/24[2]	55,000,000	54,763,448
5.500%, due 05/28/24[2]	79,000,000	78,671,996
5.656%, due 05/28/24[2]	14,000,000	13,941,873
DZ Bank AG Deutsche Zentral-Genossenschaftsbank 5.300%, due 05/01/24[2]	300,000,000	299,955,642
Erste Finance Delaware LLC
5.330%, due 05/01/24[2]	345,000,000	344,948,988
5.330%, due 05/07/24[2]	300,000,000	299,688,501
Federation des Caisses Desjardins du Quebec
5.310%, due 05/06/24[2]	65,000,000	64,942,289
5.340%, due 05/06/24[2]	85,000,000	84,924,532
5.340%, due 05/13/24[2]	120,000,000	119,768,806
5.350%, due 07/03/24[2]	70,000,000	69,328,664
Mizuho Bank Ltd.
5.435%, due 06/05/24[2]	86,000,000	85,535,600
5.450%, due 05/28/24[2]	36,470,000	36,319,729
5.550%, due 05/07/24[2]	41,000,000	40,957,269
5.595%, due 06/05/24[2]	15,000,000	14,919,000
5.689%, due 05/07/24[2]	8,000,000	7,991,662
National Australia Bank Ltd.
5.100%, due 08/06/24[2]	33,000,000	32,511,307
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1,2]	100,000,000	100,007,181
5.630%, due 05/06/24[2]	40,000,000	39,964,815
Nordea Bank Abp 5.615%, due 05/17/24[2]	19,000,000	18,952,447
NRW Bank 5.305%, due 05/07/24[2]	150,000,000	149,845,708
Oversea-Chinese Banking Corp. Ltd. 5.320%, due 05/07/24[2]	93,800,000	93,703,061
Podium Funding Trust
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	51,000,000	51,008,619
5.610%, due 05/07/24	44,000,000	43,954,399
5.716%, due 05/14/24	15,000,000	14,968,873
5.752%, due 05/07/24	9,000,000	8,990,672
Skandinaviska Enskilda Banken AB
5.570%, due 06/17/24[2]	69,000,000	68,515,841
5.630%, due 05/02/24[2]	82,000,000	81,975,843
5.747%, due 06/17/24[2]	13,000,000	12,908,782
Sumitomo Mitsui Banking Corp. 5.696%, due 05/14/24[2]	17,000,000	16,964,890
Sumitomo Mitsui Trust Bank Ltd.
5.110%, due 08/01/24[2]	103,000,000	101,564,906
5.260%, due 06/03/24[2]	93,000,000	92,533,587

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value

Commercial paper—(concluded)
Banking-non-U.S.—(concluded)
5.370%, due 07/03/24[2]	$55,000,000	$54,477,815
5.400%, due 07/24/24[2]	50,000,000	49,364,231
5.411%, due 06/03/24[2]	14,000,000	13,929,787
5.420%, due 05/06/24[2]	50,000,000	49,955,952
5.650%, due 05/03/24[2]	66,000,000	65,970,917
Svenska Handelsbanken AB
5.160%, due 07/30/24[2]	69,000,000	68,077,824
5.460%, due 08/06/24[2]	23,000,000	22,669,752
5.675%, due 08/06/24[2]	13,000,000	12,813,338
Secured Overnight Financing Rate + 0.370%, 5.690%, due 05/01/24[1,2]	60,000,000	60,007,397
Swedbank AB
Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1]	97,000,000	97,032,260
5.585%, due 05/14/24	87,000,000	86,821,411
5.732%, due 05/14/24	17,000,000	16,965,103
Toronto-Dominion Bank
5.450%, due 08/14/24[2]	85,000,000	83,657,560
5.672%, due 08/14/24[2]	17,000,000	16,731,512
Westpac Banking Corp.
5.470%, due 08/05/24[2]	22,750,000	22,422,539
5.685%, due 08/05/24[2]	5,000,000	4,928,030
Westpac Securities NZ Ltd. 5.630%, due 05/06/24[2]	32,000,000	31,971,588

		4,502,838,521

Banking-U.S.—0.7%
Cooperatieve Rabobank UA
5.475%, due 06/06/24	40,550,000	40,330,015
5.500%, due 06/13/24	50,295,000	49,970,442
5.510%, due 05/10/24	25,000,000	24,963,307
5.638%, due 06/06/24	7,000,000	6,962,025
5.651%, due 05/10/24	5,000,000	4,992,661
5.670%, due 06/13/24	10,000,000	9,935,469

		137,153,919
Total commercial paper (cost—$7,394,122,078)		7,393,133,954

Time deposits—3.1%
Banking-non-U.S.—3.1%
ABN AMRO Bank N.V. 5.310%, due 05/01/24	125,000,000	125,000,000
Credit Agricole Corporate & Investment Bank S.A. 5.300%, due 05/01/24	247,000,000	247,000,000
Mizuho Bank Ltd. 5.320%, due 05/01/24	275,000,000	275,000,000
Total time deposits (cost—$647,000,000)		647,000,000

Repurchase agreements—53.9%
Repurchase agreement dated 04/30/24 with Bank of America NA, 5.310% due 05/01/24, collateralized by $9,249,708 Federal National Mortgage Association obligation, 2.500% due 12/01/51; (value—$6,324,000); proceeds: $6,200,915	6,200,000	6,200,000

	Face amount	Value

Repurchase agreements—(continued)
Repurchase agreement dated 12/01/22 with J.P. Morgan Securities LLC, 5.650% due 06/04/24, collateralized by $42,555,000 various asset-backed convertible bonds, 0.125% to 4.625% due 06/15/24 to 09/30/29; (value—$55,000,226); proceeds: $54,049,167[3]	$50,000,000	$50,000,000
Repurchase agreement dated 12/01/22 with J.P. Morgan Securities LLC, 5.550% due 05/07/24, collateralized by $56,972,000 various asset-backed convertible bonds, zero coupon to 7.500% due 05/15/24 to 03/15/66; (value—$58,093,175); proceeds: $58,295,700[3]	54,000,000	54,000,000
Repurchase agreement dated 01/25/23 with J.P. Morgan Securities LLC, 5.690% due 07/29/24, collateralized by $88,480,013 various asset-backed convertible bonds, zero coupon to 8.750% due 06/15/24 to 06/01/58; (value—$63,000,000); proceeds: $64,371,817[3]	60,000,000	60,000,000
Repurchase agreement dated 05/15/23 with J.P. Morgan Securities LLC, 5.550% due 05/07/24, collateralized by $67,481,032 various asset-backed convertible bonds, zero coupon to 11.000% due 12/15/24 to 08/15/31; (value—$82,499,781); proceeds: $79,058,438[3]	75,000,000	75,000,000
Repurchase agreement dated 04/01/24 with BofA Securities Inc, 5.970% due 08/05/24, collateralized by $192,702,693 various asset-backed convertible bonds, zero coupon to 12.250% due 05/15/24 to 12/01/86; (value—$186,375,939); proceeds: $175,841,604[3]	175,000,000	175,000,000
Repurchase agreement dated 04/30/24 with BNP Paribas SA, 5.450% due 05/01/24, collateralized by $224,065,133 various asset-backed convertible bonds, zero coupon to 10.500% due 06/15/24 to 12/31/99; (value—$192,426,978); proceeds: $175,026,493	175,000,000	175,000,000
Repurchase agreement dated 04/30/24 with Barclays Bank PLC, 5.310% due 05/01/24, collateralized by $367,836,541 Federal Home Loan Mortgage Corp., obligations, 1.500% to 6.000% due 01/25/51 to 03/01/54 and $666,318,028 Federal National Mortgage Association obligations, 2.000% to 6.000% due 06/01/51 to 03/01/54; (value—$408,000,000); proceeds: $400,059,000	400,000,000	400,000,000

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value

Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $3,649,735,600 U.S. Treasury Bills, zero coupon due 07/25/24 to 10/10/24, $1,462,454,300 U.S. Treasury Bonds, 2.250% to 2.875% due 05/15/49 to 08/15/49, $1,757,479,000 U.S. Treasury Inflation Index Notes, 0.125% due 10/15/24 to 10/15/25, and $3,955,628,000 U.S. Treasury Notes, 0.250% to 5.380% due 08/31/24 to 10/31/25; (value—$10,584,540,217); proceeds: $10,378,530,608	$10,377,000,000	$10,377,000,000
Total repurchase agreements (cost—$11,372,200,000)		11,372,200,000
Total investments (cost—$20,982,322,078 which approximates cost for federal income tax purposes)—99.4%		20,981,587,879

Other assets in excess of liabilities—0.6%		125,288,751
Net assets—100.0%		$21,106,876,630

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Prime Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

Certificates of deposit	$—	$1,569,253,925	$—	$1,569,253,925
Commercial paper	—	7,393,133,954	—	7,393,133,954
Time deposits	—	647,000,000	—	647,000,000
Repurchase agreements	—	11,372,200,000	—	11,372,200,000
Total	$—	$20,981,587,879	$—	$20,981,587,879

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $6,483,155,405, represented 30.7% of the Master Fund’s net assets at period end.

[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

Government Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. government agency obligations—8.0%
Federal Farm Credit Banks Funding Corp.
Secured Overnight Financing Rate + 0.090%, 5.410%, due 05/01/24[1]	$22,000,000	$22,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.105%, 5.425%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.120%, 5.440%, due 05/01/24[1]	33,000,000	33,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	53,000,000	53,000,000
Secured Overnight Financing Rate + 0.130%, 5.450%, due 05/01/24[1]	150,500,000	150,500,000
Secured Overnight Financing Rate + 0.135%, 5.455%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.140%, 5.460%, due 05/01/24[1]	86,000,000	86,001,197
Secured Overnight Financing Rate + 0.150%, 5.470%, due 05/01/24[1]	109,000,000	109,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	156,000,000	156,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	263,000,000	263,000,000
Secured Overnight Financing Rate + 0.165%, 5.485%, due 05/01/24[1]	61,000,000	61,000,000
3 mo. Treasury money market yield + 0.160%, 5.486%, due 05/01/24[1]	40,000,000	40,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	24,000,000	24,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	58,000,000	58,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	60,000,000	60,000,000
Federal Home Loan Banks
Secured Overnight Financing Rate + 0.055%, 5.375%, due 05/01/24[1]	93,000,000	93,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	90,000,000	90,000,000
Secured Overnight Financing Rate + 0.115%, 5.435%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	142,000,000	142,000,000
Total U.S. government agency obligations (cost—$1,871,501,197)		1,871,501,197

U.S. Treasury obligations—57.3%
U.S. Treasury Bills
5.174%, due 07/18/24[2]	204,000,000	201,801,050
5.185%, due 08/01/24[2]	204,000,000	201,401,153
5.222%, due 07/25/24[2]	201,000,000	198,617,592
5.250%, due 07/05/24[2]	205,000,000	203,132,649
5.286%, due 06/27/24[2]	101,000,000	100,187,624
5.308%, due 08/22/24[2]	110,000,000	108,239,083
5.308%, due 09/12/24[2]	111,000,000	108,892,850

	Face amount	Value

U.S. Treasury obligations—(continued)
5.312%, due 06/04/24[2]	$212,000,000	$210,968,856
5.313%, due 09/05/24[2]	111,000,000	109,000,967
5.313%, due 09/26/24[2]	243,000,000	237,900,105
5.329%, due 10/10/24[2]	248,000,000	242,286,080
5.334%, due 10/03/24[2]	243,000,000	237,637,969
5.340%, due 06/20/24[2]	185,000,000	183,681,875
5.340%, due 08/29/24[2]	109,000,000	107,136,100
5.340%, due 09/19/24[2]	231,000,000	226,358,633
5.343%, due 05/14/24[2]	206,000,000	205,614,666
5.349%, due 05/21/24[2]	202,000,000	201,418,128
5.349%, due 05/28/24[2]	202,000,000	201,214,473
5.353%, due 05/02/24[2]	204,000,000	203,970,477
5.364%, due 05/07/24[2]	206,000,000	205,821,467
5.364%, due 08/06/24[2]	261,000,000	257,343,100
5.367%, due 10/17/24[2]	232,000,000	226,385,632
5.369%, due 07/11/24[2]	248,000,000	245,444,394
5.370%, due 07/30/24[2]	244,000,000	240,824,950
5.372%, due 10/24/24[2]	232,000,000	226,147,413
5.374%, due 05/16/24[2]	200,000,000	199,564,167
5.374%, due 05/23/24[2]	220,000,000	219,296,856
5.374%, due 06/27/24[2]	243,000,000	240,987,757
5.375%, due 07/05/24[2]	243,000,000	240,705,337
5.375%, due 07/16/24[2]	230,000,000	227,470,256
5.377%, due 10/31/24[2]	235,000,000	228,863,693
5.379%, due 05/09/24[2]	221,000,000	220,742,903
5.380%, due 06/18/24[2]	215,000,000	213,505,033
5.380%, due 06/25/24[2]	215,000,000	213,287,017
5.384%, due 06/06/24[2]	222,000,000	220,836,720
5.389%, due 06/20/24[2]	231,000,000	229,317,229
5.391%, due 07/02/24[2]	216,000,000	214,056,300
5.395%, due 06/13/24[2]	221,000,000	219,614,146
5.395%, due 07/18/24[2]	232,000,000	229,361,000
5.395%, due 08/01/24[2]	235,000,000	231,881,354
5.396%, due 08/13/24[2]	246,000,000	242,283,213
5.400%, due 05/30/24[2]	218,000,000	217,077,164
5.400%, due 07/25/24[2]	232,000,000	229,121,428
5.404%, due 06/06/24[2]	204,000,000	202,941,240
5.404%, due 06/13/24[2]	202,000,000	200,747,768
5.406%, due 08/27/24[2]	232,000,000	228,015,271
5.446%, due 05/23/24[2]	288,000,000	287,079,520
5.457%, due 05/30/24[2]	311,000,000	309,687,234
5.479%, due 05/09/24[2]	190,000,000	189,777,911
5.489%, due 05/16/24[2]	287,000,000	286,369,796
5.543%, due 05/02/24[2]	194,000,000	193,971,331
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363%, due 05/01/24[1]	329,000,000	328,958,484
3 mo. Treasury money market yield + 0.140%, 5.466%, due 05/01/24[1]	522,000,000	521,945,760
3 mo. Treasury money market yield + 0.150%, 5.476%, due 05/01/24[1]	232,000,000	232,000,000
3 mo. Treasury money market yield + 0.200%, 5.526%, due 05/01/24[1]	449,000,000	449,103,334
3 mo. Treasury money market yield + 0.245%, 5.571%, due 05/01/24[1]	699,000,000	699,315,892
U.S. Treasury Notes
0.625%, due 10/15/24	101,000,000	99,029,858

Government Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value

U.S. Treasury obligations—(concluded)
0.750%, due 11/15/24	$51,000,000	$49,823,643
1.500%, due 10/31/24	101,000,000	99,266,770
1.500%, due 11/30/24	51,000,000	49,946,352
Total U.S. Treasury obligations (cost—$13,357,379,023)		13,357,379,023

Repurchase agreements—35.1%
Repurchase agreement dated 03/31/22 with Mitsubishi UFJ Securities Americas, Inc., 5.310% due 06/04/24, collateralized by $10,394,671 Federal Home Loan Mortgage Corp., obligations, 3.500% to 6.000% due 09/01/38 to 08/01/52 and $269,122,672 Federal National Mortgage Association obligations, 2.500% to 6.000% due 12/01/24 to 05/01/53; (value—$102,000,000); proceeds: $111,224,750[3]	100,000,000	100,000,000
Repurchase agreement dated 02/01/23 with J.P. Morgan Securities LLC, 5.330% due 05/07/24, collateralized by $701,165,489 Federal National Mortgage Association obligations, 1.500% to 6.500% due 11/01/32 to 04/01/54; (value—$204,000,000); proceeds: $213,443,444[3]	200,000,000	200,000,000
Repurchase agreement dated 04/30/24 with Mitsubishi UFJ Securities Americas, Inc., 5.320% due 05/01/24, collateralized by $318,823 Federal Home Loan Mortgage Corp., obligations, 2.500% to 4.500% due 12/01/46 to 05/01/52, $405,272,836 Federal National Mortgage Association obligations, 2.000% to 6.500% due 12/01/24 to 05/01/54 and $129,968,035 Government National Mortgage Association obligations, 1.000% to 6.500% due 01/20/39 to 01/20/54; (value—$280,500,000); proceeds: $275,040,639	275,000,000	275,000,000
Repurchase agreement dated 09/19/23 with J.P. Morgan Securities LLC, 5.440% due 07/29/24, collateralized by $806,868,126 Federal Home Loan Mortgage Corp., obligations, zero coupon to 4.840% due 01/25/38 to 01/25/55, $1,171,532,611 Federal National Mortgage Association obligations, zero coupon to 5.500% due 03/25/33 to 11/25/53 and $2,129,834,372 Government National Mortgage Association obligations, zero coupon to 5.000% due 06/20/43 to 03/16/64; (value—$309,000,000); proceeds: $310,154,667[3]	300,000,000	300,000,000

	Face amount	Value

Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Toronto-Dominion Bank, 5.320% due 05/01/24, collateralized by $476,580,146 Federal Home Loan Mortgage Corp., obligations, 1.500% to 5.845% due 02/15/27 to 10/15/52, $1,101,970,558 Federal National Mortgage Association obligations, 1.000% to 6.500% due 05/25/30 to 09/25/53 and $353,380,522 Government National Mortgage Association obligations, 2.500% to 7.500% due 07/16/32 to 03/20/54; (value—$408,000,000); proceeds: $400,059,111	$400,000,000	$400,000,000
Repurchase agreement dated 04/30/24 with J.P. Morgan Securities LLC, 5.320% due 05/01/24, collateralized by $1,072,455,184 Federal National Mortgage Association obligations, 2.000% to 7.047% due 12/01/34 to 04/01/59; (value—$510,000,000); proceeds: $500,073,889	500,000,000	500,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $2,478,949,800 U.S. Treasury Bills, zero coupon due 06/04/24 to 06/25/24, $199,421,200 U.S. Treasury Inflation Index Note, 0.625% due 01/15/26 and $3,919,423,900 U.S. Treasury Notes, 0.250% to 5.000% due 10/31/25 to 12/31/25; (value—$6,541,260,211); proceeds: $6,413,945,918	6,413,000,000	6,413,000,000
Total repurchase agreements (cost—$8,188,000,000)		8,188,000,000
Total investments (cost—$23,416,880,220 which approximates cost for federal income tax purposes)—100.4%		23,416,880,220

Liabilities in excess of other assets—(0.4)%		(93,409,649)
Net assets—100.0%		$23,323,470,571

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Government Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

U.S. government agency obligations	$—	$1,871,501,197	$—	$1,871,501,197
U.S. Treasury obligations	—	13,357,379,023	—	13,357,379,023
Repurchase agreements	—	8,188,000,000	—	8,188,000,000
Total	$—	$23,416,880,220	$—	$23,416,880,220

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]	Rates shown reflect yield at April 30, 2024.
[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

Treasury Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. Treasury obligations—62.4%
U.S. Treasury Bills
5.174%, due 07/18/24[1]	$379,000,000	$374,914,696
5.185%, due 08/01/24[1]	379,000,000	374,171,751
5.222%, due 07/25/24[1]	375,000,000	370,555,208
5.250%, due 07/05/24[1]	367,000,000	363,656,987
5.286%, due 06/27/24[1]	363,000,000	360,080,272
5.308%, due 08/22/24[1]	191,000,000	187,942,408
5.308%, due 09/12/24[1]	201,000,000	197,184,350
5.312%, due 06/04/24[1]	377,000,000	375,166,314
5.313%, due 09/05/24[1]	204,000,000	200,326,102
5.313%, due 09/26/24[1]	402,000,000	393,563,137
5.329%, due 10/10/24[1]	1,000,000	976,960
5.329%, due 10/10/24[1]	400,000,000	390,784,000
5.334%, due 10/03/24[1]	396,000,000	387,261,875
5.340%, due 06/20/24[1]	371,000,000	368,356,625
5.340%, due 08/29/24[1]	191,000,000	187,733,900
5.340%, due 09/19/24[1]	400,000,000	391,963,000
5.343%, due 05/14/24[1]	379,000,000	378,291,059
5.349%, due 05/21/24[1]	380,000,000	378,905,389
5.349%, due 05/28/24[1]	375,000,000	373,541,719
5.353%, due 05/02/24[1]	379,000,000	378,945,150
5.364%, due 05/07/24[1]	372,000,000	371,677,600
5.364%, due 08/06/24[1]	394,000,000	388,479,622
5.367%, due 10/17/24[1]	405,000,000	395,199,056
5.369%, due 07/11/24[1]	401,000,000	396,867,751
5.370%, due 07/30/24[1]	402,000,000	396,768,975
5.372%, due 10/24/24[1]	378,000,000	368,464,320
5.374%, due 05/16/24[1]	350,000,000	349,237,292
5.374%, due 05/23/24[1]	381,000,000	379,782,282
5.374%, due 06/27/24[1]	402,000,000	398,671,105
5.375%, due 07/05/24[1]	396,000,000	392,260,550
5.375%, due 07/16/24[1]	402,000,000	397,578,447
5.377%, due 10/31/24[1]	397,000,000	386,633,558
5.379%, due 05/09/24[1]	385,000,000	384,552,117
5.380%, due 06/18/24[1]	386,000,000	383,316,013
5.380%, due 06/25/24[1]	382,000,000	378,956,468
5.384%, due 06/06/24[1]	407,000,000	404,867,320
5.389%, due 06/20/24[1]	400,000,000	397,086,111
5.391%, due 07/02/24[1]	390,000,000	386,490,542
5.395%, due 06/13/24[1]	405,000,000	402,460,312
5.395%, due 07/18/24[1]	405,000,000	400,393,125
5.395%, due 08/01/24[1]	397,000,000	391,731,479
5.396%, due 08/13/24[1]	402,000,000	395,926,227
5.400%, due 05/30/24[1]	383,000,000	381,378,687
5.400%, due 07/25/24[1]	378,000,000	373,309,912
5.404%, due 06/06/24[1]	359,000,000	357,136,790
5.404%, due 06/13/24[1]	375,000,000	372,675,312
5.406%, due 08/27/24[1]	386,000,000	379,370,236
5.446%, due 05/23/24[1]	541,000,000	539,270,904
5.457%, due 05/30/24[1]	541,000,000	538,716,379
5.479%, due 05/09/24[1]	363,000,000	362,575,693
5.489%, due 05/16/24[1]	549,000,000	547,794,487
5.543%, due 05/02/24[1]	359,000,000	358,946,948
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363%, due 05/01/24[2]	1,126,000,000	1,125,890,352

	Face amount	Value
U.S. Treasury obligations—(concluded)
3 mo. Treasury money market yield + 0.140%, 5.466%, due 05/01/24[2]	$1,096,000,000	$ 1,095,869,132
3 mo. Treasury money market yield + 0.150%, 5.476%, due 05/01/24[2]	386,000,000	386,000,000
3 mo. Treasury money market yield + 0.200%, 5.526%, due 05/01/24[2]	794,000,000	794,179,047
3 mo. Treasury money market yield + 0.245%, 5.571%, due 05/01/24[2]	1,246,000,000	1,246,542,370
U.S. Treasury Notes
0.625%, due 10/15/24	188,000,000	184,332,805
0.750%, due 11/15/24	94,000,000	91,831,812
1.500%, due 10/31/24	188,000,000	184,773,790
1.500%, due 11/30/24	94,000,000	92,057,983
Total U.S. Treasury obligations (cost—$24,394,373,813)		24,394,373,813

Repurchase agreements—38.7%
Repurchase agreement dated 04/30/24 with Toronto-Dominion Bank, 5.300%, due 05/01/24, collateralized by $106,587,500 U.S. Treasury Notes, 1.125% to 4.500%, due 02/28/25 to 04/30/29; (value—$102,000,029); proceeds: $100,014,722	100,000,000	100,000,000
Repurchase agreement dated 04/30/24 with J.P. Morgan Securities LLC, 5.310%, due 05/01/24, collateralized by $277,194,800 U.S. Treasury Note, 0.750%, due 05/31/26; (value—$255,000,021); proceeds: $250,036,875	250,000,000	250,000,000
Repurchase agreement dated 03/21/24 with Barclays Bank PLC, 5.330%, due 05/02/24, collateralized by $720,921,800 U.S. Treasury Bonds, 2.375% to 3.750%, due 08/15/41 to 05/15/51 and $1,573,296,100 U.S. Treasury Notes, 0.250% to 4.250%, due 09/30/25 to 02/28/31; (value—$2,040,000,022); proceeds: $2,012,436,667	2,000,000,000	2,000,000,000
Repurchase agreement dated 04/30/24 with Barclays Bank PLC, 5.330%, due 05/01/24, collateralized by $3,207,551,565 U.S. Treasury Bond Strips, zero coupon due 08/15/24 to 02/15/52, $417,184,600 U.S. Treasury Bond Principal Strips, zero coupon due 08/15/25 to 05/15/53, $622,782,700 U.S. Treasury Inflation Index Bonds, 0.125% to 3.875%, due 01/15/26 to 02/15/53 and $1,153,448,500 U.S. Treasury Inflation Index Notes, 0.125% to 1.750%, due 10/15/24 to 01/15/34; (value—$4,171,800,075); proceeds: $4,090,605,547	4,090,000,000	4,090,000,000

Treasury Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310%, due 05/01/24, collateralized by $600,694,100 U.S. Treasury Bills, zero coupon due 06/25/24 to 07/05/24, $4,049,406,600 U.S. Treasury Inflation Index Notes, 0.125% to 0.625%, due 07/15/24 to 01/15/26 and $3,176,638,400 U.S. Treasury Notes, 0.375% to 5.500%, due 01/31/26 to 03/31/26; (value—$8,851,560,304); proceeds: $8,679,280,005	$8,678,000,000	$$8,678,000,000
Total repurchase agreements (cost—$15,118,000,000)		15,118,000,000
Total investments (cost—$39,512,373,813 which approximates cost for federal income tax purposes)—101.1%		39,512,373,813

Liabilities in excess of other assets—(1.1)%		(415,343,546)
Net assets—100.0%		$39,097,030,267

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

U.S. Treasury obligations	$—	$24,394,373,813	$—	$24,394,373,813
Repurchase agreements	—	15,118,000,000	—	15,118,000,000
Total	$—	$39,512,373,813	$—	$39,512,373,813

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]	Rates shown reflect yield at April 30, 2024.
[2]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

100% US Treasury Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. Treasury obligations—101.5%
U.S. Treasury Bills
5.303%, due 07/25/24[1]	$500,000	$493,942
5.310%, due 08/22/24[1]	250,000	245,984
5.313%, due 09/26/24[1]	250,000	244,753
5.317%, due 08/08/24[1]	510,000	502,799
5.329%, due 10/10/24[1]	250,000	244,240
5.334%, due 10/03/24[1]	250,000	244,484
5.352%, due 05/14/24[1]	450,000	449,150
5.353%, due 05/28/24[1]	500,000	498,042
5.354%, due 05/21/24[1]	380,000	378,892
5.356%, due 05/21/24[1]	500,000	498,547
5.358%, due 06/04/24[1]	500,000	497,534
5.362%, due 05/14/24[1]	760,000	758,559
5.362%, due 05/21/24[1]	370,000	368,920
5.363%, due 05/23/24[1]	530,000	528,298
5.364%, due 05/09/24[1]	195,000	194,772
5.364%, due 06/11/24[1]	500,000	497,027
5.364%, due 06/18/24[1]	500,000	496,522
5.364%, due 08/06/24[1]	250,000	246,497
5.365%, due 07/02/24[1]	500,000	495,516
5.367%, due 10/17/24[1]	250,000	243,950
5.368%, due 05/16/24[1]	390,000	389,145
5.369%, due 06/25/24[1]	500,000	496,015
5.369%, due 07/11/24[1]	250,000	247,424
5.370%, due 07/30/24[1]	250,000	246,747
5.371%, due 05/09/24[1]	510,000	509,404
5.371%, due 05/28/24[1]	1,000,000	996,051
5.372%, due 10/24/24[1]	250,000	243,693
5.373%, due 07/09/24[1]	500,000	495,007
5.374%, due 05/02/24[1]	500,000	499,927
5.374%, due 05/02/24[1]	750,000	749,890
5.374%, due 05/07/24[1]	750,000	749,342
5.374%, due 05/09/24[1]	500,000	499,416
5.374%, due 06/27/24[1]	250,000	247,930
5.375%, due 06/20/24[1]	250,000	248,183
5.375%, due 07/05/24[1]	250,000	247,639
5.376%, due 05/16/24[1]	820,000	818,200
5.377%, due 06/04/24[1]	780,000	776,120
5.377%, due 10/31/24[1]	250,000	243,472
5.378%, due 06/06/24[1]	780,000	775,885
5.379%, due 05/07/24[1]	500,000	499,561
5.380%, due 05/30/24[1]	1,230,000	1,224,771
5.387%, due 05/23/24[1]	770,000	767,516
5.387%, due 06/06/24[1]	750,000	746,040
5.395%, due 07/18/24[1]	250,000	247,156
5.395%, due 08/01/24[1]	250,000	246,682
5.396%, due 08/13/24[1]	250,000	246,223
5.400%, due 07/25/24[1]	250,000	246,898
5.406%, due 08/27/24[1]	250,000	245,706

	Face amount	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363%, due 05/01/24[2]	$740,000	$740,025
3 mo. Treasury money market yield + 0.140%, 5.466%, due 05/01/24[2]	740,000	740,359
3 mo. Treasury money market yield + 0.150%, 5.476%, due 05/01/24[2]	250,000	250,000
3 mo. Treasury money market yield + 0.200%, 5.526%, due 05/01/24[2]	740,000	740,750
3 mo. Treasury money market yield + 0.245%, 5.571%, due 05/01/24[2]	928,000	928,940
Total U.S. Treasury obligations (cost—$25,478,545)		25,478,545
Total investments (cost—$25,478,545 which approximates cost for federal income tax purposes)—101.5%		25,478,545

Liabilities in excess of other assets—(1.5)%		(379,533)
Net assets—100.0%		$25,099,012

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

100% US Treasury Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

U.S. Treasury obligations	$—	$25,478,545	$—	$25,478,545
Total	$—	$25,478,545	$—	$25,478,545

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]	Rates shown reflect yield at April 30, 2024.
[2]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

See accompanying notes to financial statements.

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Certificates of deposit—13.6%
Banking-non-U.S.—12.3%
Bank of Nova Scotia Secured Overnight Financing Rate + 0.350%, 5.670%, due 05/01/24[1]	$75,000,000	$75,000,000
Canadian Imperial Bank of Commerce
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	72,000,000	72,000,000
5.830%, due 05/13/24	63,000,000	63,000,000
Mitsubishi UFJ Trust & Banking Corp. Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	51,000,000	51,000,000
Mizuho Bank Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	67,000,000	67,000,000
5.800%, due 05/03/24	84,000,000	84,000,000
MUFG Bank Ltd.
5.400%, due 08/21/24	70,000,000	70,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	65,000,000	65,000,000
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	67,000,000	67,000,000
Nordea Bank Abp
5.245%, due 08/01/24	35,000,000	35,000,000
5.900%, due 07/15/24	58,000,000	58,000,000
Oversea-Chinese Banking Corp. Ltd.
Secured Overnight Financing Rate + 0.110%, 5.430%, due 05/01/24[1]	54,000,000	54,000,000
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	25,000,000	25,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	54,000,000	54,000,000
Secured Overnight Financing Rate + 0.220%, 5.540%, due 05/01/24[1]	72,000,000	72,000,000
Royal Bank of Canada
5.730%, due 05/09/24	60,000,000	60,000,000
Secured Overnight Financing Rate + 0.630%, 5.950%, due 05/01/24[1]	49,000,000	49,000,000
Skandinaviska Enskilda Banken AB
5.230%, due 08/30/24	69,000,000	69,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	31,000,000	31,000,000
Sumitomo Mitsui Banking Corp.
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	70,000,000	70,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	44,000,000	44,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1]	66,000,000	66,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1]	72,000,000	72,000,000
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	64,000,000	64,000,000
5.800%, due 05/03/24	60,000,000	60,000,000
Sumitomo Mitsui Trust Bank Ltd.
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	73,000,000	73,000,000

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-U.S.—(concluded)
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	$67,000,000	$67,000,000

		1,637,000,000

Banking-U.S.—1.3%
Cooperatieve Rabobank UA 5.900%, due 07/03/24	57,000,000	57,000,000
KBC Bank NV
5.310%, due 05/07/24	60,000,000	60,000,000
5.330%, due 05/06/24	60,000,000	60,000,000

		177,000,000
Total Certificates of deposit (cost—$1,814,000,000)		1,814,000,000

Commercial paper—40.6%
Asset-backed-miscellaneous—16.3%
Antalis SA
5.400%, due 07/02/24[2]	36,000,000	35,665,200
5.410%, due 05/02/24[2]	18,000,000	17,997,295
5.410%, due 05/06/24[2]	24,000,000	23,981,967
5.410%, due 05/07/24[2]	19,000,000	18,982,868
5.430%, due 07/09/24[2]	43,000,000	42,552,478
5.430%, due 07/11/24[2]	30,000,000	29,678,725
Atlantic Asset Securitization LLC
5.340%, due 05/28/24[2]	37,000,000	36,851,815
5.350%, due 06/14/24[2]	33,000,000	32,784,217
5.440%, due 06/12/24[2]	33,000,000	32,790,560
5.550%, due 05/01/24[1,2]	75,000,000	75,000,000
Barton Capital SA
5.210%, due 07/29/24[2]	20,000,000	19,742,394
5.320%, due 05/03/24[2]	20,000,000	19,994,089
5.340%, due 05/13/24[2]	20,000,000	19,964,400
5.380%, due 06/14/24[2]	33,000,000	32,783,007
5.380%, due 07/16/24[2]	20,000,000	19,772,844
Cabot Trail Funding Llc 5.310%, due 05/01/24[2]	100,000,000	100,000,000
Cabot Trail Funding LLC
5.210%, due 08/01/24[2]	74,000,000	73,014,731
5.290%, due 06/27/24[2]	23,000,000	22,807,356
5.330%, due 06/20/24[2]	45,000,000	44,666,875
5.330%, due 08/08/24[2]	10,000,000	9,853,425
Cancara Asset Securitisation LLC 5.340%, due 05/14/24	20,000,000	19,961,433
Fairway Finance Co. LLC
5.450%, due 05/30/24[2]	26,000,000	25,885,853
5.450%, due 06/04/24[2]	27,000,000	26,861,025
5.450%, due 06/10/24[2]	16,000,000	15,903,111
Gotham Funding Corp. 5.360%, due 07/08/24[2]	16,000,000	15,838,009
Liberty Street Funding LLC
5.265%, due 09/05/24[2]	27,864,000	27,346,461
5.605%, due 05/08/24[2]	24,000,000	23,973,843
LMA-Americas LLC
5.340%, due 07/17/24[2]	10,000,000	9,885,783
5.340%, due 07/18/24[2]	20,000,000	19,768,600
5.380%, due 10/08/24[2]	50,000,000	48,804,445

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Commercial paper—(continued)
Asset-backed-miscellaneous—(concluded)
5.450%, due 06/06/24[2]	$20,000,000	$19,891,000
5.450%, due 06/13/24[2]	17,000,000	16,889,335
5.460%, due 06/10/24[2]	41,000,000	40,751,267
5.470%, due 05/10/24[2]	21,275,000	21,245,906
5.480%, due 05/02/24[2]	43,000,000	42,993,454
5.480%, due 05/03/24[2]	44,000,000	43,986,604
5.530%, due 05/28/24[2]	19,000,000	18,921,198
Nieuw Amsterdam Receivables Corp. BV
5.190%, due 07/25/24[2]	12,000,000	11,852,950
5.210%, due 07/25/24[2]	52,000,000	51,360,328
5.230%, due 08/22/24[2]	67,000,000	65,900,102
Old Line Funding LLC
5.440%, due 06/13/24	19,000,000	18,876,542
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1,2]	50,000,000	50,000,000
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1,2]	55,000,000	55,000,000
Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1,2]	28,000,000	28,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	27,000,000	27,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	18,000,000	18,000,000
5.570%, due 05/01/24[1]	37,000,000	37,000,000
Sheffield Receivables Co. LLC
5.260%, due 08/21/24[2]	72,000,000	70,821,760
5.330%, due 05/06/24[2]	70,000,000	69,948,181
5.330%, due 06/03/24[2]	37,000,000	36,819,224
5.330%, due 06/04/24[2]	35,000,000	34,823,814
5.360%, due 07/09/24[2]	15,000,000	14,845,900
Starbird Funding Corp. 5.310%, due 05/01/24[2]	25,000,000	25,000,000
Thunder Bay Funding LLC
5.360%, due 06/18/24	19,000,000	18,864,213
5.450%, due 06/12/24	36,000,000	35,771,100
Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1,2]	17,000,000	17,000,000
5.570%, due 05/01/24[1]	55,000,000	55,000,000
Versailles Commercial Paper LLC
Secured Overnight Financing Rate + 0.120%, 5.440%, due 05/01/24[1,2]	72,000,000	72,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1,2]	54,000,000	54,000,000
Victory Receivables Corp.
5.330%, due 05/02/24[2]	49,000,000	48,992,745
5.350%, due 05/21/24[2]	46,000,000	45,863,278
5.400%, due 07/16/24[2]	35,000,000	34,601,000
5.400%, due 07/18/24[2]	35,000,000	34,590,500

		2,179,723,210

Banking-non-U.S.—22.9%
ANZ New Zealand International Ltd.
5.160%, due 07/29/24[2]	35,000,000	34,553,517
5.500%, due 08/20/24[2]	43,000,000	42,270,792

	Face amount	Value
Commercial paper—(continued)
Banking-non-U.S.—(continued)
Australia & New Zealand Banking Group Ltd.
5.230%, due 07/15/24[2]	$19,000,000	$18,792,979
5.530%, due 08/09/24[2]	57,000,000	56,124,417
5.620%, due 05/10/24[2]	57,000,000	56,919,915
Bank of Montreal 5.450%, due 06/11/24	39,000,000	38,757,929
5.570%, due 05/16/24	60,000,000	59,860,750
Bank of Nova Scotia Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1,2]	72,000,000	72,000,000
Barclays Bank PLC 5.340%, due 05/10/24[2]	30,000,000	29,959,950
5.350%, due 05/24/24[2]	20,000,000	19,931,639
Canadian Imperial Bank of Commerce 5.430%, due 06/05/24[2]	62,000,000	61,672,692
Commonwealth Bank of Australia Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1,2]	72,000,000	72,000,000
Cooperatieve Rabobank UA
5.100%, due 08/01/24	34,000,000	33,556,867
5.540%, due 05/07/24	33,000,000	32,969,530
DBS Bank Ltd.
5.310%, due 05/29/24[2]	33,000,000	32,863,710
5.500%, due 05/28/24[2]	58,000,000	57,760,750
DZ Bank AG Deutsche Zentral-Genossenschaftsbank 5.300%, due 05/01/24[2]	445,000,000	445,000,000
Erste Finance Delaware LLC
5.330%, due 05/01/24[2]	100,000,000	100,000,000
5.330%, due 05/07/24[2]	100,000,000	99,911,167
Federation des Caisses Desjardins du Quebec
5.340%, due 05/13/24[2]	20,000,000	19,964,400
5.350%, due 07/03/24[2]	20,000,000	19,812,750
Mizuho Bank Ltd.
5.435%, due 06/05/24[2]	64,000,000	63,661,822
5.450%, due 05/28/24[2]	27,000,000	26,889,637
5.550%, due 05/07/24[2]	30,000,000	29,972,250
National Australia Bank Ltd.
5.100%, due 08/06/24[2]	23,000,000	22,683,942
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1,2]	67,000,000	67,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1,2]	72,000,000	72,000,000
Secured Overnight Financing Rate + 0.280%, 5.600%, due 05/01/24[1,2]	71,000,000	71,000,000
5.630%, due 05/06/24[2]	28,000,000	27,978,105
Nordea Bank Abp Secured Overnight Financing Rate + 0.150%, 5.470%, due 05/01/24[1,2]	71,000,000	71,000,000
Oversea-Chinese Banking Corp. Ltd. 5.320%, due 07/01/24[2]	58,000,000	57,477,162
Podium Funding Trust
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	36,000,000	36,000,000
5.570%, due 05/01/24[1]	70,000,000	70,000,000
5.610%, due 05/07/24	33,000,000	32,969,145

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Commercial paper—(continued)
Banking-non-U.S.—(concluded)
Skandinaviska Enskilda Banken AB
5.570%, due 06/17/24[2]	$48,000,000	$47,650,947
5.630%, due 05/02/24[2]	59,000,000	58,990,773
Sumitomo Mitsui Trust Bank Ltd.
5.110%, due 08/01/24[2]	69,000,000	68,098,937
5.260%, due 06/03/24[2]	65,000,000	64,686,592
5.370%, due 07/03/24[2]	37,000,000	36,652,292
5.420%, due 05/06/24[2]	36,000,000	35,972,900
5.650%, due 05/03/24[2]	36,000,000	35,988,700
Svenska Handelsbanken AB
5.160%, due 07/30/24[2]	46,000,000	45,406,600
5.200%, due 01/03/25[2]	74,000,000	71,359,844
5.460%, due 08/06/24[2]	49,310,000	48,584,568
Secured Overnight Financing Rate + 0.370%, 5.690%, due 05/01/24[1,2]	52,000,000	52,000,000
Swedbank AB Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1]	67,000,000	67,000,000
5.550%, due 05/01/24[1]	74,000,000	74,000,000
5.560%, due 05/01/24[1]	64,000,000	64,000,000
5.585%, due 05/14/24	61,000,000	60,876,975
Toronto-Dominion Bank 5.450%, due 08/14/24[2]	61,000,000	60,030,354
United Overseas Bank Ltd. 5.390%, due 07/17/24[2]	72,000,000	71,169,940
Westpac Banking Corp. 5.470%, due 08/05/24[2]	16,000,000	15,766,613
Westpac Securities NZ Ltd. 5.630%, due 05/06/24[2]	23,000,000	22,982,015

		3,054,533,867

Banking-U.S.—1.4%
Collateralized Commercial Paper FLEX Co. LLC Secured Overnight Financing Rate + 0.250%, 5.570%, due 05/01/24[1,2]	50,000,000	50,000,000
Collateralized Commercial Paper V Co. LLC Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	50,000,000	50,000,000
Cooperatieve Rabobank UA
5.475%, due 06/06/24	30,000,000	29,835,750
5.500%, due 06/13/24	36,000,000	35,763,500
5.510%, due 05/10/24	18,000,000	17,975,205

		183,574,455
Total commercial paper (cost—$5,417,831,532)		5,417,831,532

Time deposits: 5.6%
Banking-non-U.S.—5.6%
ABN AMRO Bank NV 5.310%, due 05/01/24	400,000,000	400,000,000
Credit Agricole Corporate & Investment Bank SA 5.300%, due 05/01/24	121,000,000	121,000,000

	Face amount	Value

Time deposits—(concluded)
Banking-non-U.S.—(concluded)
Mizuho Bank Ltd. 5.320%, due 05/01/24	$225,000,000	$225,000,000
Total time deposits (cost—$746,000,000)		746,000,000

Repurchase agreements—39.3%
Repurchase agreement dated 04/01/24 with BofA Securities Inc, 5.970% due 08/05/24, collateralized by $27,327,955 various asset-backed convertible bonds, 0.250% to 11.250% due 05/15/24 to 12/31/99; (value—$26,485,196); proceeds: $25,120,229[3]	25,000,000	25,000,000
Repurchase agreement dated 01/25/23 with J.P. Morgan Securities LLC, 5.690% due 7/29/24, collateralized by $49,278,893 various asset-backed convertible bonds, zero coupon to 6.250% due 06/01/24 to 06/01/55; (value—$42,000,000); proceeds: $42,914,544[3]	40,000,000	40,000,000
Repurchase agreement dated 04/30/24 with BNP Paribas SA, 5.450% due 05/01/24, collateralized by $56,142,000 various asset-backed convertible bonds, 3.150% to 9.375% due 06/05/24 to 12/31/99; (value—$54,000,199); proceeds: $50,007,569	50,000,000	50,000,000
Repurchase agreement dated 04/01/24 with BofA Securities Inc, 5.970% due 08/05/24, collateralized by $69,641,000 various asset-backed convertible bonds, zero coupon to 8.250% due 08/12/24 to 09/01/54; (value—$68,754,995); proceeds: $65,312,596[3]	65,000,000	65,000,000
Repurchase agreement dated 04/30/24 with BNP Paribas SA, 5.410% due 05/01/24, collateralized by $657,526,995 various asset-backed convertible bonds, zero coupon to 11.330% due 02/25/27 to 12/15/86; (value—$132,544,095); proceeds: $125,018,785	125,000,000	125,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $1,441,452,300 U.S. Treasury Bills, zero coupon due 07/16/24 to 07/25/24, and $119,277,600 U.S. Treasury Inflation Index Notes, 0.125% due 07/15/24; (value—$1,581,000,248); proceeds: $1,550,228,625	1,550,000,000	1,550,000,000

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Barclays Bank PLC, 5.330% due 05/01/24, collateralized by $180,811,900 U.S. Treasury Inflation Index Bonds, 2.375% due 01/15/25 and $2,745,035,700 U.S. Treasury Inflation Index Notes, 0.125% to 1.250% due 07/15/24 to 07/15/32; (value—$3,468,000,055); proceeds: $3,400,503,389	$3,400,000,000	$3,400,000,000
Total repurchase agreements (cost—$5,255,000,000)		5,255,000,000
Total investments (cost—$13,232,831,532 which approximates cost for federal income tax purposes)—99.1%		13,232,831,532

Other assets in excess of liabilities—0.9%		124,119,419
Net assets—100.0%		$13,356,950,951

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

Certificates of deposit	$—	$1,814,000,000	$—	$1,814,000,000
Commercial paper	—	5,417,831,532	—	5,417,831,532
Time deposits	—	746,000,000	—	746,000,000
Repurchase agreements	—	5,255,000,000	—	5,255,000,000
Total	$—	$13,232,831,532	$—	$13,232,831,532

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $4,528,792,593, represented 33.9% of the Master Fund’s net assets at period end.

[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—94.9%
Alabama—0.1%
Mobile County Industrial Development Authority, Exxon Capital Venture, Inc., Revenue Bonds, 3.800%, VRD	$1,160,000	$1,160,000

Alaska—1.9%
City of Valdez, Exxon Mobil Corp., Refunding, Revenue Bonds,
Series B, 3.900%, VRD	13,350,000	13,350,000
Series C, 3.900%, VRD	9,080,000	9,080,000

		22,430,000

Arizona—0.5%
Industrial Development Authority of the City of Phoenix, Mayo Clinic, Revenue Bonds, Series B-REM, 3.850%, VRD	5,800,000	5,800,000

California—3.8%
California Statewide Communities Development Authority, Rady Children’s Hospital Obligated Group, Revenue Bonds, Series B, 3.600%, VRD	25,320,000	25,320,000
Los Angeles Department of Water & Power Power System Revenue, Refunding, Revenue Bonds, Subseries A-3-REMK, 3.650%, VRD	14,550,000	14,550,000
State of California, GO Bonds, Series A3, 3.600%, VRD	4,500,000	4,500,000

		44,370,000

District of Columbia—1.4%
District of Columbia Water & Sewer Authority, Subordinate Lien, Revenue Bonds, Subseries B-2, 3.810%, VRD	11,000,000	11,000,000
Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds, Subseries D-2, 3.750%, VRD	4,600,000	4,600,000

		15,600,000

Florida—0.9%
Florida Keys Aqueduct Authority, Refunding, Revenue Bonds, 3.800%, VRD	5,645,000	5,645,000
Hillsborough County Industrial Development Authority, BayCare Obligated Group, Refunding, Revenue Bonds, Series B, 3.750%, VRD	4,955,000	4,955,000

		10,600,000

	Face amount	Value
Municipal bonds—(continued)
Illinois—8.8%
Illinois Development Finance Authority, Francis W. Parker School Project, Revenue Bonds, 3.750%, VRD	$9,700,000	$9,700,000
Illinois Finance Authority, Hospital Sisters Services Obligated Group, Refunding, Revenue Bonds, Series G, 3.780%, VRD	7,600,000	7,600,000
Illinois Finance Authority, Refunding, Revenue Bonds, Series C, 3.650%, VRD	8,650,000	8,650,000
Illinois Finance Authority, Steppenwolf Theatre Co., Revenue Bonds,
3.830%, VRD	6,410,000	6,410,000
3.830%, VRD	6,550,000	6,550,000
Illinois Finance Authority, The University of Chicago Medical Center, Revenue Bonds, Series E-2-REMK, 3.770%, VRD	900,000	900,000
Illinois Finance Authority, University of Chicago Medical Center Obligated Group, Revenue Bonds, Series E-1-REMK, 3.770%, VRD	16,250,000	16,250,000
Illinois Finance Authority, University of Chicago, Refunding, Revenue Bonds, Series C, 3.700%, VRD	30,610,000	30,610,000
Illinois Finance Authority, University of Chicago, Revenue Bonds, Series B, 3.700%, VRD	11,205,000	11,205,000
Village of Brookfield IL, Brookfield Zoo Project, Revenue Bonds, 3.750%, VRD	3,630,000	3,630,000

		101,505,000

Indiana—9.1%
Indiana Finance Authority, Ascension Health, Revenue Bonds, Series E4, 3.750%, VRD	17,440,000	17,440,000
Indiana Finance Authority, Duke Energy Indiana Project, Refunding, Revenue Bonds, Series A-5, 3.800%, VRD	47,515,000	47,515,000
Indiana Finance Authority, Trinity Health, Refunding, Revenue Bonds, Series D-1, 3.750%, VRD	39,450,000	39,450,000

		104,405,000

Maryland—2.0%
County of Montgomery, GO Bonds, Series E, 3.650%, VRD	14,350,000	14,350,000

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—(continued)
Maryland—(concluded)
Maryland Economic Development Corp., Howard Hughes Medical Institute, Revenue Bonds, Series A, 3.680%, VRD	$5,900,000	$5,900,000
Montgomery County Housing Opportunities Commission, Housing Development, Revenue Bonds, Series A, 3.780%, VRD	2,835,000	2,835,000

		23,085,000

Massachusetts—0.6%
Massachusetts Health & Educational Facilities Authority, Baystate Medical Obligated Group, Revenue Bonds, Series J-2-R, 3.750%, VRD	7,350,000	7,350,000

Michigan—0.5%
Green Lake Township Economic Development Corp., Interlochen Center Project, Refunding, Revenue Bonds, 3.700%, VRD	6,000,000	6,000,000

Minnesota—0.6%
City of Minneapolis MN, Fairview Health Services Obligated Group, Refunding, Revenue Bonds, Series B, 3.800%, VRD	1,700,000	1,700,000
Midwest Consortium of Municipal Utilities, Draw Down-Association Financing Program, Revenue Bonds, Series B, 3.700%, VRD	5,320,000	5,320,000

		7,020,000

Mississippi—4.8%
Mississippi Business Finance Corp., Chevron USA, Inc. Project, Revenue Bonds,
Series A, 3.950%, VRD	4,750,000	4,750,000
Series B, 3.950%, VRD	15,110,000	15,110,000
Series B, 3.950%, VRD	2,800,000	2,800,000
Series E, 3.950%, VRD	3,200,000	3,200,000
Series F, 3.950%, VRD	1,100,000	1,100,000
Series I, 3.950%, VRD	14,350,000	14,350,000
Mississippi Business Finance Corp., Chevron USA, Inc., Revenue Bonds,
Series C, 3.950%, VRD	5,125,000	5,125,000

	Face amount	Value
Municipal bonds—(continued)
Mississippi—(concluded)
Series E, 3.950%, VRD	$3,440,000	$3,440,000
Series G, 3.950%, VRD	5,000,000	5,000,000

		54,875,000

Missouri—2.8%
Health & Educational Facilities Authority of the State of Missouri, Ascension Health, Revenue Bonds, Series C-3-RMKT, 3.700%, VRD	10,000,000	10,000,000
Health & Educational Facilities Authority of the State of Missouri, BJC Healthcare System, Revenue Bonds, Series D, 3.750%, VRD	9,615,000	9,615,000
Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds,
Series B-1, 3.650%, VRD	3,500,000	3,500,000
Series B-2-REMK, 3.950%, VRD	1,725,000	1,725,000
Health & Educational Facilities Authority of the State of Missouri, Washington University, Revenue Bonds,
Series B, 3.650%, VRD	2,700,000	2,700,000
Series C-REMK, 3.700%, VRD	5,000,000	5,000,000

		32,540,000

Nebraska—1.2%
Douglas County Hospital Authority No. 2, Children’s Hospital Obligated Group, Refunding, Revenue Bonds, Series A, 3.800%, VRD	13,810,000	13,810,000

Nevada—0.9%
County of Clark Department of Aviation, Subordinate Lien, Revenue Bonds, Series D-2A-RMKT, 3.800%, VRD	10,325,000	10,325,000

New York—16.8%
City of New York, GO Bonds, Subseries D-4, 3.750%, VRD	22,550,000	22,550,000
Dutchess County Industrial Development Agency, Marist College Civic Facility, Revenue Bonds, Series A, 3.700%, VRD	4,305,000	4,305,000

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
Metropolitan Transportation Authority, Refunding, Revenue Bonds,
Series A-1-REMK, 3.750%, VRD	$9,260,000	$9,260,000
Subseries 2012G-1-REMK, 3.850%, VRD	19,570,000	19,570,000
New York City Housing Development Corp., Royal Properties, Revenue Bonds, Series A-RMKT, 3.580%, VRD	11,800,000	11,800,000
New York City Municipal Water Finance Authority, Revenue Bonds,
Series 2008-BB-1-R, 3.770%, VRD	13,845,000	13,845,000
Series 2008-BB-5, 3.850%, VRD	37,510,000	37,510,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds,
Series A-4, 3.850%, VRD	36,725,000	36,725,000
Series C-6, 3.750%, VRD	17,500,000	17,500,000
New York State Dormitory Authority, Rockefeller University, Revenue Bonds,
Series A, 3.770%, VRD	9,745,000	9,745,000
Series A2, 3.770%, VRD	3,000,000	3,000,000
New York State Energy Research & Development Authority, Consolidated Edison, Revenue Bonds, Subseries A-1, 3.750%, VRD	3,000,000	3,000,000
Triborough Bridge & Tunnel Authority, Refunding, Revenue Bonds, Series 2005B-4C-REMK, 3.750%, VRD	5,000,000	5,000,000

		193,810,000

North Carolina—1.1%
Charlotte-Mecklenburg Hospital Authority, Atrium Health Obligated Group, Revenue Bonds, Series E-REMK, 3.750%, VRD	12,385,000	12,385,000

Ohio—4.9%
Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group, Revenue Bonds,
Series A-R, 3.750%, VRD	9,500,000	9,500,000
Series B-R, 3.750%, VRD	2,940,000	2,940,000
Series C-R, 3.750%, VRD	4,985,000	4,985,000

	Face amount	Value
Municipal bonds—(continued)
Ohio—(concluded)
County of Montgomery OH, Premier Health Partners Obligated Group, Refunding, Revenue Bonds, Series C, 3.850%, VRD	$4,350,000	$4,350,000
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group, Revenue Bonds, Series B1, 3.750%, VRD	26,875,000	26,875,000
State of Ohio, Cleveland Clinic Health System, Revenue Bonds, Series F, 3.700%, VRD	5,725,000	5,725,000
State of Ohio, GO Bonds, Series B, 3.700%, VRD	1,745,000	1,745,000

		56,120,000

Oregon—0.5%
State of Oregon, Veterans, GO Bonds, Series 9, 3.800%, VRD	6,035,000	6,035,000

Pennsylvania—12.2%
Allegheny County Higher Education Building Authority, Carnegie Mellon University, Refunding, Revenue Bonds, Series C, 3.650%, VRD	22,950,000	22,950,000
Allegheny County Industrial Development Authority, Education Center Watson, Revenue Bonds, 3.780%, VRD	9,600,000	9,600,000
Allegheny County Industrial Development Authority, Watson Institute Friendship, Revenue Bonds, 3.830%, VRD	14,045,000	14,045,000
City of Philadelphia PA, Refunding, GO Bonds, Series B-REMK, 3.730%, VRD	32,845,000	32,845,000
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B-REMK, 3.780%, VRD	19,585,000	19,585,000
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds, 3.800%, VRD	6,000,000	6,000,000
Pennsylvania Turnpike Commission, Revenue Bonds, Series A, 3.730%, VRD	29,700,000	29,700,000
Philadelphia Authority for Industrial Development, Refunding, Revenue Bonds, Series B-2-RMKT, 3.780%, VRD	5,715,000	5,715,000

		140,440,000

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—(continued)
Rhode Island—0.0%†
Rhode Island Health and Educational Building Corp., New England Institute Technology, Refunding, Revenue Bonds, 3.930%, VRD	$540,000	$540,000

Tennessee—0.4%
Greeneville Health & Educational Facilities Board, Ballad Health, Revenue Bonds, Series B, 3.700%, VRD	4,150,000	4,150,000

Texas—14.6%
Board of Regents of the University of Texas System, Refunding, Revenue Bonds, Series B, 3.750%, VRD	2,295,000	2,295,000
Board of Regents of the University of Texas System, Revenue Bonds,
Series B, 3.770%, VRD	13,395,000	13,395,000
Series B, 3.770%, VRD	5,000,000	5,000,000
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital Obligated Group, Refunding, Revenue Bonds, Series B, 3.750%, VRD	36,855,000	36,855,000
Harris County Health Facilities Development Corp., Houston Methodist Hospital Obligated Group, Refunding, Revenue Bonds, Series A-2, 3.750%, VRD	2,500,000	2,500,000
Harris County Hospital District, Senior lien, Refunding, Revenue Bonds, 3.800%, VRD	7,420,000	7,420,000
Lower Neches Valley Authority Industrial Development Corp., Exxon Capital Ventures, Inc., Refunding, Revenue Bonds, 3.840%, VRD	5,000,000	5,000,000
Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project, Refunding, Revenue Bonds, Series A, 3.820%, VRD	10,300,000	10,300,000
Permanent University Fund — University of Texas System, Revenue Bonds,
Series A, 3.700%, VRD	2,815,000	2,815,000
Series A, 3.750%, VRD	18,800,000	18,800,000
State of Texas, Veterans Housing Assistance Program II, GO Bonds, Series B-R, 3.540%, VRD	46,500,000	46,500,000
State of Texas, Veterans, GO Bonds,
3.950%, VRD	30,000	30,000
Series C-REM, 3.900%, VRD	8,570,000	8,570,000

	Face amount	Value
Municipal bonds—(concluded)
Texas—(concluded)
Texas Transportation Commission State Highway Fund, Revenue Bonds, Series B REMK 3, 3.790%, VRD	$8,500,000	$8,500,000

		167,980,000

Utah—1.1%
City of Murray UT, IHC Health Services Inc., Revenue Bonds, Series D, 3.800%, VRD	12,595,000	12,595,000

Virginia—2.2%
Loudoun County Economic Development Authority, Howard Hughes Medical Institute, Revenue Bonds,
Series A, 3.680%, VRD	16,345,000	16,345,000
Series F, 3.800%, VRD	6,965,000	6,965,000
Virginia Small Business Financing Authority, Carilion Clinic Obligated Group, Revenue Bonds, Series B, 3.850%, VRD	2,350,000	2,350,000

		25,660,000

Washington—0.8%
Port of Tacoma WA, Subordinate Lien, Revenue Bonds, Series B-REMK 9, 3.750%, VRD	9,400,000	9,400,000

West Virginia—0.1%
West Virginia Hospital Finance Authority, University Health System, Refunding, Revenue Bonds, Series D, 3.780%, VRD	765,000	765,000

Wisconsin—0.3%
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Revenue Bonds, Series A, 3.850%, VRD	3,150,000	3,150,000
Total municipal bonds (cost—$1,093,905,000)		1,093,905,000

Tax-exempt commercial paper—4.6%
Minnesota—1.7%
City of Rochester, 3.500%, due 05/07/24	20,000,000	20,000,000

New York—0.6%
New York Power Authority, 3.700%, due 05/09/24	7,000,000	7,000,000

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Tax-exempt commercial paper—(concluded)
Texas: 2.3%
Board of Regents of the University of Texas System, 3.520%, due 06/24/24	$10,000,000	$10,000,000
City of Garland, 3.820%, due 05/16/24	16,000,000	16,000,000

		26,000,000
Total tax-exempt commercial paper (cost—$53,000,000)		53,000,000
Total investments (cost—$1,146,905,000 which approximates cost for federal income tax purposes)—99.5%		1,146,905,000

Other assets in excess of liabilities—0.5%		5,194,696
Net assets—100.0%		$1,152,099,696

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$1,093,905,000	$—	$1,093,905,000
Tax-exempt commercial paper	—	53,000,000	—	53,000,000
Total	$—	$1,146,905,000	$—	$1,146,905,000

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†	Amount represents less than 0.05% or (0.05)%.

See accompanying notes to financial statements.

Glossary of terms used in the Portfolio of investments

Portfolio acronyms:

GO	General Obligation

VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of April 30, 2024 and reset periodically.

See accompanying notes to financial statements.

Master Trust

Statement of assets and liabilities

April 30, 2024

	Prime Master Fund	Government Master Fund	Treasury Master Fund	100% US Treasury Master Fund	Prime CNAV Master Fund	Tax-Free Master Fund
Assets:
Investments, at cost
Investments	$9,610,122,078	$15,228,880,220	$24,394,373,813	$25,478,545	$7,977,831,532	$1,146,905,000
Repurchase agreements	11,372,200,000	8,188,000,000	15,118,000,000	—	5,255,000,000	—

Investments, at value
Investment	9,609,387,879	15,228,880,220	24,394,373,813	25,478,545	7,977,831,532	1,146,905,000
Repurchase agreements	11,372,200,000	8,188,000,000	15,118,000,000	—	5,255,000,000	—
Cash	99,937,610	350,137,338	350,322,921	91,554	100,285,732	1,757,499
Receivable for interest	27,021,948	19,083,948	15,759,076	518	24,945,903	3,510,368
Receivable from affiliate	—	—	—	31,197	—	—
Deferred offering costs	—	—	—	39,155	—	—
Total assets	21,108,547,437	23,786,101,506	39,878,455,810	25,640,969	13,358,063,167	1,152,172,867

Liabilities:
Payable for investments purchased	—	460,745,047	778,365,037	490,154	—	—
Payable to affiliate	1,670,807	1,885,888	3,060,506	—	1,112,216	73,171
Payable to custodian	—	—	—	4,305	—	—
Accrued expenses and other liabilities	—	—	—	47,498	—	—
Total liabilities	1,670,807	462,630,935	781,425,543	541,957	1,112,216	73,171
Net assets, at value	$21,106,876,630	$23,323,470,571	$39,097,030,267	$25,099,012	$13,356,950,951	$1,152,099,696

See accompanying notes to financial statements.

Master Trust

Statement of operations

For the year ended April 30, 2024

	Prime Master Fund	Government Master Fund	Treasury Master Fund	100% US Treasury Master Fund[1]	Prime CNAV Master Fund	Tax-Free Master Fund
Investment income:
Interest	$949,556,614	$1,069,906,354	$1,970,166,691	$178,456	$657,980,295	$34,606,396
Expenses:
Investment advisory and administration fees	17,132,464	19,897,456	36,593,844	2,207	11,874,047	1,002,487
Custody and fund accounting fees	—	—	—	4,305	—	—
Trustees’ fees	88,071	94,008	156,487	2,757	63,668	23,606
Professional services fees	—	—	—	39,662	—	—
Printing and shareholder report fees	—	—	—	2,836	—	—
Offering cost	—	—	—	215	—	—
Other expenses	—	—	—	5,519	—	—
Total expenses	17,220,535	19,991,464	36,750,331	57,501	11,937,715	1,026,093
Less: Fee waivers and/or Trustees’ fees reimbursement by administrator	—	—	—	(54,171)	—	—
Net expenses	17,220,535	19,991,464	36,750,331	3,330	11,937,715	1,026,093
Net investment income (loss)	932,336,079	1,049,914,890	1,933,416,360	175,126	646,042,580	33,580,303
Net realized gain (loss)	—	—	—	—	428	—
Net change in unrealized appreciation (depreciation)	158,701	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$932,494,780	$1,049,914,890	$1,933,416,360	$175,126	$646,043,008	$33,580,303

[1]	For the period from March 13, 2024 (commencement of operations) to April 30, 2024.

See accompanying notes to financial statements.

Master Trust

Statement of changes in net assets

	Prime Master Fund
	For the years ended April 30,
	2024		2023
From operations:

Net investment income (loss)	$ 932,336,079		$ 315,742,921
Net realized gain (loss)	—		(56,133)
Net change in unrealized appreciation (depreciation)	158,701		926,524
Net increase (decrease) in net assets resulting from operations	932,494,780		316,613,312
Net increase (decrease) in net assets from beneficial interest transactions	7,929,156,627	[1]	6,991,752,924
Net increase (decrease) in net assets	8,861,651,407		7,308,366,236
Net assets:

Beginning of year	12,245,225,223		4,936,858,987
End of year	$21,106,876,630		$12,245,225,223

	Government Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 1,049,914,890	$ 420,330,073
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	1,049,914,890	420,330,073
Net increase (decrease) in net assets from beneficial interest transactions	3,038,590,921	14,516,957,059
Net increase (decrease) in net assets	4,088,505,811	14,937,287,132
Net assets:

Beginning of year	19,234,964,760	4,297,677,628
End of year	$23,323,470,571	$19,234,964,760

	Treasury Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 1,933,416,360	$ 886,389,934
Net realized gain (loss)	—	776,174
Net increase (decrease) in net assets resulting from operations	1,933,416,360	887,166,108
Net increase (decrease) in net assets from beneficial interest transactions	2,285,766,889	12,309,292,233
Net increase (decrease) in net assets	4,219,183,249	13,196,458,341
Net assets:

Beginning of year	34,877,847,018	21,681,388,677
End of year	$39,097,030,267	$34,877,847,018

[1]	Includes $2,276,351,054 attributed to the Plan of Reorganization pursuant to which Prime Series II Master Fund transferred its assets to Prime Master Fund.

See accompanying notes to financial statements.

Master Trust

Statement of changes in net assets

100% US Treasury Master Fund
For the period from March 13, 2024[1] to
April 30, 2024
From operations:

Net investment income (loss)	$ 175,126
Net realized gain (loss)	—
Net increase (decrease) in net assets resulting from operations	175,126
Net increase (decrease) in net assets from beneficial interest transactions	24,923,886
Net increase (decrease) in net assets	25,099,012
Net assets:

Beginning of period	—
End of period	$25,099,012

	Prime CNAV Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 646,042,580	$ 225,403,125
Net realized gain (loss)	428	(42,700)
Net increase (decrease) in net assets resulting from operations	646,043,008	225,360,425
Net increase (decrease) in net assets from beneficial interest transactions	3,744,622,503	6,832,489,780
Net increase (decrease) in net assets	4,390,665,511	7,057,850,205
Net assets:

Beginning of year	8,966,285,440	1,908,435,235
End of year	$13,356,950,951	$8,966,285,440

	Tax-Free Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 33,580,303	$ 17,495,800
Net realized gain (loss)	—	33
Net increase (decrease) in net assets resulting from operations	33,580,303	17,495,833
Net increase (decrease) in net assets from beneficial interest transactions	196,778,540	20,558,999
Net increase (decrease) in net assets	230,358,843	38,054,832
Net assets:

Beginning of year	921,740,853	883,686,021
End of year	$1,152,099,696	$921,740,853

[1]	Commencement of operations.

See accompanying notes to financial statements.

Prime Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss)	5.41%	3.65%	0.09%	0.19%	1.90%
Supplemental data:
Total investment return[1]	5.56%	3.28%	0.10%	0.15%	1.92%
Net assets, end of year (000’s)	$21,106,877	$12,245,225	$4,936,859	$8,823,109	$16,520,754

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

Government Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.04%	0.06%	0.10%	0.10%
Net investment income (loss)	5.25%	3.78%	0.02%	0.09%	1.75%
Supplemental data:
Total investment return[1]	5.39%	3.14%	0.03%	0.08%	1.74%
Net assets, end of year (000’s)	$23,323,471	$19,234,965	$4,297,678	$8,822,693	$17,762,675

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

Treasury Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.10%	0.06%	0.09%	0.10%
Net investment income (loss)	5.24%	3.23%	0.04%	0.09%	1.56%
Supplemental data:
Total investment return[1]	5.36%	3.06%	0.04%	0.08%	1.70%
Net assets, end of year (000’s)	$39,097,030	$34,877,847	$21,681,389	$32,675,191	$34,803,721

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

100% US Treasury Master Fund

Financial highlights

Selected financial data throughout each period is presented below:

For the period from March 13, 2024[1] to
April 30, 2024
Ratios to average net assets:
Expenses before fee waivers	1.73%[2]
Expenses after fee waivers	0.10%[2]
Net investment income (loss)	5.26%[2]
Supplemental data:
Total investment return[3]	0.70%
Net assets, end of period (000’s)	$25,099

[1]	Commencement of operations.
[2]	Annualized.
[3]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund. Total investment return for the period of less than one year has not been annualized.

See accompanying notes to financial statements.

Prime CNAV Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss)	5.41%	3.84%	0.08%	0.19%	1.83%
Supplemental data:
Total investment return[1]	5.55%	3.27%	0.09%	0.17%	1.90%
Net assets, end of year (000’s)	$13,356,951	$8,966,285	$1,908,435	$4,449,407	$7,495,231

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

Tax-Free Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.10%	0.05%	0.09%	0.10%
Net investment income (loss)	3.27%	1.84%	0.05%	0.04%	1.19%
Supplemental data:
Total investment return[1]	3.33%	1.85%	0.05%	0.04%	1.23%
Net assets, end of year (000’s)	$1,152,100	$921,741	$883,686	$814,225	$2,573,583

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

Master Trust

Notes to financial statements

Organization and significant accounting policies

Prime Master Fund, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund (each a “Master Fund”, collectively, the “Master Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Master Trust, an open-end management investment company organized as a Delaware statutory trust on June 12, 2007. The Trust is a series mutual fund with six series.

Prime Master Fund, Treasury Master Fund, and Tax-Free Master Fund commenced operations on August 28, 2007. Prime CNAV Master Fund commenced operations on January 19, 2016, Government Master Fund commenced operations on June 24, 2016, and 100% US Treasury Master Fund commenced operations on March 13, 2024.

UBS Asset Management (Americas) LLC (“UBS AM”) (formerly, UBS Asset Management (Americas) Inc.) is the investment advisor and administrator for the Master Funds. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Master Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Each Master Fund may issue any number of interests and each interest shall have a par value of $0.001 per interest. The interests of a Master Fund shall represent a proportional beneficial interest in the net assets belonging to that series. Each holder of interests of a Master Fund shall be entitled to receive his or her pro rata share of all distributions made with respect to such Master Fund according to the investor’s ownership percentage of such Master Fund on the record date established for payment. Upon redemption of interests, an investor shall be paid solely out of the assets and property of such Master Fund. Beneficial interests in the Trust are not registered under the Securities Act of 1933, as amended, since such interests are issued in private placement transactions.

In the normal course of business, the Master Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Master Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Funds that have not yet occurred. However, the Master Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Master Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments

Consistent with Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), the net asset value of Prime Master Fund is calculated using market-based values, and the price of its beneficial interests fluctuate.

Under Rule 2a-7, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund have adopted certain policies that enable them to use the amortized cost method of valuation. Government Master Fund, Treasury Master Fund and 100% US Treasury Master Fund, have adopted a policy to operate as “government money market funds”. Under Rule 2a-7, a “government money market

Master Trust

Notes to financial statements

fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). Prime CNAV Master Fund and Tax-Free Master Fund operate as “retail money market funds”. Under Rule 2a-7, a “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As “government money market funds” and as “retail money market funds”, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund value their investments at amortized cost unless UBS AM, as the valuation designee appointed by Master Trust’s Board of Trustees (the“Board”) pursuant to Rule 2a-5 under the 1940 Act, determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund is performed in an effort to ensure that amortized cost approximates market value.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the “VC”) to assist with its designated responsibilities as valuation designee with respect to the Master Funds’ portfolios of investments. The types of investments for which such fair value pricing may be necessary include, but are not limited to: investments of an issuer that has entered into a restructuring; fixed-income investments that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; investments that are restricted as to transfer or resale; illiquid investments; and investments for which the prices or values available do not, in the judgment of the VC, represent current market value. The need to fair value a Master Fund’s portfolio of investments may also result from low trading volume in foreign markets or thinly traded investments. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold.

Each Master Fund’s portfolio holdings may also consist of shares of other investment companies in which the Master Fund invests. The value of each such open-end investment company will generally be its net asset value at the time a Master Fund’s beneficial interests are priced. Pursuant to each Master Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies and/or investments in investment companies without publicly published prices are also valued at the daily net asset value. Each investment company generally values investments in a manner as described in that investment company’s prospectus or similar documents.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Master Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Master Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Master Fund’s Portfolio of investments.

Master Trust

Notes to financial statements

Liquidity fee—Consistent with Rule 2a-7, the Board is permitted to impose a liquidity fee on redemptions from each of Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund under certain circumstances. Liquidity fees would reduce the amount an interest holder receives upon redemption of its beneficial interests. Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund retains the liquidity fees for the benefit of its remaining interest holders. For the period ended April 30, 2024, the Board of Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund did not impose any liquidity fees.

By operating as “government money market funds”, Government Master Fund, Treasury Master Fund and 100% US Treasury Master Fund are exempt from requirements that permit the imposition of a liquidity fee. While the Board may elect to subject Government Master Fund, Treasury Master Fund and 100% US Treasury Master Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Master Funds may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Master Funds maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Master Funds and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Master Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a fund’s investment strategies and limitations may require the Master Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Master Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Master Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Master Funds may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. Prime Master Fund, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund and Prime CNAV Master Fund may engage in repurchase agreements as part of normal investing strategies; Tax-Free Master Fund generally would only engage in repurchase agreement transactions as temporary or defensive investments.

Under certain circumstances, a Master Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Master Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Master Trust

Notes to financial statements

Concentration of risk—The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Deferred offering costs—Offering costs consist primarily of legal fees and other costs incurred with organizing and registering a fund. With respect to 100% US Treasury Master Fund, deferred offering costs are amortized over a period of 12 months.

Investment advisor and administrator

UBS AM serves as the investment advisor and administrator to each Master Fund pursuant to an investment advisory and administration contract (“Management Contract”) approved by the Board. In accordance with the Management Contract, each Master Fund pays UBS AM an investment advisory and administration fee (“management fee”), which is accrued daily and paid monthly, at the below annual rates, as a percentage of each Master Fund’s average daily net assets:

Average daily net assets	Annual rate
Up to $30 billion	0.1000%
In excess of $30 billion up to $40 billion	0.0975
In excess of $40 billion up to $50 billion	0.0950
In excess of $50 billion up to $60 billion	0.0925
Over $60 billion	0.0900

At April 30, 2024, each Master Fund owed UBS AM for investment advisory and administration services, net of waivers (if any), as follows:

Fund	Net amount owed to/(owed by) UBS AM
Prime Master Fund	$1,670,807
Government Master Fund	1,885,888
Treasury Master Fund	3,060,506
100% US Treasury Master Fund	(31,197)
Prime CNAV Master Fund	1,112,216
Tax-Free Master Fund	73,171

In exchange for these fees, for each Master Fund except 100% US Treasury Master Fund, UBS AM has agreed to bear all of such Master Funds’ expenses other than interest (except interest on borrowings), taxes, extraordinary costs and the cost of securities purchased and sold by such Master Funds, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of such Master Funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be less than 0.01% of each such Master Fund’s average daily net assets.

With respect to 100% US Treasury Master Fund, such Master Fund will bear all expenses not specifically assumed by UBS AM incurred in its operations and the offering of its shares. UBS AM has contractually agreed to waive its management fees and/or reimburse expenses so that this Master Fund’s ordinary total operating expenses through March 11, 2025 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales and (ii) investments in other investment companies, interest, taxes, brokerage commissions, expenses related to interestholders’ meetings and extraordinary expenses) do not exceed 0.10%. The contractual fee waiver agreement also provides that UBS AM is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of UBS AM by 100%

Master Trust

Notes to financial statements

US Treasury Master Fund will not cause such Master Fund to exceed the lesser of any applicable expense limit that is in place for such Master Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Trust’s board at any time and also will terminate automatically upon the expiration or termination of such Master Fund’s management contract with UBS AM.

During the period ended April 30, 2024, UBS AM waived the below amount, which is subject to future recoupment:

Fund	Amounts waived by UBS AM
100% US Treasury Master Fund	$54,171

Beneficial interest transactions

Prime Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$36,264,139,471 *	$14,539,432,103
Withdrawals	(28,334,982,844)	(7,547,679,179)
Net increase (decrease) in beneficial interest	$7,929,156,627	$6,991,752,924
* Includes $2,276,351,054 attributed to the Plan of Reorganization pursuant to which Prime Series II Master Fund transferred its assets to Prime Master Fund.

Government Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$56,516,921,636	$52,020,553,397
Withdrawals	(53,478,330,715)	(37,503,596,338)
Net increase (decrease) in beneficial interest	$3,038,590,921	$14,516,957,059

Treasury Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$82,757,159,468	$99,713,434,665
Withdrawals	(80,471,392,579)	(87,404,142,432)
Net increase (decrease) in beneficial interest	$2,285,766,889	$12,309,292,233

100% US Treasury Master Fund
		For the period from March 13, 2024[1] to
		April 30, 2024
Contributions		$58,385,304
Withdrawals		(33,461,418)
Net increase (decrease) in beneficial interest		$24,923,886

[1]	Commencement of operations.

Master Trust

Notes to financial statements

Prime CNAV Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$9,745,111,848	$13,206,857,678
Withdrawals	(6,000,489,345)	(6,374,367,898)
Net increase (decrease) in beneficial interest	$3,744,622,503	$6,832,489,780
Tax-Free Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$1,572,373,118	$1,536,214,329
Withdrawals	(1,375,594,578)	(1,515,655,330)
Net increase (decrease) in beneficial interest	$196,778,540	$20,558,999

Federal tax status

Each Master Fund is considered a non-publicly traded partnership for federal income tax purposes under the Internal Revenue Code; therefore, no federal tax provision is necessary. As such, each investor in a Master Fund is treated as owning its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Master Fund. UBS AM intends that each Master Fund’s assets, income and distributions will be managed in such a way that an investor in a Master Fund will be able to continue to qualify as a regulated investment company by investing its net assets through the Master Fund.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation/(depreciation) consisted of:

Prime Master Fund

Gross unrealized appreciation	$560,367
Gross unrealized depreciation	(1,294,566)
Net unrealized appreciation (depreciation)	(734,199)

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Master Funds have conducted an analysis and concluded, as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Master Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, and since inception for 100% US Treasury Master Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Reorganization of Funds

Following the close of business on February 23, 2024, the Target Fund reorganized into the existing Destination Fund within the Trust. The reorganization into the existing Destination Funds was as follows:

Target Fund	Destination Fund
Prime Series II Master Fund (formerly, ESG Prime Master Fund)	Prime Master Fund

Master Trust

Notes to financial statements

Pursuant to an Agreement and Plan of Reorganization, Target Fund transferred all of its property and assets to the Destination Fund. In exchange, the Destination Fund assumed all of the liabilities of the Target Fund and issued an interest to Target Fund, as described below. The reorganization was accomplished by a tax-free exchange of an interest of the Target Fund for an interest in of the Destination Fund outstanding following the close of business on February 23, 2024. The allocated cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Feeder Fund’s allocated realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Target Fund	Destination Fund	Dollar Amount
Prime Series II Master Fund	Prime Master Fund	$2,276,351,054

The net assets of the Target Fund, including unrealized appreciation (depreciation), were combined with those of the Destination Funds. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Prime Series II Master Fund	$(196,866)	$2,276,351,054	Prime Master Fund	$21,622,612,788	$23,898,963,842

Assuming the reorganizations had been completed as of the beginning of the annual reporting period of the relevant accounting and performance survivors, the pro forma results of operations for the period ended April 30, 2024 would have been as follows (unaudited):

Destination Fund	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
Prime Master Fund	$1,078,016,388	$(610,838)	$1,077,405,550

Subsequent Event

The Board of Trustees (the “Board”) has approved the conversion of Prime Master Fund (the “fund”) to act as a “retail money market fund” as defined by Rule 2a-7 under the investment Company Act of 1940, as amended. The fund’s conversion to a retail money market fund will not result in any change to the fund’s investment objective or principal investment strategies. A master money market fund, such as the fund, may consider itself a “retail money market fund” when all of its feeder funds are qualified retail money market funds, and the master fund relies on the policies and procedures of the feeder funds that are reasonably designed to limit all of the feeder funds’ beneficial owners to natural persons. The fund relies on such policies and procedures of its feeder funds, which became qualified retail money market funds as of the close of business on August 16, 2024 (the “Effective Date”). The Board also approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the fund by Prime CNAV Master Fund (the “Acquiring Fund”), also a series of the Trust and a retail money market fund. The Agreement and Plan of Reorganization sets forth the terms by which the fund will transfer its assets and liabilities in exchange for beneficial interests (“Interests”) of the Acquiring Fund, followed by the distribution of Interests of the Acquiring Fund to the interestholders of the fund and the complete liquidation of the fund (the “Reorganization”). The Reorganization is scheduled to take place on or about August 23, 2024.

Master Trust

Report of independent registered public accounting firm

To the Interestholders and the Board of Trustees of Master Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Master Trust (the “Trust”), (comprising Prime Master Fund, Government Master Fund, Treasury Master Fund, Prime CNAV Master Fund, Tax-Free Master Fund and 100% US Treasury Master Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of April 30, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Master Trust at April 30, 2024, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Master Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Prime Master Fund Treasury Master Fund Tax-Free Master Fund Prime CNAV Master Fund Government Master Fund	For the year ended April 30, 2024	For each of the two years in the period ended April 30, 2024	For each of the five years in the period ended April 30, 2024
100% US Treasury Master Fund	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

Master Trust

Report of independent registered public accounting firm

evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

Master Trust

General information (unaudited)

Monthly portfolio holdings disclosure

The Master Funds file their complete schedules of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. The Master Funds’ reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Master Funds make portfolio holdings information available to interest holders (and investors in the related feeder funds) on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfunds. A more limited portfolio holdings report for Prime Master Fund and Prime CNAV Master Fund is available on a weekly basis at the same Web address. Investors also may find additional information about the Master Funds at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Master Trust—100% US Treasury Master Fund

Board Approval of Management Contract (unaudited)

November 2023 Board Meeting

Background—At a meeting of the board of Master Trust (the “Trust”) on November 29, 2023, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and approved the management contract (the “Management Contract”) of the Trust with respect to its new series, 100% US Treasury Master Fund (the “Master Fund”), with UBS Asset Management (Americas) Inc. (“UBS AM”). In preparing for the meeting, the Independent Trustees had received information from UBS AM, including information about the proposed advisory, administrative and distribution arrangements for the Master Fund. The board also received a memorandum discussing the reasons for establishing the Master Fund and its proposed Management Contract. The Independent Trustees also considered a memorandum previously provided by their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Management Contract, the board was advised of the corresponding “feeder funds” that will invest in the Master Fund (the “Feeder Funds” and together with the Master Fund, the “New Funds”). The board was further advised that the New Funds were substantially similar to several existing funds currently advised by UBS AM (the “Existing Funds”) and differed principally because the New Funds would not be subject to unitary fees and while one feeder fund would offer a single share class, the other feeder fund would offer two classes of shares with different characteristics.

Nature, extent and quality of the services to be provided under the Management Contract—The board received and considered information regarding the nature, extent and quality of management services to be provided to the Master Fund by UBS AM under the Management Contract. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services to be performed by UBS AM and its affiliates for the Master Fund and the corresponding Feeder Funds.

The board’s consideration was affected by its current oversight of the Existing Funds and the other funds on the boards of which they serve. The board concluded that the nature, extent and quality of services proposed to be provided to the Master Fund under the Management Contract were appropriate and consistent with the operational requirements of the Master Fund.

Proposed management fees and estimated expense ratios—The board reviewed and considered the proposed management fee payable by the Master Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services proposed to be provided by UBS AM. In conducting its review, the board noted that under the master-feeder structure, the Master Fund would pay an investment advisory and administration fee to UBS AM, and, in turn, each Feeder Fund would bear its corresponding expenses in proportion to its investment in the Master Fund. In addition, the board also reviewed and considered the proposed fee waiver and/or expense reimbursement arrangements for the Master Fund and the Feeder Funds.

In light of the foregoing, the board determined that the proposed management fee was reasonable in light of the nature, extent and quality of services proposed to be provided to the Master Fund under the Management Contract.

Master Fund performance—As the Master Fund had not yet commenced operations, the board was not able to review the Master Fund’s performance.

UBS AM profitability—The board noted that UBS AM could not report any financial results from its relationship with the Master Fund because the Master Fund had not yet commenced investment operations, and thus, the board could not evaluate the profitability of the Master Fund.

Economies of scale—The board discussed whether economies of scale would be realized by UBS AM with respect to the Master Fund, as its asset base grows, and the extent to which this is reflected in the level of the proposed management fee to be charged by UBS AM to the Master Fund. The board noted that, as the Master Fund had not

Master Trust—100% US Treasury Master Fund

Board Approval of Management Contract (unaudited)

yet commenced investment operations, economies of scale were not likely to be realized in the near future. The board considered the uncertainty of the estimated asset levels and was mindful of the renewal requirements for advisory agreements and their ability to review the Master Fund’s management fee, including in connection with the annual consideration of the Management Contract after its initial term.

Other potential benefits to UBS AM—The board considered other potential benefits to UBS AM and its affiliates as a result of their anticipated relationship with the Master Fund and the Feeder Funds, including the opportunity to offer additional products and services to the Feeder Funds’ potential shareholders. In light of the estimated costs of providing investment advisory, administrative and other services to the Master Fund, the estimated costs of providing administrative services to the Feeder Funds, and UBS AM’s ongoing general commitment to the Funds, the profits and other ancillary benefits that UBS AM and its affiliates may receive were expected to be reasonable in relation to the nature and quality of the services that were to be provided.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Management Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Management Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the Management Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

Master Trust – All Funds

Board Approval of Management Contract (unaudited)

February 2024 Board Meeting

At a meeting of the board of Master Trust (the “Trust”) on February 21, 2024, the members of the board, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, considered the approval of the novation and restatement of the management contract between UBS Asset Management (Americas) Inc. (“UBS AM”) and the Trust (the “Management Contract”).

Management discussed with the board its proposal to reorganize UBS AM from a Delaware corporation to a Delaware limited liability company and to change its name to UBS Asset Management (Americas) LLC. Management stated that UBS AM is proposing that the Management Contract be novated and restated at the time of the closing of the reorganization to reflect UBS AM’s new name and form of organization. UBS AM represented, and the board considered, that there was expected to be no change to: (i) the advisory fee or any other amounts to be paid by the Trust; (ii) the nature, extent, and quality of the services to be provided by UBS AM; (iii) fund performance; (iv) the costs of the services to be provided and profits to be realized by UBS AM and its affiliates from the relationship with the Trust; or (v) the realization of economies of scale as the Trust grows; or (vi) any other benefits derived or to be derived by UBS AM from the relationship with the Trust.

The board, including a majority of the Independent Trustees, approved the novation and restatement of the Management Contract. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve the novation and restatement of the Management Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process.

UBS Institutional/Reserves Funds

Supplemental information (unaudited)

Board of Trustees & Officers

The Funds are governed by a Board of Trustees which oversees the Funds’ operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Funds’ Statement of Additional Information contains additional information about the trustees and is available,

without charge, upon request by calling 1-800-647 1568.

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 64 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); since September 2023 (Chair of the Board of Trustees)	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None
Richard R. Burt; 77 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 84 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS Institutional/Reserves Funds

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (33 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 until 2023) and Tech and Energy Transition Corporation (from 2021 until 2023).
David R. Malpass; 68 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Mr. Malpass served as President of the World Bank Group (from 2019 to 2023.) Prior to that, he served as US Treasury Undersecretary for International Affairs (from 2017 until 2019) Mr. Malpass also had previously served as a trustee of the funds (from 2014 until 2017, when he entered public service.)	Mr. Malpass is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government’s development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

[1]	Each trustee holds office for an indefinite term.

UBS Institutional/Reserves Funds

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 56	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) and senior manager of fund accounting—US (previously named product control and investment support) at UBS AM and/or UBS AM (US) (“UBS AM—Americas region”). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 9 portfolios) for which Credit Suisse Asset Management, LLC had served as investment advisor or manager prior to its merger into UBS AM, and for which UBS AM assumed such responsibilities effective May 1, 2024 (since February 2024).
Mark E. Carver[2]; 60	President	Since October 2023	Mr. Carver is an executive director and senior member of UBS AM’s Americas Products team (since rejoining UBS AM in 2022). In addition to his fund board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM’s strategic product alignment with UBS Financial Services Inc. Mr. Carver previously served in the role of president of the funds from 2010 to 2018 before moving to a senior product role at UBS Financial Services Inc. until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson[4]; 45	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 46	Vice President	Since 2015	Ms. DiPaolo is an executive director (since 2020) (prior to which she was a director from 2008 until 2020) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM— Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 60	Vice President	Since 2017	Mr. Grande is a managing director, head of the municipal fixed income team (since 2020); formerly he was co-head from 2017 until 2020) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary[4]; 56	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting— US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Leesa Merrill[3]; 45	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since 2023) (prior to which she was a director (from 2014 until 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

UBS Institutional/Reserves Funds

Supplemental information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Ryan Nugent[2]; 46	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), senior portfolio manager (since 2020) (prior to which he was a portfolio manager (since 2005)) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Robert Sabatino[3]; 50	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 58	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM— Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey[3]; 39	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since 2023) (prior to which he was an executive director from 2019 until 2023) and Secretary and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel with UBS Business Solutions US LLC (from 2017 through 2022) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 40	Vice President	Since 2016	Mr. Walczak is a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 62	Vice President and Secretary	Since 1998 (Vice President) and since 2019 (Secretary)	Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022), (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM— Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

[1]	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.
[3]	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[4]	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Administrator (and Manager for the Master Funds)

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

Principal Underwriter (for the feeder funds)

UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

© UBS 2024. All rights reserved.

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

S127

UBS Preferred Funds

Annual Report  |  April 30, 2024

Includes:

•	UBS Select Prime Preferred Fund
•	UBS Select Government Preferred Fund
•	UBS Select Treasury Preferred Fund
•	UBS Select 100% US Treasury Preferred Fund
•	UBS Prime Preferred Fund
•	UBS Tax-Free Preferred Fund

UBS Preferred Funds

June 18, 2024

Dear Shareholder,

We present you with the annual report for the UBS Preferred Series of Funds, namely UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select 100% US Treasury Preferred Fund, UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund (the “Funds”) for the 12-months ended April 30, 2024 (or since commencement for UBS Select 100% US Treasury Preferred Fund) (the “reporting period”).

Performance

The US Federal Reserve (the “Fed”) raised the federal funds rate twice during the reporting period, with the last hike in July 2023 pushing it to a range between 5.25% and 5.50%. The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed’s actions, see below.) As a result, the yields on short-term investments moved higher—as did most of the Funds’ yields—during the reporting period.

The seven-day current yields for the Funds (after fee waivers/expense reimbursements) were as follows:

•	UBS Select Prime Preferred Fund: 5.33% on April 30, 2024, versus 4.93% on April 30, 2023.

•	UBS Select Government Preferred Fund: 5.25% on April 30, 2024, versus 4.76% on April 30, 2023.

•	UBS Select Treasury Preferred Fund: 5.24% on April 30, 2024, versus 4.76% on April 30, 2023.

•	UBS Select 100% US Treasury Preferred Fund: 5.20% on April 30, 2024.

•	UBS Prime Preferred Fund: 5.36% on April 30, 2024, versus 4.93% on April 30, 2023.

•	UBS Tax-Free Preferred Fund: 3.38% on April 30, 2024, versus 3.43% on April 30, 2023.

For detailed information on the Funds’ performance, refer to “Yields and characteristics at a glance” on pages 7-9.

An interview with the Portfolio Managers

Q.	How would you describe the economic environment during the reporting period?
A.

Despite several headwinds, the US economy continued to expand during the reporting period. Persistent inflation, monetary tightening, and several geopolitical issues were some of the challenges facing the economy. Despite these factors, the economy was resilient. Looking back, second and third quarter 2023 US annualized gross domestic product (“GDP”) growth was 2.1% and 4.9%, respectively. GDP then expanded 3.4% during the fourth quarter of the year. The Commerce Department’s preliminary estimate for first quarter 2024 annualized GDP growth was 1.6%.

UBS Select Prime Preferred Fund

UBS Select Government Preferred Fund

UBS Select Treasury Preferred Fund

UBS Select 100% US Treasury Preferred Fund

UBS Prime Preferred Fund

Investment goals (all five Funds):

Maximum current income consistent with liquidity and the preservation of capital

Portfolio Managers:

Robert Sabatino

David J. Walczak

UBS Asset Management (Americas) LLC

Commencement:

UBS Select Government Preferred Fund—June 28, 2016;

UBS Select Prime Preferred Fund and UBS Select Treasury Preferred Fund—August 28, 2007;

UBS Prime Preferred Fund—January 19, 2016; UBS Select 100% US Treasury Preferred Fund—March 13, 2024

Dividend Payments:

Monthly

UBS Tax-Free Preferred Fund

Investment goal:

Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital

Portfolio Manager:

Lisa M. DiPaolo

UBS Asset Management (Americas) LLC

Commencement:

August 28, 2007

Dividend Payments:

Monthly

1

UBS Preferred Funds

Q.	How did the Fed react to the economic environment?
A.

With US inflation remaining persistent, the Fed continued to raise the federal funds rate during the first half of the reporting period. From March 2022 (prior to the beginning of the reporting period) through July 2023, the Fed raised rates 11 times—pushing the federal funds rate to a range between 5.25% and 5.50%—the highest level in 22 years. Since that time, the central bank kept rates on hold and investors have pushed back the expected timing for when the Fed may start lowering rates.

Q.	Given that the Funds are “feeder funds,” how were the portfolios in which they invest managed during the reporting period?
A.

Each fund is a “feeder fund,” investing all of its assets in “Master Funds”—the Prime Master Fund, the 100% US Treasury Master Fund, the Government Master Fund, the Treasury Master Fund, the Prime CNAV Master Fund and the Tax-Free Master Fund. As always, quality and liquidity remained paramount in our management process for the Master Funds.

•

For the Prime Master Fund in which UBS Select Prime Preferred Fund invests, we tactically adjusted its weighted average maturity (“WAM”)—which is the weighted average maturity of the securities in the portfolio—throughout the 12-month review period. When the reporting period began, the Prime Master Fund had a WAM of 12 days. By the end of the period on April 30, 2024, the Prime Master Fund’s WAM was 15 days.

At the security level, we increased the Prime Master Fund’s exposure to repurchase agreements and, to some extent, time deposits. Conversely, we decreased its allocations to certificates of deposit and commercial paper. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

•

The WAM for the Government Master Fund in which UBS Select Government Preferred Fund invests was six days when the reporting period began. Over the review period, the WAM was adjusted, and at period-end on April 30, 2024, it was 35 days. At the security level, we significantly increased the Government Master Fund’s exposure to US Treasury obligations. Conversely, we meaningfully reduced its allocation to repurchase agreements and, to a lesser extent, US government agency obligations.

•

The WAM for the Treasury Master Fund in which UBS Select Treasury Preferred Fund invests was three days when the reporting period began. Over the review period, the WAM was adjusted, and at period-end it was 36 days. At the security level, we significantly increased the Treasury Master Fund’s exposure to US Treasury obligations and meaningfully reduced its exposure to repurchase agreements.

•

The WAM for the Prime CNAV Master Fund in which UBS Prime Preferred Fund invests was 13 days when the reporting period began. We tactically adjusted its WAM, and at the end of the reporting period the Prime CNAV Master Fund’s WAM was 17 days. Over the review period, we increased the Prime CNAV Master Fund’s exposure to repurchase agreements. Conversely, we decreased its exposure to commercial paper and to lesser extents, certificates of deposit.

•

The WAM for the Tax-Free Master Fund in which UBS Tax-Free Preferred Fund invests was seven days when the reporting period began. We tactically adjusted the Tax-Free Master Fund’s WAM based on market conditions and seasonality factors within the tax-exempt market. At the end of the reporting period its WAM was five days. Over the review period, we slightly increased the Tax-Free Master Fund’s allocation to municipal bonds and modestly reduced its exposure to tax-exempt commercial paper.

•	The WAM for the UBS Select 100% US Treasury Preferred Fund was tactically adjusted for the period from its inception through April 30, 2024, and ended the review period at 40 days.

Q.	What factors do you believe will affect the Fund over the coming months?
A.

We continue to closely monitor the economic environment. With inflation currently higher than the Fed’s 2% target, it is unclear when the central bank may begin cutting rates. Against this backdrop, we expect to continue managing the Funds with a focus on risk and liquidity.

2

UBS Preferred Funds

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor, or visit us at www.ubs.com/am-us.*

Sincerely,

Mark E. Carver

President—UBS Series Fund

UBS Select Prime Preferred Fund

UBS Select 100% US Treasury Preferred Fund

UBS Select Government Preferred Fund

UBS Select Treasury Preferred Fund

UBS Prime Preferred Fund

UBS Tax-Free Preferred Fund

Executive Director

UBS Asset Management

(Americas) LLC

Robert Sabatino

Portfolio Manager—

UBS Select Prime Preferred Fund

UBS Select 100% US Treasury Preferred Fund

UBS Select Government Preferred Fund

UBS Select Treasury Preferred Fund

UBS Prime Preferred Fund

Managing Director

UBS Asset Management

(Americas) LLC

*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

3

UBS Preferred Funds

David J. Walczak

Portfolio Manager—

UBS Select Prime Preferred Fund

UBS Select 100% US Treasury Preferred Fund

UBS Select Government Preferred Fund

UBS Select Treasury Preferred Fund

UBS Prime Preferred Fund

Managing Director

UBS Asset Management

(Americas) LLC

Lisa DiPaolo Portfolio Manager— UBS Tax-Free Preferred Fund Executive Director UBS Asset Management (Americas) LLC

This letter is intended to assist shareholders in understanding how the Funds performed during the 12-month period ended April 30, 2024. The views and opinions in the letter were current as of June 18, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

4

UBS Preferred Funds

Understanding your Fund’s expenses1 (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since each Fund is a “feeder fund” that invests in a corresponding “master fund,” the expense information below reflects the combined effect of the two levels of expenses and not just those imposed directly at the feeder fund level.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

5

UBS Preferred Funds

Understanding your Fund’s expenses1 (unaudited) (concluded)

	Beginning account value November 1, 2023[4]	Ending account value April 30, 2024[2]	Expenses paid during period 11/01/23 to 04/30/24[3],4	Expense ratio during the period

UBS Select Prime Preferred Fund
Actual	$1,000.00	$1,027.00	$0.71	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.70	0.14

UBS Select Government Preferred Fund
Actual	$1,000.00	$1,026.40	$0.71	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.70	0.14

UBS Select Treasury Preferred Fund
Actual	$1,000.00	$1,026.40	$0.71	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.70	0.14

UBS Select 100% US Treasury Preferred Fund—Class T
Actual	$1,000.00	$1,007.00	$0.19	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.70	0.14

UBS Prime Preferred Fund
Actual	$1,000.00	$1,027.20	$0.71	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.70	0.14

UBS Tax-Free Preferred Fund
Actual	$1,000.00	$1,015.90	$0.70	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.70	0.14

[1]	The expenses for the Funds reflect the expenses of the corresponding master funds in which they invest in addition to their own direct expenses.
[2]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[3]

For all Funds except UBS Select 100% US Treasury Preferred Fund, expenses are equal to the Funds annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one–half year period).

[4]

UBS Select 100% US Treasury Preferred Fund commenced operations on March 13, 2024. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 49 divided by 366 (to reflect the actual days in the period) for the actual example and 182 divided by 366 (to reflect the one-half year period) for the hypothetical example.

6

UBS Preferred Funds

Yields and characteristics at a glance—April 30, 2024 (unaudited)

UBS Select Prime Preferred Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.33%
Seven-day effective yield after fee waivers[1]	5.47
Seven-day current yield before fee waivers[1]	5.29
Seven-day effective yield before fee waivers[1]	5.43
Weighted average maturity[2]	15 days

You could lose money by investing in UBS Select Prime Preferred Fund. Because the price of interests in the related money market master fund will fluctuate, when you sell your shares of UBS Select Prime Preferred Fund your shares of UBS Select Prime Preferred Fund may be worth more or less than what you originally paid for them. The related money market master fund may impose a fee upon sale of your shares of UBS Select Prime Preferred Fund under certain circumstances. An investment in UBS Select Prime Preferred Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Select Prime Preferred Fund’s sponsor is not required to reimburse UBS Select Prime Preferred Fund for losses, and you should not expect that the fund’s sponsor will provide financial support to UBS Select Prime Preferred Fund at any time, including during periods of market stress.

UBS Select Government Preferred Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.25%
Seven-day effective yield after fee waivers[1]	5.39
Seven-day current yield before fee waivers[1]	5.21
Seven-day effective yield before fee waivers[1]	5.34
Weighted average maturity[2]	35 days

You could lose money by investing in UBS Select Government Preferred Fund. Although the related money market master fund seeks to preserve the value of your investment so that the shares of UBS Select Government Preferred Fund are at $1.00 per share, the related money market master fund cannot guarantee they will do so. An investment in UBS Select Government Preferred Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Select Government Preferred Fund’s sponsor is not required to reimburse UBS Select Government Preferred Fund for losses, and you should not expect that the fund’s sponsor will provide financial support to UBS Select Government Preferred Fund at any time, including during periods of market stress.

Table footnotes are on page 9.

Not FDIC insured. May lose value. No bank guarantee.

7

UBS Preferred Funds

Yields and characteristics at a glance—April 30, 2024 (unaudited) (continued)

UBS Select Treasury Preferred Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.24%
Seven-day effective yield after fee waivers[1]	5.37
Seven-day current yield before fee waivers[1]	5.20
Seven-day effective yield before fee waivers[1]	5.33
Weighted average maturity[2]	36 days

UBS Select 100% US Treasury Preferred Fund Class T shares*

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.20%
Seven-day effective yield after fee waivers[1]	5.33
Seven-day current yield before fee waivers[1]	3.47
Seven-day effective yield before fee waivers[1]	3.53
Weighted average maturity[2]	40 days

Table footnotes are on page 9.

You could lose money by investing in UBS Select Treasury Preferred Fund and UBS Select 100% US Treasury Preferred Fund. Although the related money market master funds seek to preserve the value of your investment so that the shares of UBS Select Treasury Preferred Fund and UBS Select 100% US Treasury Preferred Fund are at $1.00 per share, the related money market master funds cannot guarantee they will do so. An investment in UBS Select Treasury Preferred Fund and UBS Select 100% US Treasury Preferred Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Select Treasury Preferred Fund’s sponsor and UBS Select 100% US Treasury Preferred Fund’s sponsor is not required to reimburse UBS Select Treasury Preferred Fund and UBS Select 100% US Treasury Preferred Fund for losses, and you should not expect that the funds’ sponsor will provide financial support to UBS Select Treasury Preferred Fund and UBS Select 100% US Treasury Preferred Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

8

UBS Preferred Funds

Yields and characteristics at a glance—April 30, 2024 (unaudited) (concluded)

UBS Prime Preferred Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	5.36%
Seven-day effective yield after fee waivers[1]	5.50
Seven-day current yield before fee waivers[1]	5.32
Seven-day effective yield before fee waivers[1]	5.46
Weighted average maturity[2]	17 days

UBS Tax-Free Preferred Fund

Yields and characteristics
Seven-day current yield after fee waivers[1]	3.38%
Seven-day effective yield after fee waivers[1]	3.44
Seven-day current yield before fee waivers[1]	3.34
Seven-day effective yield before fee waivers[1]	3.40
Weighted average maturity[2]	5 days

Investments in UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund are intended to be limited to accounts beneficially owned by natural persons. UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund reserve the right to repurchase shares in any accounts that are not beneficially owned by natural persons.

You could lose money by investing in UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund. Although the related money market master funds seek to preserve the value of your investment so that the shares of UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund are at $1.00 per share, the related money market master funds cannot guarantee they will do so. The related money market master funds may impose a fee upon sale of your shares of UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund under certain circumstances. An investment in UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. UBS Prime Preferred Fund’s sponsor and UBS Tax-Free Preferred Fund’s sponsor is not required to reimburse UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund for losses and you should not expect that the funds’ sponsor will provide financial support to UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

*	Commenced operations on March 13, 2024.
[1]

Yields will fluctuate and reflect fee waivers, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

9

UBS Preferred Funds

Statement of assets and liabilities

April 30, 2024

	UBS Select Prime Preferred Fund	UBS Select Government Preferred Fund	UBS Select Treasury Preferred Fund
Assets:
Investments in Master Fund, at cost (which approximates cost for federal income tax purposes)	$9,737,587,092	$14,460,390,473	$19,694,358,671

Investments in Master Fund, at value	9,738,188,699	14,460,390,473	19,694,358,671
Total assets	9,738,188,699	14,460,390,473	19,694,358,671

Liabilities:
Dividends payable to shareholders	42,055,676	60,132,975	80,548,132
Payable to affiliate	263,113	356,030	550,358
Total liabilities	42,318,789	60,489,005	81,098,490

Net assets	$9,695,869,910	$14,399,901,468	$19,613,260,181
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	9,695,314,122	14,399,901,902	19,613,260,181
Distributable earnings (accumulated losses)	555,788	(434)	—
Net assets	$9,695,869,910	$14,399,901,468	$19,613,260,181
Shares outstanding	9,695,844,984	14,399,901,902	19,613,260,181
Net asset value per share	$1.0000	$1.00	$1.00

See accompanying notes to financial statements and the attached Master Trust financial statements.

10

UBS Preferred Funds

Statement of assets and liabilities

April 30, 2024

	UBS Select 100% US Treasury Preferred Fund	UBS Prime Preferred Fund	UBS Tax-Free Preferred Fund
Assets:
Investments in Master Fund, at cost (which approximates cost for federal income tax purposes)	$16,733,286	$5,967,776,905	$548,372,973

Investments in Master Fund, at value	16,733,286	5,967,776,905	548,372,973
Receivable from affiliate	22,051	—	—
Deferred offering costs	54,157	—	—
Total assets	16,809,494	5,967,776,905	548,372,973

Liabilities:
Dividends payable to shareholders	67,849	27,824,328	1,537,758
Payable to affiliate	—	183,551	459
Payable to custodian	1,700	—	—
Accrued expenses and other liabilities	25,616	—	—
Total liabilities	95,165	28,007,879	1,538,217

Net assets	$16,714,329	$5,939,769,026	$546,834,756
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	16,714,329	5,939,786,960	546,834,734
Distributable earnings (accumulated losses)	—	(17,934)	22
Net assets	$16,714,329	$5,939,769,026	$546,834,756
Shares outstanding	16,714,329	5,939,786,960	546,834,779
Net asset value per share	$1.00	$1.00	$1.00

See accompanying notes to financial statements and the attached Master Trust financial statements.

11

UBS Preferred Funds

Statement of operations

For the year ended April 30, 2024

	UBS Select Prime Preferred Fund	UBS Select Government Preferred Fund	UBS Select Treasury Preferred Fund
Investment income:
Interest income allocated from Master Fund	$415,276,727	$658,523,412	$1,073,822,557
Expenses allocated from Master Fund	(7,526,685)	(12,308,868)	(20,031,191)
Net investment income allocated from Master Fund	407,750,042	646,214,544	1,053,791,366
Expenses:
Administration fees	5,961,109	9,756,354	15,975,451
Trustees’ fees	51,683	66,100	90,266
Total expenses	6,012,792	9,822,454	16,065,717
Fee waivers by administrator	(3,005,636)	(4,912,980)	(8,033,291)
Net expenses	3,007,156	4,909,474	8,032,426
Net investment income (loss)	404,742,886	641,305,070	1,045,758,940
Net realized gain (loss) allocated from Master Fund	—	—	—
Net change in unrealized appreciation (depreciation) allocated from Master Fund	1,055,318	—	—
Net increase (decrease) in net assets resulting from operations	405,798,204	641,305,070	1,045,758,940

See accompanying notes to financial statements and the attached Master Trust financial statements.

12

UBS Preferred Funds

Statement of operations

For the year ended April 30, 2024

	UBS Select 100% US Treasury Preferred Fund[1]	UBS Prime Preferred Fund	UBS Tax-Free Preferred Fund
Investment income:
Interest income allocated from Master Fund	$118,607	$291,201,569	$15,173,458
Expenses allocated from Master Fund	(2,214)	(5,278,814)	(449,707)
Net investment income allocated from Master Fund	116,393	285,922,755	14,723,751
Expenses:
Administration fees	1,770	4,179,372	337,800
Transfer agency fees and related services	268	—	—
Accounting fees	1,700	—	—
Trustees’ fees	1,188	39,423	21,548
Professional fees	17,149	—	—
Reports and notices to shareholders	4,572	—	—
Offering costs	6,042	—	—
Other expenses	4,743	—	—
Total expenses	37,432	4,218,795	359,348
Fee waivers by administrator	(36,549)	(2,107,006)	(179,674)
Net expenses	883	2,111,789	179,674
Net investment income (loss)	115,510	283,810,966	14,544,077
Net realized gain (loss) allocated from Master Fund	—	200	(10)
Net increase (decrease) in net assets resulting from operations	115,510	283,811,166	14,544,067

[1]	For the period from March 13, 2024 (commencement of operations) to April 30, 2024.

See accompanying notes to financial statements and the attached Master Trust financial statements.

13

UBS Preferred Funds

Statement of changes in net assets

	UBS Select Prime Preferred Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$404,742,886	$110,045,075
Net realized gain (loss) allocated from Master Fund	—	(22,684)
Net change in unrealized appreciation (depreciation) allocated from Master Fund	1,055,318	138,775
Net increase (decrease) in net assets resulting from operations	405,798,204	110,161,166
Total distributions	(404,743,050)	(110,045,257)
Net increase (decrease) in net assets from beneficial interest transactions	5,008,962,194 [1]	3,590,419,024
Net increase (decrease) in net assets	5,010,017,348	3,590,534,933
Net assets:

Beginning of year	4,685,852,562	1,095,317,629
End of year	$9,695,869,910	$4,685,852,562

	UBS Select Government Preferred Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$641,305,070	$262,101,560
Net realized gain (loss) allocated from Master Fund	—	—
Net change in unrealized appreciation (depreciation) allocated from Master Fund	—	—
Net increase (decrease) in net assets resulting from operations	641,305,070	262,101,560
Total distributions	(641,305,070)	(262,101,560)
Net increase (decrease) in net assets from beneficial interest transactions	1,904,971,060	11,312,802,372
Net increase (decrease) in net assets	1,904,971,060	11,312,802,372
Net assets:

Beginning of year	12,494,930,408	1,182,128,036
End of year	$14,399,901,468	$12,494,930,408

[1]	Includes $1,416,820,252 attributed to the Plan of Reorganization pursuant to which UBS Select Prime Series II Preferred Fund transferred its assets to UBS Select Prime Preferred Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

14

UBS Preferred Funds

Statement of changes in net assets

	UBS Select Treasury Preferred Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$1,045,758,940	$510,331,122
Net realized gain (loss) allocated from Master Fund	—	489,680
Net increase (decrease) in net assets resulting from operations	1,045,758,940	510,820,802
Total distributions	(1,046,244,696)	(510,331,122)
Net increase (decrease) in net assets from beneficial interest transactions	1,235,529,680	6,482,022,186
Net increase (decrease) in net assets	1,235,043,924	6,482,511,866
Net assets:

Beginning of year	18,378,216,257	11,895,704,391
End of year	$19,613,260,181	$18,378,216,257

	UBS Select 100% US Treasury Preferred Fund
	For the period from March 13, 2024[1] to April 30, 2024
From operations:

Net investment income (loss)		$115,510
Net realized gain (loss) allocated from Master Fund		—
Net increase (decrease) in net assets resulting from operations		115,510
Total distributions		(115,510)
Net increase (decrease) in net assets from beneficial interest transactions		16,714,329
Net increase (decrease) in net assets		16,714,329
Net assets:

Beginning of period		—
End of period		$16,714,329

[1]	Commencement of operations.

See accompanying notes to financial statements and the attached Master Trust financial statements.

15

UBS Preferred Funds

Statement of changes in net assets

	UBS Prime Preferred Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$283,810,966	$87,746,385
Net realized gain (loss) allocated from Master Fund	200	(18,147)
Net increase (decrease) in net assets resulting from operations	283,811,166	87,728,238
Total distributions	(283,810,966)	(87,746,385)
Net increase (decrease) in net assets from beneficial interest transactions	2,416,827,505	3,180,211,233
Net increase (decrease) in net assets	2,416,827,705	3,180,193,086
Net assets:

Beginning of year	3,522,941,321	342,748,235
End of year	$5,939,769,026	$3,522,941,321

	UBS Tax-Free Preferred Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$14,544,077	$5,986,467
Net realized gain (loss) allocated from Master Fund	(10)	8
Net increase (decrease) in net assets resulting from operations	14,544,067	5,986,475
Total distributions	(14,544,077)	(5,986,477)
Net increase (decrease) in net assets from beneficial interest transactions	217,765,068	139,578,915
Net increase (decrease) in net assets	217,765,058	139,578,913
Net assets:

Beginning of year	329,069,698	189,490,785
End of year	$546,834,756	$329,069,698

See accompanying notes to financial statements and the attached Master Trust financial statements.

16

UBS Select Prime Preferred Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.0001	$0.9998	$1.0002	$1.0005	$1.0001
Net investment income (loss)	0.0537	0.0318	0.0006	0.0013	0.0186
Net realized and unrealized gain (loss)	(0.0001)[1]	0.0003	(0.0004)	(0.0003)	0.0004
Net increase (decrease) from operations	0.0536	0.0321	0.0002	0.0010	0.0190
Dividends from net investment income	(0.0537)	(0.0318)	(0.0006)	(0.0013)	(0.0186)
Distributions from net realized gains	—	—	(0.0000)[2]	(0.0000)[2]	(0.0000)[2]
Total dividends and distributions	(0.0537)	(0.0318)	(0.0006)	(0.0013)	(0.0186)
Net asset value, end of year	$1.0000	$1.0001	$0.9998	$1.0002	$1.0005
Total investment return[3]	5.43%	3.19%	0.02%	0.10%	1.92%
Ratios to average net assets:
Expenses before fee waivers[4]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers[4]	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)[4]	5.39%	3.82%	0.06%	0.15%	1.87%
Supplemental data:
Net assets, end of year (000’s)	$9,695,870	$4,685,853	$1,095,318	$1,596,532	$2,919,293

[1]

The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

[2]	Amount represents less than $0.00005 or $(0.00005) per share.
[3]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[4]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

17

UBS Select Government Preferred Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.052	0.030	0.000 [1]	0.001	0.017
Net realized and unrealized gain (loss)	—	—	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.052	0.030	0.000 [1]	0.001	0.017
Dividends from net investment income	(0.052)	(0.030)	(0.000)[1]	(0.001)	(0.017)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.052)	(0.030)	(0.000)[1]	(0.001)	(0.017)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	5.29%	3.02%	0.02%	0.06%	1.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers and/or expense reimbursements[3]	0.14%	0.09%	0.06%	0.13%	0.14%
Net investment income (loss)[3]	5.22%	3.93%	0.02%	0.07%	1.57%
Supplemental data:
Net assets, end of year (000’s)	$14,399,901	$12,494,930	$1,182,128	$4,088,692	$9,953,778

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

18

UBS Select Treasury Preferred Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.052	0.030	0.000 [1]	0.001	0.017
Net realized and unrealized gain (loss)	—	0.000 [1]	0.000 [1]	(0.000)[1]	0.000 [1]
Net increase (decrease) from operations	0.052	0.030	0.000 [1]	0.001	0.017
Dividends from net investment income	(0.052)	(0.030)	(0.000)[1]	(0.001)	(0.017)
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	—	(0.000)[1]
Total dividends and distributions	(0.052)	(0.030)	(0.000)[1]	(0.001)	(0.017)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	5.27%	2.95%	0.03%	0.06%	1.66%
Ratios to average net assets:
Expenses before fee waivers[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers[3]	0.14%	0.14%	0.07%	0.11%	0.14%
Net investment income (loss)[3]	5.21%	3.21%	0.03%	0.07%	1.50%
Supplemental data:
Net assets, end of year (000’s)	$19,613,260	$18,378,216	$11,895,704	$18,934,966	$15,924,921

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

19

UBS Select 100% US Treasury Preferred Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

Class T
For the period from March 13, 2024[1] to April 30, 2024
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.007
Net realized and unrealized gain (loss)	—
Net increase (decrease) from operations	0.007
Dividends from net investment income	(0.007)
Distributions from net realized gains	—
Total dividends and distributions	(0.007)
Net asset value, end of period	$1.00
Total investment return[2]	0.70%
Ratios to average net assets:
Expenses before fee waivers[3]	1.82%[4]
Expenses after fee waivers[3]	0.14%[4]
Net investment income (loss)[3]	5.22%[4]
Supplemental data:
Net assets, end of period (000’s)	$16,714

[1]	Commencement of operations.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[4]	Annualized.

See accompanying notes to financial statements and the attached Master Trust financial statements.

20

UBS Prime Preferred Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.054	0.032	0.001	0.001	0.018
Net realized and unrealized gain (loss)	0.000 [1]	0.000 [1]	—	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.054	0.032	0.001	0.001	0.018
Dividends from net investment income	(0.054)	(0.032)	(0.001)	(0.001)	(0.018)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	—
Total dividends and distributions	(0.054)	(0.032)	(0.001)	(0.001)	(0.018)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	5.44%	3.15%	0.05%	0.13%	1.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers and/or expense reimbursements[3]	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)[3]	5.39%	3.98%	0.03%	0.14%	1.72%
Supplemental data:
Net assets, end of year (000’s)	$5,939,769	$3,522,941	$342,748	$1,421,887	$1,261,243

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

21

UBS Tax-Free Preferred Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.032	0.018	0.000 [1]	0.000 [1]	0.012
Net realized and unrealized gain (loss)	(0.000)[1]	0.000 [1]	0.000 [1]	—	—
Net increase (decrease) from operations	0.032	0.018	0.000 [1]	0.000 [1]	0.012
Dividends from net investment income	(0.032)	(0.018)	(0.000)[1]	(0.000)[1]	(0.012)
Distributions from net realized gains	—	(0.000)[1]	—	—	—
Total dividends and distributions	(0.032)	(0.018)	(0.000)[1]	(0.000)[1]	(0.012)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	3.25%	1.76%	0.04%	0.02%	1.19%
Ratios to average net assets:
Expenses before fee waivers	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers[3]	0.14%	0.14%	0.07%	0.12%	0.14%
Net investment income (loss)[3]	3.24%	1.91%	0.06%	0.03%	1.12%
Supplemental data:
Net assets, end of year (000’s)	$546,835	$329,070	$189,491	$35,891	$280,243

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.

See accompanying notes to financial statements and the attached Master Trust financial statements.

22

UBS Preferred Funds

Notes to financial statements

Organization and significant accounting policies

UBS Select Prime Preferred Fund (“Prime Preferred Fund”), UBS Select Government Preferred Fund (“Government Preferred Fund”), UBS Select Treasury Preferred Fund (“Treasury Preferred Fund”), UBS Select 100% US Treasury Preferred Fund (“100% US Treasury Preferred Fund”), UBS Prime Preferred Fund (“Prime CNAV Preferred Fund”), and UBS Tax-Free Preferred Fund (“Tax-Free Preferred Fund”) (each a “Fund”, collectively, the “Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Series Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with seventeen series. The financial statements for the other series of the Trust are not included herein.

100% US Treasury Preferred Fund currently offers Class T and Class P shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for minimum initial investment levels and that Class P shares are available only to certain types of investors.

Prime Preferred Fund, Government Preferred Fund, Treasury Preferred Fund, 100% US Treasury Preferred Fund, Prime CNAV Preferred Fund, and Tax-Free Preferred Fund are “feeder funds” that invest all of their investable assets in “master funds”—Prime Master Fund, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund, respectively (each a “Master Fund”, collectively, the “Master Funds” and each a diversified series of Master Trust, an open-end investment company registered with the SEC under the 1940 Act). The feeder funds and their respective Master Funds have the same investment objectives.

Prime Preferred Fund, Treasury Preferred Fund, and Tax-Free Preferred Fund commenced operations on August 28, 2007. Prime CNAV Preferred Fund commenced operations on January 19, 2016, Government Preferred Fund commenced operations on June 28, 2016 and 100% US Treasury Preferred Fund commenced operations on March 13, 2024.

UBS Asset Management (Americas) LLC (“UBS AM”) (formerly, UBS Asset Management (Americas) Inc.) is the investment advisor and administrator for the Master Funds and the administrator for the feeder funds. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The performance of each Fund is directly affected by the performance of the corresponding Master Fund. The value of such investment reflects each Fund’s proportionate interest in the net assets of its corresponding Master Fund (46.14% for Prime Preferred Fund, 62% for Government Preferred Fund, 50.37% for Treasury Preferred Fund, 66.67% for 100% US Treasury Preferred Fund, 44.68% for Prime CNAV Preferred Fund, and 47.60% for Tax-Free Preferred Fund at April 30, 2024).

All of the net investment income and realized and unrealized gains and losses from investment activities of each Master Fund are allocated pro rata, based on respective ownership interests, among the corresponding Fund and other investors in the Master Fund (e.g., other feeder funds) at the time of such determination. The financial statements of the Master Funds, including the Portfolio of investments, are included elsewhere in this report and should be read in connection with the Funds’ financial statements. The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

23

UBS Preferred Funds

Notes to financial statements

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—Each Fund records its investment in its corresponding Master Fund at fair value. Securities held by the Master Funds are valued as indicated in the Master Funds’ Notes to financial statements, which are included elsewhere in this report.

Floating net asset value per share funds—Consistent with Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), Prime Preferred Fund calculates its net asset value to four decimals (e.g., $1.0000) using market based pricing and expects that its share price will fluctuate.

On occasion, it is possible that the end of day accounting net asset value (“NAV”) per share of a floating NAV Fund (“FNAV”), as reported in a shareholder report, for example, may differ from the last transactional NAV per share (used for purposes of processing purchases and redemptions); while this is not expected to occur with great frequency, it may happen should certain factors align on a given business day. The final end-of-day NAV per share for accounting and financial statement reporting purposes is designed to reflect all end-of-day accounting activities, which may include, but are not limited to, income and expense accruals, dividend and distribution reinvestments as well as final share activity; such items are factored into the Fund after the last transactional NAV per share is calculated on a given day (normally, the last transactional NAV per share is calculated as of 3 pm, Eastern time, as explained in the Fund’s offering circular).

Constant net asset value per share funds—Government Preferred Fund, Treasury Preferred Fund, 100% US Treasury Preferred Fund, Prime CNAV Preferred Fund, and Tax-Free Preferred Fund (collectively the “Constant NAV Funds”) attempt to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Constant NAV Funds will be able to maintain a stable net asset value of $1.00 per share. The Constant NAV Funds have adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable each to do so. Government Preferred Fund and Treasury Preferred Fund have adopted a policy to operate as “government money market funds”. Under Rule 2a-7, a “government money market fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As “government money market funds”, Government Preferred Fund, Treasury Preferred Fund and 100% US Treasury Preferred Fund are permitted to seek to maintain a stable price per share. Prime CNAV Preferred Fund and Tax-Free Preferred Fund operate as “retail money market funds”. Under Rule 2a-7, a “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As “retail money market funds”, Prime CNAV Preferred Fund and Tax-Free Preferred Fund are permitted to seek to maintain a stable price per share.

Liquidity fee—Consistent with Rule 2a-7, Prime Preferred Fund, Prime CNAV Preferred Fund and Tax-Free Preferred Fund may be subject to the possible imposition of a liquidity fee under certain circumstances. Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund may impose a fee upon the sale of your shares of each related feeder fund. For the period ended April 30, 2024, Prime Preferred Fund, Prime CNAV Preferred Fund and Tax-Free Preferred Fund were not subject to any liquidity fees.

By operating as “government money market funds”, Government Preferred Fund, Treasury Preferred Fund and 100% US Treasury Preferred Fund are exempt from requirements that permit the imposition of a liquidity fee. While

24

UBS Preferred Funds

Notes to financial statements

the Funds’ Board of Trustees (the “Board”) may elect to subject Government Preferred Fund, Treasury Preferred Fund and 100% US Treasury Preferred Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Deferred offering costs—With respect to 100% US Treasury Preferred Fund, offering costs consist primarily of legal fees and other costs incurred with the Fund’s share offerings, the preparation of the Fund’s registration statement, and registration fees. Deferred offering costs are amortized over a period of 12 months.

Administrator

UBS AM serves as the administrator to each Fund pursuant to an Administration Agreement approved by the Trust’s board. In accordance with the Administration Agreement, each Fund pays UBS AM an administration fee, which is accrued daily and paid monthly, at the below annual rate, as a percentage of each Fund’s average daily net assets:

Fund	Administration fee
Prime Preferred Fund	0.08%
Government Preferred Fund	0.08
Treasury Preferred Fund	0.08
100% US Treasury Preferred Fund	0.08
Prime CNAV Preferred Fund	0.08
Tax-Free Preferred Fund	0.08

At April 30, 2024, each Fund owed UBS AM for administrative services as follows:

Fund	Net amount owed to UBS AM
Prime Preferred Fund	$588,308
Government Preferred Fund	830,234
Treasury Preferred Fund	1,179,011
100% US Treasury Preferred Fund	1,096
Prime CNAV Preferred Fund	397,748
Tax-Free Preferred Fund	29,266

In exchange for these fees, UBS AM has agreed to bear all of the Funds’, (with the exception of the 100% US Treasury Preferred Fund’s), expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the Funds, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the Funds’ independent trustees, it is contractually obligated to reduce its fee in an amount equal to those fees and expenses. UBS AM estimates that the independent trustees’ fees and expenses will be 0.01% or less of each Fund’s average daily net assets, and that the amounts disclosed in the table above for accrued administration fees are net of independent trustees’ fees and expenses previously paid. At April 30, 2024, UBS AM did not owe the Funds any additional reductions in administration fees for independent trustees’ fees and expenses.

25

UBS Preferred Funds

Notes to financial statements

With respect to 100% US Treasury Preferred Fund, such Fund will bear all expenses not specifically assumed by UBS AM incurred in its operations and the offering of its shares. This Fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund’s operating expenses through March 11, 2025 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.14%. The Fund has agreed to repay UBS AM for any waived management fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the Fund’s expenses in any of those three years to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

The Funds and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its administration fees so that the total ordinary operating expenses of the Funds do not exceed 0.14% through August 31, 2024 for each of the funds. The fee waiver agreement may be terminated by the Funds’ Board at any time and also will terminate automatically upon the expiration or termination of the Funds’ contract with UBS AM. At April 30, 2024, UBS AM owed the Funds and for the period ended April 30, 2024, UBS was contractually obligated to waive, as follows, and such waived amounts are not subject to future recoupment, except with respect to 100% US Treasury Preferred Fund:

Fund	Amounts owed by UBS AM	Amounts waived by UBS AM
Prime Preferred Fund	$325,195	$3,005,636
Government Preferred Fund	474,204	4,912,980
Treasury Preferred Fund	628,653	8,033,291
100% US Treasury Preferred Fund	23,147	36,549
Prime CNAV Preferred Fund	214,197	2,107,006
Tax-Free Preferred Fund	28,807	179,674

In addition, UBS AM may voluntarily undertake to waive fees, including in the event that the Funds’ yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. At April 30, 2024, there were no amounts owed by UBS AM for this undertaking.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the periods ended April 30, 2024 and April 30, 2023 were as follows:

Prime Preferred Fund

	For the year ended April 30, 2024			For the year ended April 30, 2023
	Shares	Amount		Shares	Amount
Shares sold	38,546,423,146	$38,549,173,203	*	11,925,095,072	$11,926,391,068
Shares repurchased	(33,869,266,190)	(33,873,351,788)		(8,418,479,046)	(8,419,436,633)
Dividends reinvested	333,107,363	333,140,779		83,454,184	83,464,589
Net increase (decrease)	5,010,264,319	$5,008,962,194		3,590,070,210	$3,590,419,024

*	Includes $1,416,820,252 attributed to the Plan of Reorganization pursuant to which UBS Select Prime Series II Preferred Fund transferred its assets to UBS Select Prime Preferred Fund.

26

UBS Preferred Funds

Notes to financial statements

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

Government Preferred Fund

	For the years ended April 30,
	2024	2023
Shares sold	$65,569,654,562	$45,772,084,922
Shares repurchased	(64,221,359,069)	(34,635,499,993)
Dividends reinvested	556,675,567	176,217,443
Net increase (decrease) in beneficial interest	$1,904,971,060	$11,312,802,372

Treasury Preferred Fund

	For the years ended April 30,
	2024	2023
Shares sold	$100,810,862,352	$102,262,623,609
Shares repurchased	(100,337,170,951)	(96,072,028,751)
Dividends reinvested	761,838,279	291,427,328
Net increase (decrease) in beneficial interest	$1,235,529,680	$6,482,022,186

100% US Treasury Preferred Fund

Class T	For the period from March 13, 2024[1] to April 30, 2024
Shares sold	$25,025,026
Shares repurchased	(8,354,781)
Dividends reinvested	44,084
Net increase (decrease) in beneficial interest	$16,714,329

[1]	Commencement of operations.

Prime CNAV Preferred Fund

	For the years ended April 30,
	2024	2023
Shares sold	$13,755,605,114	$10,669,456,244
Shares repurchased	(11,593,752,682)	(7,556,357,788)
Dividends reinvested	254,975,073	67,112,777
Net increase (decrease) in beneficial interest	$2,416,827,505	$3,180,211,233

27

UBS Preferred Funds

Notes to financial statements

Tax-Free Preferred Fund

	For the years ended April 30,
	2024	2023
Shares sold	$1,700,527,589	$1,047,256,684
Shares repurchased	(1,495,223,847)	(912,357,337)
Dividends reinvested	12,461,326	4,679,568
Net increase (decrease) in beneficial interest	$217,765,068	$139,578,915

Federal tax status

Each Fund intends to distribute substantially all of its taxable income and to comply with all the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Funds during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows:

	2024			2023
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains
Prime Preferred Fund	$—	$404,743,050	$—	$—	$110,045,257	$—
Government Preferred Fund	—	641,305,070	—	—	262,101,560	—
Treasury Preferred Fund	—	1,045,758,940	485,756	—	510,331,122	—
100% US Treasury Preferred Fund	—	115,510	—	—	—	—
Prime CNAV Preferred Fund	—	283,810,966	—	—	87,746,385	—
Tax-Free Preferred Fund	14,544,077	—	—	5,986,467	8	2

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
Prime Preferred Fund	$—	$42,055,333	$—	$(45,476)	$601,607	$(42,055,676)	$555,788
Government Preferred Fund	—	60,132,541	—	—	—	(60,132,975)	(434)
Treasury Preferred Fund	—	80,548,132	—	—	—	(80,548,132)	—
100% US Treasury Preferred Fund	—	73,837	—	—	—	(73,837)	—
Prime CNAV Preferred Fund	—	27,824,341	—	(17,947)	—	(27,824,328)	(17,934)
Tax-Free Preferred Fund	1,537,790	—	—	(10)	—	(1,537,758)	22

Net capital losses recognized by the Funds may be carried forward indefinitely, and retain their character as short term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

28

UBS Preferred Funds

Notes to financial statements

At April 30, 2024, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Prime Preferred Fund	$45,476	$—	$45,476
Government Preferred Fund	—	—	—
Treasury Preferred Fund	—	—	—
100% US Treasury Preferred Fund	—	—	—
Prime CNAV Preferred Fund	17,947	—	17,947
Tax-Free Preferred Fund	10	—	10

During the fiscal year ended April 30, 2024, the following Fund had capital loss carryforward utilized:

Fund	Capital loss carryforwards utilized
Prime CNAV Preferred Fund	$200

At April 30, 2024, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

Fund	Distributable earnings (losses)	Beneficial interest
Prime Preferred Fund	$(22,792)	$22,792

The primary reason for this permanent difference is capital loss carryforwards from the target fund in a merger.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Funds did not incur any interest or penalties.

29

UBS Preferred Funds

Notes to financial statements

Each of the tax years in the four year period ended April 30, 2024, and since inception for the 100% US Treasury Preferred Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Reorganization of Funds

Following the close of business on February 23, 2024, the Target Fund reorganized into the existing Destination Fund within the Trust. The reorganization into the existing Destination Fund was as follows:

Target Fund	Destination Fund
UBS Select Prime Series II Preferred Fund (formerly, UBS Select ESG Prime Preferred Fund)	UBS Select Prime Preferred Fund

Pursuant to an Agreement and Plan of Reorganization, the Target Fund transferred all of its property and assets to the corresponding Destination Fund. In exchange, the Destination Fund assumed all of the liabilities of the Target Fund and issued shares to that Target Fund, as described below. The reorganization was accomplished by a tax-free exchange of shares of the Target Fund for shares of the Destination Fund outstanding following the close of business on February 23, 2024. The allocated cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Feeder Fund’s allocated realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Fund	Fund Shares	Destination Fund	Destination Fund Shares	Dollar Amount	Exchange Ratio(A)
UBS Select Prime Series II Preferred Fund	1,416,787,675	UBS Select Prime Preferred Fund	1,416,820,252	1,416,820,252	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Fund shares outstanding on Reorganization Date.

The net assets of the Target Fund, including unrealized appreciation (depreciation), were combined with those of the Destination Fund. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
UBS Select Prime Series II Preferred Fund	(2,015)	1,416,820,252	UBS Select Prime Preferred Fund	10,472,967,045	11,889,787,297

Assuming the reorganizations had been completed as of the beginning of the annual reporting period of the relevant accounting and performance survivor, the pro forma results of operations for the period ended April 30, 2024 would have been as follows (unaudited):

Destination Fund	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
UBS Select Prime Preferred Fund	504,556,277	663,623	505,219,900

Subsequent Event

The Board of Trustees (the “Board”) has approved the conversion of the Select Prime Preferred Fund (the “fund”) to act as a “retail money market fund” as defined by Rule 2a-7 under the investment Company Act of 1940, as amended. The fund’s conversion to a retail money market fund will not result in any change to the fund’s investment objective or principal investment strategies. As a result, investments in the fund will be limited to shareholder accounts beneficially owned by natural persons. The conversion is scheduled to take place after the close of business on August 16, 2024. The Board also approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the fund by UBS Prime Preferred Fund (the “Acquiring Fund”), also a series of the Trust and a retail money market fund. The Agreement and Plan of Reorganization sets forth the terms by which the fund will transfer its assets and liabilities in exchange for shares of the Acquiring Fund, followed by the distribution of shares of the Acquiring Fund to the shareholders of the fund and the complete liquidation of the fund (the “Reorganization”). The Reorganization is scheduled to take place on or about August 23, 2024.

30

UBS Preferred Funds

Report of independent registered public accounting firm

To the Shareholders of UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select 100% US Treasury Preferred Fund, UBS Prime Preferred Fund, and UBS Tax-Free Preferred Fund and the Board of Trustees of UBS Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select 100% US Treasury Preferred Fund, UBS Prime Preferred Fund, and UBS Tax-Free Preferred Fund (collectively referred to as the “Funds”) (six of the funds constituting UBS Series Funds (the “Trust”)), as of April 30, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds comprising the Trust) at April 30, 2024, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting UBS Series Funds	Statement of operations	Statements of changes in net assets	Financial highlights
UBS Select Prime Preferred Fund UBS Select Treasury Preferred Fund UBS Prime Preferred Fund UBS Tax-Free Preferred Fund UBS Select Government Preferred Fund	For the year ended April 30, 2024	For each of the two years in the period ended April 30, 2024	For each of the five years in the period ended April 30, 2024
UBS Select 100% US Treasury Preferred Fund	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

31

UBS Prime Preferred Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Funds and Master Funds file their complete schedules of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. These reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Funds and Master Funds make portfolio holdings information available to shareholders on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfunds. A more limited portfolio holdings report for each of Master Trust—Prime Master Fund (the master fund in which UBS Select Prime Preferred Fund invests) and Master Trust—Prime CNAV Master Fund (the master fund in which UBS Prime Preferred Fund invests) is available on a weekly basis at the same UBS Web address. Investors also may find additional information about the Funds at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Fund’s (and corresponding Master Fund’s) (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Funds designate the following ordinary income distributions paid as qualified interest income and qualified short term capital gains for the fiscal year ended April 30, 2024:

Fund	Qualified interest income	Qualified short term capital gains	Long term capital gains
Prime Preferred Fund	$247,077,112	$—	$—
Government Preferred Fund	641,305,070	—	—
Treasury Preferred Fund	811,611,393	—	485,756
100% US Treasury Preferred Fund	115,510	—	—
Prime CNAV Preferred Fund	100,185,616	—	—

32

Master Trust

Annual Report  |  April 30, 2024

Includes:

•	Prime Master Fund
•	Government Master Fund
•	Treasury Master Fund
•	100% US Treasury Master Fund
•	Prime CNAV Master Fund
•	Tax-Free Master Fund

Master Trust

Understanding a Master Fund’s expenses (unaudited)

(Note: The expense information provided in this section is relevant for direct investors in the Master Funds. Investors in the related “feeder funds” should instead focus on separate expense examples relevant to the particular feeder funds; the expense examples for the feeder funds will reflect their proportionate share of the corresponding Master Funds’ expenses.)

As an owner of a Master Fund, an investor such as a feeder fund incurs ongoing costs, including management fees and other Master Fund expenses. These examples are intended to help you understand a Master Fund investor’s ongoing costs (in dollars) of investing in a Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below for each Master Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes

The second line in the table below for each Master Fund provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Master Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

34

Master Trust

Understanding a Master Fund’s expenses (unaudited) (concluded)

	Beginning account value November 1, 2023	Ending account value April 30, 2024	Expenses paid during period 11/01/23 to 04/30/24[1]	Expense ratio during the period

Prime Master Fund
Actual	$1,000.00	$1,027.50	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Government Master Fund
Actual	$1,000.00	$1,026.80	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Treasury Master Fund
Actual	$1,000.00	$1,026.50	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

100% US Treasury Master Fund[2]
Actual	$1,000.00	$1,007.00	$0.13	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Prime CNAV Master Fund
Actual	$1,000.00	$1,027.50	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

Tax-Free Master Fund
Actual	$1,000.00	$1,016.20	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

[1]	Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one–half year period).
[2]

100% US Treasury Master Fund commenced operations on March 13, 2024. Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 49 divided by 366 (to reflect the inception period from March 13, 2024 to April 30, 2024). Hypothetical expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

35

Master Trust

Portfolio characteristics at a glance—April 30, 2024  (unaudited)

Prime Master Fund

Characteristics
Weighted average maturity[1]	15 days

Top five issuer breakdown by country or territory of origin[2]
United States	66.2%
Japan	6.1
Canada	5.6
United Kingdom	3.7
Sweden	3.2
Total	84.8%

Portfolio composition[2]
Repurchase agreements	53.9%
Commercial paper	35.0
Certificates of deposit	7.4
Time deposits	3.1
Other assets in excess of liabilities	0.6
Total	100.0%

You could lose money by investing in a money market fund. Because the price of interests in Prime Master Fund will fluctuate, when you sell your shares of each related feeder fund, your shares of the related feeder fund may be worth more or less than what you originally paid for them. Prime Master Fund may impose a fee upon sale of your shares of each related feeder fund under certain circumstances. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

36

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

Government Master Fund

Characteristics
Weighted average maturity[1]	35 days

Portfolio composition[2]
U.S. Treasury obligations	57.3%
Repurchase agreements	35.1
U.S. government agency obligations	8.0
Liabilities in excess of other assets	(0.4)
Total	100.0%

You could lose money by investing in a money market fund. Although Government Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Government Master Fund cannot guarantee it will do so. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

37

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

Treasury Master Fund

Characteristics
Weighted average maturity[1]	36 days

Portfolio composition[2]
U.S. Treasury obligations	62.4%
Repurchase agreements	38.7
Liabilities in excess of other assets	(1.1)
Total	100.0%

You could lose money by investing in a money market fund. Although Treasury Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Treasury Master Fund cannot guarantee it will do so. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

38

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

100% US Treasury Master Fund

Characteristics
Weighted average maturity[1]	40 days

Portfolio composition[2]
U.S. Treasury obligations	101.5%
Liabilities in excess of other assets	(1.5)
Total	100.0%

You could lose money by investing in a money market fund. Although 100% US Treasury Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, 100% US Treasury Master Fund cannot guarantee it will do so. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

39

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (continued)

Prime CNAV Master Fund

Characteristics
Weighted average maturity[1]	17 days

Top five issuer breakdown by country or territory of origin[2]
United States	55.4%
Japan	9.0
Canada	5.9
Netherlands	5.5
Sweden	5.2
Total	81.0%

Portfolio composition[2]
Commercial paper	40.6%
Repurchase agreements	39.3
Certificates of deposit	13.6
Time deposits	5.6
Other assets in excess of liabilities	0.9
Total	100.0%

Investments in the fund are intended to be limited to feeder funds with accounts beneficially owned by natural persons. Each feeder fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons.

You could lose money by investing in a money market fund. Although Prime CNAV Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Prime CNAV Master Fund cannot guarantee it will do so. Prime CNAV Master Fund may impose a fee upon sale of your shares of each related feeder fund under certain circumstances. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

40

Master Trust

Portfolio characteristics at a glance—April 30, 2024 (unaudited) (concluded)

Tax-Free Master Fund

Characteristics
Weighted average maturity[1]	5 days

Portfolio composition[2]
Municipal bonds	94.9%
Tax-exempt commercial paper	4.6
Other assets in excess of liabilities	0.5
Total	100.0%

Investments in the fund are intended to be limited to feeder funds with accounts beneficially owned by natural persons. Each feeder fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons.

You could lose money by investing in a money market fund. Although Tax-Free Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Tax-Free Master Fund cannot guarantee it will do so. Tax-Free Master Fund may impose a fee upon sale of your shares of each related feeder fund under certain circumstances. An investment in a money market fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

41

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Certificates of deposit—7.4%
Banking-non-U.S.—7.0%
Bank of Nova Scotia
Secured Overnight Financing Rate + 0.630%, 5.950%, due 05/01/24[1]	$65,000,000	$65,050,063
Canadian Imperial Bank of Commerce 5.830%, due 05/13/24	88,000,000	88,010,383
Mitsubishi UFJ Trust & Banking Corp.
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	72,000,000	72,016,129
Mizuho Bank Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	100,000,000	100,018,112
5.800%, due 05/03/24	133,000,000	133,003,878
MUFG Bank Ltd.
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	95,000,000	95,016,178
Nordea Bank Abp
5.245%, due 08/01/24	52,000,000	51,971,127
5.900%, due 07/15/24	82,000,000	82,062,007
Oversea-Chinese Banking Corp. Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	36,000,000	36,004,061
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	77,000,000	77,010,474
Royal Bank of Canada
5.730%, due 05/09/24	97,000,000	97,007,333
Secured Overnight Financing Rate + 0.630%, 5.950%, due 05/01/24[1]	66,000,000	66,050,208
Skandinaviska Enskilda Banken AB
5.230%, due 08/30/24	103,000,000	102,924,697
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	45,000,000	45,007,632
Sumitomo Mitsui Banking Corp.
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1]	94,000,000	94,019,733
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	101,000,000	101,018,433
5.800%, due 05/03/24	83,000,000	83,002,329
Sumitomo Mitsui Trust Bank Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	100,000,000	100,010,717

		1,489,203,494

Banking-U.S.—0.4%
Cooperatieve Rabobank UA 5.900%, due 07/03/24	80,000,000	80,050,431

		80,050,431
Total Certificates of deposit (cost—$1,569,000,000)		1,569,253,925

Commercial paper—35.0%
Asset-backed-miscellaneous—13.0%
Antalis SA
5.400%, due 07/02/24[2]	52,000,000	51,506,689
5.410%, due 05/02/24[2]	26,000,000	25,992,312
5.410%, due 05/06/24[2]	34,000,000	33,969,805

	Face amount	Value
Commercial paper—(continued)
Asset-backed-miscellaneous—(continued)
5.410%, due 05/07/24[2]	$27,000,000	$26,972,017
5.430%, due 07/09/24[2]	64,000,000	63,325,096
5.430%, due 07/11/24[2]	45,050,000	44,561,298
Atlantic Asset Securitization LLC
5.340%, due 05/28/24[2]	63,000,000	62,737,044
5.350%, due 06/14/24[2]	46,000,000	45,688,063
5.440%, due 06/12/24[2]	46,000,000	45,702,329
5.514%, due 06/14/24[2]	8,000,000	7,945,750
5.606%, due 06/12/24[2]	8,000,000	7,948,231
Barton Capital SA
5.210%, due 07/29/24[2]	30,000,000	29,595,750
5.320%, due 05/03/24[2]	30,000,000	29,986,689
5.340%, due 05/13/24[2]	30,000,000	29,942,145
5.380%, due 06/14/24[2]	46,000,000	45,689,788
5.380%, due 07/16/24[2]	30,000,000	29,654,420
5.545%, due 06/14/24[2]	8,000,000	7,946,050
Cabot Trail Funding LLC
5.240%, due 06/18/24[2]	35,000,000	34,741,496
5.290%, due 06/27/24[2]	33,000,000	32,711,340
5.330%, due 06/20/24[2]	75,000,000	74,423,381
5.330%, due 08/08/24[2]	45,000,000	44,326,000
5.461%, due 06/27/24[2]	5,000,000	4,956,264
Cancara Asset Securitisation LLC 5.340%, due 05/14/24	30,000,000	29,937,440
Fairway Finance Co. LLC
5.450%, due 05/30/24[2]	37,000,000	36,833,808
5.450%, due 06/04/24[2]	36,000,000	35,811,292
5.450%, due 06/10/24[2]	23,000,000	22,858,716
5.606%, due 05/30/24[2]	7,000,000	6,968,558
5.610%, due 06/04/24[2]	6,000,000	5,968,549
5.615%, due 06/10/24[2]	4,000,000	3,975,429
Gotham Funding Corp.
5.340%, due 05/17/24[2]	70,000,000	69,823,241
5.340%, due 05/20/24[2]	69,000,000	68,794,827
5.350%, due 05/16/24[2]	75,000,000	74,821,811
5.360%, due 07/08/24[2]	24,000,000	23,752,382
5.400%, due 08/01/24[2]	50,000,000	49,303,326
Liberty Street Funding LLC
5.605%, due 05/08/24[2]	34,000,000	33,959,716
5.747%, due 05/08/24[2]	7,000,000	6,991,706
LMA-Americas LLC
5.340%, due 07/17/24[2]	15,000,000	14,824,695
5.340%, due 07/18/24[2]	30,000,000	29,644,917
5.380%, due 08/07/24[2]	50,000,000	49,258,215
5.400%, due 08/01/24[2]	50,000,000	49,303,585
5.450%, due 06/06/24[2]	26,400,000	26,253,417
5.450%, due 06/13/24[2]	23,000,000	22,848,069
5.470%, due 05/10/24[2]	29,000,000	28,956,931
5.480%, due 05/02/24[2]	59,000,000	58,982,553
5.480%, due 05/03/24[2]	60,000,000	59,973,379
5.530%, due 05/28/24[2]	26,600,000	26,488,354
5.613%, due 05/02/24[2]	10,000,000	9,997,043
5.613%, due 05/03/24[2]	11,000,000	10,995,119
5.618%, due 06/13/24[2]	4,000,000	3,973,577
5.687%, due 05/28/24[2]	5,000,000	4,979,014

42

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Commercial paper—(continued)
Asset-backed-miscellaneous—(concluded)
Nieuw Amsterdam Receivables Corp. BV
5.190%, due 07/25/24[2]	$19,000,000	$18,755,475
5.210%, due 07/25/24[2]	78,000,000	76,996,160
Old Line Funding LLC
5.440%, due 06/13/24	27,000,000	26,821,118
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	38,000,000	38,003,382
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	25,000,000	25,005,870
5.584%, due 06/10/24[2]	16,000,000	15,901,460
5.607%, due 06/13/24	4,000,000	3,973,499
Sheffield Receivables Co. LLC
5.325%, due 05/01/24[2]	89,000,000	88,986,844
5.330%, due 05/06/24[2]	90,000,000	89,920,071
5.330%, due 06/03/24[2]	60,000,000	59,695,058
5.330%, due 06/04/24[2]	58,000,000	57,696,534
5.350%, due 06/17/24[2]	45,000,000	44,676,720
5.360%, due 07/09/24[2]	55,000,000	54,422,856
Thunder Bay Funding LLC
5.360%, due 06/18/24	26,000,000	25,810,445
5.450%, due 06/12/24	50,000,000	49,680,227
5.527%, due 06/18/24	7,000,000	6,948,966
Versailles Commercial Paper LLC
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1,2]	75,000,000	75,006,544
Victory Receivables Corp.
5.330%, due 05/02/24[2]	71,000,000	70,979,005
5.350%, due 05/21/24[2]	74,000,000	73,768,885
5.400%, due 07/16/24[2]	53,000,000	52,389,475
5.400%, due 07/18/24[2]	53,000,000	52,373,539
5.400%, due 07/24/24[2]	100,000,000	98,727,755

		2,753,141,514

Banking-non-U.S.—21.3%
ANZ New Zealand International Ltd.
5.160%, due 07/29/24[2]	52,000,000	51,312,300
5.500%, due 08/20/24[2]	59,000,000	58,019,569
5.731%, due 08/20/24[2]	11,000,000	10,817,208
Australia & New Zealand Banking Group Ltd.
5.230%, due 07/15/24[2]	26,525,000	26,228,252
5.413%, due 07/15/24[2]	4,000,000	3,955,250
5.530%, due 08/09/24[2]	77,000,000	75,857,213
5.620%, due 05/10/24[2]	84,000,000	83,875,805
5.753%, due 08/09/24[2]	16,000,000	15,762,538
Bank of Montreal
5.450%, due 06/11/24	90,000,000	89,439,300
5.570%, due 05/16/24	84,000,000	83,801,468
5.616%, due 06/11/24	16,000,000	15,900,320
5.718%, due 05/16/24	17,000,000	16,959,821
Barclays Bank PLC
5.260%, due 09/12/24[2]	100,000,000	97,974,438
5.320%, due 07/09/24[2]	50,000,000	49,477,009
5.340%, due 06/05/24[2]	125,000,000	124,330,150
5.350%, due 05/02/24[2]	45,000,000	44,986,786
5.400%, due 07/25/24[2]	75,000,000	74,033,814

	Face amount	Value

Commercial paper—(continued)
Banking-non-U.S.—(continued)
Canadian Imperial Bank of Commerce
5.430%, due 06/05/24[2]	$85,000,000	$84,549,517
5.590%, due 06/05/24[2]	15,000,000	14,920,503
Cooperatieve Rabobank UA
5.100%, due 08/01/24	49,000,000	48,325,766
5.540%, due 05/07/24	46,000,000	45,952,729
5.679%, due 05/07/24	9,542,000	9,532,194
Dbs Bank Ltd. 5.370%, due 07/29/24[2]	75,000,000	74,000,625
DBS Bank Ltd.
5.310%, due 05/29/24[2]	55,000,000	54,763,448
5.500%, due 05/28/24[2]	79,000,000	78,671,996
5.656%, due 05/28/24[2]	14,000,000	13,941,873
DZ Bank AG Deutsche Zentral-Genossenschaftsbank 5.300%, due 05/01/24[2]	300,000,000	299,955,642
Erste Finance Delaware LLC
5.330%, due 05/01/24[2]	345,000,000	344,948,988
5.330%, due 05/07/24[2]	300,000,000	299,688,501
Federation des Caisses Desjardins du Quebec
5.310%, due 05/06/24[2]	65,000,000	64,942,289
5.340%, due 05/06/24[2]	85,000,000	84,924,532
5.340%, due 05/13/24[2]	120,000,000	119,768,806
5.350%, due 07/03/24[2]	70,000,000	69,328,664
Mizuho Bank Ltd.
5.435%, due 06/05/24[2]	86,000,000	85,535,600
5.450%, due 05/28/24[2]	36,470,000	36,319,729
5.550%, due 05/07/24[2]	41,000,000	40,957,269
5.595%, due 06/05/24[2]	15,000,000	14,919,000
5.689%, due 05/07/24[2]	8,000,000	7,991,662
National Australia Bank Ltd.
5.100%, due 08/06/24[2]	33,000,000	32,511,307
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1,2]	100,000,000	100,007,181
5.630%, due 05/06/24[2]	40,000,000	39,964,815
Nordea Bank Abp 5.615%, due 05/17/24[2]	19,000,000	18,952,447
NRW Bank 5.305%, due 05/07/24[2]	150,000,000	149,845,708
Oversea-Chinese Banking Corp. Ltd. 5.320%, due 05/07/24[2]	93,800,000	93,703,061
Podium Funding Trust
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	51,000,000	51,008,619
5.610%, due 05/07/24	44,000,000	43,954,399
5.716%, due 05/14/24	15,000,000	14,968,873
5.752%, due 05/07/24	9,000,000	8,990,672
Skandinaviska Enskilda Banken AB
5.570%, due 06/17/24[2]	69,000,000	68,515,841
5.630%, due 05/02/24[2]	82,000,000	81,975,843
5.747%, due 06/17/24[2]	13,000,000	12,908,782
Sumitomo Mitsui Banking Corp. 5.696%, due 05/14/24[2]	17,000,000	16,964,890
Sumitomo Mitsui Trust Bank Ltd.
5.110%, due 08/01/24[2]	103,000,000	101,564,906
5.260%, due 06/03/24[2]	93,000,000	92,533,587

43

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value

Commercial paper—(concluded)
Banking-non-U.S.—(concluded)
5.370%, due 07/03/24[2]	$55,000,000	$54,477,815
5.400%, due 07/24/24[2]	50,000,000	49,364,231
5.411%, due 06/03/24[2]	14,000,000	13,929,787
5.420%, due 05/06/24[2]	50,000,000	49,955,952
5.650%, due 05/03/24[2]	66,000,000	65,970,917
Svenska Handelsbanken AB
5.160%, due 07/30/24[2]	69,000,000	68,077,824
5.460%, due 08/06/24[2]	23,000,000	22,669,752
5.675%, due 08/06/24[2]	13,000,000	12,813,338
Secured Overnight Financing Rate + 0.370%, 5.690%, due 05/01/24[1,2]	60,000,000	60,007,397
Swedbank AB
Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1]	97,000,000	97,032,260
5.585%, due 05/14/24	87,000,000	86,821,411
5.732%, due 05/14/24	17,000,000	16,965,103
Toronto-Dominion Bank
5.450%, due 08/14/24[2]	85,000,000	83,657,560
5.672%, due 08/14/24[2]	17,000,000	16,731,512
Westpac Banking Corp.
5.470%, due 08/05/24[2]	22,750,000	22,422,539
5.685%, due 08/05/24[2]	5,000,000	4,928,030
Westpac Securities NZ Ltd. 5.630%, due 05/06/24[2]	32,000,000	31,971,588

		4,502,838,521

Banking-U.S.—0.7%
Cooperatieve Rabobank UA
5.475%, due 06/06/24	40,550,000	40,330,015
5.500%, due 06/13/24	50,295,000	49,970,442
5.510%, due 05/10/24	25,000,000	24,963,307
5.638%, due 06/06/24	7,000,000	6,962,025
5.651%, due 05/10/24	5,000,000	4,992,661
5.670%, due 06/13/24	10,000,000	9,935,469

		137,153,919
Total commercial paper (cost—$7,394,122,078)		7,393,133,954

Time deposits—3.1%
Banking-non-U.S.—3.1%
ABN AMRO Bank N.V. 5.310%, due 05/01/24	125,000,000	125,000,000
Credit Agricole Corporate & Investment Bank S.A. 5.300%, due 05/01/24	247,000,000	247,000,000
Mizuho Bank Ltd. 5.320%, due 05/01/24	275,000,000	275,000,000
Total time deposits (cost—$647,000,000)		647,000,000

Repurchase agreements—53.9%
Repurchase agreement dated 04/30/24 with Bank of America NA, 5.310% due 05/01/24, collateralized by $9,249,708 Federal National Mortgage Association obligation, 2.500% due 12/01/51; (value—$6,324,000); proceeds: $6,200,915	6,200,000	6,200,000

	Face amount	Value

Repurchase agreements—(continued)
Repurchase agreement dated 12/01/22 with J.P. Morgan Securities LLC, 5.650% due 06/04/24, collateralized by $42,555,000 various asset-backed convertible bonds, 0.125% to 4.625% due 06/15/24 to 09/30/29; (value—$55,000,226); proceeds: $54,049,167[3]	$50,000,000	$50,000,000
Repurchase agreement dated 12/01/22 with J.P. Morgan Securities LLC, 5.550% due 05/07/24, collateralized by $56,972,000 various asset-backed convertible bonds, zero coupon to 7.500% due 05/15/24 to 03/15/66; (value—$58,093,175); proceeds: $58,295,700[3]	54,000,000	54,000,000
Repurchase agreement dated 01/25/23 with J.P. Morgan Securities LLC, 5.690% due 07/29/24, collateralized by $88,480,013 various asset-backed convertible bonds, zero coupon to 8.750% due 06/15/24 to 06/01/58; (value—$63,000,000); proceeds: $64,371,817[3]	60,000,000	60,000,000
Repurchase agreement dated 05/15/23 with J.P. Morgan Securities LLC, 5.550% due 05/07/24, collateralized by $67,481,032 various asset-backed convertible bonds, zero coupon to 11.000% due 12/15/24 to 08/15/31; (value—$82,499,781); proceeds: $79,058,438[3]	75,000,000	75,000,000
Repurchase agreement dated 04/01/24 with BofA Securities Inc, 5.970% due 08/05/24, collateralized by $192,702,693 various asset-backed convertible bonds, zero coupon to 12.250% due 05/15/24 to 12/01/86; (value—$186,375,939); proceeds: $175,841,604[3]	175,000,000	175,000,000
Repurchase agreement dated 04/30/24 with BNP Paribas SA, 5.450% due 05/01/24, collateralized by $224,065,133 various asset-backed convertible bonds, zero coupon to 10.500% due 06/15/24 to 12/31/99; (value—$192,426,978); proceeds: $175,026,493	175,000,000	175,000,000
Repurchase agreement dated 04/30/24 with Barclays Bank PLC, 5.310% due 05/01/24, collateralized by $367,836,541 Federal Home Loan Mortgage Corp., obligations, 1.500% to 6.000% due 01/25/51 to 03/01/54 and $666,318,028 Federal National Mortgage Association obligations, 2.000% to 6.000% due 06/01/51 to 03/01/54; (value—$408,000,000); proceeds: $400,059,000	400,000,000	400,000,000

44

Prime Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value

Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $3,649,735,600 U.S. Treasury Bills, zero coupon due 07/25/24 to 10/10/24, $1,462,454,300 U.S. Treasury Bonds, 2.250% to 2.875% due 05/15/49 to 08/15/49, $1,757,479,000 U.S. Treasury Inflation Index Notes, 0.125% due 10/15/24 to 10/15/25, and $3,955,628,000 U.S. Treasury Notes, 0.250% to 5.380% due 08/31/24 to 10/31/25; (value—$10,584,540,217); proceeds: $10,378,530,608	$10,377,000,000	$10,377,000,000
Total repurchase agreements (cost—$11,372,200,000)		11,372,200,000
Total investments (cost—$20,982,322,078 which approximates cost for federal income tax purposes)—99.4%		20,981,587,879

Other assets in excess of liabilities—0.6%		125,288,751
Net assets—100.0%		$21,106,876,630

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

45

Prime Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

Certificates of deposit	$—	$1,569,253,925	$—	$1,569,253,925
Commercial paper	—	7,393,133,954	—	7,393,133,954
Time deposits	—	647,000,000	—	647,000,000
Repurchase agreements	—	11,372,200,000	—	11,372,200,000
Total	$—	$20,981,587,879	$—	$20,981,587,879

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $6,483,155,405, represented 30.7% of the Master Fund’s net assets at period end.

[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

46

Government Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. government agency obligations—8.0%
Federal Farm Credit Banks Funding Corp.
Secured Overnight Financing Rate + 0.090%, 5.410%, due 05/01/24[1]	$22,000,000	$22,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.105%, 5.425%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.120%, 5.440%, due 05/01/24[1]	33,000,000	33,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	53,000,000	53,000,000
Secured Overnight Financing Rate + 0.130%, 5.450%, due 05/01/24[1]	150,500,000	150,500,000
Secured Overnight Financing Rate + 0.135%, 5.455%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.140%, 5.460%, due 05/01/24[1]	86,000,000	86,001,197
Secured Overnight Financing Rate + 0.150%, 5.470%, due 05/01/24[1]	109,000,000	109,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	156,000,000	156,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	263,000,000	263,000,000
Secured Overnight Financing Rate + 0.165%, 5.485%, due 05/01/24[1]	61,000,000	61,000,000
3 mo. Treasury money market yield + 0.160%, 5.486%, due 05/01/24[1]	40,000,000	40,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	24,000,000	24,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	58,000,000	58,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	60,000,000	60,000,000
Federal Home Loan Banks
Secured Overnight Financing Rate + 0.055%, 5.375%, due 05/01/24[1]	93,000,000	93,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	90,000,000	90,000,000
Secured Overnight Financing Rate + 0.115%, 5.435%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	142,000,000	142,000,000
Total U.S. government agency obligations (cost—$1,871,501,197)		1,871,501,197

U.S. Treasury obligations—57.3%
U.S. Treasury Bills
5.174%, due 07/18/24[2]	204,000,000	201,801,050
5.185%, due 08/01/24[2]	204,000,000	201,401,153
5.222%, due 07/25/24[2]	201,000,000	198,617,592
5.250%, due 07/05/24[2]	205,000,000	203,132,649
5.286%, due 06/27/24[2]	101,000,000	100,187,624
5.308%, due 08/22/24[2]	110,000,000	108,239,083
5.308%, due 09/12/24[2]	111,000,000	108,892,850

	Face amount	Value

U.S. Treasury obligations—(continued)
5.312%, due 06/04/24[2]	$212,000,000	$210,968,856
5.313%, due 09/05/24[2]	111,000,000	109,000,967
5.313%, due 09/26/24[2]	243,000,000	237,900,105
5.329%, due 10/10/24[2]	248,000,000	242,286,080
5.334%, due 10/03/24[2]	243,000,000	237,637,969
5.340%, due 06/20/24[2]	185,000,000	183,681,875
5.340%, due 08/29/24[2]	109,000,000	107,136,100
5.340%, due 09/19/24[2]	231,000,000	226,358,633
5.343%, due 05/14/24[2]	206,000,000	205,614,666
5.349%, due 05/21/24[2]	202,000,000	201,418,128
5.349%, due 05/28/24[2]	202,000,000	201,214,473
5.353%, due 05/02/24[2]	204,000,000	203,970,477
5.364%, due 05/07/24[2]	206,000,000	205,821,467
5.364%, due 08/06/24[2]	261,000,000	257,343,100
5.367%, due 10/17/24[2]	232,000,000	226,385,632
5.369%, due 07/11/24[2]	248,000,000	245,444,394
5.370%, due 07/30/24[2]	244,000,000	240,824,950
5.372%, due 10/24/24[2]	232,000,000	226,147,413
5.374%, due 05/16/24[2]	200,000,000	199,564,167
5.374%, due 05/23/24[2]	220,000,000	219,296,856
5.374%, due 06/27/24[2]	243,000,000	240,987,757
5.375%, due 07/05/24[2]	243,000,000	240,705,337
5.375%, due 07/16/24[2]	230,000,000	227,470,256
5.377%, due 10/31/24[2]	235,000,000	228,863,693
5.379%, due 05/09/24[2]	221,000,000	220,742,903
5.380%, due 06/18/24[2]	215,000,000	213,505,033
5.380%, due 06/25/24[2]	215,000,000	213,287,017
5.384%, due 06/06/24[2]	222,000,000	220,836,720
5.389%, due 06/20/24[2]	231,000,000	229,317,229
5.391%, due 07/02/24[2]	216,000,000	214,056,300
5.395%, due 06/13/24[2]	221,000,000	219,614,146
5.395%, due 07/18/24[2]	232,000,000	229,361,000
5.395%, due 08/01/24[2]	235,000,000	231,881,354
5.396%, due 08/13/24[2]	246,000,000	242,283,213
5.400%, due 05/30/24[2]	218,000,000	217,077,164
5.400%, due 07/25/24[2]	232,000,000	229,121,428
5.404%, due 06/06/24[2]	204,000,000	202,941,240
5.404%, due 06/13/24[2]	202,000,000	200,747,768
5.406%, due 08/27/24[2]	232,000,000	228,015,271
5.446%, due 05/23/24[2]	288,000,000	287,079,520
5.457%, due 05/30/24[2]	311,000,000	309,687,234
5.479%, due 05/09/24[2]	190,000,000	189,777,911
5.489%, due 05/16/24[2]	287,000,000	286,369,796
5.543%, due 05/02/24[2]	194,000,000	193,971,331
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363%, due 05/01/24[1]	329,000,000	328,958,484
3 mo. Treasury money market yield + 0.140%, 5.466%, due 05/01/24[1]	522,000,000	521,945,760
3 mo. Treasury money market yield + 0.150%, 5.476%, due 05/01/24[1]	232,000,000	232,000,000
3 mo. Treasury money market yield + 0.200%, 5.526%, due 05/01/24[1]	449,000,000	449,103,334
3 mo. Treasury money market yield + 0.245%, 5.571%, due 05/01/24[1]	699,000,000	699,315,892
U.S. Treasury Notes
0.625%, due 10/15/24	101,000,000	99,029,858

47

Government Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value

U.S. Treasury obligations—(concluded)
0.750%, due 11/15/24	$51,000,000	$49,823,643
1.500%, due 10/31/24	101,000,000	99,266,770
1.500%, due 11/30/24	51,000,000	49,946,352
Total U.S. Treasury obligations (cost—$13,357,379,023)		13,357,379,023

Repurchase agreements—35.1%
Repurchase agreement dated 03/31/22 with Mitsubishi UFJ Securities Americas, Inc., 5.310% due 06/04/24, collateralized by $10,394,671 Federal Home Loan Mortgage Corp., obligations, 3.500% to 6.000% due 09/01/38 to 08/01/52 and $269,122,672 Federal National Mortgage Association obligations, 2.500% to 6.000% due 12/01/24 to 05/01/53; (value—$102,000,000); proceeds: $111,224,750[3]	100,000,000	100,000,000
Repurchase agreement dated 02/01/23 with J.P. Morgan Securities LLC, 5.330% due 05/07/24, collateralized by $701,165,489 Federal National Mortgage Association obligations, 1.500% to 6.500% due 11/01/32 to 04/01/54; (value—$204,000,000); proceeds: $213,443,444[3]	200,000,000	200,000,000
Repurchase agreement dated 04/30/24 with Mitsubishi UFJ Securities Americas, Inc., 5.320% due 05/01/24, collateralized by $318,823 Federal Home Loan Mortgage Corp., obligations, 2.500% to 4.500% due 12/01/46 to 05/01/52, $405,272,836 Federal National Mortgage Association obligations, 2.000% to 6.500% due 12/01/24 to 05/01/54 and $129,968,035 Government National Mortgage Association obligations, 1.000% to 6.500% due 01/20/39 to 01/20/54; (value—$280,500,000); proceeds: $275,040,639	275,000,000	275,000,000
Repurchase agreement dated 09/19/23 with J.P. Morgan Securities LLC, 5.440% due 07/29/24, collateralized by $806,868,126 Federal Home Loan Mortgage Corp., obligations, zero coupon to 4.840% due 01/25/38 to 01/25/55, $1,171,532,611 Federal National Mortgage Association obligations, zero coupon to 5.500% due 03/25/33 to 11/25/53 and $2,129,834,372 Government National Mortgage Association obligations, zero coupon to 5.000% due 06/20/43 to 03/16/64; (value—$309,000,000); proceeds: $310,154,667[3]	300,000,000	300,000,000

	Face amount	Value

Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Toronto-Dominion Bank, 5.320% due 05/01/24, collateralized by $476,580,146 Federal Home Loan Mortgage Corp., obligations, 1.500% to 5.845% due 02/15/27 to 10/15/52, $1,101,970,558 Federal National Mortgage Association obligations, 1.000% to 6.500% due 05/25/30 to 09/25/53 and $353,380,522 Government National Mortgage Association obligations, 2.500% to 7.500% due 07/16/32 to 03/20/54; (value—$408,000,000); proceeds: $400,059,111	$400,000,000	$400,000,000
Repurchase agreement dated 04/30/24 with J.P. Morgan Securities LLC, 5.320% due 05/01/24, collateralized by $1,072,455,184 Federal National Mortgage Association obligations, 2.000% to 7.047% due 12/01/34 to 04/01/59; (value—$510,000,000); proceeds: $500,073,889	500,000,000	500,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $2,478,949,800 U.S. Treasury Bills, zero coupon due 06/04/24 to 06/25/24, $199,421,200 U.S. Treasury Inflation Index Note, 0.625% due 01/15/26 and $3,919,423,900 U.S. Treasury Notes, 0.250% to 5.000% due 10/31/25 to 12/31/25; (value—$6,541,260,211); proceeds: $6,413,945,918	6,413,000,000	6,413,000,000
Total repurchase agreements (cost—$8,188,000,000)		8,188,000,000
Total investments (cost—$23,416,880,220 which approximates cost for federal income tax purposes)—100.4%		23,416,880,220

Liabilities in excess of other assets—(0.4)%		(93,409,649)
Net assets—100.0%		$23,323,470,571

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

48

Government Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

U.S. government agency obligations	$—	$1,871,501,197	$—	$1,871,501,197
U.S. Treasury obligations	—	13,357,379,023	—	13,357,379,023
Repurchase agreements	—	8,188,000,000	—	8,188,000,000
Total	$—	$23,416,880,220	$—	$23,416,880,220

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]	Rates shown reflect yield at April 30, 2024.
[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

49

Treasury Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. Treasury obligations—62.4%
U.S. Treasury Bills
5.174%, due 07/18/24[1]	$379,000,000	$374,914,696
5.185%, due 08/01/24[1]	379,000,000	374,171,751
5.222%, due 07/25/24[1]	375,000,000	370,555,208
5.250%, due 07/05/24[1]	367,000,000	363,656,987
5.286%, due 06/27/24[1]	363,000,000	360,080,272
5.308%, due 08/22/24[1]	191,000,000	187,942,408
5.308%, due 09/12/24[1]	201,000,000	197,184,350
5.312%, due 06/04/24[1]	377,000,000	375,166,314
5.313%, due 09/05/24[1]	204,000,000	200,326,102
5.313%, due 09/26/24[1]	402,000,000	393,563,137
5.329%, due 10/10/24[1]	1,000,000	976,960
5.329%, due 10/10/24[1]	400,000,000	390,784,000
5.334%, due 10/03/24[1]	396,000,000	387,261,875
5.340%, due 06/20/24[1]	371,000,000	368,356,625
5.340%, due 08/29/24[1]	191,000,000	187,733,900
5.340%, due 09/19/24[1]	400,000,000	391,963,000
5.343%, due 05/14/24[1]	379,000,000	378,291,059
5.349%, due 05/21/24[1]	380,000,000	378,905,389
5.349%, due 05/28/24[1]	375,000,000	373,541,719
5.353%, due 05/02/24[1]	379,000,000	378,945,150
5.364%, due 05/07/24[1]	372,000,000	371,677,600
5.364%, due 08/06/24[1]	394,000,000	388,479,622
5.367%, due 10/17/24[1]	405,000,000	395,199,056
5.369%, due 07/11/24[1]	401,000,000	396,867,751
5.370%, due 07/30/24[1]	402,000,000	396,768,975
5.372%, due 10/24/24[1]	378,000,000	368,464,320
5.374%, due 05/16/24[1]	350,000,000	349,237,292
5.374%, due 05/23/24[1]	381,000,000	379,782,282
5.374%, due 06/27/24[1]	402,000,000	398,671,105
5.375%, due 07/05/24[1]	396,000,000	392,260,550
5.375%, due 07/16/24[1]	402,000,000	397,578,447
5.377%, due 10/31/24[1]	397,000,000	386,633,558
5.379%, due 05/09/24[1]	385,000,000	384,552,117
5.380%, due 06/18/24[1]	386,000,000	383,316,013
5.380%, due 06/25/24[1]	382,000,000	378,956,468
5.384%, due 06/06/24[1]	407,000,000	404,867,320
5.389%, due 06/20/24[1]	400,000,000	397,086,111
5.391%, due 07/02/24[1]	390,000,000	386,490,542
5.395%, due 06/13/24[1]	405,000,000	402,460,312
5.395%, due 07/18/24[1]	405,000,000	400,393,125
5.395%, due 08/01/24[1]	397,000,000	391,731,479
5.396%, due 08/13/24[1]	402,000,000	395,926,227
5.400%, due 05/30/24[1]	383,000,000	381,378,687
5.400%, due 07/25/24[1]	378,000,000	373,309,912
5.404%, due 06/06/24[1]	359,000,000	357,136,790
5.404%, due 06/13/24[1]	375,000,000	372,675,312
5.406%, due 08/27/24[1]	386,000,000	379,370,236
5.446%, due 05/23/24[1]	541,000,000	539,270,904
5.457%, due 05/30/24[1]	541,000,000	538,716,379
5.479%, due 05/09/24[1]	363,000,000	362,575,693
5.489%, due 05/16/24[1]	549,000,000	547,794,487
5.543%, due 05/02/24[1]	359,000,000	358,946,948
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363%, due 05/01/24[2]	1,126,000,000	1,125,890,352

	Face amount	Value
U.S. Treasury obligations—(concluded)
3 mo. Treasury money market yield + 0.140%, 5.466%, due 05/01/24[2]	$1,096,000,000	$ 1,095,869,132
3 mo. Treasury money market yield + 0.150%, 5.476%, due 05/01/24[2]	386,000,000	386,000,000
3 mo. Treasury money market yield + 0.200%, 5.526%, due 05/01/24[2]	794,000,000	794,179,047
3 mo. Treasury money market yield + 0.245%, 5.571%, due 05/01/24[2]	1,246,000,000	1,246,542,370
U.S. Treasury Notes
0.625%, due 10/15/24	188,000,000	184,332,805
0.750%, due 11/15/24	94,000,000	91,831,812
1.500%, due 10/31/24	188,000,000	184,773,790
1.500%, due 11/30/24	94,000,000	92,057,983
Total U.S. Treasury obligations (cost—$24,394,373,813)		24,394,373,813

Repurchase agreements—38.7%
Repurchase agreement dated 04/30/24 with Toronto-Dominion Bank, 5.300%, due 05/01/24, collateralized by $106,587,500 U.S. Treasury Notes, 1.125% to 4.500%, due 02/28/25 to 04/30/29; (value—$102,000,029); proceeds: $100,014,722	100,000,000	100,000,000
Repurchase agreement dated 04/30/24 with J.P. Morgan Securities LLC, 5.310%, due 05/01/24, collateralized by $277,194,800 U.S. Treasury Note, 0.750%, due 05/31/26; (value—$255,000,021); proceeds: $250,036,875	250,000,000	250,000,000
Repurchase agreement dated 03/21/24 with Barclays Bank PLC, 5.330%, due 05/02/24, collateralized by $720,921,800 U.S. Treasury Bonds, 2.375% to 3.750%, due 08/15/41 to 05/15/51 and $1,573,296,100 U.S. Treasury Notes, 0.250% to 4.250%, due 09/30/25 to 02/28/31; (value—$2,040,000,022); proceeds: $2,012,436,667	2,000,000,000	2,000,000,000
Repurchase agreement dated 04/30/24 with Barclays Bank PLC, 5.330%, due 05/01/24, collateralized by $3,207,551,565 U.S. Treasury Bond Strips, zero coupon due 08/15/24 to 02/15/52, $417,184,600 U.S. Treasury Bond Principal Strips, zero coupon due 08/15/25 to 05/15/53, $622,782,700 U.S. Treasury Inflation Index Bonds, 0.125% to 3.875%, due 01/15/26 to 02/15/53 and $1,153,448,500 U.S. Treasury Inflation Index Notes, 0.125% to 1.750%, due 10/15/24 to 01/15/34; (value—$4,171,800,075); proceeds: $4,090,605,547	4,090,000,000	4,090,000,000

50

Treasury Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310%, due 05/01/24, collateralized by $600,694,100 U.S. Treasury Bills, zero coupon due 06/25/24 to 07/05/24, $4,049,406,600 U.S. Treasury Inflation Index Notes, 0.125% to 0.625%, due 07/15/24 to 01/15/26 and $3,176,638,400 U.S. Treasury Notes, 0.375% to 5.500%, due 01/31/26 to 03/31/26; (value—$8,851,560,304); proceeds: $8,679,280,005	$8,678,000,000	$$8,678,000,000
Total repurchase agreements (cost—$15,118,000,000)		15,118,000,000
Total investments (cost—$39,512,373,813 which approximates cost for federal income tax purposes)—101.1%		39,512,373,813

Liabilities in excess of other assets—(1.1)%		(415,343,546)
Net assets—100.0%		$39,097,030,267

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

U.S. Treasury obligations	$—	$24,394,373,813	$—	$24,394,373,813
Repurchase agreements	—	15,118,000,000	—	15,118,000,000
Total	$—	$39,512,373,813	$—	$39,512,373,813

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]	Rates shown reflect yield at April 30, 2024.
[2]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

51

100% US Treasury Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
U.S. Treasury obligations—101.5%
U.S. Treasury Bills
5.303%, due 07/25/24[1]	$500,000	$493,942
5.310%, due 08/22/24[1]	250,000	245,984
5.313%, due 09/26/24[1]	250,000	244,753
5.317%, due 08/08/24[1]	510,000	502,799
5.329%, due 10/10/24[1]	250,000	244,240
5.334%, due 10/03/24[1]	250,000	244,484
5.352%, due 05/14/24[1]	450,000	449,150
5.353%, due 05/28/24[1]	500,000	498,042
5.354%, due 05/21/24[1]	380,000	378,892
5.356%, due 05/21/24[1]	500,000	498,547
5.358%, due 06/04/24[1]	500,000	497,534
5.362%, due 05/14/24[1]	760,000	758,559
5.362%, due 05/21/24[1]	370,000	368,920
5.363%, due 05/23/24[1]	530,000	528,298
5.364%, due 05/09/24[1]	195,000	194,772
5.364%, due 06/11/24[1]	500,000	497,027
5.364%, due 06/18/24[1]	500,000	496,522
5.364%, due 08/06/24[1]	250,000	246,497
5.365%, due 07/02/24[1]	500,000	495,516
5.367%, due 10/17/24[1]	250,000	243,950
5.368%, due 05/16/24[1]	390,000	389,145
5.369%, due 06/25/24[1]	500,000	496,015
5.369%, due 07/11/24[1]	250,000	247,424
5.370%, due 07/30/24[1]	250,000	246,747
5.371%, due 05/09/24[1]	510,000	509,404
5.371%, due 05/28/24[1]	1,000,000	996,051
5.372%, due 10/24/24[1]	250,000	243,693
5.373%, due 07/09/24[1]	500,000	495,007
5.374%, due 05/02/24[1]	500,000	499,927
5.374%, due 05/02/24[1]	750,000	749,890
5.374%, due 05/07/24[1]	750,000	749,342
5.374%, due 05/09/24[1]	500,000	499,416
5.374%, due 06/27/24[1]	250,000	247,930
5.375%, due 06/20/24[1]	250,000	248,183
5.375%, due 07/05/24[1]	250,000	247,639
5.376%, due 05/16/24[1]	820,000	818,200
5.377%, due 06/04/24[1]	780,000	776,120
5.377%, due 10/31/24[1]	250,000	243,472
5.378%, due 06/06/24[1]	780,000	775,885
5.379%, due 05/07/24[1]	500,000	499,561
5.380%, due 05/30/24[1]	1,230,000	1,224,771
5.387%, due 05/23/24[1]	770,000	767,516
5.387%, due 06/06/24[1]	750,000	746,040
5.395%, due 07/18/24[1]	250,000	247,156
5.395%, due 08/01/24[1]	250,000	246,682
5.396%, due 08/13/24[1]	250,000	246,223
5.400%, due 07/25/24[1]	250,000	246,898
5.406%, due 08/27/24[1]	250,000	245,706

	Face amount	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363%, due 05/01/24[2]	$740,000	$740,025
3 mo. Treasury money market yield + 0.140%, 5.466%, due 05/01/24[2]	740,000	740,359
3 mo. Treasury money market yield + 0.150%, 5.476%, due 05/01/24[2]	250,000	250,000
3 mo. Treasury money market yield + 0.200%, 5.526%, due 05/01/24[2]	740,000	740,750
3 mo. Treasury money market yield + 0.245%, 5.571%, due 05/01/24[2]	928,000	928,940
Total U.S. Treasury obligations (cost—$25,478,545)		25,478,545
Total investments (cost—$25,478,545 which approximates cost for federal income tax purposes)—101.5%		25,478,545

Liabilities in excess of other assets—(1.5)%		(379,533)
Net assets—100.0%		$25,099,012

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

52

100% US Treasury Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

U.S. Treasury obligations	$—	$25,478,545	$—	$25,478,545
Total	$—	$25,478,545	$—	$25,478,545

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]	Rates shown reflect yield at April 30, 2024.
[2]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

See accompanying notes to financial statements.

53

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Certificates of deposit—13.6%
Banking-non-U.S.—12.3%
Bank of Nova Scotia Secured Overnight Financing Rate + 0.350%, 5.670%, due 05/01/24[1]	$75,000,000	$75,000,000
Canadian Imperial Bank of Commerce
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	72,000,000	72,000,000
5.830%, due 05/13/24	63,000,000	63,000,000
Mitsubishi UFJ Trust & Banking Corp. Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	51,000,000	51,000,000
Mizuho Bank Ltd.
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	67,000,000	67,000,000
5.800%, due 05/03/24	84,000,000	84,000,000
MUFG Bank Ltd.
5.400%, due 08/21/24	70,000,000	70,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	65,000,000	65,000,000
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	67,000,000	67,000,000
Nordea Bank Abp
5.245%, due 08/01/24	35,000,000	35,000,000
5.900%, due 07/15/24	58,000,000	58,000,000
Oversea-Chinese Banking Corp. Ltd.
Secured Overnight Financing Rate + 0.110%, 5.430%, due 05/01/24[1]	54,000,000	54,000,000
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	25,000,000	25,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	54,000,000	54,000,000
Secured Overnight Financing Rate + 0.220%, 5.540%, due 05/01/24[1]	72,000,000	72,000,000
Royal Bank of Canada
5.730%, due 05/09/24	60,000,000	60,000,000
Secured Overnight Financing Rate + 0.630%, 5.950%, due 05/01/24[1]	49,000,000	49,000,000
Skandinaviska Enskilda Banken AB
5.230%, due 08/30/24	69,000,000	69,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	31,000,000	31,000,000
Sumitomo Mitsui Banking Corp.
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	70,000,000	70,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	44,000,000	44,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1]	66,000,000	66,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1]	72,000,000	72,000,000
Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	64,000,000	64,000,000
5.800%, due 05/03/24	60,000,000	60,000,000
Sumitomo Mitsui Trust Bank Ltd.
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	73,000,000	73,000,000

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-U.S.—(concluded)
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1]	$67,000,000	$67,000,000

		1,637,000,000

Banking-U.S.—1.3%
Cooperatieve Rabobank UA 5.900%, due 07/03/24	57,000,000	57,000,000
KBC Bank NV
5.310%, due 05/07/24	60,000,000	60,000,000
5.330%, due 05/06/24	60,000,000	60,000,000

		177,000,000
Total Certificates of deposit (cost—$1,814,000,000)		1,814,000,000

Commercial paper—40.6%
Asset-backed-miscellaneous—16.3%
Antalis SA
5.400%, due 07/02/24[2]	36,000,000	35,665,200
5.410%, due 05/02/24[2]	18,000,000	17,997,295
5.410%, due 05/06/24[2]	24,000,000	23,981,967
5.410%, due 05/07/24[2]	19,000,000	18,982,868
5.430%, due 07/09/24[2]	43,000,000	42,552,478
5.430%, due 07/11/24[2]	30,000,000	29,678,725
Atlantic Asset Securitization LLC
5.340%, due 05/28/24[2]	37,000,000	36,851,815
5.350%, due 06/14/24[2]	33,000,000	32,784,217
5.440%, due 06/12/24[2]	33,000,000	32,790,560
5.550%, due 05/01/24[1,2]	75,000,000	75,000,000
Barton Capital SA
5.210%, due 07/29/24[2]	20,000,000	19,742,394
5.320%, due 05/03/24[2]	20,000,000	19,994,089
5.340%, due 05/13/24[2]	20,000,000	19,964,400
5.380%, due 06/14/24[2]	33,000,000	32,783,007
5.380%, due 07/16/24[2]	20,000,000	19,772,844
Cabot Trail Funding Llc 5.310%, due 05/01/24[2]	100,000,000	100,000,000
Cabot Trail Funding LLC
5.210%, due 08/01/24[2]	74,000,000	73,014,731
5.290%, due 06/27/24[2]	23,000,000	22,807,356
5.330%, due 06/20/24[2]	45,000,000	44,666,875
5.330%, due 08/08/24[2]	10,000,000	9,853,425
Cancara Asset Securitisation LLC 5.340%, due 05/14/24	20,000,000	19,961,433
Fairway Finance Co. LLC
5.450%, due 05/30/24[2]	26,000,000	25,885,853
5.450%, due 06/04/24[2]	27,000,000	26,861,025
5.450%, due 06/10/24[2]	16,000,000	15,903,111
Gotham Funding Corp. 5.360%, due 07/08/24[2]	16,000,000	15,838,009
Liberty Street Funding LLC
5.265%, due 09/05/24[2]	27,864,000	27,346,461
5.605%, due 05/08/24[2]	24,000,000	23,973,843
LMA-Americas LLC
5.340%, due 07/17/24[2]	10,000,000	9,885,783
5.340%, due 07/18/24[2]	20,000,000	19,768,600
5.380%, due 10/08/24[2]	50,000,000	48,804,445

54

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Commercial paper—(continued)
Asset-backed-miscellaneous—(concluded)
5.450%, due 06/06/24[2]	$20,000,000	$19,891,000
5.450%, due 06/13/24[2]	17,000,000	16,889,335
5.460%, due 06/10/24[2]	41,000,000	40,751,267
5.470%, due 05/10/24[2]	21,275,000	21,245,906
5.480%, due 05/02/24[2]	43,000,000	42,993,454
5.480%, due 05/03/24[2]	44,000,000	43,986,604
5.530%, due 05/28/24[2]	19,000,000	18,921,198
Nieuw Amsterdam Receivables Corp. BV
5.190%, due 07/25/24[2]	12,000,000	11,852,950
5.210%, due 07/25/24[2]	52,000,000	51,360,328
5.230%, due 08/22/24[2]	67,000,000	65,900,102
Old Line Funding LLC
5.440%, due 06/13/24	19,000,000	18,876,542
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1,2]	50,000,000	50,000,000
Secured Overnight Financing Rate + 0.190%, 5.510%, due 05/01/24[1,2]	55,000,000	55,000,000
Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1,2]	28,000,000	28,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	27,000,000	27,000,000
Secured Overnight Financing Rate + 0.240%, 5.560%, due 05/01/24[1,2]	18,000,000	18,000,000
5.570%, due 05/01/24[1]	37,000,000	37,000,000
Sheffield Receivables Co. LLC
5.260%, due 08/21/24[2]	72,000,000	70,821,760
5.330%, due 05/06/24[2]	70,000,000	69,948,181
5.330%, due 06/03/24[2]	37,000,000	36,819,224
5.330%, due 06/04/24[2]	35,000,000	34,823,814
5.360%, due 07/09/24[2]	15,000,000	14,845,900
Starbird Funding Corp. 5.310%, due 05/01/24[2]	25,000,000	25,000,000
Thunder Bay Funding LLC
5.360%, due 06/18/24	19,000,000	18,864,213
5.450%, due 06/12/24	36,000,000	35,771,100
Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1,2]	17,000,000	17,000,000
5.570%, due 05/01/24[1]	55,000,000	55,000,000
Versailles Commercial Paper LLC
Secured Overnight Financing Rate + 0.120%, 5.440%, due 05/01/24[1,2]	72,000,000	72,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1,2]	54,000,000	54,000,000
Victory Receivables Corp.
5.330%, due 05/02/24[2]	49,000,000	48,992,745
5.350%, due 05/21/24[2]	46,000,000	45,863,278
5.400%, due 07/16/24[2]	35,000,000	34,601,000
5.400%, due 07/18/24[2]	35,000,000	34,590,500

		2,179,723,210

Banking-non-U.S.—22.9%
ANZ New Zealand International Ltd.
5.160%, due 07/29/24[2]	35,000,000	34,553,517
5.500%, due 08/20/24[2]	43,000,000	42,270,792

	Face amount	Value
Commercial paper—(continued)
Banking-non-U.S.—(continued)
Australia & New Zealand Banking Group Ltd.
5.230%, due 07/15/24[2]	$19,000,000	$18,792,979
5.530%, due 08/09/24[2]	57,000,000	56,124,417
5.620%, due 05/10/24[2]	57,000,000	56,919,915
Bank of Montreal 5.450%, due 06/11/24	39,000,000	38,757,929
5.570%, due 05/16/24	60,000,000	59,860,750
Bank of Nova Scotia Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1,2]	72,000,000	72,000,000
Barclays Bank PLC 5.340%, due 05/10/24[2]	30,000,000	29,959,950
5.350%, due 05/24/24[2]	20,000,000	19,931,639
Canadian Imperial Bank of Commerce 5.430%, due 06/05/24[2]	62,000,000	61,672,692
Commonwealth Bank of Australia Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1,2]	72,000,000	72,000,000
Cooperatieve Rabobank UA
5.100%, due 08/01/24	34,000,000	33,556,867
5.540%, due 05/07/24	33,000,000	32,969,530
DBS Bank Ltd.
5.310%, due 05/29/24[2]	33,000,000	32,863,710
5.500%, due 05/28/24[2]	58,000,000	57,760,750
DZ Bank AG Deutsche Zentral-Genossenschaftsbank 5.300%, due 05/01/24[2]	445,000,000	445,000,000
Erste Finance Delaware LLC
5.330%, due 05/01/24[2]	100,000,000	100,000,000
5.330%, due 05/07/24[2]	100,000,000	99,911,167
Federation des Caisses Desjardins du Quebec
5.340%, due 05/13/24[2]	20,000,000	19,964,400
5.350%, due 07/03/24[2]	20,000,000	19,812,750
Mizuho Bank Ltd.
5.435%, due 06/05/24[2]	64,000,000	63,661,822
5.450%, due 05/28/24[2]	27,000,000	26,889,637
5.550%, due 05/07/24[2]	30,000,000	29,972,250
National Australia Bank Ltd.
5.100%, due 08/06/24[2]	23,000,000	22,683,942
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1,2]	67,000,000	67,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1,2]	72,000,000	72,000,000
Secured Overnight Financing Rate + 0.280%, 5.600%, due 05/01/24[1,2]	71,000,000	71,000,000
5.630%, due 05/06/24[2]	28,000,000	27,978,105
Nordea Bank Abp Secured Overnight Financing Rate + 0.150%, 5.470%, due 05/01/24[1,2]	71,000,000	71,000,000
Oversea-Chinese Banking Corp. Ltd. 5.320%, due 07/01/24[2]	58,000,000	57,477,162
Podium Funding Trust
Secured Overnight Financing Rate + 0.230%, 5.550%, due 05/01/24[1]	36,000,000	36,000,000
5.570%, due 05/01/24[1]	70,000,000	70,000,000
5.610%, due 05/07/24	33,000,000	32,969,145

55

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Commercial paper—(continued)
Banking-non-U.S.—(concluded)
Skandinaviska Enskilda Banken AB
5.570%, due 06/17/24[2]	$48,000,000	$47,650,947
5.630%, due 05/02/24[2]	59,000,000	58,990,773
Sumitomo Mitsui Trust Bank Ltd.
5.110%, due 08/01/24[2]	69,000,000	68,098,937
5.260%, due 06/03/24[2]	65,000,000	64,686,592
5.370%, due 07/03/24[2]	37,000,000	36,652,292
5.420%, due 05/06/24[2]	36,000,000	35,972,900
5.650%, due 05/03/24[2]	36,000,000	35,988,700
Svenska Handelsbanken AB
5.160%, due 07/30/24[2]	46,000,000	45,406,600
5.200%, due 01/03/25[2]	74,000,000	71,359,844
5.460%, due 08/06/24[2]	49,310,000	48,584,568
Secured Overnight Financing Rate + 0.370%, 5.690%, due 05/01/24[1,2]	52,000,000	52,000,000
Swedbank AB Secured Overnight Financing Rate + 0.210%, 5.530%, due 05/01/24[1]	67,000,000	67,000,000
5.550%, due 05/01/24[1]	74,000,000	74,000,000
5.560%, due 05/01/24[1]	64,000,000	64,000,000
5.585%, due 05/14/24	61,000,000	60,876,975
Toronto-Dominion Bank 5.450%, due 08/14/24[2]	61,000,000	60,030,354
United Overseas Bank Ltd. 5.390%, due 07/17/24[2]	72,000,000	71,169,940
Westpac Banking Corp. 5.470%, due 08/05/24[2]	16,000,000	15,766,613
Westpac Securities NZ Ltd. 5.630%, due 05/06/24[2]	23,000,000	22,982,015

		3,054,533,867

Banking-U.S.—1.4%
Collateralized Commercial Paper FLEX Co. LLC Secured Overnight Financing Rate + 0.250%, 5.570%, due 05/01/24[1,2]	50,000,000	50,000,000
Collateralized Commercial Paper V Co. LLC Secured Overnight Financing Rate + 0.300%, 5.620%, due 05/01/24[1]	50,000,000	50,000,000
Cooperatieve Rabobank UA
5.475%, due 06/06/24	30,000,000	29,835,750
5.500%, due 06/13/24	36,000,000	35,763,500
5.510%, due 05/10/24	18,000,000	17,975,205

		183,574,455
Total commercial paper (cost—$5,417,831,532)		5,417,831,532

Time deposits: 5.6%
Banking-non-U.S.—5.6%
ABN AMRO Bank NV 5.310%, due 05/01/24	400,000,000	400,000,000
Credit Agricole Corporate & Investment Bank SA 5.300%, due 05/01/24	121,000,000	121,000,000

	Face amount	Value

Time deposits—(concluded)
Banking-non-U.S.—(concluded)
Mizuho Bank Ltd. 5.320%, due 05/01/24	$225,000,000	$225,000,000
Total time deposits (cost—$746,000,000)		746,000,000

Repurchase agreements—39.3%
Repurchase agreement dated 04/01/24 with BofA Securities Inc, 5.970% due 08/05/24, collateralized by $27,327,955 various asset-backed convertible bonds, 0.250% to 11.250% due 05/15/24 to 12/31/99; (value—$26,485,196); proceeds: $25,120,229[3]	25,000,000	25,000,000
Repurchase agreement dated 01/25/23 with J.P. Morgan Securities LLC, 5.690% due 7/29/24, collateralized by $49,278,893 various asset-backed convertible bonds, zero coupon to 6.250% due 06/01/24 to 06/01/55; (value—$42,000,000); proceeds: $42,914,544[3]	40,000,000	40,000,000
Repurchase agreement dated 04/30/24 with BNP Paribas SA, 5.450% due 05/01/24, collateralized by $56,142,000 various asset-backed convertible bonds, 3.150% to 9.375% due 06/05/24 to 12/31/99; (value—$54,000,199); proceeds: $50,007,569	50,000,000	50,000,000
Repurchase agreement dated 04/01/24 with BofA Securities Inc, 5.970% due 08/05/24, collateralized by $69,641,000 various asset-backed convertible bonds, zero coupon to 8.250% due 08/12/24 to 09/01/54; (value—$68,754,995); proceeds: $65,312,596[3]	65,000,000	65,000,000
Repurchase agreement dated 04/30/24 with BNP Paribas SA, 5.410% due 05/01/24, collateralized by $657,526,995 various asset-backed convertible bonds, zero coupon to 11.330% due 02/25/27 to 12/15/86; (value—$132,544,095); proceeds: $125,018,785	125,000,000	125,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $1,441,452,300 U.S. Treasury Bills, zero coupon due 07/16/24 to 07/25/24, and $119,277,600 U.S. Treasury Inflation Index Notes, 0.125% due 07/15/24; (value—$1,581,000,248); proceeds: $1,550,228,625	1,550,000,000	1,550,000,000

56

Prime CNAV Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Barclays Bank PLC, 5.330% due 05/01/24, collateralized by $180,811,900 U.S. Treasury Inflation Index Bonds, 2.375% due 01/15/25 and $2,745,035,700 U.S. Treasury Inflation Index Notes, 0.125% to 1.250% due 07/15/24 to 07/15/32; (value—$3,468,000,055); proceeds: $3,400,503,389	$3,400,000,000	$3,400,000,000
Total repurchase agreements (cost—$5,255,000,000)		5,255,000,000
Total investments (cost—$13,232,831,532 which approximates cost for federal income tax purposes)—99.1%		13,232,831,532

Other assets in excess of liabilities—0.9%		124,119,419
Net assets—100.0%		$13,356,950,951

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

Certificates of deposit	$—	$1,814,000,000	$—	$1,814,000,000
Commercial paper	—	5,417,831,532	—	5,417,831,532
Time deposits	—	746,000,000	—	746,000,000
Repurchase agreements	—	5,255,000,000	—	5,255,000,000
Total	$—	$13,232,831,532	$—	$13,232,831,532

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $4,528,792,593, represented 33.9% of the Master Fund’s net assets at period end.

[3]

Investment has a put feature, which allows the Master Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Master Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

57

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—94.9%
Alabama—0.1%
Mobile County Industrial Development Authority, Exxon Capital Venture, Inc., Revenue Bonds, 3.800%, VRD	$1,160,000	$1,160,000

Alaska—1.9%
City of Valdez, Exxon Mobil Corp., Refunding, Revenue Bonds,
Series B, 3.900%, VRD	13,350,000	13,350,000
Series C, 3.900%, VRD	9,080,000	9,080,000

		22,430,000

Arizona—0.5%
Industrial Development Authority of the City of Phoenix, Mayo Clinic, Revenue Bonds, Series B-REM, 3.850%, VRD	5,800,000	5,800,000

California—3.8%
California Statewide Communities Development Authority, Rady Children’s Hospital Obligated Group, Revenue Bonds, Series B, 3.600%, VRD	25,320,000	25,320,000
Los Angeles Department of Water & Power Power System Revenue, Refunding, Revenue Bonds, Subseries A-3-REMK, 3.650%, VRD	14,550,000	14,550,000
State of California, GO Bonds, Series A3, 3.600%, VRD	4,500,000	4,500,000

		44,370,000

District of Columbia—1.4%
District of Columbia Water & Sewer Authority, Subordinate Lien, Revenue Bonds, Subseries B-2, 3.810%, VRD	11,000,000	11,000,000
Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds, Subseries D-2, 3.750%, VRD	4,600,000	4,600,000

		15,600,000

Florida—0.9%
Florida Keys Aqueduct Authority, Refunding, Revenue Bonds, 3.800%, VRD	5,645,000	5,645,000
Hillsborough County Industrial Development Authority, BayCare Obligated Group, Refunding, Revenue Bonds, Series B, 3.750%, VRD	4,955,000	4,955,000

		10,600,000

	Face amount	Value
Municipal bonds—(continued)
Illinois—8.8%
Illinois Development Finance Authority, Francis W. Parker School Project, Revenue Bonds, 3.750%, VRD	$9,700,000	$9,700,000
Illinois Finance Authority, Hospital Sisters Services Obligated Group, Refunding, Revenue Bonds, Series G, 3.780%, VRD	7,600,000	7,600,000
Illinois Finance Authority, Refunding, Revenue Bonds, Series C, 3.650%, VRD	8,650,000	8,650,000
Illinois Finance Authority, Steppenwolf Theatre Co., Revenue Bonds,
3.830%, VRD	6,410,000	6,410,000
3.830%, VRD	6,550,000	6,550,000
Illinois Finance Authority, The University of Chicago Medical Center, Revenue Bonds, Series E-2-REMK, 3.770%, VRD	900,000	900,000
Illinois Finance Authority, University of Chicago Medical Center Obligated Group, Revenue Bonds, Series E-1-REMK, 3.770%, VRD	16,250,000	16,250,000
Illinois Finance Authority, University of Chicago, Refunding, Revenue Bonds, Series C, 3.700%, VRD	30,610,000	30,610,000
Illinois Finance Authority, University of Chicago, Revenue Bonds, Series B, 3.700%, VRD	11,205,000	11,205,000
Village of Brookfield IL, Brookfield Zoo Project, Revenue Bonds, 3.750%, VRD	3,630,000	3,630,000

		101,505,000

Indiana—9.1%
Indiana Finance Authority, Ascension Health, Revenue Bonds, Series E4, 3.750%, VRD	17,440,000	17,440,000
Indiana Finance Authority, Duke Energy Indiana Project, Refunding, Revenue Bonds, Series A-5, 3.800%, VRD	47,515,000	47,515,000
Indiana Finance Authority, Trinity Health, Refunding, Revenue Bonds, Series D-1, 3.750%, VRD	39,450,000	39,450,000

		104,405,000

Maryland—2.0%
County of Montgomery, GO Bonds, Series E, 3.650%, VRD	14,350,000	14,350,000

58

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—(continued)
Maryland—(concluded)
Maryland Economic Development Corp., Howard Hughes Medical Institute, Revenue Bonds, Series A, 3.680%, VRD	$5,900,000	$5,900,000
Montgomery County Housing Opportunities Commission, Housing Development, Revenue Bonds, Series A, 3.780%, VRD	2,835,000	2,835,000

		23,085,000

Massachusetts—0.6%
Massachusetts Health & Educational Facilities Authority, Baystate Medical Obligated Group, Revenue Bonds, Series J-2-R, 3.750%, VRD	7,350,000	7,350,000

Michigan—0.5%
Green Lake Township Economic Development Corp., Interlochen Center Project, Refunding, Revenue Bonds, 3.700%, VRD	6,000,000	6,000,000

Minnesota—0.6%
City of Minneapolis MN, Fairview Health Services Obligated Group, Refunding, Revenue Bonds, Series B, 3.800%, VRD	1,700,000	1,700,000
Midwest Consortium of Municipal Utilities, Draw Down-Association Financing Program, Revenue Bonds, Series B, 3.700%, VRD	5,320,000	5,320,000

		7,020,000

Mississippi—4.8%
Mississippi Business Finance Corp., Chevron USA, Inc. Project, Revenue Bonds,
Series A, 3.950%, VRD	4,750,000	4,750,000
Series B, 3.950%, VRD	15,110,000	15,110,000
Series B, 3.950%, VRD	2,800,000	2,800,000
Series E, 3.950%, VRD	3,200,000	3,200,000
Series F, 3.950%, VRD	1,100,000	1,100,000
Series I, 3.950%, VRD	14,350,000	14,350,000
Mississippi Business Finance Corp., Chevron USA, Inc., Revenue Bonds,
Series C, 3.950%, VRD	5,125,000	5,125,000

	Face amount	Value
Municipal bonds—(continued)
Mississippi—(concluded)
Series E, 3.950%, VRD	$3,440,000	$3,440,000
Series G, 3.950%, VRD	5,000,000	5,000,000

		54,875,000

Missouri—2.8%
Health & Educational Facilities Authority of the State of Missouri, Ascension Health, Revenue Bonds, Series C-3-RMKT, 3.700%, VRD	10,000,000	10,000,000
Health & Educational Facilities Authority of the State of Missouri, BJC Healthcare System, Revenue Bonds, Series D, 3.750%, VRD	9,615,000	9,615,000
Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds,
Series B-1, 3.650%, VRD	3,500,000	3,500,000
Series B-2-REMK, 3.950%, VRD	1,725,000	1,725,000
Health & Educational Facilities Authority of the State of Missouri, Washington University, Revenue Bonds,
Series B, 3.650%, VRD	2,700,000	2,700,000
Series C-REMK, 3.700%, VRD	5,000,000	5,000,000

		32,540,000

Nebraska—1.2%
Douglas County Hospital Authority No. 2, Children’s Hospital Obligated Group, Refunding, Revenue Bonds, Series A, 3.800%, VRD	13,810,000	13,810,000

Nevada—0.9%
County of Clark Department of Aviation, Subordinate Lien, Revenue Bonds, Series D-2A-RMKT, 3.800%, VRD	10,325,000	10,325,000

New York—16.8%
City of New York, GO Bonds, Subseries D-4, 3.750%, VRD	22,550,000	22,550,000
Dutchess County Industrial Development Agency, Marist College Civic Facility, Revenue Bonds, Series A, 3.700%, VRD	4,305,000	4,305,000

59

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
Metropolitan Transportation Authority, Refunding, Revenue Bonds,
Series A-1-REMK, 3.750%, VRD	$9,260,000	$9,260,000
Subseries 2012G-1-REMK, 3.850%, VRD	19,570,000	19,570,000
New York City Housing Development Corp., Royal Properties, Revenue Bonds, Series A-RMKT, 3.580%, VRD	11,800,000	11,800,000
New York City Municipal Water Finance Authority, Revenue Bonds,
Series 2008-BB-1-R, 3.770%, VRD	13,845,000	13,845,000
Series 2008-BB-5, 3.850%, VRD	37,510,000	37,510,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds,
Series A-4, 3.850%, VRD	36,725,000	36,725,000
Series C-6, 3.750%, VRD	17,500,000	17,500,000
New York State Dormitory Authority, Rockefeller University, Revenue Bonds,
Series A, 3.770%, VRD	9,745,000	9,745,000
Series A2, 3.770%, VRD	3,000,000	3,000,000
New York State Energy Research & Development Authority, Consolidated Edison, Revenue Bonds, Subseries A-1, 3.750%, VRD	3,000,000	3,000,000
Triborough Bridge & Tunnel Authority, Refunding, Revenue Bonds, Series 2005B-4C-REMK, 3.750%, VRD	5,000,000	5,000,000

		193,810,000

North Carolina—1.1%
Charlotte-Mecklenburg Hospital Authority, Atrium Health Obligated Group, Revenue Bonds, Series E-REMK, 3.750%, VRD	12,385,000	12,385,000

Ohio—4.9%
Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group, Revenue Bonds,
Series A-R, 3.750%, VRD	9,500,000	9,500,000
Series B-R, 3.750%, VRD	2,940,000	2,940,000
Series C-R, 3.750%, VRD	4,985,000	4,985,000

	Face amount	Value
Municipal bonds—(continued)
Ohio—(concluded)
County of Montgomery OH, Premier Health Partners Obligated Group, Refunding, Revenue Bonds, Series C, 3.850%, VRD	$4,350,000	$4,350,000
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group, Revenue Bonds, Series B1, 3.750%, VRD	26,875,000	26,875,000
State of Ohio, Cleveland Clinic Health System, Revenue Bonds, Series F, 3.700%, VRD	5,725,000	5,725,000
State of Ohio, GO Bonds, Series B, 3.700%, VRD	1,745,000	1,745,000

		56,120,000

Oregon—0.5%
State of Oregon, Veterans, GO Bonds, Series 9, 3.800%, VRD	6,035,000	6,035,000

Pennsylvania—12.2%
Allegheny County Higher Education Building Authority, Carnegie Mellon University, Refunding, Revenue Bonds, Series C, 3.650%, VRD	22,950,000	22,950,000
Allegheny County Industrial Development Authority, Education Center Watson, Revenue Bonds, 3.780%, VRD	9,600,000	9,600,000
Allegheny County Industrial Development Authority, Watson Institute Friendship, Revenue Bonds, 3.830%, VRD	14,045,000	14,045,000
City of Philadelphia PA, Refunding, GO Bonds, Series B-REMK, 3.730%, VRD	32,845,000	32,845,000
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B-REMK, 3.780%, VRD	19,585,000	19,585,000
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds, 3.800%, VRD	6,000,000	6,000,000
Pennsylvania Turnpike Commission, Revenue Bonds, Series A, 3.730%, VRD	29,700,000	29,700,000
Philadelphia Authority for Industrial Development, Refunding, Revenue Bonds, Series B-2-RMKT, 3.780%, VRD	5,715,000	5,715,000

		140,440,000

60

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Municipal bonds—(continued)
Rhode Island—0.0%†
Rhode Island Health and Educational Building Corp., New England Institute Technology, Refunding, Revenue Bonds, 3.930%, VRD	$540,000	$540,000

Tennessee—0.4%
Greeneville Health & Educational Facilities Board, Ballad Health, Revenue Bonds, Series B, 3.700%, VRD	4,150,000	4,150,000

Texas—14.6%
Board of Regents of the University of Texas System, Refunding, Revenue Bonds, Series B, 3.750%, VRD	2,295,000	2,295,000
Board of Regents of the University of Texas System, Revenue Bonds,
Series B, 3.770%, VRD	13,395,000	13,395,000
Series B, 3.770%, VRD	5,000,000	5,000,000
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital Obligated Group, Refunding, Revenue Bonds, Series B, 3.750%, VRD	36,855,000	36,855,000
Harris County Health Facilities Development Corp., Houston Methodist Hospital Obligated Group, Refunding, Revenue Bonds, Series A-2, 3.750%, VRD	2,500,000	2,500,000
Harris County Hospital District, Senior lien, Refunding, Revenue Bonds, 3.800%, VRD	7,420,000	7,420,000
Lower Neches Valley Authority Industrial Development Corp., Exxon Capital Ventures, Inc., Refunding, Revenue Bonds, 3.840%, VRD	5,000,000	5,000,000
Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project, Refunding, Revenue Bonds, Series A, 3.820%, VRD	10,300,000	10,300,000
Permanent University Fund — University of Texas System, Revenue Bonds,
Series A, 3.700%, VRD	2,815,000	2,815,000
Series A, 3.750%, VRD	18,800,000	18,800,000
State of Texas, Veterans Housing Assistance Program II, GO Bonds, Series B-R, 3.540%, VRD	46,500,000	46,500,000
State of Texas, Veterans, GO Bonds,
3.950%, VRD	30,000	30,000
Series C-REM, 3.900%, VRD	8,570,000	8,570,000

	Face amount	Value
Municipal bonds—(concluded)
Texas—(concluded)
Texas Transportation Commission State Highway Fund, Revenue Bonds, Series B REMK 3, 3.790%, VRD	$8,500,000	$8,500,000

		167,980,000

Utah—1.1%
City of Murray UT, IHC Health Services Inc., Revenue Bonds, Series D, 3.800%, VRD	12,595,000	12,595,000

Virginia—2.2%
Loudoun County Economic Development Authority, Howard Hughes Medical Institute, Revenue Bonds,
Series A, 3.680%, VRD	16,345,000	16,345,000
Series F, 3.800%, VRD	6,965,000	6,965,000
Virginia Small Business Financing Authority, Carilion Clinic Obligated Group, Revenue Bonds, Series B, 3.850%, VRD	2,350,000	2,350,000

		25,660,000

Washington—0.8%
Port of Tacoma WA, Subordinate Lien, Revenue Bonds, Series B-REMK 9, 3.750%, VRD	9,400,000	9,400,000

West Virginia—0.1%
West Virginia Hospital Finance Authority, University Health System, Refunding, Revenue Bonds, Series D, 3.780%, VRD	765,000	765,000

Wisconsin—0.3%
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Revenue Bonds, Series A, 3.850%, VRD	3,150,000	3,150,000
Total municipal bonds (cost—$1,093,905,000)		1,093,905,000

Tax-exempt commercial paper—4.6%
Minnesota—1.7%
City of Rochester, 3.500%, due 05/07/24	20,000,000	20,000,000

New York—0.6%
New York Power Authority, 3.700%, due 05/09/24	7,000,000	7,000,000

61

Tax-Free Master Fund

Portfolio of investments—April 30, 2024

	Face amount	Value
Tax-exempt commercial paper—(concluded)
Texas: 2.3%
Board of Regents of the University of Texas System, 3.520%, due 06/24/24	$10,000,000	$10,000,000
City of Garland, 3.820%, due 05/16/24	16,000,000	16,000,000

		26,000,000
Total tax-exempt commercial paper (cost—$53,000,000)		53,000,000
Total investments (cost—$1,146,905,000 which approximates cost for federal income tax purposes)—99.5%		1,146,905,000

Other assets in excess of liabilities—0.5%		5,194,696
Net assets—100.0%		$1,152,099,696

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event a Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$1,093,905,000	$—	$1,093,905,000
Tax-exempt commercial paper	—	53,000,000	—	53,000,000
Total	$—	$1,146,905,000	$—	$1,146,905,000

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

†	Amount represents less than 0.05% or (0.05)%.

See accompanying notes to financial statements.

62

Glossary of terms used in the Portfolio of investments

Portfolio acronyms:

GO	General Obligation

VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of April 30, 2024 and reset periodically.

See accompanying notes to financial statements.

63

Master Trust

Statement of assets and liabilities

April 30, 2024

	Prime Master Fund	Government Master Fund	Treasury Master Fund	100% US Treasury Master Fund	Prime CNAV Master Fund	Tax-Free Master Fund
Assets:
Investments, at cost
Investments	$9,610,122,078	$15,228,880,220	$24,394,373,813	$25,478,545	$7,977,831,532	$1,146,905,000
Repurchase agreements	11,372,200,000	8,188,000,000	15,118,000,000	—	5,255,000,000	—

Investments, at value
Investment	9,609,387,879	15,228,880,220	24,394,373,813	25,478,545	7,977,831,532	1,146,905,000
Repurchase agreements	11,372,200,000	8,188,000,000	15,118,000,000	—	5,255,000,000	—
Cash	99,937,610	350,137,338	350,322,921	91,554	100,285,732	1,757,499
Receivable for interest	27,021,948	19,083,948	15,759,076	518	24,945,903	3,510,368
Receivable from affiliate	—	—	—	31,197	—	—
Deferred offering costs	—	—	—	39,155	—	—
Total assets	21,108,547,437	23,786,101,506	39,878,455,810	25,640,969	13,358,063,167	1,152,172,867

Liabilities:
Payable for investments purchased	—	460,745,047	778,365,037	490,154	—	—
Payable to affiliate	1,670,807	1,885,888	3,060,506	—	1,112,216	73,171
Payable to custodian	—	—	—	4,305	—	—
Accrued expenses and other liabilities	—	—	—	47,498	—	—
Total liabilities	1,670,807	462,630,935	781,425,543	541,957	1,112,216	73,171
Net assets, at value	$21,106,876,630	$23,323,470,571	$39,097,030,267	$25,099,012	$13,356,950,951	$1,152,099,696

See accompanying notes to financial statements.

64

Master Trust

Statement of operations

For the year ended April 30, 2024

	Prime Master Fund	Government Master Fund	Treasury Master Fund	100% US Treasury Master Fund[1]	Prime CNAV Master Fund	Tax-Free Master Fund
Investment income:
Interest	$949,556,614	$1,069,906,354	$1,970,166,691	$178,456	$657,980,295	$34,606,396
Expenses:
Investment advisory and administration fees	17,132,464	19,897,456	36,593,844	2,207	11,874,047	1,002,487
Custody and fund accounting fees	—	—	—	4,305	—	—
Trustees’ fees	88,071	94,008	156,487	2,757	63,668	23,606
Professional services fees	—	—	—	39,662	—	—
Printing and shareholder report fees	—	—	—	2,836	—	—
Offering cost	—	—	—	215	—	—
Other expenses	—	—	—	5,519	—	—
Total expenses	17,220,535	19,991,464	36,750,331	57,501	11,937,715	1,026,093
Less: Fee waivers and/or Trustees’ fees reimbursement by administrator	—	—	—	(54,171)	—	—
Net expenses	17,220,535	19,991,464	36,750,331	3,330	11,937,715	1,026,093
Net investment income (loss)	932,336,079	1,049,914,890	1,933,416,360	175,126	646,042,580	33,580,303
Net realized gain (loss)	—	—	—	—	428	—
Net change in unrealized appreciation (depreciation)	158,701	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$932,494,780	$1,049,914,890	$1,933,416,360	$175,126	$646,043,008	$33,580,303

[1]	For the period from March 13, 2024 (commencement of operations) to April 30, 2024.

See accompanying notes to financial statements.

65

Master Trust

Statement of changes in net assets

	Prime Master Fund
	For the years ended April 30,
	2024		2023
From operations:

Net investment income (loss)	$ 932,336,079		$ 315,742,921
Net realized gain (loss)	—		(56,133)
Net change in unrealized appreciation (depreciation)	158,701		926,524
Net increase (decrease) in net assets resulting from operations	932,494,780		316,613,312
Net increase (decrease) in net assets from beneficial interest transactions	7,929,156,627	[1]	6,991,752,924
Net increase (decrease) in net assets	8,861,651,407		7,308,366,236
Net assets:

Beginning of year	12,245,225,223		4,936,858,987
End of year	$21,106,876,630		$12,245,225,223

	Government Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 1,049,914,890	$ 420,330,073
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	1,049,914,890	420,330,073
Net increase (decrease) in net assets from beneficial interest transactions	3,038,590,921	14,516,957,059
Net increase (decrease) in net assets	4,088,505,811	14,937,287,132
Net assets:

Beginning of year	19,234,964,760	4,297,677,628
End of year	$23,323,470,571	$19,234,964,760

	Treasury Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 1,933,416,360	$ 886,389,934
Net realized gain (loss)	—	776,174
Net increase (decrease) in net assets resulting from operations	1,933,416,360	887,166,108
Net increase (decrease) in net assets from beneficial interest transactions	2,285,766,889	12,309,292,233
Net increase (decrease) in net assets	4,219,183,249	13,196,458,341
Net assets:

Beginning of year	34,877,847,018	21,681,388,677
End of year	$39,097,030,267	$34,877,847,018

[1]	Includes $2,276,351,054 attributed to the Plan of Reorganization pursuant to which Prime Series II Master Fund transferred its assets to Prime Master Fund.

See accompanying notes to financial statements.

66

Master Trust

Statement of changes in net assets

100% US Treasury Master Fund
For the period from March 13, 2024[1] to
April 30, 2024
From operations:

Net investment income (loss)	$ 175,126
Net realized gain (loss)	—
Net increase (decrease) in net assets resulting from operations	175,126
Net increase (decrease) in net assets from beneficial interest transactions	24,923,886
Net increase (decrease) in net assets	25,099,012
Net assets:

Beginning of period	—
End of period	$25,099,012

	Prime CNAV Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 646,042,580	$ 225,403,125
Net realized gain (loss)	428	(42,700)
Net increase (decrease) in net assets resulting from operations	646,043,008	225,360,425
Net increase (decrease) in net assets from beneficial interest transactions	3,744,622,503	6,832,489,780
Net increase (decrease) in net assets	4,390,665,511	7,057,850,205
Net assets:

Beginning of year	8,966,285,440	1,908,435,235
End of year	$13,356,950,951	$8,966,285,440

	Tax-Free Master Fund
	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$ 33,580,303	$ 17,495,800
Net realized gain (loss)	—	33
Net increase (decrease) in net assets resulting from operations	33,580,303	17,495,833
Net increase (decrease) in net assets from beneficial interest transactions	196,778,540	20,558,999
Net increase (decrease) in net assets	230,358,843	38,054,832
Net assets:

Beginning of year	921,740,853	883,686,021
End of year	$1,152,099,696	$921,740,853

[1]	Commencement of operations.

See accompanying notes to financial statements.

67

Prime Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss)	5.41%	3.65%	0.09%	0.19%	1.90%
Supplemental data:
Total investment return[1]	5.56%	3.28%	0.10%	0.15%	1.92%
Net assets, end of year (000’s)	$21,106,877	$12,245,225	$4,936,859	$8,823,109	$16,520,754

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

68

Government Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.04%	0.06%	0.10%	0.10%
Net investment income (loss)	5.25%	3.78%	0.02%	0.09%	1.75%
Supplemental data:
Total investment return[1]	5.39%	3.14%	0.03%	0.08%	1.74%
Net assets, end of year (000’s)	$23,323,471	$19,234,965	$4,297,678	$8,822,693	$17,762,675

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

69

Treasury Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.10%	0.06%	0.09%	0.10%
Net investment income (loss)	5.24%	3.23%	0.04%	0.09%	1.56%
Supplemental data:
Total investment return[1]	5.36%	3.06%	0.04%	0.08%	1.70%
Net assets, end of year (000’s)	$39,097,030	$34,877,847	$21,681,389	$32,675,191	$34,803,721

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

70

100% US Treasury Master Fund

Financial highlights

Selected financial data throughout each period is presented below:

For the period from March 13, 2024[1] to
April 30, 2024
Ratios to average net assets:
Expenses before fee waivers	1.73%[2]
Expenses after fee waivers	0.10%[2]
Net investment income (loss)	5.26%[2]
Supplemental data:
Total investment return[3]	0.70%
Net assets, end of period (000’s)	$25,099

[1]	Commencement of operations.
[2]	Annualized.
[3]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund. Total investment return for the period of less than one year has not been annualized.

See accompanying notes to financial statements.

71

Prime CNAV Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss)	5.41%	3.84%	0.08%	0.19%	1.83%
Supplemental data:
Total investment return[1]	5.55%	3.27%	0.09%	0.17%	1.90%
Net assets, end of year (000’s)	$13,356,951	$8,966,285	$1,908,435	$4,449,407	$7,495,231

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

72

Tax-Free Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.10%	0.05%	0.09%	0.10%
Net investment income (loss)	3.27%	1.84%	0.05%	0.04%	1.19%
Supplemental data:
Total investment return[1]	3.33%	1.85%	0.05%	0.04%	1.23%
Net assets, end of year (000’s)	$1,152,100	$921,741	$883,686	$814,225	$2,573,583

[1]

The total investment return for the Master Funds is calculated using geometric average return. The Master Funds issue ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

73

Master Trust

Notes to financial statements

Organization and significant accounting policies

Prime Master Fund, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund (each a “Master Fund”, collectively, the “Master Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Master Trust, an open-end management investment company organized as a Delaware statutory trust on June 12, 2007. The Trust is a series mutual fund with six series.

Prime Master Fund, Treasury Master Fund, and Tax-Free Master Fund commenced operations on August 28, 2007. Prime CNAV Master Fund commenced operations on January 19, 2016, Government Master Fund commenced operations on June 24, 2016, and 100% US Treasury Master Fund commenced operations on March 13, 2024.

UBS Asset Management (Americas) LLC (“UBS AM”) (formerly, UBS Asset Management (Americas) Inc.) is the investment advisor and administrator for the Master Funds. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Master Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Each Master Fund may issue any number of interests and each interest shall have a par value of $0.001 per interest. The interests of a Master Fund shall represent a proportional beneficial interest in the net assets belonging to that series. Each holder of interests of a Master Fund shall be entitled to receive his or her pro rata share of all distributions made with respect to such Master Fund according to the investor’s ownership percentage of such Master Fund on the record date established for payment. Upon redemption of interests, an investor shall be paid solely out of the assets and property of such Master Fund. Beneficial interests in the Trust are not registered under the Securities Act of 1933, as amended, since such interests are issued in private placement transactions.

In the normal course of business, the Master Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Master Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Funds that have not yet occurred. However, the Master Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Master Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments

Consistent with Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), the net asset value of Prime Master Fund is calculated using market-based values, and the price of its beneficial interests fluctuate.

Under Rule 2a-7, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund have adopted certain policies that enable them to use the amortized cost method of valuation. Government Master Fund, Treasury Master Fund and 100% US Treasury Master Fund, have adopted a policy to operate as “government money market funds”. Under Rule 2a-7, a “government money market

74

Master Trust

Notes to financial statements

fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). Prime CNAV Master Fund and Tax-Free Master Fund operate as “retail money market funds”. Under Rule 2a-7, a “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As “government money market funds” and as “retail money market funds”, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund value their investments at amortized cost unless UBS AM, as the valuation designee appointed by Master Trust’s Board of Trustees (the“Board”) pursuant to Rule 2a-5 under the 1940 Act, determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund, and Tax-Free Master Fund is performed in an effort to ensure that amortized cost approximates market value.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the “VC”) to assist with its designated responsibilities as valuation designee with respect to the Master Funds’ portfolios of investments. The types of investments for which such fair value pricing may be necessary include, but are not limited to: investments of an issuer that has entered into a restructuring; fixed-income investments that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; investments that are restricted as to transfer or resale; illiquid investments; and investments for which the prices or values available do not, in the judgment of the VC, represent current market value. The need to fair value a Master Fund’s portfolio of investments may also result from low trading volume in foreign markets or thinly traded investments. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold.

Each Master Fund’s portfolio holdings may also consist of shares of other investment companies in which the Master Fund invests. The value of each such open-end investment company will generally be its net asset value at the time a Master Fund’s beneficial interests are priced. Pursuant to each Master Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies and/or investments in investment companies without publicly published prices are also valued at the daily net asset value. Each investment company generally values investments in a manner as described in that investment company’s prospectus or similar documents.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Master Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Master Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Master Fund’s Portfolio of investments.

75

Master Trust

Notes to financial statements

Liquidity fee—Consistent with Rule 2a-7, the Board is permitted to impose a liquidity fee on redemptions from each of Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund under certain circumstances. Liquidity fees would reduce the amount an interest holder receives upon redemption of its beneficial interests. Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund retains the liquidity fees for the benefit of its remaining interest holders. For the period ended April 30, 2024, the Board of Prime Master Fund, Prime CNAV Master Fund and Tax-Free Master Fund did not impose any liquidity fees.

By operating as “government money market funds”, Government Master Fund, Treasury Master Fund and 100% US Treasury Master Fund are exempt from requirements that permit the imposition of a liquidity fee. While the Board may elect to subject Government Master Fund, Treasury Master Fund and 100% US Treasury Master Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Master Funds may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Master Funds maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Master Funds and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Master Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a fund’s investment strategies and limitations may require the Master Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Master Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Master Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Master Funds may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. Prime Master Fund, Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund and Prime CNAV Master Fund may engage in repurchase agreements as part of normal investing strategies; Tax-Free Master Fund generally would only engage in repurchase agreement transactions as temporary or defensive investments.

Under certain circumstances, a Master Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Master Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

76

Master Trust

Notes to financial statements

Concentration of risk—The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Deferred offering costs—Offering costs consist primarily of legal fees and other costs incurred with organizing and registering a fund. With respect to 100% US Treasury Master Fund, deferred offering costs are amortized over a period of 12 months.

Investment advisor and administrator

UBS AM serves as the investment advisor and administrator to each Master Fund pursuant to an investment advisory and administration contract (“Management Contract”) approved by the Board. In accordance with the Management Contract, each Master Fund pays UBS AM an investment advisory and administration fee (“management fee”), which is accrued daily and paid monthly, at the below annual rates, as a percentage of each Master Fund’s average daily net assets:

Average daily net assets	Annual rate
Up to $30 billion	0.1000%
In excess of $30 billion up to $40 billion	0.0975
In excess of $40 billion up to $50 billion	0.0950
In excess of $50 billion up to $60 billion	0.0925
Over $60 billion	0.0900

At April 30, 2024, each Master Fund owed UBS AM for investment advisory and administration services, net of waivers (if any), as follows:

Fund	Net amount owed to/(owed by) UBS AM
Prime Master Fund	$1,670,807
Government Master Fund	1,885,888
Treasury Master Fund	3,060,506
100% US Treasury Master Fund	(31,197)
Prime CNAV Master Fund	1,112,216
Tax-Free Master Fund	73,171

In exchange for these fees, for each Master Fund except 100% US Treasury Master Fund, UBS AM has agreed to bear all of such Master Funds’ expenses other than interest (except interest on borrowings), taxes, extraordinary costs and the cost of securities purchased and sold by such Master Funds, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of such Master Funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be less than 0.01% of each such Master Fund’s average daily net assets.

With respect to 100% US Treasury Master Fund, such Master Fund will bear all expenses not specifically assumed by UBS AM incurred in its operations and the offering of its shares. UBS AM has contractually agreed to waive its management fees and/or reimburse expenses so that this Master Fund’s ordinary total operating expenses through March 11, 2025 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales and (ii) investments in other investment companies, interest, taxes, brokerage commissions, expenses related to interestholders’ meetings and extraordinary expenses) do not exceed 0.10%. The contractual fee waiver agreement also provides that UBS AM is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of UBS AM by 100%

77

Master Trust

Notes to financial statements

US Treasury Master Fund will not cause such Master Fund to exceed the lesser of any applicable expense limit that is in place for such Master Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Trust’s board at any time and also will terminate automatically upon the expiration or termination of such Master Fund’s management contract with UBS AM.

During the period ended April 30, 2024, UBS AM waived the below amount, which is subject to future recoupment:

Fund	Amounts waived by UBS AM
100% US Treasury Master Fund	$54,171

Beneficial interest transactions

Prime Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$36,264,139,471 *	$14,539,432,103
Withdrawals	(28,334,982,844)	(7,547,679,179)
Net increase (decrease) in beneficial interest	$7,929,156,627	$6,991,752,924
* Includes $2,276,351,054 attributed to the Plan of Reorganization pursuant to which Prime Series II Master Fund transferred its assets to Prime Master Fund.

Government Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$56,516,921,636	$52,020,553,397
Withdrawals	(53,478,330,715)	(37,503,596,338)
Net increase (decrease) in beneficial interest	$3,038,590,921	$14,516,957,059

Treasury Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$82,757,159,468	$99,713,434,665
Withdrawals	(80,471,392,579)	(87,404,142,432)
Net increase (decrease) in beneficial interest	$2,285,766,889	$12,309,292,233

100% US Treasury Master Fund
		For the period from March 13, 2024[1] to
		April 30, 2024
Contributions		$58,385,304
Withdrawals		(33,461,418)
Net increase (decrease) in beneficial interest		$24,923,886

[1]	Commencement of operations.

78

Master Trust

Notes to financial statements

Prime CNAV Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$9,745,111,848	$13,206,857,678
Withdrawals	(6,000,489,345)	(6,374,367,898)
Net increase (decrease) in beneficial interest	$3,744,622,503	$6,832,489,780
Tax-Free Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$1,572,373,118	$1,536,214,329
Withdrawals	(1,375,594,578)	(1,515,655,330)
Net increase (decrease) in beneficial interest	$196,778,540	$20,558,999

Federal tax status

Each Master Fund is considered a non-publicly traded partnership for federal income tax purposes under the Internal Revenue Code; therefore, no federal tax provision is necessary. As such, each investor in a Master Fund is treated as owning its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Master Fund. UBS AM intends that each Master Fund’s assets, income and distributions will be managed in such a way that an investor in a Master Fund will be able to continue to qualify as a regulated investment company by investing its net assets through the Master Fund.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation/(depreciation) consisted of:

Prime Master Fund

Gross unrealized appreciation	$560,367
Gross unrealized depreciation	(1,294,566)
Net unrealized appreciation (depreciation)	(734,199)

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Master Funds have conducted an analysis and concluded, as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Master Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, and since inception for 100% US Treasury Master Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Reorganization of Funds

Following the close of business on February 23, 2024, the Target Fund reorganized into the existing Destination Fund within the Trust. The reorganization into the existing Destination Funds was as follows:

Target Fund	Destination Fund
Prime Series II Master Fund (formerly, ESG Prime Master Fund)	Prime Master Fund

79

Master Trust

Notes to financial statements

Pursuant to an Agreement and Plan of Reorganization, Target Fund transferred all of its property and assets to the Destination Fund. In exchange, the Destination Fund assumed all of the liabilities of the Target Fund and issued an interest to Target Fund, as described below. The reorganization was accomplished by a tax-free exchange of an interest of the Target Fund for an interest in of the Destination Fund outstanding following the close of business on February 23, 2024. The allocated cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Feeder Fund’s allocated realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Target Fund	Destination Fund	Dollar Amount
Prime Series II Master Fund	Prime Master Fund	$2,276,351,054

The net assets of the Target Fund, including unrealized appreciation (depreciation), were combined with those of the Destination Funds. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Prime Series II Master Fund	$(196,866)	$2,276,351,054	Prime Master Fund	$21,622,612,788	$23,898,963,842

Assuming the reorganizations had been completed as of the beginning of the annual reporting period of the relevant accounting and performance survivors, the pro forma results of operations for the period ended April 30, 2024 would have been as follows (unaudited):

Destination Fund	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
Prime Master Fund	$1,078,016,388	$(610,838)	$1,077,405,550

Subsequent Event

The Board of Trustees (the “Board”) has approved the conversion of Prime Master Fund (the “fund”) to act as a “retail money market fund” as defined by Rule 2a-7 under the investment Company Act of 1940, as amended. The fund’s conversion to a retail money market fund will not result in any change to the fund’s investment objective or principal investment strategies. A master money market fund, such as the fund, may consider itself a “retail money market fund” when all of its feeder funds are qualified retail money market funds, and the master fund relies on the policies and procedures of the feeder funds that are reasonably designed to limit all of the feeder funds’ beneficial owners to natural persons. The fund relies on such policies and procedures of its feeder funds, which became qualified retail money market funds as of the close of business on August 16, 2024 (the “Effective Date”). The Board also approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the fund by Prime CNAV Master Fund (the “Acquiring Fund”), also a series of the Trust and a retail money market fund. The Agreement and Plan of Reorganization sets forth the terms by which the fund will transfer its assets and liabilities in exchange for beneficial interests (“Interests”) of the Acquiring Fund, followed by the distribution of Interests of the Acquiring Fund to the interestholders of the fund and the complete liquidation of the fund (the “Reorganization”). The Reorganization is scheduled to take place on or about August 23, 2024.

80

Master Trust

Report of independent registered public accounting firm

To the Interestholders and the Board of Trustees of Master Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Master Trust (the “Trust”), (comprising Prime Master Fund, Government Master Fund, Treasury Master Fund, Prime CNAV Master Fund, Tax-Free Master Fund and 100% US Treasury Master Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of April 30, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Master Trust at April 30, 2024, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Master Trust	Statement of operations	Statement of changes in net assets	Financial highlights
Prime Master Fund Treasury Master Fund Tax-Free Master Fund Prime CNAV Master Fund Government Master Fund	For the year ended April 30, 2024	For each of the two years in the period ended April 30, 2024	For each of the five years in the period ended April 30, 2024
100% US Treasury Master Fund	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024	For the period from March 13, 2024 (commencement of operations) through April 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

81

Master Trust

Report of independent registered public accounting firm

evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

82

Master Trust

General information (unaudited)

Monthly portfolio holdings disclosure

The Master Funds file their complete schedules of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. The Master Funds’ reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Master Funds make portfolio holdings information available to interest holders (and investors in the related feeder funds) on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfunds. A more limited portfolio holdings report for Prime Master Fund and Prime CNAV Master Fund is available on a weekly basis at the same Web address. Investors also may find additional information about the Master Funds at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

83

Master Trust—100% US Treasury Master Fund

Board Approval of Management Contract (unaudited)

November 2023 Board Meeting

Background—At a meeting of the board of Master Trust (the “Trust”) on November 29, 2023, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and approved the management contract (the “Management Contract”) of the Trust with respect to its new series, 100% US Treasury Master Fund (the “Master Fund”), with UBS Asset Management (Americas) Inc. (“UBS AM”). In preparing for the meeting, the Independent Trustees had received information from UBS AM, including information about the proposed advisory, administrative and distribution arrangements for the Master Fund. The board also received a memorandum discussing the reasons for establishing the Master Fund and its proposed Management Contract. The Independent Trustees also considered a memorandum previously provided by their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.
In its consideration of the approval of the Management Contract, the board was advised of the corresponding “feeder funds” that will invest in the Master Fund (the “Feeder Funds” and together with the Master Fund, the “New Funds”). The board was further advised that the New Funds were substantially similar to several existing funds currently advised by UBS AM (the “Existing Funds”) and differed principally because the New Funds would not be subject to unitary fees and while one feeder fund would offer a single share class, the other feeder fund would offer two classes of shares with different characteristics.

Nature, extent and quality of the services to be provided under the Management Contract—The board received and considered information regarding the nature, extent and quality of management services to be provided to the Master Fund by UBS AM under the Management Contract. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services to be performed by UBS AM and its affiliates for the Master Fund and the corresponding Feeder Funds.

The board’s consideration was affected by its current oversight of the Existing Funds and the other funds on the boards of which they serve. The board concluded that the nature, extent and quality of services proposed to be provided to the Master Fund under the Management Contract were appropriate and consistent with the operational requirements of the Master Fund.

Proposed management fees and estimated expense ratios—The board reviewed and considered the proposed management fee payable by the Master Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services proposed to be provided by UBS AM. In conducting its review, the board noted that under the master-feeder structure, the Master Fund would pay an investment advisory and administration fee to UBS AM, and, in turn, each Feeder Fund would bear its corresponding expenses in proportion to its investment in the Master Fund. In addition, the board also reviewed and considered the proposed fee waiver and/or expense reimbursement arrangements for the Master Fund and the Feeder Funds.

In light of the foregoing, the board determined that the proposed management fee was reasonable in light of the nature, extent and quality of services proposed to be provided to the Master Fund under the Management Contract.

Master Fund performance—As the Master Fund had not yet commenced operations, the board was not able to review the Master Fund’s performance.

UBS AM profitability—The board noted that UBS AM could not report any financial results from its relationship with the Master Fund because the Master Fund had not yet commenced investment operations, and thus, the board could not evaluate the profitability of the Master Fund.

Economies of scale—The board discussed whether economies of scale would be realized by UBS AM with respect to the Master Fund, as its asset base grows, and the extent to which this is reflected in the level of the proposed management fee to be charged by UBS AM to the Master Fund. The board noted that, as the Master Fund had not

84

Master Trust—100% US Treasury Master Fund

Board Approval of Management Contract (unaudited)

yet commenced investment operations, economies of scale were not likely to be realized in the near future. The board considered the uncertainty of the estimated asset levels and was mindful of the renewal requirements for advisory agreements and their ability to review the Master Fund’s management fee, including in connection with the annual consideration of the Management Contract after its initial term.

Other potential benefits to UBS AM—The board considered other potential benefits to UBS AM and its affiliates as a result of their anticipated relationship with the Master Fund and the Feeder Funds, including the opportunity to offer additional products and services to the Feeder Funds’ potential shareholders. In light of the estimated costs of providing investment advisory, administrative and other services to the Master Fund, the estimated costs of providing administrative services to the Feeder Funds, and UBS AM’s ongoing general commitment to the Funds, the profits and other ancillary benefits that UBS AM and its affiliates may receive were expected to be reasonable in relation to the nature and quality of the services that were to be provided.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Management Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Management Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the Management Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

85

Master – All Funds

Board Approval of Management Contract (unaudited)

February 2024 Board Meeting

At a meeting of the board of Master Trust (the “Trust”) on February 21, 2024, the members of the board, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, considered the approval of the novation and restatement of the management contract between UBS Asset Management (Americas) Inc. (“UBS AM”) and the Trust (the “Management Contract”).

Management discussed with the board its proposal to reorganize UBS AM from a Delaware corporation to a Delaware limited liability company and to change its name to UBS Asset Management (Americas) LLC. Management stated that UBS AM is proposing that the Management Contract be novated and restated at the time of the closing of the reorganization to reflect UBS AM’s new name and form of organization. UBS AM represented, and the board considered, that there was expected to be no change to: (i) the advisory fee or any other amounts to be paid by the Trust; (ii) the nature, extent, and quality of the services to be provided by UBS AM; (iii) fund performance; (iv) the costs of the services to be provided and profits to be realized by UBS AM and its affiliates from the relationship with the Trust; or (v) the realization of economies of scale as the Trust grows; or (vi) any other benefits derived or to be derived by UBS AM from the relationship with the Trust.

The board, including a majority of the Independent Trustees, approved the novation and restatement of the Management Contract. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve the novation and restatement of the Management Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process.

86

UBS Preferred Funds

Supplemental information (unaudited)

Board of Trustees & Officers

The Funds are governed by a Board of Trustees which oversees the Funds’ operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Funds’ Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 64 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); since September 2023 (Chair of the Board of Trustees)	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None
Richard R. Burt; 77 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 84 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

87

UBS Preferred Funds

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (33 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 until 2023) and Tech and Energy Transition Corporation (from 2021 until 2023).
David R. Malpass; 68 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Mr. Malpass served as President of the World Bank Group (from 2019 to 2023.) Prior to that, he served as US Treasury Undersecretary for International Affairs (from 2017 until 2019) Mr. Malpass also had previously served as a trustee of the funds (from 2014 until 2017, when he entered public service.)	Mr. Malpass is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government’s development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

[1]	Each trustee holds office for an indefinite term.

88

UBS Preferred Funds

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 56	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) and senior manager of fund accounting—US (previously named product control and investment support) at UBS AM and/or UBS AM (US) (“UBS AM—Americas region”). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 9 portfolios) for which Credit Suisse Asset Management, LLC had served as investment advisor or manager prior to its merger into UBS AM, and for which UBS AM assumed such responsibilities effective May 1, 2024 (since February 2024).
Mark E. Carver[2]; 60	President	Since October 2023	Mr. Carver is an executive director and senior member of UBS AM’s Americas Products team (since rejoining UBS AM in 2022). In addition to his fund board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM’s strategic product alignment with UBS Financial Services Inc. Mr. Carver previously served in the role of president of the funds from 2010 to 2018 before moving to a senior product role at UBS Financial Services Inc. until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson[4]; 45	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 46	Vice President	Since 2015	Ms. DiPaolo is an executive director (since 2020) (prior to which she was a director from 2008 until 2020) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM— Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 60	Vice President	Since 2017	Mr. Grande is a managing director, head of the municipal fixed income team (since 2020); formerly he was co-head from 2017 until 2020) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary[4]; 56	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting— US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Leesa Merrill[3]; 45	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since 2023) (prior to which she was a director (from 2014 until 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

89

UBS Preferred Funds

Supplemental information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Ryan Nugent[2]; 46	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), senior portfolio manager (since 2020) (prior to which he was a portfolio manager (since 2005)) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Robert Sabatino[3]; 50	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 58	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM— Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey[3]; 39	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since 2023) (prior to which he was an executive director from 2019 until 2023) and Secretary and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel with UBS Business Solutions US LLC (from 2017 through 2022) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 40	Vice President	Since 2016	Mr. Walczak is a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 62	Vice President and Secretary	Since 1998 (Vice President) and since 2019 (Secretary)	Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022), (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM— Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

[1]	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.
[3]	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[4]	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

90

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Administrator (and Manager for the Master Funds)

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

Principal Underwriter (for the feeder funds)

UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

This report is not to be used in connection with the offering of shares in the Funds unless accompanied or preceded by an effective prospectus.

© UBS 2024. All rights reserved.

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019-6028

S1126

UBS Ultra Short Income Fund

Annual Report  |  April 30, 2024

UBS Ultra Short Income Fund

June 18, 2024

Dear Shareholder,

We present you with the annual report for UBS Ultra Short Income Fund (the “Fund”) for the 12-months ended April 30, 2024 (the “reporting period”).

Performance

For the 12-months ended April 30, 2024 (the “reporting period”), Class A shares of UBS Ultra Short Income Fund returned 5.64%, while Class P shares returned 5.75% and Class I shares returned 5.77% (in each case after fee waivers/expense reimbursements). For comparison purposes, the ICE BofA 3-month U.S. Treasury Bill Index (the “Index”) returned 5.39%. (Class I shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 3; please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

An interview with the Portfolio Management Team

Q.	How would you describe the economic environment during the reporting period?

UBS Ultra Short Income Fund

Investment Objective:

To provide current income while seeking to maintain low volatility of principal

Portfolio Managers:

Scott Dolan

David G. Rothweiler

Robert Sabatino

David J. Walczak

UBS Asset Management

(Americas) LLC

Commencement:

Class A—May 29, 2018

Class P—May 29, 2018

Class I—May 29, 2018

Dividend payments:

Monthly

A.

Despite several headwinds, the US economy continued to expand during the reporting period. Persistent inflation, the US Federal Reserve (the “Fed”) monetary tightening, and several geopolitical issues were some of the challenges facing the economy. Despite these factors, the economy was resilient. Looking back, second and third quarter 2023 US annualized gross domestic product (“GDP”) growth was 2.1% and 4.9%, respectively. GDP then expanded 3.4% during the fourth quarter of the year. The Commerce Department’s preliminary estimate for first quarter 2024 annualized GDP growth was 1.6%.

Q.	How did the Fed react to the economic environment?
A.

With US inflation remaining persistent, the Fed continued to raise the federal funds rate during the first half of the reporting period. From March 2022 (prior to the beginning of the reporting period) through July 2023, the Fed raised rates 11 times—pushing the federal funds rate to a range between 5.25% and 5.50%—the highest level in 22 years. Since that time, the central bank kept rates on hold and investors have pushed back the expected timing for when the Fed may start lowering rates. The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis.

Q.	What factors impacted the Fund’s performance during the reporting period?
A.

The Fund outperformed the benchmark during the reporting period. While the Fed continued to hike rates until the third quarter of 2023, the Fund’s allocations to corporate credit and asset-backed securities were the most significant contributors to performance.

Q.	How was the Fund’s portfolio positioned at the end of the reporting period?
A.

The Fund’s largest exposures were in corporate bonds, commercial paper and asset-backed securities. It also had very modest allocations to short-term investments and investments of cash collateral from securities loaned.

Q.	What factors do you believe will affect the Fund over the coming months?
A.

We continue to closely monitor the economic environment. With inflation currently higher than the Fed’s 2% target, it is unclear when the central bank may begin cutting rates. Against this backdrop, we expect to continue managing the Fund with a focus on risk and liquidity.

1

UBS Ultra Short Income Fund

The Fund did not utilize derivatives during the reporting period.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver

President

UBS Ultra Short Income Fund

Executive Director

UBS Asset Management (Americas) LLC

David G. Rothweiler

Portfolio Manager

UBS Ultra Short Income Fund

Executive Director

UBS Asset Management (Americas) LLC

Scott Dolan

Portfolio Manager

UBS Ultra Short Income Fund

Managing Director

UBS Asset Management (Americas) LLC

David J. Walczak

Portfolio Manager

UBS Ultra Short Income Fund

Managing Director

UBS Asset Management (Americas) LLC

Robert Sabatino

Portfolio Manager

UBS Ultra Short Income Fund

Managing Director

UBS Asset Management (Americas) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended April 30, 2024. The views and opinions in the letter were current as of June 18, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

UBS Ultra Short Income Fund

Average annual total returns for periods ended 04/30/24 (unaudited)

	1 year	5 years	Inception[1]
Class A	5.64%	1.83%	1.94%
Class P	5.75	1.95	2.02
Class I	5.77	1.93	2.01
ICE BofA 3 Month US Treasury Bill[2]	5.39	2.08	2.10

The annualized gross and net expense ratios, respectively, for each class of shares as in the August 28, 2023 prospectuses were as follows: Class A—0.46% and 0.35%; Class P—0.36% and 0.25%; and Class I—0.34% and 0.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fee and/or reimburse expenses so that the Fund’s ordinary total operating expenses of each class through August 31, 2024 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders’ meetings and extraordinary expenses) would not exceed 0.35% for Class A; 0.25% for Class P; and 0.23% for Class I. The Fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Fund’s expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

[1]	Inception date of Class A, Class P and Class I shares of UBS Ultra Short Income Fund was May 29, 2018.
[2]

ICE BofA 3 Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

3

UBS Ultra Short Income Fund

Illustration of an assumed investment of $10,000 in Class A shares, $5,000,000 in Class P shares, and $10,000,000 in Class I shares (unaudited)

The following three graphs depict the performance of UBS Ultra Short Income Fund Class A, Class P, and Class I shares versus the ICE BofA 3 Month US Treasury Bill Index from May 29, 2018, which is the inception date of the three classes, through April 30, 2024. Class P shares held through advisory programs may be subject to a program fee, which if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS Ultra Short Income Fund Class A vs. ICE BofA 3 Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of May 29, 2018 = $10,000

UBS Ultra Short Income Fund Class P vs. ICE BofA 3 Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class P Shares as of May 29, 2018 = $5,000,000

4

UBS Ultra Short Income Fund

UBS Ultra Short Income Fund Class I vs. ICE BofA 3 Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class I Shares as of May 29, 2018 = $10,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

5

UBS Ultra Short Income Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, 12b-1 service fees (Class A shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, sales charges (loads), redemption fees or exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

	Beginning account value November 1, 2023	Ending account value April 30, 2024	Expenses paid during period 11/01/23 to 04/30/24[1]	Expense ratio during the period

Class A
Actual	$1,000.00	$1,027.10	$1.76	0.35%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.12	1.76	0.35

Class P
Actual	$1,000.00	$1,027.60	$1.26	0.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.62	1.26	0.25

Class I
Actual	$1,000.00	$1,027.70	$1.16	0.23%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.72	1.16	0.23

[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

6

UBS Ultra Short Income Fund

Portfolio statistics—(unaudited)1

As a percentage of net assets as of April 30, 2024

Top ten holdings
Edison International, 5.500% due 05/01/24	3.8%
General Motors Financial Co., Inc., 5.506% due 05/01/24	3.8
Societe Generale SA, 5.290% due 05/01/24	3.5
Toyota Motor Credit Corp., 5.625% due 09/13/24	2.7
JPMorgan Chase & Co., 6.260% due 02/24/26	2.5
Metropolitan Life Global Funding I, 5.632% due 09/27/24	2.5
Royal Bank of Canada, 5.662% due 10/07/24	2.5
Westpac Banking Corp., 5.642% due 11/18/24	2.5
NatWest Markets PLC, 5.874% due 08/12/24	1.9
Canadian Imperial Bank of Commerce, 5.736% due 10/18/24	1.9
Total	27.6%

Top five issuer breakdown by country or territory of origin
United States	52.9%
Canada	14.8
Australia	6.4
France	6.0
United Kingdom	4.0
Total	84.1%

Asset allocation
Corporate bonds	61.4%
Commercial paper	20.6
Asset-backed securities	16.9
Short-term investments	0.8
Investments of Cash Collateral from Securities Loaned	0.7
Cash equivalents and liabilities in excess of other assets	(0.4)
Total	100.0%

[1]	The portfolio is actively managed and its composition will vary over time.

7

UBS Ultra Short Income Fund

Portfolio of investments—April 30, 2024

	Face Amount	Value
Asset-backed securities—16.9%
Capital One Prime Auto Receivables Trust, Series 2021-1, Class A3, 0.770%, due 09/15/26	$2,157,193	$2,098,077
CCG Receivables Trust,
Series 2020-1, Class C, 1.840%, due 12/14/27[1]	4,075,000	4,054,890
Series 2021-1, Class A2, 0.300%, due 06/14/27[1]	60,825	60,618
Series 2022-1, Class A2, 3.910%, due 07/16/29[1]	688,365	680,205
Dell Equipment Finance Trust, Series 2023-2, Class A3, 5.650%, due 01/22/29[1]	690,000	689,181
DLLST LLC, Series 2022-1A, Class A4, 3.690%, due 09/20/28[1]	2,500,000	2,468,835
Enterprise Fleet Financing LLC,
Series 2021-3, Class A3, 1.220%, due 08/20/27[1]	2,500,000	2,389,813
Series 2021-3, Class A2, 0.770%, due 08/20/27[1]	1,882,680	1,854,381
Enterprise Fleet Funding LLC, Series 2021-1, Class A3, 0.700%, due 12/21/26[1]	2,050,000	2,004,883
Ford Credit Auto Owner Trust,
Series 2020-1, Class A, 2.040%, due 08/15/31[1]	3,000,000	2,916,438
Series 2020-2, Class A, 1.060%, due 04/15/33[1]	670,000	627,574
Ford Credit Floorplan Master Owner Trust A, Series 2019-4, Class B, 2.640%, due 09/15/26	2,000,000	1,973,256
GM Financial Consumer Automobile Receivables Trust,
Series 2020-3, Class C, 1.370%, due 01/16/26	3,915,000	3,878,091
Series 2020-4, Class B, 0.730%, due 03/16/26	2,350,000	2,304,763
Series 2020-4, Class A4, 0.500%, due 02/17/26	2,313,403	2,282,003
GreatAmerica Leasing Receivables Funding LLC,
Series 2021-1, Class C, 0.920%, due 12/15/27[1]	1,040,000	1,006,595
Series 2021-2, Class A3, 0.670%, due 07/15/25[1]	481,806	474,044
HPEFS Equipment Trust,
Series 2021-2A, Class C, 0.880%, due 09/20/28[1]	1,036,991	1,030,232
Series 2023-1A, Class A3, 5.410%, due 02/22/28[1]	1,575,000	1,570,084
Hyundai Auto Lease Securitization Trust, Series 2022-C, Class A4, 4.480%, due 08/17/26[1]	4,300,000	4,265,214
Hyundai Auto Receivables Trust, Series 2020-B, Class C, 1.600%, due 12/15/26	1,440,000	1,419,225

	Face Amount	Value
Asset-backed securities—(concluded)
John Deere Owner Trust, Series 2022-A, Class A3, 2.320%, due 09/15/26	$3,569,137	$3,498,395
MMAF Equipment Finance LLC,
Series 2020-BA, Class A3, 0.490%, due 08/14/25[1]	476,246	468,320
Series 2022-B, Class A2, 5.570%, due 09/09/25[1]	38,120	38,118
NextGear Floorplan Master Owner Trust, Series 2022-1A, Class A2, 2.800%, due 03/15/27[1]	4,000,000	3,894,530
Nissan Auto Lease Trust, Series 2022-A, Class A4, 3.870%, due 07/15/27	1,350,000	1,343,701
Santander Consumer Auto Receivables Trust,
Series 2020-BA, Class C, 1.290%, due 04/15/26[1]	71,385	71,249
Series 2021-AA, Class B, 0.710%, due 08/17/26[1]	1,250,000	1,207,913
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.110%, due 03/20/26[1]	3,509,074	3,499,373
Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.560%, due 11/25/31[1]	2,350,000	2,345,535
USAA Auto Owner Trust, Series 2022-A, Class B, 5.500%, due 02/15/30[1]	3,629,000	3,606,975
Verizon Master Trust,
Series 2022-2, Class B, 1.830%, due 07/20/28	1,350,000	1,312,137
Series 2022-6, Class A, 3.670%, due 01/22/29	2,500,000	2,441,641
World Omni Auto Receivables Trust,
Series 2021-A, Class A4, 0.480%, due 09/15/26	2,400,000	2,305,045
Series 2022-A, Class A3, 1.660%, due 05/17/27	1,171,504	1,140,162
Total asset-backed securities (cost—$67,667,846)		67,221,496

Commercial paper—20.6%
Auto manufacturers—3.8%
General Motors Financial Co., Inc. 5.506%, due 05/01/24[1]	15,000,000	15,000,000

		15,000,000

Banking-non-U.S.—8.0%
DBS Bank Ltd. 5.340%, due 05/22/24[1]	4,000,000	3,987,540
MUFG Bank Ltd. 5.350%, due 07/11/24	4,000,000	3,957,794
Oversea-Chinese Banking Corp. Ltd. 5.370%, due 07/03/24[1]	4,000,000	3,962,410
Skandinaviska Enskilda Banken AB 5.330%, due 07/10/24[1]	4,000,000	3,958,545

8

UBS Ultra Short Income Fund

Portfolio of investments—April 30, 2024

	Face Amount	Value
Commercial paper—(concluded)
Banking-non-U.S.—(concluded)
Societe Generale SA 5.290%, due 05/01/24[1]	$14,000,000	$14,000,000
United Overseas Bank Ltd. 5.390%, due 07/17/24[1]	2,000,000	1,976,943

		31,843,232

Diversified telecommunication services—1.5%
Verizon Communications, Inc.
5.510%, due 05/28/24[1]	4,000,000	3,983,470
5.600%, due 05/20/24[1]	2,000,000	1,994,194

		5,977,664

Electric utilities—3.7%
Edison International 5.500%, due 05/01/24[1]	15,000,000	15,000,000

		15,000,000

Miscellaneous financials—1.4%
LMA-Americas LLC 5.390%, due 07/22/24[1]	5,500,000	5,432,475

		5,432,475

Transportation—2.2%
Canadian National Railway Co.
5.400%, due 05/03/24[1]	5,000,000	4,998,500
5.440%, due 06/13/24[1]	4,000,000	3,974,009

		8,972,509
Total commercial paper (cost—$82,225,880)		82,225,880

Corporate bonds—61.4%
Auto manufacturers—7.8%
American Honda Finance Corp. Series A, 4.600%, due 04/17/25	4,250,000	4,212,159
BMW U.S. Capital LLC 3.250%, due 04/01/25[1]	4,000,000	3,918,505
Daimler Truck Finance North America LLC 5.600%, due 08/08/25[1]	2,000,000	1,994,481
Mercedes-Benz Finance North America LLC 5.500%, due 11/27/24[1]	5,000,000	4,993,000
Toyota Motor Credit Corp. Series B, Secured Overnight Financing Rate + 0.290%, 5.625%, due 09/13/24[2]	11,000,000	10,999,782
Volkswagen Group of America Finance LLC
Secured Overnight Financing Rate + 0.950%, 6.286%, due 06/07/24[1,2]	5,000,000	5,003,403

		31,121,330

Banks—39.2%
ANZ New Zealand International Ltd. 2.166%, due 02/18/25[1]	5,500,000	5,350,273
Australia & New Zealand Banking Group Ltd.
5.375%, due 07/03/25	4,000,000	3,993,620
Secured Overnight Financing Rate + 0.560%, 5.894%, due 03/18/26[1,2]	3,000,000	3,004,890

	Face Amount	Value
Corporate bonds—(continued)
Banks—(continued)
Bank of Montreal
Series H, 4.250%, due 09/14/24	$2,500,000	$2,485,535
Secured Overnight Financing Rate Index + 0.320%, 5.641%, due 07/09/24[2]	2,000,000	2,000,358
Bank of New York Mellon Corp. 2.100%, due 10/24/24	4,000,000	3,935,961
Bank of Nova Scotia 5.250%, due 12/06/24	5,000,000	4,985,314
Banque Federative du Credit Mutuel SA
Secured Overnight Financing Rate Index + 0.410%, 5.757%, due 02/04/25[1,2]	5,000,000	5,000,735
Barclays PLC 3.650%, due 03/16/25	2,500,000	2,452,643
Canadian Imperial Bank of Commerce
3.300%, due 04/07/25[3]	2,500,000	2,446,629
Secured Overnight Financing Rate Index + 0.420%, 5.736%, due 10/18/24[2]	7,500,000	7,505,298
Citigroup, Inc. 3.300%, due 04/27/25	4,500,000	4,398,853
Commonwealth Bank of Australia 5.079%, due 01/10/25	5,250,000	5,229,709
Cooperatieve Rabobank UA 1.375%, due 01/10/25	4,500,000	4,372,877
Credit Agricole SA
Secured Overnight Financing Rate + 0.870%, 6.206%, due 03/11/27[1,2]	2,000,000	2,007,148
Federation des Caisses Desjardins du Quebec
2.050%, due 02/10/25[1]	4,000,000	3,889,428
Secured Overnight Financing Rate + 0.430%, 5.771%, due 05/21/24[1,2]	4,307,000	4,307,581
Goldman Sachs Group, Inc. Secured Overnight Financing Rate + 0.490%, 5.805%, due 10/21/24[2]	5,000,000	5,002,092
HSBC USA, Inc. 5.625%, due 03/17/25	4,000,000	4,000,454
JPMorgan Chase & Co.
Secured Overnight Financing Rate + 0.920%, 6.260%, due 02/24/26[2]	10,000,000	10,054,500
Lloyds Banking Group PLC 4.450%, due 05/08/25	2,000,000	1,971,985
Macquarie Group Ltd. 6.207%, due 11/22/24[1]	3,250,000	3,256,448
Mitsubishi UFJ Financial Group, Inc. 2.801%, due 07/18/24	5,000,000	4,969,307
National Bank of Canada
Secured Overnight Financing Rate + 0.490%, 5.836%, due 08/06/24[2]	4,960,000	4,963,576
NatWest Markets PLC
Secured Overnight Financing Rate + 0.530%, 5.874%, due 08/12/24[1,2]	7,570,000	7,572,705
Nordea Bank Abp
Secured Overnight Financing Rate + 0.740%, 6.074%, due 03/19/27[1,2]	3,000,000	3,007,548

9

UBS Ultra Short Income Fund

Portfolio of investments—April 30, 2024

	Face Amount	Value
Corporate bonds—(continued)
Banks—(concluded)
Royal Bank of Canada
Secured Overnight Financing Rate Index + 0.340%, 5.662%, due 10/07/24[2]	$10,000,000	$10,003,874
Skandinaviska Enskilda Banken AB 3.700%, due 06/09/25[1]	2,000,000	1,960,347
Societe Generale SA 2.625%, due 01/22/25[1]	3,000,000	2,926,677
Sumitomo Mitsui Financial Group, Inc.
2.348%, due 01/15/25[3]	2,500,000	2,441,700
2.448%, due 09/27/24	2,500,000	2,466,755
Svenska Handelsbanken AB 3.650%, due 06/10/25[1]	4,000,000	3,917,455
Toronto-Dominion Bank
Secured Overnight Financing Rate + 0.350%, 5.686%, due 09/10/24[2]	7,500,000	7,504,384
Wells Fargo & Co. 3.000%, due 02/19/25	3,000,000	2,935,172
Westpac Banking Corp.
Secured Overnight Financing Rate + 0.300%, 5.642%, due 11/18/24[2]	10,000,000	10,002,090

		156,323,921

Beverages—1.0%
Diageo Capital PLC 2.125%, due 10/24/24	4,000,000	3,935,149

Biotechnology—1.0%
Amgen, Inc. 5.250%, due 03/02/25	4,000,000	3,984,403

Diversified financial services—0.7%
American Express Co. 3.000%, due 10/30/24	3,000,000	2,961,317

Electric—3.8%
DTE Energy Co. Series F, 1.050%, due 06/01/25	1,250,000	1,187,980
Eversource Energy 4.200%, due 06/27/24	3,000,000	2,992,238
National Rural Utilities Cooperative Finance Corp. Series D, Secured Overnight Financing Rate + 0.330%, 5.646%, due 10/18/24[2]	5,000,000	5,002,808
NextEra Energy Capital Holdings, Inc. 4.255%, due 09/01/24	4,000,000	3,977,611
Xcel Energy, Inc. 3.300%, due 06/01/25	2,000,000	1,946,740

		15,107,377

Insurance—2.5%
Metropolitan Life Global Funding I
Secured Overnight Financing Rate + 0.300%, 5.632%, due 09/27/24[1,2]	10,000,000	10,005,950

	Face Amount	Value
Corporate bonds—(concluded)
Machinery-diversified—0.5%
John Deere Capital Corp.
Secured Overnight Financing Rate + 0.440%, 5.776%, due 03/06/26[2]	$2,000,000	$2,005,532

Pharmaceuticals—1.7%
AbbVie, Inc. 2.600%, due 11/21/24	5,000,000	4,920,322
CVS Health Corp. 3.875%, due 07/20/25	2,000,000	1,956,230

		6,876,552

Retail—0.3%
Lowe’s Cos., Inc. 4.000%, due 04/15/25	1,411,000	1,389,987

Semiconductors—1.3%
Analog Devices, Inc.
Secured Overnight Financing Rate Index + 0.250%, 5.581%, due 10/01/24[2]	5,000,000	4,999,881

Software—0.6%
Oracle Corp. 2.950%, due 05/15/25	2,500,000	2,431,304

Telecommunications—1.0%
Verizon Communications, Inc. 3.376%, due 02/15/25	4,000,000	3,929,110
Total corporate bonds (cost—$245,226,443)		245,071,813

	Number of Shares
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund, 5.248%[4] (cost $3,210,944)	3,210,944	3,210,944
Investment of cash collateral from securities loaned—0.7%
Money market funds—0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[4] (cost—$2,834,103)	2,834,103	2,834,103
Total investments (cost—$401,165,216)—100.4%		400,564,236

Liabilities in excess of other assets—(0.4)%		(1,586,896)
Net assets—100.0%		$398,977,340

10

UBS Ultra Short Income Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets

Asset-backed securities	$—	$67,221,496	$—	$67,221,496
Commercial paper	—	82,225,880	—	82,225,880
Corporate bonds	—	245,071,813	—	245,071,813
Short-term investments	—	3,210,944	—	3,210,944
Investment of cash collateral from securities loaned	—	2,834,103	—	2,834,103
Total	$—	$400,564,236	$—	$400,564,236

Portfolio footnotes

[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $191,609,660, represented 48.0% of the Fund’s net assets at period end.

[2]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[3]	Security, or portion thereof, was on loan at the period end.
[4]	Rates shown reflect yield at April 30, 2024.

See accompanying notes to financial statements.

11

UBS Ultra Short Income Fund

Statement of assets and liabilities

April 30, 2024

Assets:
Investments, at value (cost—$401,165,216)[1]	$400,564,236
Receivable for fund shares sold	36,175
Receivable for interest and dividends	2,156,062
Other assets	1,937
Total assets	402,758,410

Liabilities:
Payable for cash collateral from securities loaned	2,834,103
Payable for fund shares redeemed	498,411
Dividends payable to shareholders	228,375
Payable to affiliate	48,345
Payable to custodian	14,796
Accrued expenses and other liabilities	157,040
Total liabilities	3,781,070
Net assets	$398,977,340

Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	439,379,896
Distributable earnings (accumulated losses)	(40,402,556)
Net assets	$398,977,340

Class A
Net assets	$71,791,978
Shares outstanding	7,295,761
Net asset value and offering price per share	$9.84

Class P
Net assets	$327,102,708
Shares outstanding	33,276,355
Net asset value and offering price per share	$9.83

Class I
Net Assets	$82,654
Shares Outstanding	8,425
Net asset value and offering price per share	$9.81

[1]	Includes $2,773,466 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

12

UBS Ultra Short Income Fund

Statement of operations

For the year ended April 30, 2024
Investment income:
Interest	$26,045,949
Securities lending	6,991
Total income	26,052,940
Expenses:
Investment advisory and administration fees	1,422,579
Service fees—Class A	88,749
Transfer agency and related services fees—Class A	16,452
Transfer agency and related services fees—Class P	71,945
Transfer agency and related services fees—Class I	16
Custody and fund accounting fees	32,844
Trustees fees	21,925
Professional services fees	135,950
Printing and shareholder report fees	65,028
Federal and state registration fees	72,732
Insurance expense	6,599
Other expenses	60,232
Total expenses	1,995,051
Fee waivers and/or expense reimbursements by advisor and administrator	(720,835)
Net expenses	1,274,216
Net investment income (loss)	24,778,724
Net realized gain (loss) on investments	(1,134,525)
Net change in unrealized appreciation (depreciation) from investments	2,917,656
Net realized and unrealized gain (loss) from investment activities	1,783,131
Net increase (decrease) in net assets resulting from operations	$26,561,855

See accompanying notes to financial statements.

13

UBS Ultra Short Income Fund

Statement of changes in net assets

	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$24,778,724	$ 26,157,026
Net realized gain (loss)	(1,134,525)	(25,158,765)
Net change in unrealized appreciation (depreciation)	2,917,656	12,689,474
Net increase (decrease) in net assets resulting from operations	26,561,855	13,687,735
Total distributions—Class A	(4,584,160)	(5,231,925)
Total distributions—Class P	(20,344,253)	(21,315,635)
Total distributions—Class I	(4,269)	(4,789)
Total distributions	(24,932,682)	(26,552,349)
From beneficial interest transactions:

Proceeds from shares sold	83,157,508	229,687,740
Cost of shares redeemed	(277,319,434)	(1,294,369,670)
Shares issued on reinvestment of dividends and distributions	21,389,880	22,522,791
Net increase (decrease) in net assets from beneficial interest transactions	(172,772,046)	(1,042,159,139)
Net increase (decrease) in net assets	(171,142,873)	(1,055,023,753)
Net assets:

Beginning of year	570,120,213	1,625,143,966
End of year	$398,977,340	$570,120,213

See accompanying notes to financial statements.

14

UBS Ultra Short Income Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A
	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.81	$9.90	$9.99	$9.95	$10.00
Net investment income (loss)[1]	0.51	0.25	0.01	0.04	0.20
Net realized and unrealized gain (loss)	0.03	(0.05)	(0.08)	0.04	(0.05)
Net increase (decrease) from operations	0.54	0.20	(0.07)	0.08	0.15
Dividends from net investment income	(0.50)	(0.28)	(0.02)	(0.04)	(0.20)
Distributions from net realized gains	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	—
Total dividends and distributions	(0.51)	(0.29)	(0.02)	(0.04)	(0.20)
Net asset value, end of year	$9.84	$9.81	$9.90	$9.99	$9.95
Total investment return[3]	5.64%	2.03%	(0.75)%	0.82%	1.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.50%	0.46%	0.44%[4]	0.44%[4]	0.45%[4]
Expenses after fee waivers and/or expense reimbursements	0.35%	0.35%	0.35%[4]	0.35%[4]	0.35%[4]
Net investment income (loss)	5.14%	2.48%	0.13%	0.41%	2.01%
Supplemental data:
Net assets, end of year (000’s)	$71,792	$114,696	$347,829	$662,131	$1,226,267
Portfolio turnover	41%	72%	56%	64%	53%

Class P
	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.80	$9.89	$9.98	$9.94	$9.99
Net investment income (loss)[1]	0.52	0.26	0.02	0.04	0.20
Net realized and unrealized gains (losses)	0.03	(0.05)	(0.08)	0.05	(0.04)
Net increase (decrease) from operations	0.55	0.21	(0.06)	0.09	0.16
Dividends from net investment income	(0.51)	(0.29)	(0.03)	(0.05)	(0.21)
Distributions from net realized gains	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	—
Total dividends and distributions	(0.52)	(0.30)	(0.03)	(0.05)	(0.21)
Net asset value, end of year	$9.83	$9.80	$9.89	$9.98	$9.94
Total investment return[3]	5.75%	2.14%	(0.65)%	0.92%	1.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.40%	0.36%	0.34%[4]	0.34%[4]	0.36%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%	0.25%	0.25%[4]	0.25%[4]	0.25%[4]
Net investment income (loss)	5.25%	2.63%	0.24%	0.38%	2.04%
Supplemental data:
Net assets, end of year (000’s)	$327,103	$455,346	$1,227,504	$2,218,543	$915,463
Portfolio turnover	41%	72%	56%	64%	53%

See accompanying notes to financial statements.

15

UBS Ultra Short Income Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class I
	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.78	$9.88	$ 9.97	$ 9.94	$9.99
Net investment income (loss)[1]	0.52	0.08 [5]	0.02	0.03	0.22
Net realized and unrealized gain (loss)	0.03	0.12 [5]	(0.08)	0.05	(0.05)
Net increase (decrease) from operations	0.55	0.20	(0.06)	0.08	0.17
Dividends from net investment income	(0.51)	(0.29)	(0.03)	(0.05)	(0.22)
Distributions from net realized gains	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	—
Total dividends and distributions	(0.52)	(0.30)	(0.03)	(0.05)	(0.22)
Net asset value, end of year	$9.81	$9.78	$ 9.88	$ 9.97	$9.94
Total investment return[3]	5.77%	2.05%	(0.63)%	0.84%	1.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.40%	0.34%	0.33%[4]	0.33%[4]	0.35%[4]
Expenses after fee waivers and/or expense reimbursements	0.23%	0.23%	0.23%[4]	0.23%[4]	0.23%[4]
Net investment income (loss)	5.27%	0.79%	0.23%	0.31%	2.25%
Supplemental data:
Net assets, end of year (000’s)	$83	$78	$49,811	$495,530	$421
Portfolio turnover	41%	72%	56%	64%	53%

[1]	Calculated using the average shares method.
[2]	Amount represents less than $0.005 or $(0.005) per share.
[3]

Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[4]	Includes interest expense representing less than 0.005%.
[5]

Due to substantial redemptions of Class I shares of the Fund during the year and fluctuating market values, these numbers would differ if presented utilizing another acceptable financial reporting method other than the average shares method that was used to calculate per share amounts. If such other acceptable method had been used, “Net investment income” would have been $0.27 per share and “Net realized and unrealized loss” would have been $(0.07) per share.

See accompanying notes to financial statements.

16

UBS Ultra Short Income Fund

Notes to financial statements

Organization and significant accounting policies

UBS Ultra Short Income Fund (the “Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Series Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with seventeen series. The financial statements for the other series of the Trust are not included herein.

UBS Asset Management (Americas) LLC (“UBS AM”) is the investment advisor and administrator for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A, Class P and Class I shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in ongoing service fees and certain transfer agency and related services expenses and certain fee waiver/expense reimbursement/cap arrangements as discussed further below. All classes of shares have equal voting privileges except that Class A shares have exclusive voting rights with respect to its service plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

17

UBS Ultra Short Income Fund

Notes to financial statements

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet its obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is not open, the value of the Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, the Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by UBS AM as the valuation designee appointed by the Fund’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Foreign currency exchange rates are generally determined as of the close of the NYSE.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless UBS AM determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third party pricing services. UBS AM has the Equities, Fixed Income and Multi-Asset Valuation Committee (the “VC”) to assist with its designated responsibilities as valuation designee. Fair

18

UBS Ultra Short Income Fund

Notes to financial statements

valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities (“ABS”), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities (“MBS”), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

19

UBS Ultra Short Income Fund

Notes to financial statements

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations (“CMO”) are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only (“IO”) and principal-only (“PO”) classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under the Fund’s investment strategies and limitations, may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

20

UBS Ultra Short Income Fund

Notes to financial statements

The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Fund at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank. At April 30, 2024, the Fund was not invested in any repurchase agreements.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s portfolio footnotes.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the “Advisory Contract”), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory fee and an administration fee, which is to be accrued daily and paid monthly, at the annual rates of 0.20% and 0.10%, respectively, of the Fund’s average daily net assets. At April 30, 2024, the Fund owed UBS AM $44,310 representing investment advisory and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) expenses related to investments in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders’ meetings and extraordinary expenses, if any) of Class A, Class P and Class I shares at a level not to exceed 0.35%, 0.25% and 0.23% of average daily net assets, respectively through August 31, 2024. For the period ended April 30, 2024, UBS AM waived $720,835 in investment advisory and administration fees. UBS AM may recoup from the Fund any such waived fees/reimbursed expenses during the following three fiscal years, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed.

At April 30, 2024, the Fund had remaining fee waivers and expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires April 30, 2025	Expires April 30, 2026	Expires April 30, 2027
Class A	$802,044	$443,464	$224,024	$134,556
Class P	2,992,612	1,534,902	871,568	586,142
Class I	132,923	132,091	695	137

For the period ended April 30, 2024, UBS AM did not voluntarily waive any additional fees.

Service plan

UBS Asset Management (US) Inc. (“UBS AM (US)”) is the principal underwriter of the Fund’s shares. The Fund has adopted a service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs

21

UBS Ultra Short Income Fund

Notes to financial statements

payments made for the expenses incurred in the service of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.10% of the average daily net assets of Class A shares. At April 30, 2024, the Fund owed UBS AM (US) $4,035 for service fees.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended April 30, 2024, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $47,339 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund may regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund’s Portfolio of investments. State Street Bank and Trust Company serves as the Fund’s lending agent.

At April 30, 2024, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$2,773,466	$2,834,103	$—	$2,834,103	U.S. Treasury Notes and U.S. Treasury Bills

*

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the “Committed Credit Facility”) with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the

22

UBS Ultra Short Income Fund

Notes to financial statements

Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the Allocation is based on utilization.

For the period ended April 30, 2024, the Fund did not borrow under the Committed Credit Facility.

Purchases and sales of securities

For the period ended April 30, 2024, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $137,892,850 and $277,953,421, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the Year ended April 30, 2024:

			Class A
			Shares	Amount
Shares sold			—	$—
Shares repurchased			(4,809,185)	(47,282,561)
Dividends reinvested			412,886	4,061,161
Net increase (decrease)			(4,396,299)	$(43,221,400)

	Class P		Class I
	Shares	Amount	Shares	Amount
Shares sold	8,465,843	$83,157,508	—	$—
Shares repurchased	(23,416,552)	(230,036,873)	—	—
Dividends reinvested	1,763,121	17,324,453	435	4,266
Net increase (decrease)	(13,187,588)	$(129,554,912)	435	$4,266

For the year ended April 30, 2023:

			Class A
			Shares	Amount
Shares sold			31,127	$304,660
Shares repurchased			(23,936,609)	(235,317,660)
Dividends reinvested			465,192	4,564,574
Net increase (decrease)			(23,440,290)	$(230,448,426)

	Class P		Class I
	Shares	Amount	Shares	Amount
Shares sold	23,357,649	$229,383,080	—	$—
Shares repurchased	(102,832,409)	(1,009,301,167)	(5,035,510)	(49,750,843)
Dividends reinvested	1,831,882	17,955,872	240	2,345
Net increase (decrease)	(77,642,878)	$(761,962,215)	(5,035,270)	$(49,748,498)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

23

UBS Ultra Short Income Fund

Notes to financial statements

The tax character of distributions paid during the fiscal years ended April 30, 2024 and April 30, 2023, was ordinary income in the amount of $24,932,682 and $26,552,349, respectively.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2024 were as follows:

Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net Unrealized appreciation (depreciation) on investments
$401,165,216	$146,108	$(747,088)	$(600,980)

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
$308,022	$—	$(39,765,944)	$(600,980)	$(343,654)	$(40,402,556)

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. At April 30, 2024, the Fund had capital loss carryforwards of $27,775,867 in short-term and $11,990,077 in long-term capital losses.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of April 30, 2024 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended April 30, 2024, remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

UBS Ultra Short Income Fund

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of UBS Ultra Short Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of UBS Ultra Short Income Fund (the “Fund”)

(one of the funds constituting UBS Series Funds (the “Trust”)), including the portfolio of investments, as of April 30,

2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting UBS Series Funds) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the

Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

25

UBS Ultra Short Income Fund

Tax information (unaudited)

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Fund designates $15,770,928 of ordinary income distributions paid as qualified interest income for the fiscal year ended April 30, 2024.

26

UBS Ultra Short Income Fund

General information (unaudited)

Quarterly portfolio schedule

The Fund filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

27

UBS Ultra Short Income Fund

Board approval of investment advisory and administration contract (unaudited)

At a meeting of the board of UBS Series Funds (the “Trust”) on February 21, 2024, the members of the board, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment to the investment advisory and administration contract (the “Contract”) between UBS Asset Management (Americas) Inc. (“UBS AM”) and the Trust, on behalf of UBS Ultra Short Income Fund (the “Fund”).

Management discussed with the board its proposal to reorganize UBS AM from a Delaware corporation to a Delaware limited liability company and to change its name to UBS Asset Management (Americas) LLC. Management stated that UBS AM is proposing that the Contract be amended at the time of the closing of the reorganization to reflect UBS AM’s new name and form of organization. UBS AM represented, and the board considered, that there was expected to be no change to: (i) the advisory fee or any other amounts to be paid by the Fund; (ii) the nature, extent, and quality of the services to be provided by UBS AM; (iii) fund performance; (iv) the costs of the services to be provided and profits to be realized by UBS AM and its affiliates from the relationship with the Fund; (v) the realization of economies of scale as the Fund grows; or (vi) any other benefits derived or to be derived by UBS AM from the relationship with the Fund.

The board, including a majority of the Independent Trustees, approved the amendment to the Contract. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve the amendment to the Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process.

28

UBS Ultra Short Income Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Fund is governed by a Board of Trustees which oversees the Fund’s operations. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 64 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); Since September 2023 (Chair of the Board of Trustees)	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None
Richard R. Burt; 77 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 84 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

29

UBS Ultra Short Income Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (33 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 until 2023) and Tech and Energy Transition Corporation (from 2021 until 2023).
David R. Malpass; 68 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Mr. Malpass served as President of the World Bank Group (from 2019 until 2023.) Prior to that, he served as US Treasury Undersecretary for International Affairs (from 2017 until 2019) (Mr. Malpass also had previously served as a trustee of the funds (from 2014 until 2017), when he entered public service.)	Mr. Malpass is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government’s development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

[1]	Each trustee holds office for an indefinite term.

30

UBS Ultra Short Income Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 56	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) and senior manager of fund accounting—US (previously named product control and investment support) at UBS AM and/or UBS AM (US) (“UBS AM—Americas region”). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 9 portfolios) for which Credit Suisse Asset Management, LLC had served as investment advisor or manager prior to its merger into UBS AM, and for which UBS AM assumed such responsibilities effective May 1, 2024 (since February 2024.)
Mark E. Carver[2]; 60	President	Since October 2023	Mr. Carver is an executive director and senior member of UBS AM’s Americas Products team (since rejoining UBS AM in 2022). In addition to his fund board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM’s strategic product alignment with UBS Financial Services Inc. Mr. Carver previously served in the role of president of the funds from 2010 to 2018 before moving to a senior product role at UBS Financial Services Inc. until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson[4]; 45	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 46	Vice President	Since 2015	Ms. DiPaolo is an executive director (since 2020) (prior to which she was a director from 2008 until 2020) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM—Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 60	Vice President	Since 2017	Mr. Grande is a managing director, head of the municipal fixed income team (since 2020); formerly he was co-head from 2017 until 2020) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary[4]; 56	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Leesa Merrill[3]; 45	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since 2023) (prior to which she was a director (from 2014 until 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

31

UBS Ultra Short Income Fund

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Ryan Nugent[2]; 46	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), senior portfolio manager (since 2020) (prior to which he was a portfolio manager (since 2005)) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Robert Sabatino[3]; 50	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 58	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey[3]; 39	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since 2023) (prior to which he was an executive director from 2019 until 2023) and Secretary and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel with UBS Business Solutions US LLC (from 2017 through 2022) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 40	Vice President	Since 2016	Mr. Walczak is a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manage
Keith A. Weller[3]; 62	Vice President and Secretary	Since 1998 (Vice President) and since 2019 (Secretary)	Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022), (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

[1]	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.
[3]	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[4]	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

32

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Investment Advisor and Administrator

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2024. All rights reserved.

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019-6028

S1709

Cantor Fitzgerald Government Money Market Fund

Annual Report  |  April 30, 2024

Cantor Fitzgerald Government Money Market Fund

June 18, 2024

Dear Shareholder,

We present you with the annual report for the Cantor Fitzgerald Government Money Market Fund (the “Fund”) for the period from commencement of operations on January 16, 2024, to April 30, 2024 (the “reporting period”). The fund is a “feeder fund,” investing all of its assets in a “master fund,” namely Government Master Fund. Portions of the discussion below cover the master fund’s entire fiscal year ended April 30, 2024 (“fiscal year”), and not just the three and a half months since the fund commenced operations.

Performance

The US Federal Reserve (the “Fed”) raised the federal funds rate twice during the 12-months ended April 30, 2024, with the last hike in July 2023 pushing it to a range between 5.25% and 5.50%. The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed’s actions, see below.) As a result, the yields on short-term investments moved higher.

The seven-day current yield for Investor Shares of the Fund as of April 30, 2024 was 5.08%. The seven-day current yield for Institutional Shares of the Fund as of April 30, 2024 was 5.20%. (Yields in both cases are after fee waivers/expense reimbursements. For more information on the Fund’s performance, refer to “Yields and characteristics at a glance” on pages 4 and 5.)

Cantor Fitzgerald Government Money Market Fund

Investment goal:

Maximum current income consistent with liquidity and the preservation of capital.

Portfolio Managers:

Robert Sabatino

David J. Walczak

UBS Asset Management

(Americas) LLC

Commencement:

January 16, 2024 (Investor Shares)

March 25, 2024 (Institutional Shares)

Dividend payments:

Monthly

An interview with Portfolio Manager Robert Sabatino

Q.	How would you describe the economic environment during the fiscal year?
A.

Despite several headwinds, the US economy continued to expand during the fiscal year. Persistent inflation, monetary tightening, and several geopolitical issues were some of the challenges facing the economy. Despite these factors, the economy was resilient. Looking back, second and third quarter 2023 US annualized gross domestic product (“GDP”) growth was 2.1% and 4.9%, respectively. GDP then expanded 3.4% during the fourth quarter of the year. The Commerce Department’s preliminary estimate for first quarter 2024 annualized GDP growth was 1.6%.

Q.	How did the Fed react to the economic environment?
A.

With US inflation remaining persistent, the Fed continued to raise the federal funds rate during the first half of the fiscal year. From March 2022 (prior to the beginning of the fiscal year) through July 2023, the Fed raised rates 11 times—pushing the federal funds rate to a range between 5.25% and 5.50%—the highest level in 22 years. Since that time, the central bank kept rates on hold and investors have pushed back the expected timing for when the Fed may start lowering rates.

Q.	How did you position the Fund over the reporting period?
A.

The Fund is a “feeder fund,” investing all of its assets in a “master fund,” namely Government Master Fund. We tactically adjusted Government Master Fund’s weighted average maturity (“WAM”)—which is the weighted average maturity of the securities in its portfolio—throughout the reporting period. The Fund’s WAM at period end on April 30, 2024, was 35 days.

Q.	What types of securities did the Government Master Fund emphasize?
A.

Over the fiscal year, we significantly increased the Government Master Fund’s exposure to US Treasury obligations. Conversely, we meaningfully reduced its allocation to repurchase agreements and, to a lesser extent, US government agency obligations. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

1

Cantor Fitzgerald Government Money Market Fund

Q.	What factors do you believe will affect the Fund over the coming months?
A.

We continue to closely monitor the economic environment. With inflation currently higher than the Fed’s 2% target, it is unclear when the central bank may begin cutting rates. Against this backdrop, we expect to continue managing the Fund with a focus on risk and liquidity.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Fund,* please contact your Cantor Fitzgerald representative, or visit www.cantormmf.com.

Sincerely,

Mark E. Carver

President—

Cantor Fitzgerald Government Money Market Fund

Executive Director

UBS Asset Management

(Americas) LLC

Robert Sabatino

Portfolio Manager—

Cantor Fitzgerald Government Money Market Fund

Managing Director

UBS Asset Management

(Americas) LLC

David J. Walczak

Portfolio Manager—

Cantor Fitzgerald Government Money Market Fund

Managing Director

UBS Asset Management

(Americas) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during its initial period ended April 30, 2024. The views and opinions in the letter were current as of June 18, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus for the Fund can be obtained from your Cantor Fitzgerald representative, by calling 855-9-CANTOR / 855-922-6867, or by visiting the Website at www.cantormmf.com.

2

Cantor Fitzgerald Government Money Market Fund

Understanding your Fund’s expenses1 (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees (non-12b-1 fees-Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Fund is a “feeder fund” that invests in a corresponding “master fund,” the expense information below reflects the combined effect of the two levels of expenses and not just those imposed directly at the feeder fund level.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 16, 2024 (for Investor Shares) or March 25, 2024 (for Institutional Shares) to April 30, 2024.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a share class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the share class’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The examples do not reflect Resource Management Account® (RMA®) Program, Business Services Account BSA® Program or other program fees as these are external to the Fund and relate to those programs.

	Beginning account value January 16, 2024	Ending account value April 30, 2024[2]	Expenses paid during period 01/16/24 to 04/30/24[3]	Expense ratio during the period

Investor Shares4
Actual	$1,000.00	$1,013.20	$0.87	0.30%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.37	1.51	0.30
Institutional Shares5
Actual	$1,000.00	$1,005.30	$0.18	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.97	0.91	0.18

[1]	The expenses for the Fund reflects the expenses of the corresponding master fund in which it invests in addition to its own direct expenses.
[2]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[3]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one–half year period).
[4]

Investor Shares commenced operations on January 16, 2024. Expenses are equal to the share class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 106 divided by 366 (to reflect the inception period from January 16, 2024 to April 30, 2024). Hypothetical expenses are equal to the share class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

[5]

Institutional Shares commenced operations on March 25, 2024. Expenses are equal to the share class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 37 divided by 366 (to reflect the inception period from March 25, 2024 to April 30, 2024). Hypothetical expenses are equal to the share class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

3

Cantor Fitzgerald Government Money Market Fund

Yields and characteristics at a glance—April 30, 2024 (unaudited)

Cantor Fitzgerald Government Money Market Fund – Investor Shares

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.08%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.20
Seven-day current yield before fee waivers and/or expense reimbursements[1]	4.86
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	4.98
Weighted average maturity[2]	35 days

You could lose money by investing in Cantor Fitzgerald Government Money Market Fund. Although the related money market master fund seeks to preserve the value of your investment so that the shares of Cantor Fitzgerald Government Money Market Fund are at $1.00 per share, the related money market master fund cannot guarantee it will do so. An investment in Cantor Fitzgerald Government Money Market Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Cantor Fitzgerald Government Money Market Fund’s sponsor is not required to reimburse Cantor Fitzgerald Government Money Market Fund for losses, and you should not expect that the fund’s sponsor will provide financial support to Cantor Fitzgerald Government Money Market Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]

Yields will fluctuate and reflect fee waivers, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

4

Cantor Fitzgerald Government Money Market Fund

Yields and characteristics at a glance—April 30, 2024 (unaudited)

Cantor Fitzgerald Government Money Market Fund – Institutional Shares

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.20%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.33
Seven-day current yield before fee waivers and/or expense reimbursements[1]	5.28
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	5.42
Weighted average maturity[2]	35 days

You could lose money by investing in Cantor Fitzgerald Government Money Market Fund. Although the related money market master fund seeks to preserve the value of your investment so that the shares of Cantor Fitzgerald Government Money Market Fund are at $1.00 per share, the related money market master fund cannot guarantee it will do so. An investment in Cantor Fitzgerald Government Money Market Fund is not a bank account and not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Cantor Fitzgerald Government Money Market Fund’s sponsor is not required to reimburse Cantor Fitzgerald Government Money Market Fund for losses, and you should not expect that the fund’s sponsor will provide financial support to Cantor Fitzgerald Government Money Market Fund at any time, including during periods of market stress.

Not FDIC insured. May lose value. No bank guarantee.

[1]

Yields will fluctuate and reflect fee waivers, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

5

Cantor Fitzgerald Government Money Market Fund

Statement of assets and liabilities

April 30, 2024

Assets:
Investment in Government Master Fund (“Master Fund”), at value (cost—$332,502,378, which approximates cost for federal income tax purposes)	$332,502,378
Receivable from affiliate	19,135
Deferred offering costs	107,821
Other assets	10,224
Total assets	332,639,558

Liabilities:
Dividends payable to shareholders	578,500
Payable to custodian	2,733
Accrued expenses and other liabilities	57,316
Total liabilities	638,549
Net assets	$332,001,009

Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	332,001,009
Net assets	$332,001,009

Investor Shares
Net Assets	$15,000,000
Shares Outstanding	15,000,000
Net asset value per share	$1.00

Institutional Shares
Net Assets	$317,001,009
Shares Outstanding	317,001,009
Net asset value per share	$1.00

See accompanying notes to financial statements and the attached Master Trust financial statements.

6

Cantor Fitzgerald Government Money Market Fund

Statement of operations

For the period from January 16, 2024[1] to April 30, 2024
Investment income:
Interest income allocated from Master Fund	$1,439,272
Expenses allocated from Master Fund	(26,659)
Net investment income allocated from Master Fund	1,412,613
Expenses:
Administration fees	16,700
Service and distribution fees	14,099
Transfer agency fees and related services	14,233
Accounting fees	2,733
Trustees’ fees	10,477
Professional fees	25,627
Reports and notices to shareholders	8,072
State registration fees	916
Offering cost	9,190
Other expenses	17,995
Total expenses	120,042
Less: Fee waivers and/or expense reimbursements by administrator/distributor	(91,869)
Net expenses	28,173
Net investment income (loss)	1,384,440
Net increase (decrease) in net assets resulting from operations	$1,384,440

[1]	Commencement of operations.

See accompanying notes to financial statements and the attached Master Trust financial statements.

7

Cantor Fitzgerald Government Money Market Fund

Statement of changes in net assets

For the period from January 16, 2024[1] to April 30, 2024
From operations:

Net investment income (loss)	$1,384,440
Net increase (decrease) in net assets resulting from operations	1,384,440
Total distributions—Investor Shares	(287,015)
Total distributions—Institutional Shares	(1,097,425)
Total distributions	(1,384,440)
From beneficial interest transactions:

Proceeds from shares sold	5,286,003,008
Cost of shares redeemed	(4,954,002,005)
Shares issued on reinvestment of dividends and distributions	6
Net increase (decrease) in net assets from beneficial interest transactions	332,001,009
Net increase (decrease) in net assets	332,001,009
Net assets:

Beginning of period	—
End of period	$332,001,009

[1]	Commencement of operations.

See accompanying notes to financial statements and the attached Master Trust financial statements.

8

Cantor Fitzgerald Government Money Market Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Investor Shares
For the period from January 16, 2024[1] to April 30, 2024
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.013
Net increase (decrease) from operations	0.013
Dividends from net investment income	(0.013)
Total dividends and distributions	(0.013)
Net asset value, end of period	$1.00
Total investment return[2]	1.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	1.43%[4]
Expenses after fee waivers and/or expense reimbursements[3]	0.30%[4]
Net investment income (loss)[3]	5.09%[4]
Supplemental data:
Net assets, end of period (000’s)	$15,000

Institutional Shares
For the period from March 25, 2024[1] to April 30, 2024
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.005
Net increase (decrease) from operations	0.005
Dividends from net investment income	(0.005)
Total dividends and distributions	(0.005)
Net asset value, end of period	$1.00
Total investment return[2]	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.31%[4]
Expenses after fee waivers and/or expense reimbursements[3]	0.18%[4]
Net investment income (loss)[3]	5.21%[4]
Supplemental data:
Net assets, end of period (000’s)	$317,001

[1]	Commencement of operations.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[4]	Annualized

See accompanying notes to financial statements and the attached Master Trust financial statements.

9

Cantor Fitzgerald Government Money Market Fund

Notes to financial statements

Organization and significant accounting policies

Cantor Fitzgerald Government Money Market Fund (“Cantor Fitzgerald Government Fund” or the “Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Series Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with seventeen series. The financial statements for the other series of the Trust are not included herein.

Cantor Fitzgerald Government Fund is a “feeder fund” that invests substantially all of its assets in a “master fund”—Government Master Fund (the “Master Fund”, a diversified series of Master Trust, an open-end investment company registered with the SEC under the 1940 Act). The feeder fund and its respective Master Fund have the same investment objectives. Cantor Fitzgerald Government Fund Investor Shares and Institutional Shares commenced operations on January 16, 2024, and March 25, 2024, respectively.

UBS Asset Management (Americas) LLC (“UBS AM”) is the investment advisor and administrator for the Master Fund and the administrator for the Fund. UBS Asset Management (US) Inc. (“UBS AM—US”) serves as principal underwriter for the Fund. UBS AM and UBS AM—US are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The performance of the Fund is directly affected by the performance of the Master Fund. The value of such investment reflects the Fund’s proportionate interest in the net assets of the Master Fund (1.43% at April 30, 2024).

All of the net investment income and realized and unrealized gains and losses from investment activities of the Master Fund are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Master Fund (e.g., other feeder funds) at the time of such determination. The financial statements of the Master Fund, including the Portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund’s financial statements. The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—The Fund records its investment in the Master Fund at fair value. Securities held by the Master Fund are valued as indicated in the Master Fund’s Notes to financial statements, which are included elsewhere in this report.

Constant net asset value per share—Cantor Fitzgerald Government Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Fund will be able to maintain a stable net asset

10

Cantor Fitzgerald Government Money Market Fund

Notes to financial statements

value of $1.00 per share. The Fund and the Master Fund have adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable the Fund to do so. Cantor Fitzgerald Government Fund and the Master Fund have each adopted a policy to operate as a “government money market fund”. Under Rule 2a-7 of the 1940 Act, a “government money market fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) (either directly or through a related master portfolio). As a “government money market fund”, Cantor Fitzgerald Government Fund is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a “government money market fund”, Cantor Fitzgerald Government Fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Fund’s Board of Trustees (the “Board”) may elect to subject Cantor Fitzgerald Government Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet its obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Deferred offering costs—Offering costs consist primarily of legal fees and other costs incurred with Fund’s share offerings, the preparation of the Fund’s registration statement, and registration fees. Deferred offering costs are amortized over a period of 12 months.

Administrator

UBS AM serves as administrator to the Fund pursuant to an Administration Agreement approved by the Trust’s board. In accordance with the Administration Agreement, the Fund pays UBS AM an administration fee, which is accrued daily and paid monthly, at the below annual rate, as a percentage of the Fund’s average daily net assets:

Fund	Administration fee
Cantor Fitzgerald Government Money Market Fund	0.08%

At April 30, 2024, UBS AM owes the Fund $19,135 for expense reimbursements.

The Fund and UBS Asset Management (Americas) LLC (“UBS AM”), the Fund’s administrator, have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its fees and/or reimburse the Fund so that the Fund’s operating expenses through March 22, 2025 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.30% for Investor Shares and 0.18% for Institutional Shares.

At April 30, 2024, the Fund had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective date of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires April 30, 2027
Cantor Fitzgerald Government Money Market Fund—Investor Shares	$55,084	$55,084
Cantor Fitzgerald Government Money Market Fund—Institutional Shares	28,324	55,084

11

Cantor Fitzgerald Government Money Market Fund

Notes to financial statements

Shareholder services plan

UBS AM—US is the principal underwriter and distributor of the Fund’s shares. Under the shareholder services plan, UBS AM—US is entitled to a monthly shareholder servicing fee, payable by the Fund, at the below annual rate, as a percentage of the Fund’s average daily net assets. UBS AM—US will waive 0.15% of the 0.25% service fee otherwise payable by the Investor Shares of the Fund through March 22, 2025.

Fund	Shareholder servicing fee
Cantor Fitzgerald Government Money Market Fund	0.25%

At April 30, 2024, the Fund owed UBS AM—US $1,229 for shareholder servicing fees.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

Investor Shares

For the period from January 16, 2024[1] to April 30, 2024
Shares Sold	$789,002,000
Shares repurchased	(774,002,005)
Dividends Reinvested	5
Net increase (decrease) in shares outstanding	$15,000,000

Institutional Shares

For the period from March 25, 2024[1] to April 30, 2024
Shares Sold	$4,497,001,008
Shares repurchased	(4,180,000,000)
Dividends Reinvested	1
Net increase (decrease) in shares outstanding	$317,001,009

[1]	Commencement of operations.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended April 30, 2024 were as follows:

	2024
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Cantor Fitzgerald Government Money Market Fund	$1,384,440	$—	$1,384,440

12

Cantor Fitzgerald Government Money Market Fund

Notes to financial statements

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
Cantor Fitzgerald Government Money Market Fund	$587,519	$—	$—	$—	$(587,519)	$—

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. As of April 30, 2024, the Fund had no net capital loss carryforward.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2024, the Fund did not incur any interest or penalties.

Since inception the Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

13

Cantor Fitzgerald Government Money Market Fund

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of Cantor Fitzgerald Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cantor Fitzgerald Government Money Market Fund (the “Fund”) (one of the funds constituting UBS Series Funds (the “Trust”)), as of April 30, 2024, and the related statement of operations, statements of changes in net assets and the financial highlights for the period from January 16, 2024 (commencement of operations) through April 30, 2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting UBS Series Funds) at April 30, 2024, the results of its operations, changes in its net assets and financial highlights for the period from January 16, 2024 (commencement of operations) through April 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

14

Cantor Fitzgerald Government Money Market Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund and Master Fund file their complete schedules of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. These reports on Form N-MFP are available on the SEC’s Website at http://www.sec.gov. The Fund and Master Fund make portfolio holdings information available to shareholders on a Website at the following internet address: www.cantormmf.com/documents. Investors also may find additional information about the Fund at the above referenced Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (and corresponding Master Fund’s) (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Website (http://www.sec.gov).

Other tax information

Pursuant to Sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Fund designates $1,384,440 of ordinary income distributions paid as qualified interest income for the fiscal year ended April 30, 2024.

15

Master Trust

Annual Report  |  April 30, 2024

Includes:

•	Government Master Fund

Government Master Fund

Understanding a Master Fund’s expenses (unaudited)

(Note: The expense information provided in this section is relevant for direct investors in the Master Fund. Investors in the related “feeder funds” should instead focus on separate expense examples relevant to the particular feeder funds; the expense examples for the feeder funds will reflect their proportionate share of the Master Fund’s expenses.)

As an owner of a Master Fund, an investor such as a feeder fund incurs ongoing costs, including management fees and other Master Fund expenses. This example is intended to help you understand a Master Fund investor’s ongoing costs (in dollars) of investing in a Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2023 to April 30, 2024.

Actual expenses

The first line in the table below for the Master Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Master Fund provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for the Master Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

	Beginning account value November 1, 2023	Ending account value April 30, 2024	Expenses paid during period 11/01/23 to 04/30/24[1]	Expense ratio during the period

Actual	$1,000.00	$1,000.00	$0.50	0.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.10

[1]	Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one–half year period).

17

Government Master Fund

Characteristics
Weighted average maturity[1]	35 days

Portfolio composition
U.S. Treasury obligations	57.3%
Repurchase agreements	35.1
U.S. government agency obligations	8.0
Liabilities in excess of other assets	(0.4)
Total	100.0%

You could lose money by investing in a money market fund. Although Government Master Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, Government Master Fund cannot guarantee it will do so. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to a money market fund, and you should not expect that the fund’s sponsor will provide financial support to a money market fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

[1]	The Master Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[2]	Weightings represent percentages of the Master Fund’s net assets as of the date indicated. The Master Fund’s portfolio is actively managed and its composition will vary over time.

18

Government Master Fund

Portfolio of investments—April 30, 2024

	Face Amount	Value
U.S. government agency obligations—8.0%
Federal Farm Credit Banks Funding Corp.
Secured Overnight Financing Rate + 0.090%, 5.410%, due 05/01/24[1]	$22,000,000	$22,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.105%, 5.425%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.120%, 5.440%, due 05/01/24[1]	33,000,000	33,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	53,000,000	53,000,000
Secured Overnight Financing Rate + 0.130%, 5.450%, due 05/01/24[1]	150,500,000	150,500,000
Secured Overnight Financing Rate + 0.135%, 5.455%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.140%, 5.460%, due 05/01/24[1]	86,000,000	86,001,197
Secured Overnight Financing Rate + 0.150%, 5.470%, due 05/01/24[1]	109,000,000	109,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	156,000,000	156,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	263,000,000	263,000,000
Secured Overnight Financing Rate + 0.165%, 5.485%, due 05/01/24[1]	61,000,000	61,000,000
3 mo. Treasury money market yield + 0.160%, 5.486%, due 05/01/24[1]	40,000,000	40,000,000
Secured Overnight Financing Rate + 0.170%, 5.490%, due 05/01/24[1]	24,000,000	24,000,000
Secured Overnight Financing Rate + 0.180%, 5.500%, due 05/01/24[1]	58,000,000	58,000,000
Secured Overnight Financing Rate + 0.200%, 5.520%, due 05/01/24[1]	60,000,000	60,000,000
Federal Home Loan Banks
Secured Overnight Financing Rate + 0.055%, 5.375%, due 05/01/24[1]	93,000,000	93,000,000
Secured Overnight Financing Rate + 0.100%, 5.420%, due 05/01/24[1]	90,000,000	90,000,000
Secured Overnight Financing Rate + 0.115%, 5.435%, due 05/01/24[1]	85,000,000	85,000,000
Secured Overnight Financing Rate + 0.125%, 5.445%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.155%, 5.475%, due 05/01/24[1]	86,000,000	86,000,000
Secured Overnight Financing Rate + 0.160%, 5.480%, due 05/01/24[1]	142,000,000	142,000,000
Total U.S. government agency obligations (cost—$1,871,501,197)		1,871,501,197

U.S. Treasury obligations—57.3%
U.S. Treasury Bills
5.174% due 07/18/24[2]	204,000,000	201,801,050
5.185% due 08/01/24[2]	204,000,000	201,401,153
5.222% due 07/25/24[2]	201,000,000	198,617,592
5.250% due 07/05/24[2]	205,000,000	203,132,649
5.286% due 06/27/24[2]	101,000,000	100,187,624
5.308% due 08/22/24[2]	110,000,000	108,239,083

	Face Amount	Value
U.S. Treasury obligations—(continued)
5.308% due 09/12/24[2]	$111,000,000	$108,892,850
5.312% due 06/04/24[2]	212,000,000	210,968,856
5.313% due 09/05/24[2]	111,000,000	109,000,967
5.313% due 09/26/24[2]	243,000,000	237,900,105
5.329% due 10/10/24[2]	248,000,000	242,286,080
5.334% due 10/03/24[2]	243,000,000	237,637,969
5.340% due 06/20/24[2]	185,000,000	183,681,875
5.340% due 08/29/24[2]	109,000,000	107,136,100
5.340% due 09/19/24[2]	231,000,000	226,358,633
5.343% due 05/14/24[2]	206,000,000	205,614,666
5.349% due 05/21/24[2]	202,000,000	201,418,128
5.349% due 05/28/24[2]	202,000,000	201,214,473
5.353% due 05/02/24[2]	204,000,000	203,970,477
5.364% due 05/07/24[2]	206,000,000	205,821,467
5.364% due 08/06/24[2]	261,000,000	257,343,100
5.367% due 10/17/24[2]	232,000,000	226,385,632
5.369% due 07/11/24[2]	248,000,000	245,444,394
5.370% due 07/30/24[2]	244,000,000	240,824,950
5.372% due 10/24/24[2]	232,000,000	226,147,413
5.374% due 05/16/24[2]	200,000,000	199,564,167
5.374% due 05/23/24[2]	220,000,000	219,296,856
5.374% due 06/27/24[2]	243,000,000	240,987,757
5.375% due 07/05/24[2]	243,000,000	240,705,337
5.375% due 07/16/24[2]	230,000,000	227,470,256
5.377% due 10/31/24[2]	235,000,000	228,863,693
5.379% due 05/09/24[2]	221,000,000	220,742,903
5.380% due 06/18/24[2]	215,000,000	213,505,033
5.380% due 06/25/24[2]	215,000,000	213,287,017
5.384% due 06/06/24[2]	222,000,000	220,836,720
5.389% due 06/20/24[2]	231,000,000	229,317,229
5.391% due 07/02/24[2]	216,000,000	214,056,300
5.395% due 06/13/24[2]	221,000,000	219,614,146
5.395% due 07/18/24[2]	232,000,000	229,361,000
5.395% due 08/01/24[2]	235,000,000	231,881,354
5.396% due 08/13/24[2]	246,000,000	242,283,213
5.400% due 05/30/24[2]	218,000,000	217,077,164
5.400% due 07/25/24[2]	232,000,000	229,121,428
5.404% due 06/06/24[2]	204,000,000	202,941,240
5.404% due 06/13/24[2]	202,000,000	200,747,768
5.406% due 08/27/24[2]	232,000,000	228,015,271
5.446% due 05/23/24[2]	288,000,000	287,079,520
5.457% due 05/30/24[2]	311,000,000	309,687,234
5.479% due 05/09/24[2]	190,000,000	189,777,911
5.489% due 05/16/24[2]	287,000,000	286,369,796
5.543% due 05/02/24[2]	194,000,000	193,971,331
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.037%, 5.363% due 05/01/24[1]	329,000,000	328,958,484
3 mo. Treasury money market yield + 0.140%, 5.466% due 05/01/24[1]	522,000,000	521,945,760
3 mo. Treasury money market yield + 0.150%, 5.476% due 05/01/24[1]	232,000,000	232,000,000
3 mo. Treasury money market yield + 0.200%, 5.526% due 05/01/24[1]	449,000,000	449,103,334
3 mo. Treasury money market yield + 0.245%, 5.571% due 05/01/24[1]	699,000,000	699,315,892

19

Government Master Fund

Portfolio of investments—April 30, 2024

	Face Amount	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Notes
0.625% due 10/15/24	$101,000,000	$99,029,858
0.750% due 11/15/24	51,000,000	49,823,643
1.500% due 10/31/24	101,000,000	99,266,770
1.500% due 11/30/24	51,000,000	49,946,352
Total U.S. Treasury obligations (cost—$13,357,379,023)		13,357,379,023

Repurchase agreements—35.1%
Repurchase agreement dated 03/31/22 with Mitsubishi UFJ Securities Americas, Inc., 5.310% due 06/04/24, collateralized by $10,394,671 Federal Home Loan Mortgage Corp., obligations, 3.500% to 6.000% due 09/01/38 to 08/01/52 and $269,122,672 Federal National Mortgage Association obligations, 2.500% to 6.000% due 12/01/24 to 05/01/53; (value—$102,000,000); proceeds: $111,224,750[3]	100,000,000	100,000,000
Repurchase agreement dated 02/01/23 with J.P. Morgan Securities LLC, 5.330% due 05/07/24, collateralized by $701,165,489 Federal National Mortgage Association obligations, 1.500% to 6.500% due 11/01/32 to 04/01/54; (value—$204,000,000); proceeds: $213,443,444[3]	200,000,000	200,000,000
Repurchase agreement dated 04/30/24 with Mitsubishi UFJ Securities Americas, Inc., 5.320% due 05/01/24, collateralized by $318,823 Federal Home Loan Mortgage Corp., obligations, 2.500% to 4.500% due 12/01/46 to 05/01/52, $405,272,836 Federal National Mortgage Association obligations, 2.000% to 6.500% due 12/01/24 to 05/01/54 and $129,968,035 Government National Mortgage Association obligations, 1.000% to 6.500% due 01/20/39 to 01/20/54; (value—$280,500,000); proceeds: $275,040,639	275,000,000	275,000,000
Repurchase agreement dated 09/19/23 with J.P. Morgan Securities LLC, 5.440% due 07/29/24, collateralized by $806,868,126 Federal Home Loan Mortgage Corp., obligations, zero coupon to 4.840% due 01/25/38 to 01/25/55, $1,171,532,611 Federal National Mortgage Association obligations, zero coupon to 5.500% due 03/25/33 to 11/25/53 and $2,129,834,372 Government National Mortgage Association obligations, zero coupon to 5.000% due 06/20/43 to 03/16/64; (value—$309,000,000); proceeds: $310,154,667[3]	300,000,000	300,000,000

	Face Amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/24 with Toronto-Dominion Bank, 5.320% due 05/01/24, collateralized by $476,580,146 Federal Home Loan Mortgage Corp. obligations, 1.500% to 5.845% due 02/15/27 to 10/15/52, $1,101,970,558 Federal National Mortgage Association obligations, 1.000% to 6.500% due 05/25/30 to 09/25/53 and $353,380,522 Government National Mortgage Association obligations, 2.500% to 7.500% due 07/16/32 to 03/20/54; (value—$408,000,000); proceeds: $400,059,111	$400,000,000	$400,000,000
Repurchase agreement dated 04/30/24 with J.P. Morgan Securities LLC, 5.320% due 05/01/24, collateralized by $1,072,455,184 Federal National Mortgage Association obligations, 2.000% to 7.047% due 12/01/34 to 04/01/59; (value—$510,000,000); proceeds: $500,073,889	500,000,000	500,000,000
Repurchase agreement dated 04/30/24 with Fixed Income Clearing Corp., 5.310% due 05/01/24, collateralized by $2,478,949,800 U.S. Treasury Bills, zero coupon due 06/04/24 to 06/25/24, $199,421,200 U.S. Treasury Inflation Index Note, 0.625% due 01/15/26 and $3,919,423,900 U.S. Treasury Notes, 0.250% to 5.000% due 10/31/25 to 12/31/25; (value—$6,541,260,211); proceeds: $6,413,945,918	6,413,000,000	6,413,000,000
Total repurchase agreements (cost—$8,188,000,000)		8,188,000,000
Total investments (cost—$23,416,880,220 which approximates cost for federal income tax purposes)—100.4%		23,416,880,220

Liabilities in excess of other assets—(0.4)%		(93,409,649)
Net assets—100.0%		$23,323,470,571

20

Government Master Fund

Portfolio of investments—April 30, 2024

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024 in valuing the Master Fund’s investments. In the event the Master Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
U.S. government agency obligations	$—	$1,871,501,197	$—	$1,871,501,197
U.S. Treasury obligations	—	13,357,379,023	—	13,357,379,023
Repurchase agreements	—	8,188,000,000	—	8,188,000,000
Total	$—	$23,416,880,220	$—	$23,416,880,220

At April 30, 2024, there were no transfers in or out of Level 3.

Portfolio footnotes

[1]

Floating or variable rate securities. The rates disclosed are as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

[2]	Rates shown reflect yield at April 30, 2024.
[3]

Investment has a put feature, which allows the Fund to accelerate the maturity, and a variable or floating rate. The interest rate shown is the current rate as of April 30, 2024 and changes periodically. The maturity date reflects the earliest put date and the proceeds represent the receivable of the Fund if the put feature was exercised as of April 30, 2024.

See accompanying notes to financial statements.

21

Government Master Fund

Statement of assets and liabilities

April 30, 2024

Assets:
Investments, at value (cost—$15,228,880,220)	$15,228,880,220
Repurchase agreements (cost—$8,188,000,000)	8,188,000,000
Total investments in securities, at value (cost—$23,416,880,220)	23,416,880,220
Cash	350,137,338
Receivable for interest	19,083,948
Total assets	23,786,101,506

Liabilities:
Payable for investments purchased	460,745,047
Payable to affiliate	1,885,888
Total liabilities	462,630,935
Net assets, at value	$23,323,470,571

See accompanying notes to financial statements.

22

Government Master Fund

Statement of operations

For the year ended April 30, 2024
Investment income:
Interest	$1,069,906,354
Expenses:
Investment advisory and administration fees	19,897,456
Trustees’ fees	94,008
Total expenses	19,991,464
Net expenses	19,991,464
Net investment income (loss)	1,049,914,890
Net increase (decrease) in net assets resulting from operations	$1,049,914,890

See accompanying notes to financial statements.

23

Government Master Fund

Statement of changes in net assets

	For the years ended April 30,
	2024	2023
From operations:

Net investment income (loss)	$1,049,914,890	$420,330,073
Net increase (decrease) in net assets resulting from operations	1,049,914,890	420,330,073
Net increase (decrease) in net assets from beneficial interest transactions	3,038,590,921	14,516,957,059
Net increase (decrease) in net assets	4,088,505,811	14,937,287,132
Net assets:

Beginning of year	19,234,964,760	4,297,677,628
End of year	$23,323,470,571	$19,234,964,760

See accompanying notes to financial statements.

24

Government Master Fund

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended April 30,
	2024	2023	2022	2021	2020
Ratios to average net assets:
Expenses before fee waivers	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses after fee waivers	0.10%	0.04%	0.06%	0.10%	0.10%
Net investment income (loss)	5.25%	3.78%	0.02%	0.09%	1.75%
Supplemental data:
Total investment return[1]	5.39%	3.14%	0.03%	0.08%	1.74%
Net assets, end of year (000’s)	$23,323,471	$19,234,965	$4,297,678	$8,822,693	$17,762,675

[1]

The total investment return for the Master Fund is calculated using geometric average return. The Master Fund issues ownership interests, rather than shares, to the feeder funds. Individual investors invest only into the feeder funds. Feeder fund total investment return is calculated as described within the feeder fund financial highlights and may differ from geometric average return of the Master Fund.

See accompanying notes to financial statements.

25

Government Master Fund

Notes to financial statements

Organization and significant accounting policies

Government Master Fund (the “Master Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Master Trust, an open-end management investment company organized as a Delaware statutory trust on June 12, 2007. Government Master Fund commenced operations on June 24, 2016.

UBS Asset Management (Americas) LLC (“UBS AM”) is the investment advisor and administrator for the Master Funds. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Master Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Master Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments

Under Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”), Government Master Fund has adopted a policy to operate as a “government money market fund”. Under Rule 2a-7, a “government money market fund” invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a “government money market fund”, Government Master Fund values its investments at amortized cost unless UBS AM, as the valuation designee appointed by Master Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by Government Master Fund is performed in an effort to ensure that amortized cost approximates market value.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the “VC”) to assist with its designated responsibilities as valuation designee with respect to the Master Fund’s portfolio of investments. The types of investments for which such fair value pricing may be necessary include, but are not limited to: investments of an issuer that has entered into a restructuring; fixed-income investments that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; investments that are restricted as to transfer or resale; illiquid invest-

26

Government Master Fund

Notes to financial statements

ments; and investments for which the prices or values available do not, in the judgment of the VC, represent current market value. The need to fair value the Master Fund’s portfolio of investments may also result from low trading volume in foreign markets or thinly traded investments. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold.

The Master Fund’s portfolio holdings may also consist of shares of other investment companies in which the Master Fund invests. The value of each such open-end investment company will generally be its net asset value at the time a Master Fund’s beneficial interests are priced. Pursuant to the Master Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies and/or investments in investment companies without publicly published prices are also valued at the daily net asset value. Each investment company generally values investments in a manner as described in that investment company’s prospectus or similar documents.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Master Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Master Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Master Fund’s Portfolio of investments.

Liquidity fee—By operating as a “government money market fund”, Government Master Fund is exempt from requirements that permit the imposition of a liquidity fee. While the Board may elect to subject Government Master Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Master Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Master Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Master Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Master Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a fund’s investment strategies and limitations may require the Master Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Master Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement,

27

Government Master Fund

Notes to financial statements

realization and/or retention of the collateral may be subject to legal proceedings. The Master Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Master Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM. The Master Fund may engage in repurchase agreements as part of normal investing strategies.

Under certain circumstances, the Master Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Master Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Concentration of risk—The ability of the issuers of the debt securities held by the Master Fund to meet its obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investment advisor and administrator

UBS AM serves as the investment advisor and administrator to the Master Fund pursuant to an investment advisory and administration contract (“Management Contract”) approved by the Board. In accordance with the Management Contract, the Master Fund pays UBS AM an investment advisory and administration fee (“management fee”), which is accrued daily and paid monthly, at the below annual rates, as a percentage of the Master Fund’s average daily net assets:

Average daily net assets	Annual rate
Up to $30 billion	0.1000%
In excess of $30 billion up to $40 billion	0.0975
In excess of $40 billion up to $50 billion	0.0950
In excess of $50 billion up to $60 billion	0.0925
Over $60 billion	0.0900

At April 30, 2024, the Master Fund owed UBS AM for investment advisory and administration services, net of waivers (if any), as follows:

Fund	Net amount owed to UBS AM
Government Master Fund	$1,885,888

In exchange for these fees, UBS AM has agreed to bear all of the Master Fund’s expenses other than taxes, extraordinary costs and the cost of securities purchased and sold by the Master Fund, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the Master Fund’s independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be 0.01% or less of the Master Fund’s average daily net assets. At April 30, 2024, UBS AM did not owe the Master Fund any additional reductions in management fees for independent trustees’ fees and expenses.

28

Government Master Fund

Notes to financial statements

In addition, UBS AM may voluntarily undertake to waive fees. This additional undertaking is voluntary and not contractual and may be terminated at any time. During the period ended April 30, 2024, the Master Fund did not incur this additional waiver.

Beneficial interest transactions

Government Master Fund

	For the years ended April 30,
	2024	2023
Contributions	$56,516,921,636	$52,020,553,397
Withdrawals	(53,478,330,715)	(37,503,596,338)
Net increase (decrease) in beneficial interest	$3,038,590,921	$14,516,957,059

Federal tax status

Government Master Fund is considered a non-publicly traded partnership for federal income tax purposes under the Internal Revenue Code; therefore, no federal tax provision is necessary. As such, each investor in the Master Fund is treated as owning its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Master Fund. UBS AM intends that the Master Fund’s assets, income and distributions will be managed in such a way that an investor in the Master Fund will be able to continue to qualify as a regulated investment company by investing its net assets through the Master Fund.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Master Fund has conducted an analysis and concluded, as of April 30, 2024, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Master Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the period ended April 30, 2024, the Master Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2024, remains subject to examination by the Internal Revenue Service and state taxing authorities.

29

Government Master Fund

Report of independent registered public accounting firm

To the Interestholders and the Board of Trustees of Government Master Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Master Fund (the “Fund”) (one of the funds constituting Master Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Master Trust) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

June 27, 2024

30

Government Master Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Master Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) each month on Form N-MFP. The Master Fund’s reports on Form N-MFP are available on the SEC’s Web site at http://www.sec.gov. The Master Fund makes portfolio holdings information available to interestholders (and investors in the related feeder funds) on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Master Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Master Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Master Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Master Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

31

Government Master Fund

Board approval of management contract (unaudited)

At a meeting of the board of Master Trust (the “Trust”) on February 21, 2024, the members of the board, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, considered the approval of the novation and restatement of the management contract between UBS Asset Management (Americas) Inc. (“UBS AM”) and the Trust (the “Management Contract”).

Management discussed with the board its proposal to reorganize UBS AM from a Delaware corporation to a Delaware limited liability company and to change its name to UBS Asset Management (Americas) LLC. Management stated that UBS AM is proposing that the Management Contract be novated and restated at the time of the closing of the reorganization to reflect UBS AM’s new name and form of organization. UBS AM represented, and the board considered, that there was expected to be no change to: (i) the advisory fee or any other amounts to be paid by the Trust; (ii) the nature, extent, and quality of the services to be provided by UBS AM; (iii) fund performance; (iv) the costs of the services to be provided and profits to be realized by UBS AM and its affiliates from the relationship with the Trust; or (v) the realization of economies of scale as the Trust grows; or (vi) any other benefits derived or to be derived by UBS AM from the relationship with the Trust.

The board, including a majority of the Independent Trustees, approved the novation and restatement of the Management Contract. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve the novation and restatement of the Management Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process.

32

Cantor Fitzgerald Government Money Market Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 64 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); Since September 2023 (Chair of the Board of Trustees)	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None
Richard R. Burt; 77 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 84 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

33

Cantor Fitzgerald Government Money Market Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 42 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (33 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 until 2023) and Tech and Energy Transition Corporation (from 2021 until 2023).
David R. Malpass; 68 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) LLC One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Mr. Malpass served as President of the World Bank Group (from 2019 until 2023.) Prior to that, he served as US Treasury Undersecretary for International Affairs (from 2017 until 2019) (Mr. Malpass also had previously served as a trustee of the funds (from 2014 until 2017), when he entered public service.)	Mr. Malpass is a trustee of 4 investment companies (consisting of 39 portfolios) for which UBS AM serves as investment advisor or manager.	In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government’s development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

[1]	Each trustee holds office for an indefinite term.

34

Cantor Fitzgerald Government Money Market Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[4]; 55	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) and senior manager of fund accounting—US (previously named product control and investment support) at UBS AM and/or UBS AM (US) (“UBS AM—Americas region”). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Ms. Bubloski is chief financial officer and treasurer of 5 investment companies (consisting of 9 portfolios) for which Credit Suisse Asset Management, LLC had served as investment advisor or manager prior to its merger into UBS AM, and for which UBS AM assumed such responsibilities effective May 1, 2024 (since February 2024)
Franklin P. Dickson[4]; 45	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 46	Vice President	Since 2015	Ms. DiPaolo is an executive director (since 2020) (prior to which she was a director from 2008 until 2020) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM—Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 60	Vice President	Since 2017	Mr. Grande is a managing director, head of the municipal fixed income team (since 2020); formerly he was co-head from 2017 until 2020) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary[4]; 56	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Leesa Merrill[3]; 45	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since 2023) (prior to which she was a director (from 2014 until 2023) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Ryan Nugent[2]; 46	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), senior portfolio manager (since 2020) (prior to which he was a portfolio manager (since 2005)) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 23 portfolios) for which UBS AM serves as investment advisor or manager.

35

Cantor Fitzgerald Government Money Market Fund

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Robert Sabatino[3]; 50	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 58	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey[3]; 39	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since 2023) (prior to which he was an executive director from 2019 until 2023) and Secretary and Head of Legal—UBS AM—Americas region (since 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel with UBS Business Solutions US LLC (from 2017 through 2022) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 40	Vice President	Since 2016	Mr. Walczak is a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 62	Vice President and Secretary	Since 1998 (Vice President) and since 2019 (Secretary)	Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022), (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

[1]	Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.
[3]	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[4]	This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

36

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Chair

David R. Malpass

Administrator (and Manager for Government Master Fund)

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

Principal Underwriter (for the feeder fund)

UBS Asset Management (US) Inc.

787 Seventh Avenue

New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2024. All rights reserved.

Cantor Fitzgerald Government Money Market Fund

c/o UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019-6028

(b)

Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Virginia G. Breen. Ms. Breen is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended April 30, 2024 and April 30, 2023, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $399,607 and $394,685, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended April 30, 2024 and April 30, 2023, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $45,792 and $62,964, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2023 and 2022 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended April 30, 2024 and April 30, 2023, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $144,000 and $196,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended April 30, 2024 and April 30, 2023, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an Audit Committee Charter (Amended and Restated as of September 14, 2016), as amended (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairman (as defined below). All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) UBS AM and (c) any entity controlling, controlled by, or under common control with UBS AM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)  Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2024 and April 30, 2023 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2024 and April 30, 2023 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2024 and April 30, 2023 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2024 and April 30, 2023 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2024 and April 30, 2023 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2024 and April 30, 2023 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)

For the fiscal year ended April 30, 2024, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)

For the fiscal years ended April 30, 2024 and April 30, 2023, the aggregate fees billed by E&Y of $872,141 and $1,837,064, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2024	2023
Covered Services	$189,792	$259,464
Non-Covered Services	682,349	1,577,600

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.

(j)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed- End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant’s independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Series Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 3, 2024

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	July 3, 2024